UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110
(Address of principal executive offices)	(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/13

Date of reporting period: 05/31/12

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the periods ended May 31, 2012 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares		Description	Value ($)
		MUTUAL FUNDS — 89.4%

		United States — 89.4%

		Affiliated Issuers
	20,904,620	GMO International Growth Equity Fund, Class IV	440,460,336
	37,387,966	GMO International Intrinsic Value Fund, Class IV	657,280,449
	32,325,802	GMO Quality Fund, Class VI	735,412,004
	29,756,869	GMO U.S. Core Equity Fund, Class VI	380,887,926
	1,817,233	GMO U.S. Treasury Fund	45,430,826

		Total United States	2,259,471,541

		TOTAL MUTUAL FUNDS (COST $2,313,483,606)	2,259,471,541

		INVESTMENT FUNDS — 2.0%

		United States — 2.0%
	1,338,041	Vanguard Emerging Markets ETF(a)	50,872,319

		TOTAL INVESTMENT FUNDS (COST $57,894,383)	50,872,319

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.8%

		Time Deposits — 2.8%
USD	15,000,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.03%, due 06/01/12	15,000,000
USD	15,000,000	Barclays (London) Time Deposit, 0.03%, due 06/01/12	15,000,000
USD	15,000,000	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	15,000,000
USD	15,000,001	Royal Bank of Scotland (London) Time Deposit, 0.03%, due 06/01/12	15,000,001
USD	9,374,145	STD Charter Bank (London) Time Deposit, 0.03%, due 06/01/12	9,374,145

		Total Time Deposits	69,374,146

		TOTAL SHORT-TERM INVESTMENTS (COST $69,374,146)	69,374,146

		TOTAL INVESTMENTS — 94.2% (Cost $2,440,752,135)	2,379,718,006

		Other Assets and Liabilities (net) — 5.8%	146,961,500

		TOTAL NET ASSETS — 100.0%	$2,526,679,506

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
6/26/12	Bank of America N.A.	AUD	8,111,247	$7,884,298	$347,908
6/26/12	Bank of New York Mellon	AUD	3,390,000	3,295,149	100,377
6/26/12	Barclays Bank PLC	AUD	5,102,000	4,959,248	251,425
6/26/12	Brown Brothers Harriman & Co.	AUD	2,515,000	2,444,631	15,642
6/26/12	Deutsche Bank AG	AUD	8,455,467	8,218,886	489,653
6/26/12	JPMorgan Chase Bank, N.A.	AUD	3,115,000	3,027,844	175,105
6/26/12	Morgan Stanley & Co. International PLC	AUD	4,586,569	4,458,239	281,481
6/26/12	Royal Bank of Scotland PLC	AUD	3,303,403	3,210,975	191,679
6/26/12	State Street Bank and Trust Company	AUD	5,209,374	5,063,618	297,505
6/26/12	Bank of America N.A.	CHF	4,381,617	4,512,474	283,674
6/26/12	Bank of New York Mellon	CHF	3,025,027	3,115,370	191,213
6/26/12	Barclays Bank PLC	CHF	4,507,208	4,641,816	286,033
6/26/12	Brown Brothers Harriman & Co.	CHF	6,335,000	6,524,195	390,687
6/26/12	Deutsche Bank AG	CHF	5,464,070	5,627,255	308,412
6/26/12	JPMorgan Chase Bank, N.A.	CHF	5,920,000	6,096,801	272,486
6/26/12	Morgan Stanley & Co. International PLC	CHF	4,048,000	4,168,894	234,528
6/26/12	Royal Bank of Scotland PLC	CHF	4,152,114	4,276,117	266,324
6/26/12	State Street Bank and Trust Company	CHF	2,369,000	2,439,750	71,108
6/26/12	Bank of America N.A.	DKK	7,012,518	1,167,284	64,697
6/26/12	Barclays Bank PLC	DKK	4,173,855	694,768	42,184
6/26/12	Brown Brothers Harriman & Co.	DKK	4,472,000	744,396	22,981
6/26/12	Deutsche Bank AG	DKK	7,923,000	1,318,840	79,205

6/26/12	JPMorgan Chase Bank, N.A.	DKK	2,391,000	397,999	24,435
6/26/12	Morgan Stanley & Co. International PLC	DKK	8,664,029	1,442,190	85,293
6/26/12	Bank of America, N.A.	EUR	12,552,000	15,522,032	981,160
6/26/12	Bank of New York Mellon	EUR	8,799,013	10,881,020	677,011
6/26/12	Barclays Bank PLC	EUR	17,178,000	21,242,628	1,318,270
6/26/12	Brown Brothers Harriman & Co.	EUR	10,935,531	13,523,077	570,255
6/26/12	Deutsche Bank AG	EUR	13,775,115	17,034,559	1,000,376
6/26/12	JPMorgan Chase Bank, N.A.	EUR	12,042,000	14,891,357	578,847
6/26/12	Morgan Stanley & Co. International PLC	EUR	9,855,026	12,186,905	779,816
6/26/12	Royal Bank of Scotland PLC	EUR	9,367,977	11,584,611	726,297
6/26/12	State Street Bank and Trust Company	EUR	8,425,608	10,419,261	646,512
6/26/12	Bank of America N.A.	GBP	8,634,901	13,306,634	396,679
6/26/12	Bank of New York Mellon	GBP	5,360,946	8,261,374	276,201
6/26/12	Barclays Bank PLC	GBP	4,935,000	7,604,979	238,760
6/26/12	Brown Brothers Harriman & Co.	GBP	5,595,736	8,623,192	283,653
6/26/12	Deutsche Bank AG	GBP	8,040,294	12,390,327	443,215
6/26/12	JPMorgan Chase Bank, N.A.	GBP	7,373,354	11,362,553	396,295
6/26/12	Morgan Stanley & Co. International PLC	GBP	18,514,488	28,531,365	959,141
6/26/12	Royal Bank of Scotland PLC	GBP	6,857,000	10,566,837	276,048
6/26/12	State Street Bank and Trust Company	GBP	6,651,099	10,249,537	435,588
6/26/12	Bank of America N.A.	HKD	15,061,000	1,940,589	385
6/26/12	Bank of New York Mellon	HKD	14,628,379	1,884,846	1,007
6/26/12	Barclays Bank PLC	HKD	4,066,000	523,898	(422)
6/26/12	Brown Brothers Harriman & Co.	HKD	34,742,259	4,476,492	2,335
6/26/12	Deutsche Bank AG	HKD	8,494,000	1,094,440	599
6/26/12	JPMorgan Chase Bank, N.A.	HKD	16,770,879	2,160,904	1,071
6/26/12	Royal Bank of Scotland PLC	HKD	12,092,000	1,558,037	(279)

6/26/12	State Street Bank and Trust Company	HKD	7,168,000	923,587	(649)
6/26/12	Bank of America N.A.	JPY	816,784,711	10,425,806	(296,261)
6/26/12	Bank of New York Mellon	JPY	727,259,000	9,283,059	(195,881)
6/26/12	Barclays Bank PLC	JPY	766,237,735	9,780,601	(276,524)
6/26/12	Brown Brothers Harriman & Co.	JPY	1,088,834,000	13,898,364	(232,047)
6/26/12	Deutsche Bank AG	JPY	959,900,000	12,252,593	(343,755)
6/26/12	JPMorgan Chase Bank, N.A.	JPY	897,931,058	11,461,594	(307,545)
6/26/12	Morgan Stanley & Co. International PLC	JPY	804,097,000	10,263,854	(501,272)
6/26/12	Royal Bank of Scotland PLC	JPY	1,477,133,000	18,854,787	(518,428)
6/26/12	State Street Bank and Trust Company	JPY	1,022,345,110	13,049,670	(356,433)
6/26/12	Bank of America N.A.	NOK	10,005,000	1,634,756	65,597
6/26/12	Barclays Bank PLC	NOK	5,222,466	853,319	53,241
6/26/12	Deutsche Bank AG	NOK	6,366,000	1,040,166	64,812
6/26/12	Morgan Stanley & Co. International PLC	NOK	6,530,988	1,067,124	68,518
6/26/12	Bank of America N.A.	NZD	193,000	145,231	5,784
6/26/12	Barclays Bank PLC	NZD	185,000	139,211	10,889
6/26/12	Brown Brothers Harriman & Co.	NZD	378,476	284,801	23,620
6/26/12	Bank of America N.A.	SEK	20,771,776	2,856,852	194,048
6/26/12	Bank of New York Mellon	SEK	6,878,269	946,005	69,238
6/26/12	Barclays Bank PLC	SEK	6,953,000	956,283	10,472
6/26/12	Brown Brothers Harriman & Co.	SEK	14,049,000	1,932,233	83,054
6/26/12	Deutsche Bank AG	SEK	9,687,000	1,332,304	96,909
6/26/12	JPMorgan Chase Bank, N.A.	SEK	9,883,287	1,359,301	98,689
6/26/12	Morgan Stanley & Co. International PLC	SEK	27,056,349	3,721,202	272,287
6/26/12	State Street Bank and Trust Company	SEK	11,613,817	1,597,310	115,719
6/26/12	Bank of America N.A.	SGD	1,714,000	1,330,163	28,143
6/26/12	Bank of New York Mellon	SGD	2,199,618	1,707,030	54,736

6/26/12	Brown Brothers Harriman & Co.	SGD	2,620,000	2,033,271	64,004
6/26/12	Deutsche Bank AG	SGD	2,707,017	2,100,801	58,137
6/26/12	JPMorgan Chase Bank, N.A.	SGD	1,123,490	871,893	27,533
6/26/12	Morgan Stanley & Co. International PLC	SGD	687,000	533,152	15,127
6/26/12	State Street Bank and Trust Company	SGD	589,000	457,098	9,614

				$480,645,912	$14,224,231

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Sales
157	Amsterdam Exchanges Index	June 2012	$11,255,586	$173,520
1,117	CAC 40	June 2012	41,546,740	(10,734)
198	DAX	June 2012	38,347,867	3,128,484
1,326	FTSE 100 Index	June 2012	108,357,117	7,715,477
122	FTSE/MIB	June 2012	9,732,149	1,720,963
118	Hang Seng	June 2012	14,057,609	(83,880)
150	IBEX 35	June 2012	11,279,639	1,086,177
178	MSCI Singapore	June 2012	8,759,758	22,827
1,069	OMXS 30	June 2012	14,390,694	369,877
4,616	Russell 2000 Mini	June 2012	351,323,760	14,215,020
450	S&P 400 E-Mini Index	June 2012	41,616,000	1,630,560
11,574	S&P 500 E-Mini Index	June 2012	757,662,975	23,039,302
415	SPI 200	June 2012	41,069,496	1,813,599
1,144	TOPIX	June 2012	104,322,963	13,818,487

			$1,553,722,353	$68,639,679

Swap Agreements

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
61,398,619	3/13/2013	JPMorgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.08%	$3,441,286
30,786,336	3/14/2013	Citibank N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.07%	1,396,589
59,829,248	3/21/2013	JPMorgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.06%	1,202,213
38,204,827	4/3/2013	Citibank N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.05%	4,066,496
169,571,678	5/14/2013	JPMorgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.03%	11,712,845
106,564,630	5/13/2013	BNP Paribas	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.04%	7,744,944

58,999,209	6/12/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.56%	10,180,699
55,599,968	7/19/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.52%	9,422,005
42,003,150	8/7/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.54%	4,741,738
40,526,978	1/29/2013	Citibank N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.03%	858,549
36,359,019	2/8/2013	Citibank N.A.	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.09%	3,202,382

					$57,969,746

				Premiums to (Pay) Receive	$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA — British Banks Association

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.

(a)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 2,595,840,831	$88,911,350	$(305,034,175)	$(216,122,825)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO International Growth Equity Fund, Class IV	$371,621,126	$102,045,000	$—	$—	$—	$440,460,336
GMO International Intrinsic Value Fund, Class IV	557,233,684	194,394,200	—	—	—	657,280,449
GMO Quality Fund, Class VI	603,807,351	153,799,774	—	4,075,174	—	735,412,004
GMO U.S. Core Equity Fund, Class VI	310,897,414	77,444,563	—	1,606,864	—	380,887,926
GMO U.S. Treasury Fund	50,921,848	440,013,977	445,505,000	13,977	—	45,430,826

Totals	$1,894,481,423	$967,697,514	$445,505,000	$5,696,015	$—	$2,259,471,541

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. The Fund and the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	43.8%
Futures Contracts	0.8%
Swap Agreements	2.3%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$2,259,471,541	$—	$—	$2,259,471,541

TOTAL MUTUAL FUNDS	2,259,471,541	—	—	2,259,471,541

Investment Funds
United States	50,872,319	—	—	50,872,319

TOTAL INVESTMENT FUNDS	50,872,319	—	—	50,872,319

Short-Term Investments	69,374,146	—	—	69,374,146

Total Investments	2,379,718,006	—	—	2,379,718,006

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	17,253,727	—	17,253,727
Futures Contracts
Equity risk	38,884,882	29,849,411	—	68,734,293
Swap Agreements
Equity risk	—	57,969,746	—	57,969,746

Total Derivatives	14,215,020	129,742,746	—	143,957,766

Total	$2,418,602,888	$105,072,884	$—	$2,523,675,772

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(3,029,496)	$—	$(3,029,496)
Futures Contracts
Equity risk	—	(94,614)	—	(94,614)

Total Derivatives	—	(3,124,110)	—	(3,124,110)

Total	$—	$(3,124,110)	$—	$(3,124,110)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund or an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund or an underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. In addition, the value of the Fund’s shares will be adversely affected if the equity investments that are the subject of the Fund’s short positions appreciate in value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent a Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be leveraged. The Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Short Sales Risk — The Fund runs the risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$17,253,727	$—	$—	$—	$17,253,727
Unrealized appreciation on futures contracts*	—	—	—	68,734,293	—	68,734,293
Unrealized appreciation on swap agreements	—	—	—	57,969,746	—	57,969,746

Total	$—	$17,253,727	$—	$126,704,039	$—	$143,957,766

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(3,029,496)	$—	$—	$—	$(3,029,496)
Unrealized depreciation on futures contracts*	—	—	—	(94,614)	—	(94,614)

Total	$—	$(3,029,496)	$—	$(94,614)	$—	$(3,124,110)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The derivative financial instruments outstanding as of period end (as disclosed in the Notes to Schedules of Investments) serve as indicators of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)/Shares	Description	Value ($)
	DEBT OBLIGATIONS — 3.7%

	U.S. Government — 3.7%
7,812,144	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(a)(b)(c)	7,878,063

	TOTAL DEBT OBLIGATIONS (COST $8,019,174)	7,878,063

	MUTUAL FUNDS — 44.5%

	Affiliated Issuers — 44.5%
791,020	GMO Short-Duration Collateral Fund	4,121,216
3,587,398	GMO U.S. Treasury Fund	89,684,962

	TOTAL MUTUAL FUNDS (COST $94,807,454)	93,806,178

	SHORT-TERM INVESTMENTS — 51.0%

	Money Market Funds — 2.0%
2,829,268	SSgA USD Liquidity Fund-Class S2 Shares, 0.00%(a)(d)(e)	2,829,268
1,407,757	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(f)	1,407,757

	Total Money Market Funds	4,237,025

	U.S. Government — 49.0%
8,400,000	U.S. Treasury Bill, 0.16%, due 03/07/13(c)(g)	8,390,407
95,000,000	U.S. Treasury Bill, 0.18%, due 05/02/13(a)(g)	94,849,995

	Total U.S. Government	103,240,402

	TOTAL SHORT-TERM INVESTMENTS (COST $107,470,555)	107,477,427

	TOTAL INVESTMENTS — 99.2% (Cost $210,297,183)	209,161,668

	Other Assets and Liabilities (net) — 0.8%	1,725,353

	TOTAL NET ASSETS — 100.0%	$210,887,021

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
7/10/12	Citibank N.A.	CAD	4,400,000	$4,256,433	$(82,810)
6/05/12	Credit Suisse International	CHF	4,800,000	4,941,657	(11,086)
6/12/12	Citibank N.A.	EUR	14,900,000	18,424,511	(646,473)
6/12/12	Deutsche Bank AG	EUR	1,000,000	1,236,544	(80,975)

6/19/12	Citibank N.A.	JPY	268,000,000	3,420,624	36,880

				$32,279,769	$(784,464)

Sales#
7/03/12	Citibank N.A.	AUD	37,600,000	$36,527,993	$1,019,879
7/10/12	Deutsche Bank AG	CAD	4,400,000	4,256,433	188,011
6/05/12	Credit Suisse International	CHF	4,800,000	4,941,657	253,168
8/07/12	Credit Suisse International	CHF	4,800,000	4,947,513	11,165
6/12/12	Deutsche Bank AG	EUR	17,200,000	21,268,563	1,205,275

				$71,942,159	$2,677,498

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
46	Nikkei 225	June 2012	$5,007,402	$(643,794)
62	Euro STOXX 50 Futures	June 2012	1,613,757	(11,741)
340	FTSE 100	June 2012	27,712,165	(2,052,608)
126	S&P 500 Index	June 2012	41,239,800	(2,320,667)
15	KOSPI 200	June 2012	1,544,164	(49,492)
28	Euro Bund	June 2012	5,055,853	170,819
170	Soybean(a)	July 2012	11,390,000	(808,575)

			$93,563,141	$(5,716,058)

Sales
247	S&P TSE 60 Index	June 2012	$31,356,576	$1,471,710
158	SPI 200	June 2012	15,671,656	695,443
30	Silver(a)	July 2012	4,163,550	476,615
14	Heating Oil(a)	July 2012	1,589,482	50,889
120	Corn(a)	July 2012	3,331,500	333,724
5	Gold 100 OZ(a)	August 2012	782,100	(10,567)

			$56,894,864	$3,017,814

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(d)	Fund is domiciled in Ireland.

(e)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

(f)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(g)	The rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

JPY — Japanese Yen

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 216,927,153	$1,058,314	$(8,823,799)	$(7,765,485)

Investments in Affiliated Issuers

In addition to its consolidated subsidiary, the Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Short-Duration
Collateral Fund	$4,714,481	$—	$—	$11,171	$—	$644,980	$4,121,216
GMO U.S. Treasury Fund	15,670,612	82,714,351	8,700,000	14,350	—	—	89,684,962

Totals	$20,385,093	$82,714,351	$8,700,000	$25,521	$—	$644,980	$93,806,178

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Basis of presentation and principles of consolidation

The accompanying consolidated Schedule of Investments include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated Schedule of Investments include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 0.2% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.1% of net assets. The underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Futures Contracts	(1.0)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. They may also include fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close on the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations	$—	$7,878,063	$—	$7,878,063
Mutual Funds	93,806,178	—	—	93,806,178
Short-Term Investments	107,477,427	—	—	107,477,427

Total Investments	201,283,605	7,878,063	—	209,161,668

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	2,714,378	—	2,714,378
Futures Contracts
Physical commodity contract risk	861,228	—	—	861,228
Equity risk	1,471,710	695,443	—	2,167,153
Interest rate risk	170,819	—	—	170,819

Total	$203,787,362	$11,287,884	$—	$215,075,246

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	(821,344)	$—	$(821,344)
Futures Contracts
Physical commodity contract risk	(819,142)	—	—	(819,142)
Equity risk	(2,320,667)	(2,757,635)	—	(5,078,302)

Total	$(3,139,809)	$(3,578,979)	$—	$(6,718,788)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.6% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

Because the Fund invests in its wholly-owned subsidiary, other GMO Funds, including GMO Short-Duration Collateral Fund (“SDCF”), and unaffiliated money market funds, it is exposed to the risks to which its wholly-owned subsidiary and the other underlying funds in which it invests are exposed, as well as the risk that investments made through its wholly-owned subsidiary will not perform as expected. Therefore, unless otherwise noted herein, the risks summarized below include both direct and indirect selected risks of the Fund, and as indicated above, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through its wholly-owned subsidiary, another GMO Fund or an unaffiliated money market fund.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and the Manager believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment Risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Physical commodity contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$2,714,378	$—	$—	$—	$2,714,378
Unrealized appreciation on futures contracts*	170,819	—	—	2,167,153	861,228	3,199,200

Total	$170,819	$2,714,378	$—	$2,167,153	$861,228	$5,913,578

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(821,344)	$—	$—	$—	$(821,344)
Unrealized depreciation on futures contracts*	—	—	—	(5,078,302)	(819,142)	(5,897,444)

Total	$—	$(821,344)	$—	$(5,078,302)	$(819,142)	$(6,718,788)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation / (depreciation) of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts
Average amount outstanding	$76,461,202	$143,721,211

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)/Shares / Number of Contracts/ Principal Amounts		Description	Value ($)
		DEBT OBLIGATIONS — 99.4%

		United States — 99.4%

		U.S. Government — 99.4%
	184,000,000	U.S. Treasury Note, 0.50% , due 11/15/13(a)	184,661,296

		TOTAL DEBT OBLIGATIONS (COST $184,474,739)	184,661,296

		MUTUAL FUNDS — 0.0%

		Affiliated Issuers — 0.0%
	879	GMO U.S. Treasury Fund	21,982

		TOTAL MUTUAL FUNDS (COST $21,982)	21,982

		OPTIONS PURCHASED — 0.3%

		Options on Futures — 0.0%
	1,000	Eurodollar 90 day Future Options Put, Expires 06/18/2012, Strike 99.00	6,250
	250	Eurodollar 90 day Future Options Put, Expires 06/18/2012, Strike 99.50	6,250

		Total Options on Futures	12,500

		Options on Interest Rate Swaps — 0.3%
USD	250,000,000	Swaption on Call, Expires 05/20/13, Strike 0.77% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014. (OTC) (CP - Merrill Lynch Capital Services Inc.)	533,250

		TOTAL OPTIONS PURCHASED (COST $249,625)	545,750

		SHORT-TERM INVESTMENTS — 0.3%

		Money Market Funds — 0.3%
	544,756	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00%(b)	544,756

		TOTAL SHORT-TERM INVESTMENTS (COST $544,756)	544,756

TOTAL INVESTMENTS — 100.0% (Cost $185,291,102)	185,773,784

Other Assets and Liabilities (net) — (0.0%)	(20,521)

TOTAL NET ASSETS — 100.0%	$185,753,263

Written Options

A summary of open written option contracts for the Fund at May 31, 2012 is as follows:

Options on Futures

Number of Contracts	Expiration Date	Description	Premiums	Market Value
Put 1,000	06/18/2012	USD Eurodollar 90 Day Future Options Put, Strike 99.13	85,100	(6,250)

Notes to Schedule of Investments:

CP — Counterparty

LIBOR — London Interbank Offered Rate

OTC — Over-the-Counter

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations:

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 185,291,102	$519,807	$(37,125)	$482,682

Investments in affiliated issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$370,970	$16,901,012	$17,250,000	$1,012	$—	$21,982

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$184,661,296	$—	$—	$184,661,296

TOTAL DEBT OBLIGATIONS	184,661,296	—	—	184,661,296

Mutual Funds	21,982	—	—	21,982
Options Purchased	12,500	533,250	—	545,750
Short-Term Investments	544,756	—	—	544,756

Total Investments	185,240,534	533,250	—	185,773,784

Total	$185,240,534	$533,250	$—	$185,773,784

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Written Options
Interest Rate Risk	$(6,250)	$—	$—	$(6,250)

Total	$(6,250)	$—	$—	$(6,250)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap.

With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust interest rate exposure, adjust exposure to certain markets and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2012, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2012, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	(2,200)	$2,463,734	$(290,000,000)	—	$490,750
Options written	—	(2,266)	1,299,910	(30,000,000)	(1,700)	1,809,016
Options bought back	—	1,200	(2,378,634)	280,000,000	1,700	(2,002,766)
Options expired	—	2,266	(1,299,910)	40,000,000	—	(297,000)
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	(1,000)	$85,100	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$545,750	$—	$—	$—	$—	$545,750

Total	$545,750	$—	$—	$—	$—	$545,750

Liabilities:
Written options outstanding	$(6,250)	$—	$—	$—	$—	$(6,250)

Total	$(6,250)	$—	$—	$—	$—	$(6,250)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts), or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Futures contracts	Options
Average amount outstanding	$2,723,531	$659,099,667

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
28,996,048	GMO Alpha Only Fund, Class IV	711,273,050
3,090,764	GMO Alternative Asset Opportunity Fund	92,939,283
26,087,452	GMO Currency Hedged International Equity Fund, Class III	532,184,025
3,533,040	GMO Debt Opportunities Fund, Class VI	90,693,137
6,926,760	GMO Emerging Country Debt Fund, Class IV	64,695,942
30,947,223	GMO Emerging Markets Fund, Class VI	309,162,756
12,786,162	GMO Flexible Equities Fund, Class VI	212,761,741
40,276,972	GMO Quality Fund, Class VI	916,301,108
5,953,206	GMO Special Situations Fund, Class VI	160,081,698
20,757,483	GMO Strategic Fixed Income Fund, Class VI	348,102,995

	TOTAL MUTUAL FUNDS (COST $3,493,217,293)	3,438,195,735

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
24,149	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	24,149

	TOTAL SHORT-TERM INVESTMENTS (COST $24,149)	24,149

	TOTAL INVESTMENTS — 100.0% (Cost $3,493,241,442)	3,438,219,884

	Other Assets and Liabilities (net) — (0.0%)	(53,463)

	TOTAL NET ASSETS — 100.0%	$3,438,166,421

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 3,516,617,189	$78,028,350	$(156,425,655)	$(78,397,305)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Alpha Only Fund, Class IV	$651,434,959	$51,041,908	$2,530,642	$—	$—	$711,273,050
GMO Alternative Asset Opportunity Fund	42,409,888	50,818,941	—	—	—	92,939,283
GMO Currency Hedged International Equity Fund, Class III	538,245,769	34,688,366	924,857	—	—	532,184,025
GMO Debt Opportunities Fund, Class VI	52,471,767	37,331,911	—	—	—	90,693,137
GMO Emerging Country Debt Fund, Class IV	66,358,364	—	—	—	—	64,695,942
GMO Emerging Markets Fund, Class VI	387,955,031	17,200,000	34,724,955	—	—	309,162,756
GMO Flexible Equities Fund, Class VI	241,557,893	500,000	410,654	—	—	212,761,741
GMO Quality Fund, Class VI	989,379,246	7,558,899	54,967,286	5,668,899	—	916,301,108
GMO Special Situations Fund, Class VI	147,045,737	11,250,000	—	—	—	160,081,698
GMO Strategic Fixed Income Fund, Class VI	376,043,671	1,000,000	37,331,911	—	—	348,102,995
GMO World Opportunity Overlay Fund	22,536,458	—	22,527,068	—	—	—

Totals	$3,515,438,783	$211,390,025	$153,417,373	$5,668,899	$—	$3,438,195,735

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the funds in which the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Derivatives and other securities for which quotations are not readily available or circumstances make an existing methodology or procedure unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.3% of net assets. These underlying funds classify such securities as Level 3 (levels defined below).

The foregoing pricing methodologies are modified for the equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	37.8%
Futures Contracts	0.0%^
Swap Agreements	0.5%

^	Rounds to 0.0%.

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 0.8% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$3,438,195,735	$—	$—	$3,438,195,735
Short-Term Investments	24,149	—	—	24,149

Total Investments	3,438,219,884	—	—	3,438,219,884

Total	$3,438,219,884	$—	$—	$3,438,219,884

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and/or indirect) in securities and derivative financial instruments using Level 3 inputs were 5.3% and (0.1)% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Natural Resources Risk. — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

Subsequent events

Effective June 30, 2012, the premium on cash purchases was 0.13% of the amount invested and the fee on cash redemptions was 0.13% of the amount redeemed.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)/Shares	Description	Value ($)
	MUTUAL FUNDS — 54.1%

	Affiliated Issuers — 54.1%
6,543,334	GMO Alpha Only Fund, Class IV	160,507,989
1,356,417	GMO Alternative Asset Opportunity Fund	40,787,465
1,613,460	GMO Debt Opportunities Fund, Class VI	41,417,507
1,667,516	GMO Emerging Country Debt Fund, Class IV	15,574,602
1,032,526	GMO Emerging Markets Fund, Class VI	10,314,939
2,487,017	GMO Flexible Equities Fund, Class VI	41,383,964
1,105,702	GMO Special Situations Fund, Class VI	29,732,336
771,777	GMO Strategic Fixed Income Fund, Class VI	12,942,696
2,000,150	GMO U.S. Treasury Fund(a)	50,003,747

	TOTAL MUTUAL FUNDS (COST $416,794,186)	402,665,245

	INVESTMENT FUNDS(a) — 6.2%
1,217,400	Vanguard Emerging Markets ETF(b)	46,285,548

	TOTAL INVESTMENT FUNDS (COST $51,507,961)	46,285,548

	DEBT OBLIGATIONS(a) — 0.0%

	Asset-Backed Securities — 0.0%

	CMBS Collateralized Debt Obligations — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.27%, due 11/23/52	3,999

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	187,500

	Total Asset-Backed Securities	191,499

	TOTAL DEBT OBLIGATIONS (COST $605,365)	191,499

	COMMON STOCKS(a) — 34.8%

	Automobiles & Components — 0.3%
3,160	Bayerische Motoren Werke AG	240,027
9,900	Bridgestone Corp	211,130
16,000	Fuji Heavy Industries Ltd	122,489
30,000	Isuzu Motors Ltd	159,869
10,000	Kinugawa Rubber Industrial Co Ltd	62,539
4,261	Leoni AG	175,174
97,000	Mazda Motor Corp*	123,079
19,218	Peugeot SA	190,200
18,227	Pirelli & C. SPA	181,530
8,549	Renault SA	359,305
11,900	Toyota Motor Corp	457,314
325	Volkswagen AG	49,158

	Total Automobiles & Components	2,331,814

	Banks — 0.7%
5,079	Australia & New Zealand Banking Group Ltd	103,246
110,741	Banca Popolare di Milano Scarl*	42,245
40,350	Banco Bilbao Vizcaya Argentaria SA	230,472
15,438	Banco Espirito Santo SA (Registered)*	8,712
109,822	Banco Popolare SC*	122,502

73,443	Banco Popular Espanol SA	148,435
161,091	Banco Santander SA	858,122
48,237	Bank of Ireland*	5,322
320,750	Barclays Plc	880,014
1,937	BNP Paribas	62,065
5,071	Commonwealth Bank of Australia	243,964
58,623	Intesa Sanpaolo SPA*	61,831
741,072	Lloyds Banking Group Plc*	291,704
207,200	Mizuho Financial Group Inc	302,733
2,279	Raiffeisen Bank International AG	62,921
161,800	Resona Holdings Inc	608,629
4,500	Royal Bank of Canada	224,597
267,617	Royal Bank of Scotland Group Plc*	82,945
5,186	Sapporo Hokuyo Holdings Inc	14,925
3,942	Societe Generale SA*	78,732
8,000	Sumitomo Mitsui Financial Group Inc	233,092
6,247	Swedbank AB A Shares	89,281
26,339	Westpac Banking Corp	519,821

	Total Banks	5,276,310

	Capital Goods — 1.1%
15,800	3M Co.	1,333,678
2,454	Abengoa SA	27,796
2,060	Andritz AG	109,210
162,068	BAE Systems Plc	684,839
4,040	Bunzl Plc	63,799
3,605	DCC Plc	84,748
1,012	Duerr AG	57,089
13,740	European Aeronautic Defence and Space Co NV	460,927
3,807	Fenner Plc	22,219
7,913	Ferrovial SA	75,107
7,965	Fiat Industrial SPA	80,472
62,140	Finmeccanica SPA*	207,660
2,629	Fomento de Construcciones y Contratas SA	33,214
29,000	Fuji Electric Co Ltd	67,248
5,105	GEA Group AG	130,501
13,000	Hanwa Co Ltd	48,013
7,586	IMI Plc	103,974
15,615	Impregilo SPA	62,857
47,800	Itochu Corp	522,824
53,000	Jaya Holdings Ltd*	25,117
3,000	JGC Corp	82,190
15,000	Juki Corp	22,726
96,000	Kajima Corp	250,938
21,824	Koninklijke BAM Groep NV	55,135
53,000	Marubeni Corp	338,351
21,200	Mitsubishi Corp	413,672
10,400	Mitsui & Co Ltd	146,172
27,000	Mitsui Engineering & Shipbuilding Co Ltd	36,077
4,204	Nachi-Fujikoshi Corp	18,630
3,511	NCC AB-B Shares	59,273
24,000	Nitto Boseki Co Ltd	69,622
47,000	Obayashi Corp	182,103
44,500	Penta-Ocean Construction Co Ltd	99,942
33,084	Rolls-Royce Holdings Plc*	420,594
714	Safran SA	24,586
851	SGL Carbon SE	32,206
114,300	Sojitz Corp	180,373
51,700	Sumitomo Corp	693,147
98,000	Taisei Corp	238,618
19,500	Toyota Tsusho Corp	359,099
6,000	Tsugami Corp	50,128
5,365	Weir Group Plc (The)	128,353
5,806	Wolseley Plc	198,221
65,000	Yangzijiang Shipbuilding Holdings Ltd	51,895
1,264	Zodiac Aerospace	123,336

	Total Capital Goods	8,476,679

	Commercial & Professional Services — 0.0%
7,944	Aggreko Plc	270,091
1,147	Campbell Brothers Ltd	64,887
1,940	Tomra Systems ASA	13,441

	Total Commercial & Professional Services	348,419

	Consumer Durables & Apparel — 0.3%
3,376	Adidas AG	252,092
33,147	Billabong International Ltd	61,852
12,826	Burberry Group Plc	271,393
12,000	Gunze Ltd	30,918
170,000	Haseko Corp*	110,336
5,000	Look Inc	24,869
943	LVMH Moet Hennessy Louis Vuitton SA	139,583
8,200	Namco Bandai Holdings Inc	99,493
7,400	Nike, Inc.-Class B	800,532
5,000	Nikon Corp	138,619
4,900	Sankyo Co Ltd	235,852
29,000	SxL Corp*	53,000
1,050	Tod’s SPA	103,837
52,567	Unitika Ltd*	27,452
31,000	Yue Yuen Industrial Holdings Ltd	96,704

	Total Consumer Durables & Apparel	2,446,532

	Consumer Services — 0.4%
34	Accordia Golf Co Ltd	20,858
23,400	McDonald’s Corp.	2,090,556
108,000	Melco International Development Ltd*	90,164
15,003	OPAP SA*	79,903
2,241	Paddy Power Plc	144,157
19,700	Round One Corp	103,761
35,159	TABCORP Holdings Ltd	99,243
43,140	Thomas Cook Group Plc	12,554
43,844	William Hill Plc	183,227

	Total Consumer Services	2,824,423

	Diversified Financials — 0.2%
48,132	3i Group Plc	130,078
8,802	Aberdeen Asset Management Plc	33,071
4,168	Azimut Holding SPA	38,749
5,800	Credit Saison Co Ltd	110,615
43,276	ING Groep NV*	250,391
9,818	Investor AB-B Shares	172,010
2,235	Macquarie Group Ltd	58,597
3,500	Marfin Investment Group Holdings SA*	995
3,010	Mitsubishi UFJ Lease & Finance Co Ltd	112,692
37,000	Singapore Exchange Ltd	176,942
21,272	SNS REAAL NV*	29,767
10,981	Tullett Prebon Plc	46,531
1,613	Wendel SA	106,113

	Total Diversified Financials	1,266,551

	Energy — 3.4%
2,478	Aker Solutions ASA	32,751
496,741	BP Plc	3,019,685
12,800	Canadian Natural Resources Ltd	367,573
53,400	Chevron Corp.	5,249,754
14,217	Cove Energy Plc*	57,112
11,290	Enbridge Inc	446,091
26,100	Encana Corp	521,570
85,411	ENI SPA	1,645,387
36,300	Exxon Mobil Corp.	2,854,269
75,085	Ezra Holdings Ltd*	55,056
4,300	Husky Energy Inc	97,045
26	Inpex Corp	150,099
144,600	JX Holdings Inc	733,106

5,919	Neste Oil OYJ	54,634
8,608	OMV AG	234,886
16,568	Repsol YPF SA	248,729
7,613	Rockhopper Exploration Plc*	35,538
87,510	Royal Dutch Shell Plc-A Shares	2,720,053
34,151	Royal Dutch Shell Plc-B Shares	1,097,752
5,433	TGS Nopec Geophysical Co ASA	136,095
9,000	TonenGeneral Sekiyu KK	81,898
122,093	Total SA	5,262,087

	Total Energy	25,101,170

	Food & Staples Retailing — 1.3%
34,900	Aeon Co Ltd	422,915
800	Alimentation Couche Tard Inc.-Class B	31,641
1,661	Colruyt SA	66,709
1,030	Delhaize Group SA	37,494
18,536	Distribuidora Internacional de Alimentacion SA*	81,273
5,526	Jeronimo Martins SGPS SA	98,115
3,000	Lawson Inc	210,163
2,800	Metro Inc	138,285
942	Rallye SA	26,881
8,100	Seven & I Holdings Co Ltd	243,552
29,800	Sysco Corp.	831,718
230,498	Tesco Plc	1,075,706
21,500	UNY Co Ltd	223,601
2,400	Walgreen Co.	73,248
83,900	Wal–Mart Stores, Inc.	5,522,298
9,965	Wesfarmers Ltd	283,185

	Total Food & Staples Retailing	9,366,784

	Food, Beverage & Tobacco — 5.9%
25,016	Anheuser-Busch InBev NV	1,692,576
5,800	Asahi Group Holdings Ltd	123,846
74,883	British American Tobacco Plc	3,539,382
15,218	C&C Group Plc	64,557
112,000	Coca-Cola Co. (The)	8,369,760
5,232	CSM	86,979
14,807	Davide Campari-Milano SPA	94,425
28,883	Diageo Plc	688,175
3,900	Fuji Oil Co Ltd	50,048
907,000	Golden Agri-Resources Ltd	455,888
178,753	Goodman Fielder Ltd	102,983
8,250	Imperial Tobacco Group Plc	298,455
674	Japan Tobacco Inc	3,750,326
4,350	Kerry Group Plc Class A	187,568
20,800	Lorillard, Inc.	2,570,880
1,400	MEIJI Holdings Co Ltd	58,277
12,900	Monster Beverage Corp.*	936,540
76,480	Nestle SA (Registered)	4,339,814
73,500	PepsiCo, Inc.	4,986,975
1,027	Pernod-Ricard SA	100,307
97,200	Philip Morris International, Inc.	8,214,372
9,458	Premier Foods Plc*	15,918
5,553	SABMiller Plc	205,228
6,238	Suedzucker AG	189,655
13,482	Tate & Lyle Plc	139,870
91,907	Unilever NV	2,887,284

	Total Food, Beverage & Tobacco	44,150,088

	Health Care Equipment & Services — 1.6%
100	Baxter International, Inc.	5,062
796	Cie Generale d’Optique Essilor International SA	68,056
69,300	Express Scripts Holding Co.*	3,616,767
1,939	Fresenius Medical Care AG & Co KGaA	128,716
2,597	Fresenius SE & Co KGaA	245,750
279	GN Store Nord A/S	3,281
1,400	Henry Schein, Inc.*	104,034

200	Intuitive Surgical, Inc.*	104,620
4,500	Laboratory Corp. of America Holdings*	374,760
200	Lincare Holdings, Inc.	4,586
3,304	Medipal Holdings Corp	41,855
46,200	Medtronic, Inc.	1,702,008
4,600	Nichii Gakkan Co	44,933
6,841	Nipro Corp	39,221
12,200	Quest Diagnostics, Inc.	694,180
3,008	Smith & Nephew Plc	28,141
45,700	UnitedHealth Group, Inc.	2,548,689
36,600	Zimmer Holdings, Inc.	2,219,790

	Total Health Care Equipment & Services	11,974,449

	Household & Personal Products — 1.1%
12,300	Church & Dwight Co., Inc.	654,852
37,100	Colgate–Palmolive Co.	3,646,930
10,400	Kao Corp	268,634
62,100	Procter & Gamble Co. (The)	3,868,209
2,700	Unicharm Corp	145,891

	Total Household & Personal Products	8,584,516

	Insurance — 0.3%
41,379	Aegon NV	174,684
19,800	AIA Group Ltd	64,374
24,245	Aviva Plc	98,402
18,747	Fondiaria-Sai SPA*	22,674
82,996	Fortis	131,798
6,934	Lancashire Holdings Ltd	80,663
10,400	Manulife Financial Corp	112,070
8,770	Mediolanum SPA	25,512
960	Muenchener Rueckversicherungs AG (Registered)	119,398
58,867	QBE Insurance Group Ltd	708,876
13,300	Sun Life Financial Inc	274,537
583	Zurich Financial Services AG*	119,837

	Total Insurance	1,932,825

	Materials — 0.6%
2,901	Arkema SA	191,496
1,689	BASF SE	118,533
287,124	BlueScope Steel Ltd*	96,313
8,116	Boliden AB	104,099
20,013	CRH Plc	338,673
33,000	DIC Corp	60,390
6,700	First Quantum Minerals Ltd	117,348
28,419	Fletcher Building Ltd	134,680
12,454	Iluka Resources Ltd	162,190
12,200	JFE Holdings Inc	197,124
37,000	Kobe Steel Ltd	44,232
753	Lanxess AG	50,311
32	Linde AG	4,934
2,800	Methanex Corp	78,292
52,500	Mitsubishi Chemical Holdings Corp	231,190
18,012	Mitsui Mining & Smelting Co Ltd	40,785
85,000	Nippon Light Metal Co Ltd	113,647
6,900	Nippon Paper Group Inc	106,300
108,000	Nippon Steel Corp	241,662
3,675	Norddeutsche Affinerie AG	168,384
144,712	OneSteel Ltd	148,511
2,127	Randgold Resources Ltd	169,581
38,344	Resolute Mining Ltd*	56,493
16,012	Rio Tinto Plc	688,892
2,657	Salzgitter AG	113,987
5,700	Sherritt International Corp	28,090
41,193	Sumitomo Light Metal Industries Ltd	41,441
166,000	Taiheiyo Cement Corp	336,350
13,000	Toray Industries Inc	86,778
4,722	Voestalpine AG	118,522

3,000	Zeon Corp	22,978

	Total Materials	4,412,206

	Media — 0.1%
707	Artprice.com*	21,598
33,820	ITV Plc	38,186
5,527	Lagardere SCA	131,022
7,841	Pearson Plc	137,840
54,000	Singapore Press Holdings Ltd	158,223
5,582	Trinity Mirror Plc*	2,197
8,681	WPP Plc	103,932

	Total Media	592,998

	Pharmaceuticals, Biotechnology & Life Sciences — 6.4%
77,900	Abbott Laboratories	4,813,441
15,200	Amgen, Inc.	1,056,704
13,500	Astellas Pharma Inc	530,138
93,960	AstraZeneca Plc	3,795,524
100	Bristol–Myers Squibb Co.	3,334
7,300	Eisai Co Ltd	297,693
1,200	Eli Lilly & Co.	49,140
208,777	GlaxoSmithKline Plc	4,626,299
8,916	Grifols SA*	202,393
150,500	Johnson & Johnson	9,395,715
26,100	Merck & Co., Inc.	980,838
67,204	Novartis AG (Registered)	3,501,176
4,219	Novo Nordisk A/S Class-B	564,004
2,800	Ono Pharmaceutical Co Ltd	157,991
344,900	Pfizer, Inc.	7,542,963
6,469	Recordati SPA	42,491
20,211	Roche Holding AG	3,163,015
71,889	Sanofi	4,896,874
7,998	Shire Plc	225,566
600	Taisho Pharmaceutical Holdings Co Ltd	44,770
43,300	Takeda Pharmaceutical Co Ltd	1,809,705

	Total Pharmaceuticals, Biotechnology & Life Sciences	47,699,774

	Real Estate — 0.4%
37	Advance Residence Investment Corp REIT	68,222
8,891	Africa Israel Investments Ltd*	27,853
66,000	Daikyo Inc	144,964
7,800	Daito Trust Construction Co Ltd	686,687
195,312	Dexus Property Group REIT	178,579
56,583	Goodman Group REIT	186,153
90,272	GPT Group REIT	285,192
48,716	Investa Office Fund REIT	127,670
36,200	Leopalace21 Corp*	97,908
91,542	Mirvac Group REIT	109,675
103,191	Stockland REIT	320,160
13,500	Swire Pacific Ltd Class A	145,359
52,000	Tokyo Tatemono Co Ltd*	167,056
823	Unibail-Rodamco SE REIT	136,223
1,720	Wereldhave NV REIT	104,880

	Total Real Estate	2,786,581

	Retailing — 1.1%
976	ASOS Plc*	26,344
14,100	Daiei Inc (The)*	34,886
2,100	Don Quijote Co Ltd	75,363
267,737	DSG International Plc*	58,972
73,200	Esprit Holdings Ltd	117,744
1,500	Fast Retailing Co Ltd	334,070
4,939	Halfords Group Plc	18,450
2,400	Hikari Tsushin Inc	89,844
102,014	Home Retail Group Plc	123,241
3,442	Inditex SA	284,743
6,947	JB Hi-Fi Ltd	62,026

7,200	K’s Holdings Corp	180,538
49,738	Kesa Electricals Plc	37,787
3,786	Kohnan Shoji Co Ltd	48,687
28,700	Lowe’s Cos., Inc.	766,864
10,805	Next Plc	505,306
2,900	Nitori Co Ltd	261,943
55,202	Pacific Brands Ltd	29,843
3,495	Point Inc	125,717
2,900	Ryohin Keikaku Co Ltd	148,284
3,200	Sanrio Co Ltd	103,440
76,500	Target Corp.	4,430,115
1,480	USS Co Ltd	149,921
12,458	WH Smith Plc	92,631
9,950	Yamada Denki Co Ltd	498,116

	Total Retailing	8,604,875

	Semiconductors & Semiconductor Equipment — 0.1%
4,113	ARM Holdings Plc	32,183
6,225	ASML Holding NV	285,210
936	Mellanox Technologies Ltd*	55,691
5,400	Shinko Electric Industries Co Ltd	38,880

	Total Semiconductors & Semiconductor Equipment	411,964

	Software & Services — 4.4%
2,200	Capcom Co Ltd	42,346
6,500	Dena Co Ltd	135,506
10,700	Google, Inc.-Class A*	6,215,202
5,800	Gree Inc	92,884
20,800	International Business Machines Corp.	4,012,320
2,300	Kakaku.com Inc	71,739
6,300	Konami Corp	132,582
4,600	Mastercard, Inc.-Class A	1,869,946
247,800	Microsoft Corp.	7,233,282
13,107	NET One Systems Co Ltd	180,738
1,600	Nintendo Co Ltd	185,227
304,900	Oracle Corp.	8,070,703
5,157	Playtech Ltd	27,711
33,161	SAP AG	1,902,763
1,591	Software AG	47,369
3,010	Telecity Group Plc*	38,078
2,249	Tieto Oyj	34,284
19,400	Visa Inc.-Class A	2,234,880
787	Yahoo! Japan Corp	228,753

	Total Software & Services	32,756,313

	Technology Hardware & Equipment — 2.7%
13,600	Alps Electric Co Ltd	100,775
15,000	Anritsu Corp	160,729
12,000	Apple, Inc.*	6,932,760
305,100	Cisco Systems, Inc.	4,982,283
25,000	Daiwabo Holdings Co Ltd	46,241
210,400	Hewlett-Packard Co.	4,771,872
7,000	Nippon Chemi-Con Corp*	20,714
91,891	Nokia Oyj	241,295
22,000	Oki Electric Industry Co Ltd*	30,474
38,800	Qualcomm, Inc.	2,223,628
16,200	Research in Motion Ltd*	167,827
13,000	Ricoh Co Ltd	94,155
5,505	Spectris Plc	136,781
3,300	Taiyo Yuden Co Ltd	28,997
5,000	Venture Corp Ltd	30,855
11	Wacom Co Ltd/Japan	21,958

	Total Technology Hardware & Equipment	19,991,344

	Telecommunication Services — 1.4%
6,700	BCE Inc	267,390
6,646	Belgacom SA	175,257

203,615	BT Group Plc	647,777
33,835	Chorus Ltd*	83,086
17,611	France Telecom SA	221,184
17,729	Jazztel Plc*	97,675
139	KDDI Corp	858,287
16,000	M1 Ltd/Singapore	30,373
23,900	Nippon Telegraph & Telephone Corp	1,029,008
1,036	NTT DoCoMo Inc	1,652,773
5,456	Partner Communications Co Ltd	24,945
253,000	Singapore Telecommunications Ltd	607,108
213,049	Telecom Corp of New Zealand Ltd	415,045
273,549	Telecom Italia SPA	226,026
112,069	Telefonica SA	1,247,463
285,919	Telstra Corp Ltd	989,213
265,209	Terna SPA	181,167
22,040	Vivendi SA	356,784
614,718	Vodafone Group Plc	1,639,442

	Total Telecommunication Services	10,750,003

	Transportation — 0.2%
26,144	Air France-KLM*	110,188
4,965	BBA Aviation Plc	14,804
3,000	Canadian National Railway Co	245,321
14,000	Daiichi Chuo KK*	15,641
3,673	Deutsche Lufthansa AG	38,690
2,800	East Japan Railway Co	166,483
32,843	Firstgroup Plc	106,873
98,000	Kawasaki Kisen Kaisha Ltd*	180,004
68,000	Mitsui OSK Lines Ltd	238,912
69,000	Nippon Yusen KK	184,022
127,000	Pacific Basin Shipping Ltd	56,337
39,529	Qantas Airways Ltd*	57,314
2,200	West Japan Railway Co	86,291
2,300	Yamato Holdings Co Ltd	35,721

	Total Transportation	1,536,601

	Utilities — 0.8%
50,000	CLP Holdings Ltd	407,991
22,911	Drax Group Plc	193,676
100,648	E. On AG	1,845,872
77,381	EDP - Energias de Portugal SA	160,697
423,407	Enel SPA	1,207,591
28,730	Gas Natural SDG SA	312,264
40,500	Hong Kong Electric Holdings Ltd	282,447
98,060	Iberdrola SA	373,367
29,000	Osaka Gas Co Ltd	113,605
12,376	Public Power Corp SA	20,204
15,355	RWE AG	562,589
8,362	Scottish & Southern Energy Plc	170,813
7,116	Snam SPA	28,787
28,059	Terna Rete Elettrica Nazionale SPA	93,887
4,000	Tokyo Electric Power Co Inc (The)*	8,062

	Total Utilities	5,781,852

	TOTAL COMMON STOCKS (COST $277,626,711)	259,405,071

Shares	Description	Value ($)
	PREFERRED STOCKS(a) — 0.1%

	Automobiles & Components — 0.1%
9,009	Porsche Automobil Holding SE, 1.89%	464,139

	Total Automobiles & Components	464,139

	Capital Goods — 0.0%
2,700,562	Rolls Royce Holdings Plc*	4,162

	Total Capital Goods	4,162

	Household & Personal Products — 0.0%
1,100	Henkel AG & Co KGaA, 1.48%	71,861

	Total Household & Personal Products	71,861

	TOTAL PREFERRED STOCKS (COST $621,418)	540,162

Shares	Description	Value ($)
	RIGHTS/WARRANTS(a) — 0.0%

	Capital Goods — 0.0%
7,965	Fiat Industrial SPA Rights, Expires 06/20/12*	—
7,965	Fiat Industrial SPA Rights, Expires 06/20/12*	—

	Total Capital Goods	—

	Telecommunication Services — 0.0%
97,885	Telefonica SA Rights, Expires 06/01/12*	28,443

	Utilities — 0.0%
28,730	Gas Natural SDG SA Rights, Expires 06/13/12*	16,555

	TOTAL RIGHTS/WARRANTS (COST $52,221)	44,998

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS(a) — 4.8%

	Money Market Funds — 2.5%
18,824,535	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(c)	18,824,535

	Time Deposits — 2.3%
17,197,145	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	17,197,145

	TOTAL SHORT-TERM INVESTMENTS (COST $36,021,680)	36,021,680

	TOTAL INVESTMENTS — 100.0% (Cost $783,229,542)	745,154,203
	Other Assets and Liabilities (net) — 0.00%	142,389

	TOTAL NET ASSETS — 100.0%	$745,296,592

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts(a)

Settlement Date	Deliver/Receive	Counterparty	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/04/12	BRL	Brown Brothers Harriman & Co.	1,085,625	$538,278	$(79,432)
6/26/12	JPY	State Street Bank and Trust Company	124,590,000	1,590,318	40,787
6/07/12	KRW	Brown Brothers Harriman & Co.	426,199,725	361,034	(18,316)

6/26/12	SGD	Deutsche Bank AG	1,511,453	1,172,974	(37,137)

				$3,662,604	$(94,098)

Sales #
6/26/12	AUD	Bank of America, N.A.	609,000	$592,020	$36,407
6/26/12	AUD	Bank of New York Mellon	814,000	791,304	47,466
6/26/12	AUD	Brown Brothers Harriman & Co.	1,127,899	1,096,451	64,428
6/26/12	AUD	Goldman Sachs International	805,000	782,555	49,320
6/26/12	AUD	JPMorgan Chase Bank, N.A.	555,428	539,941	31,990
6/26/12	AUD	Morgan Stanley & Co. International PLC	1,171,000	1,138,350	64,534
6/26/12	AUD	State Street Bank and Trust Company	1,022,379	993,873	58,288
6/26/12	CAD	Bank of New York Mellon	35,240	34,101	1,524
6/26/12	CAD	Brown Brothers Harriman & Co.	112,620	108,979	4,624
6/26/12	CAD	Deutsche Bank AG	11,551	11,177	485
6/26/12	CAD	Goldman Sachs International	639,684	619,002	28,131
6/26/12	CAD	State Street Bank and Trust Company	1,093,000	1,057,661	38,760
6/26/12	CHF	Bank of America, N.A.	952,900	981,357	61,694
6/26/12	CHF	Bank of New York Mellon	1,177,658	1,212,827	74,442
6/26/12	CHF	Deutsche Bank AG	144,296	148,605	9,044
6/26/12	CHF	Goldman Sachs International	168,525	173,558	11,046
6/26/12	CHF	JPMorgan Chase Bank, N.A.	279,061	287,395	17,818
6/26/12	CHF	Morgan Stanley & Co. International PLC	2,047,521	2,108,668	133,982
6/26/12	CHF	State Street Bank and Trust Company	1,323,966	1,363,504	90,165
6/26/12	DKK	Brown Brothers Harriman & Co.	3,483,796	579,904	34,447
6/26/12	DKK	Deutsche Bank AG	113,638	18,916	1,136
6/26/12	DKK	Goldman Sachs International	6,546,621	1,089,734	68,014
6/26/12	DKK	State Street Bank and Trust Company	632,406	105,269	6,421
6/26/12	EUR	Bank of America, N.A.	3,777,413	4,671,229	295,937
6/26/12	EUR	Bank of New York Mellon	1,641,756	2,030,230	126,315
6/26/12	EUR	Barclays Bank PLC	1,171,000	1,448,083	82,695
6/26/12	EUR	Brown Brothers Harriman & Co.	5,623,049	6,953,581	418,517
6/26/12	EUR	Deutsche Bank AG	1,233,336	1,525,169	94,127
6/26/12	EUR	JPMorgan Chase Bank, N.A.	763,827	944,565	58,999
6/26/12	EUR	Morgan Stanley & Co. International PLC	1,234,135	1,526,157	97,652
6/26/12	EUR	State Street Bank and Trust Company	1,001,463	1,238,430	76,841
6/26/12	GBP	Bank of America, N.A.	646,801	996,755	33,969
6/26/12	GBP	Bank of New York Mellon	1,272,404	1,960,843	69,237
6/26/12	GBP	Barclays Bank PLC	556,286	857,266	29,629
6/26/12	GBP	Brown Brothers Harriman & Co.	801,180	1,234,661	40,593
6/26/12	GBP	Deutsche Bank AG	2,394,896	3,690,663	123,975
6/26/12	GBP	Goldman Sachs International	736,807	1,135,459	38,105
6/26/12	GBP	JPMorgan Chase, Bank N.A.	946,893	1,459,213	50,869
6/26/12	GBP	Morgan Stanley & Co. International PLC	1,643,224	2,532,296	85,087
6/26/12	GBP	State Street Bank and Trust Company	846,000	1,303,731	45,004

6/26/12	HKD	Bank of New York Mellon	858,067	110,560	59
6/26/12	HKD	Brown Brothers Harriman & Co.	417,460	53,789	28
6/26/12	JPY	Bank of America , N.A.	133,025,000	1,697,986	(68,822)
6/26/12	JPY	Bank of New York Mellon	113,778,360	1,452,314	(41,092)
6/26/12	JPY	Brown Brothers Harriman & Co.	216,740,290	2,766,562	(77,276)
6/26/12	JPY	Goldman Sachs International	124,218,079	1,585,571	(47,152)
6/26/12	JPY	JPMorgan Chase Bank, N.A.	129,460,000	1,652,481	(44,336)
6/26/12	JPY	Morgan Stanley & Co. International PLC	211,844,000	2,704,064	(80,391)
6/26/12	JPY	State Street Bank and Trust Company	402,933,324	5,143,206	(140,465)
6/26/12	NOK	Goldman Sachs International	4,742,006	774,832	49,740
6/26/12	NOK	JPMorgan Chase Bank, N.A.	5,530,870	903,730	56,657
6/26/12	NOK	State Street Bank and Trust Company	4,324,300	706,580	44,467
6/26/12	NZD	Bank of New York Mellon	186,992	140,719	11,849
6/26/12	NZD	JPMorgan Chase Bank, N.A.	97,248	73,183	6,180
6/26/12	SEK	Bank of America, N.A.	303,850	41,791	3,080
6/26/12	SEK	Brown Brothers Harriman & Co.	634,661	87,290	6,245
6/26/12	SEK	Deutsche Bank AG	132,579	18,235	1,314
6/26/12	SEK	State Street Bank and Trust Company	134,437	18,490	1,339

				$71,274,865	$2,383,141

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts(a)

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
5	DAX	June 2012	$968,341	$(76,402)
11	FTSE 100	June 2012	897,695	(58,711)
20	FTSE/MIB	June 2012	1,595,370	(293,194)
6	MSCI Singapore	June 2012	295,239	(349)
20	TOPIX	June 2012	1,822,549	(252,905)

			$5,579,194	$(681,561)

Sales
19	S&P TSE 60 Index	June 2012	$2,405,175	$120,875
8	SPI 200	June 2012	788,328	36,737

			$3,193,503	$157,612

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of these securities are owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

KRW — South Korean Won

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 785,831,126	$1,819,181	$(42,496,104)	$(40,676,923)

Consolidated Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Alpha Only Fund, Class IV	$21,013,573	$137,738,233	$30,000	$—	$—	$160,507,989
GMO Alternative Asset Opportunity Fund	1,338,981	39,565,500	—	—	—	40,787,465
GMO Currency Hedged International Equity Fund, Class III	17,676,489	—	17,828,942			—
GMO Debt Opportunities Fund, Class VI	1,547,578	39,687,380	—	—	—	41,417,507
GMO Emerging Country Debt Fund, Class IV	2,307,559	13,788,596	—	—	—	15,574,602
GMO Emerging Markets Fund, Class VI	12,431,619	—	—	—	—	10,314,939
GMO Flexible Equities Fund, Class VI	7,960,464	38,233,076	—	—	—	41,383,964
GMO Quality Fund, Class VI	31,909,928	—	32,073,499			—
GMO Special Situations Fund, Class VI	4,714,131	24,827,011	—	—	—	29,732,336
GMO Strategic Fixed Income Fund, Class VI	12,657,138	—	—	—	—	12,942,696
GMO U.S. Treasury Fund**	—	50,003,747	—	3,747	—	50,003,747
GMO World Opportunity Overlay Fund	792,223	—	791,893			—

Totals	$114,349,683	$343,843,543	$50,724,334	$3,747	$—	$402,665,245

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined through the fiscal year ending February 28, 2013.

**	Owned by GMO Implementation Fund

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Basis of presentation and principles of consolidation

The accompanying consolidated Schedule of Investments includes the accounts of the GMO Benchmark-Free Allocation Fund (The “Fund”) and its wholly owned investment in GMO Implementation Fund (“Implementation Fund”). The consolidated Schedule of Investments includes 100% of the assets and liabilities of GMO Implementation Fund. References to the Fund may refer to actions undertaken by the Fund or the wholly owned investment.

For the period ended May 31, 2012, the Fund had the following country exposure:

Country Summary*	% of Investments
United States	44.9%
Emerging**	16.6
Japan	16.4
United Kingdom	7.8
France	3.0
Switzerland	2.4
Germany	1.9
Italy	1.4
Australia	1.3
Spain	1.0
Netherlands	0.9
Belgium	0.5
Singapore	0.4
Hong Kong	0.3
New Zealand	0.3
Canada	0.2
Ireland	0.2
Austria	0.1
Denmark	0.1
Finland	0.1
Portugal	0.1
Sweden	0.1

100.0%

*	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

**	The “Emerging” exposure is comprised of: Argentina, Brazil, Chile, China, Colombia, India, Indonesia, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.1% of net assets. The Fund and the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	30.0%
Futures Contracts	0.1%
Swap Agreements	0.5%

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 0.9% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following technique on Level 3 investments: the Fund valued certain debt securities using quoted prices.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Mutual Funds	$402,665,245	$—	$—		$402,665,245
Investment Funds	46,285,548	—	—		46,285,548
Debt Obligations
Asset-Backed Securities	—	187,500	3,999		191,499

TOTAL DEBT OBLIGATIONS	—	187,500	3,999		191,499

Common Stocks
Australia	$—	$5,055,986	$—		$5,055,986
Austria	—	525,539	—		525,539
Belgium	—	2,103,834	—		2,103,834
Canada	3,117,677	—	—		3,117,677
Denmark	—	567,285	—		567,285
Finland	—	330,213	—		330,213
France	—	13,067,550	—		13,067,550
Germany	—	6,473,198	—		6,473,198
Greece	—	101,102	—		101,102
Hong Kong	—	1,261,120	—		1,261,120
Ireland	—	825,025	—		825,025
Israel	—	108,489	—		108,489
Italy	—	4,469,630	—		4,469,630
Japan	—	27,532,827	—		27,532,827
Netherlands	—	3,874,330	—		3,874,330
New Zealand	—	632,811	—		632,811
Norway	—	182,287	—		182,287
Portugal	—	267,524	—		267,524
Singapore	—	1,591,457	—		1,591,457
Spain	—	4,221,053	—		4,221,053
Sweden	—	424,664	—		424,664
Switzerland	—	11,123,842	—		11,123,842
United Kingdom	—	30,582,573	—		30,582,573
United States	140,965,055	—	—		140,965,055

TOTAL COMMON STOCKS	144,082,732	115,322,339	—		259,405,071

Preferred Stocks
Germany	—	536,000	—		536,000
United Kingdom	—	4,162	—		4,162

TOTAL PREFERRED STOCK	—	540,162	—		540,162

Rights/Warrants
Italy	—	—	0	*	0	*
Spain	—	44,998	—		44,998

TOTAL RIGHTS/WARRANTS	—	44,998	0		44,998

Short-Term Investments	36,021,680	—	—		36,021,680

Total Investments	629,055,205	116,094,999	3,999		745,154,203

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	2,923,462	—		2,923,462
Futures Contracts
Equity risk	120,875	36,737	—		157,612

Total	$629,176,080	$119,055,198	$3,999		$748,235,277

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(634,419)	$—	$(634,419)
Futures Contracts
Equity risk	—	(681,561)	—	(681,561)

Total	$—	$(1,315,980)	$—	$(1,315,980)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and/or indirect) in securities and derivative financial instruments using Level 3 inputs were 5.5% and (0.1)% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3 *	Transfer out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations Asset-Backed Securities	$15,994	$—	$—	$242	$—	$(12,237)	$—	$—	$3,999	$(12,237)

Total	$15,994	$—	$—	$242	$—	$(12,237)	$—	$—	$3,999	$(12,237)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund may invest in shares of other investment companies, including other GMO Funds, money market funds and ETFs (for purposes of this risk disclosure, “underlying Funds”), and is indirectly exposed to all of the risks applicable to the underlying Funds, including the risk that the underlying Funds do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Natural Resources Risk. — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

References to the Fund may refer to actions undertaken by the Fund or its wholly owned investment.

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$44,998	$—	44,998
Unrealized appreciation on forward currency contracts	—	2,923,462	—	—	—	2,923,462
Unrealized appreciation on futures contracts*	—	—	—	157,612	—	157,612

Total	$—	$2,923,462	$—	$202,610	$—	$3,126,072

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(634,419)	$—	$—	$—	(634,419)
Unrealized depreciation on futures contracts*	—	—	—	(681,561)	—	(681,561)

Total	$—	$(634,419)	$—	$(681,561)	$—	$(1,315,980)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012:

	Forward Currency Contracts	Futures Contracts	Rights and/or Warrants
Average amount outstanding	$73,866,297	$18,226,364	$15,055

Subsequent events

Effective June 30, 2012, the premium on cash purchases was 0.12% of the amount invested and the fee on cash redemptions was 0.12% of the amount redeemed.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 40.1%

		Albania — 3.0%

		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	7,212,020

		Australia — 0.2%

		Asset-Backed Securities
USD	150,255	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.53%, due 04/19/38	143,593
USD	217,313	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.55%, due 05/10/36	209,206

		Total Australia	352,799

		United Kingdom — 0.2%

		Asset-Backed Securities
USD	453,135	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 01/13/39	421,416
USD	25,394	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.32%, due 12/20/54	24,200

		Total United Kingdom	445,616

		United States — 36.7%

		Asset-Backed Securities — 2.2%
USD	291,779	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37¿	14,224
USD	996,820	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36¿	244,221
USD	100,003	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36¿	30,001
USD	836,968	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36¿	236,967
USD	123,041	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	79,976
USD	375,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	375,585
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.72%, due 01/25/24	292,500
USD	407,024	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.82%, due 06/28/19	382,602
USD	579,180	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36¿	362,712
USD	374,895	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.43%, due 05/25/36¿	131,096
USD	93,958	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36¿	23,724
USD	724,519	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	608,596
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	788,000
USD	147,318	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36¿	70,713
USD	680,024	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36¿	246,509
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37¿	160,000
USD	47,513	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	28,508
USD	80,463	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	74,243
USD	76,279	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.50%, due 09/15/22	76,088
USD	31,713	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35¿	28,541
USD	201,839	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	202,164
USD	279,125	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.39%, due 03/20/14	279,278

USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	398,540

			5,134,788

		Corporate Debt — 0.3%
USD	350,000	CIT Group, Inc., 144A, 7.00%, due 05/02/16	349,545
USD	430,480	CIT Group, Inc., 144A, 7.00%, due 05/02/17	428,328

			777,873

		U.S. Government — 25.3%
USD	18,336,838	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(b)	18,491,564
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15	31,800,000
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12(c)	10,077,696

			60,369,260

		U.S. Government Agency — 8.9%
USD	20,000,000	Federal National Mortage Assoc.,TBA, 4.00%, due 06/01/12	21,300,000

		Total United States	87,581,921

		TOTAL DEBT OBLIGATIONS (COST $93,817,455)	95,592,356

Shares		Description	Value ($)
		MUTUAL FUNDS — 67.5%

		United States

		Affiliated Issuers
	933,683	GMO Emerging Country Debt Fund, Class IV	8,720,598
	7,417,054	GMO Short-Duration Collateral Fund	38,642,852
	93,858	GMO Special Purpose Holding Fund(d)	61,946
	2,574,790	GMO U.S. Treasury Fund	64,369,742
	2,030,456	GMO World Opportunity Overlay Fund	49,340,086

		TOTAL MUTUAL FUNDS (COST $163,217,002)	161,135,224

		SHORT-TERM INVESTMENTS — 0.8%

		Money Market Funds — 0.2%
	515,330	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.04%(e)	515,330
		Total Money Market Funds (COST $515,330)	515,330

		U.S. Government — 0.6%
	100,000	U.S. Treasury Bill, 0.00%, due 12/13/12(f)(g)	99,947
	1,300,000	U.S. Treasury Bill, 0.00%, due 03/07/13(f)(g)	1,298,516
		Total U.S. Government (COST $1,397,999)	1,398,463

		TOTAL SHORT-TERM INVESTMENTS (COST $1,913,329)	1,913,793

		TOTAL INVESTMENTS — 108.4% (Cost $258,947,786)	258,641,373

		Other Assets and Liabilities (net) — (8.4%)	(19,936,622)

		TOTAL NET ASSETS — 100.0%	$238,704,751

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
7/03/12	Citibank N.A.	AUD	6,100,000	$5,926,084	$(217,200)
7/10/12	Citibank N.A.	CAD	700,000	677,160	767
7/10/12	Deutsche Bank AG	CAD	14,100,000	13,639,934	(602,490)
6/05/12	Citibank N.A.	CHF	1,300,000	1,338,365	(98,467)
6/05/12	Credit Suisse International	CHF	16,000,000	16,472,189	(36,953)
6/12/12	Citibank N.A.	EUR	2,600,000	3,215,015	(62,790)
7/24/12	Barclays Bank PLC	GBP	4,400,000	6,779,725	(169,877)
6/19/12	Citibank N.A.	JPY	400,000,000	5,105,408	130,026
6/26/12	Barclays Bank PLC	NOK	67,800,000	11,078,350	(575,911)
7/31/12	Citibank N.A.	NZD	4,400,000	3,303,867	(10,555)
7/17/12	Barclays Bank PLC	SEK	71,300,000	9,798,726	(397,953)

				$77,334,823	$(2,041,403)

Sales#
7/03/12	Citibank N.A.	AUD	2,000,000	$1,942,978	$99,790
7/10/12	Citibank N.A.	CAD	20,100,000	19,444,162	257,080
6/05/12	Citibank N.A.	CHF	12,000,000	12,354,141	529,331
6/05/12	Credit Suisse International	CHF	5,300,000	5,456,412	391,779
8/07/12	Credit Suisse International	CHF	16,000,000	16,491,709	37,217
8/07/12	Deutsche Bank AG	CHF	300,000	309,220	(21)
6/12/12	Citibank N.A.	EUR	4,800,000	5,935,413	380,733
6/12/12	Deutsche Bank AG	EUR	14,400,000	17,806,239	969,420
7/24/12	Citibank N.A.	GBP	7,100,000	10,940,011	196,622
6/19/12	Citibank N.A.	JPY	770,000,000	9,827,911	(251,935)
7/31/12	Deutsche Bank AG	NZD	1,700,000	1,276,494	(4,894)
7/17/12	Barclays Bank PLC	SEK	40,900,000	5,620,868	133,177

				$107,405,558	$2,738,299

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
9	Japanese Government Bond 10 Yr. (TSE)	June 2012	$16,482,688	$54,630
49	U.S. Treasury Note 5 Yr. (CBT)	September 2012	6,085,188	21,290
77	UK Gilt Long Bond	September 2012	14,292,860	273,585
106	U.S. Treasury Note 10 Yr. (CBT)	September 2012	14,197,375	110,651
4	U.S. Treasury Bond 30 Yr. (CBT)	September 2012	598,875	10,301

			$51,656,986	$470,457

Sales
74	Australian Government Bond 10 Yr.	June 2012	$9,122,177	$(636,812)
6	Euro Schatz	June 2012	821,955	(1,275)
104	Euro Bund	June 2012	18,778,115	(846,266)
6	Euro BOBL	June 2012	941,804	(8,361)
149	Canadian Government Bond 10 Yr.	September 2012	19,885,847	(185,181)
211	U.S. Treasury Note 2 Yr. (CBT)	September 2012	46,505,719	(27,008)

			$96,055,617	$(1,704,903)

Swap Agreements

Credit Default Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread(1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract(2)		Net Unrealized Appreciation/ (Depreciation)
2,000,000 USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	3.63%	SLM Corp.	2,000,000	USD	$(100,794)

				Premiums to (Pay) Receive					$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
3,700,000	CHF	9/19/2022	Citibank N.A.	Receive	1.15%	6 Month CHF LIBOR	$77,607
4,600,000	CHF	9/19/2022	Deutsche Bank AG	Receive	1.15%	6 Month CHF LIBOR	96,484
3,900,000	CHF	9/19/2022	Barclays Bank PLC	Receive	1.15%	6 Month CHF LIBOR	81,802
36,800,000	SEK	9/19/2022	Barclays Bank PLC	Receive	2.45%	3 Month SEK STIBOR	154,577
39,800,000	SEK	9/19/2022	Citibank N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(167,178)
40,400,000	SEK	9/19/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(169,699)

							$73,593

				Premiums to (Pay) Receive			$113,576

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund/Receives	Net Unrealized Appreciation/ (Depreciation)
175,000,000 USD	2/19/2013	Bank of America N.A.	1 month LIBOR minus 0.20%	Barclays Aggregate Total Return Index	$668,157

		Premiums to (Pay) Receive			$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA — To Be Announced — Delayed Delivery Security

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by the U.S. Treasury bonds.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(e)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 284,990,493	$5,708,507	$(32,057,627)	$(26,349,120)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$8,944,682	$—	$—	$—	$—	$—	$8,720,598
GMO Short Duration Collateral Fund	44,205,643	—	—	135,354	—	6,017,093	38,642,852
GMO Special Purpose Holding Fund	46,929	—	—	—	—	—	61,946
GMO U.S. Treasury Fund	54,757,597	11,112,144	1,500,000	12,144	—	—	64,369,742
GMO World Opportunity Overlay Fund	48,730,950	—	—	—	—	—	49,340,086

Totals	$156,685,801	$11,112,144	$1,500,000	$147,498	$—	$6,017,093	$161,135,224

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 5.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 5.0% of net assets. The underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, the Fund held material level 3 U.S. government debt obligations subject to this standard. See the “Additional Level 3 information” table for further information regarding the valuation techniques and unobservable inputs used to measure the fair value of these instruments. Other than as described in this paragraph, there were no other classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices; The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR rate or U.S. Treasury yield.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$316,700	$5,616,503	$5,933,203
Corporate Debt	—	777,873	—	777,873
Foreign Government Obligations	—	7,212,020	—	7,212,020
U.S. Government	31,800,000	18,491,564	10,077,696	60,369,260
U.S. Government Agency	—	21,300,000	—	21,300,000

TOTAL DEBT OBLIGATIONS	31,800,000	48,098,157	15,694,199	95,592,356

Mutual Funds	161,073,278	61,946	—	161,135,224
Short-Term Investments	1,913,793	—	—	1,913,793

Total Investments	194,787,071	48,160,103	15,694,199	258,641,373

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	3,125,942	—	3,125,942
Futures Contracts
Interest rate risk	470,457	—	—	470,457
Swap Agreements
Interest rate risk	—	1,078,627	—	1,078,627

Total	$195,257,528	$52,364,672	$15,694,199	$263,316,399

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,429,046)	$—	$(2,429,046)
Futures Contracts
Interest rate risk	(1,704,903)	—	—	(1,704,903)
Swap Agreements
Credit risk	—	(100,794)	—	(100,794)
Interest rate risk	—	(336,877)	—	(336,877)

Total	$(1,704,903)	$(2,866,717)	$—	$(4,571,620)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

Additional Level 3 Information

The following table presents additional information about valuation techniques and inputs used for investments and derivatives, if any, that are measured at fair value and categorized within Level 3 as of May 31, 2012.

Description	Fair Value at 5/31/2012	Valuation Technique(s)	Unobservable Input(s)	Resulting Range of Fair Value
U.S. Treasury Receipts, 0.00%	$10,077,696	Present value calculation using a yield of a US Treasury Strip of similar duration, adjusted to reflect a liquidity discount	Liquidity Discount	Possible impact to fair value due to range of liquidity discount, $36,734 or approximately .02% of Fund net assets.

The significant unobservable input used in the fair value measurement of the Fund’s U.S. Treasury Receipts with a zero coupon is the liquidity discount, expressed as a premium ranging from 25- 200 basis points (currently 100 basis points) over the yield of the applicable US Treasury Strip. Increases (decreases) in this input would result in a lower (higher) fair value measurement.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 25.1% and 0.3% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3 *	Transfers out level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of May 31, 2012
Debt Obligations
Asset-Backed Securities	$6,202,282	$—	$(714,314)	$28,965	$100,978	$(1,408)	$—	$—	$5,616,503	$29,561
U.S Government	10,046,306	—	—	167,106		(135,716)	—	—	$10,077,696	(135,716)

Total	$16,248,588	$—	$(714,314)	$196,071	$100,978	$(137,124)	$—	$—	$15,694,199	$(106,155)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Firm commitments and when-issued securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause the Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. During the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 ( the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in non-U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the

Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to hedge some or all of the broad market exposure of the underlying Funds and the assets in which the Fund invests, to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets and achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$3,125,942	$—	$—	$—	3,125,942
Unrealized appreciation on futures contracts*	470,457	—	—	—	—	470,457
Unrealized appreciation on swap agreements	1,078,627	—	—	—	—	1,078,627

Total	$1,549,084	$3,125,942	$—	$—	$—	$4,675,026

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(2,429,046)	$—	$—	$—	(2,429,046)
Unrealized depreciation on futures contracts*	(1,704,903)	—	—	—	—	(1,704,903)
Unrealized depreciation on swap agreements	(336,877)	—	(100,794)	—	—	(437,671)

Total	$(2,041,780)	$(2,429,046)	$(100,794)	$—	$—	$(4,571,620)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Swap agreements
Average amount outstanding	$142,594,240	$148,231,534	$202,476,972

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 42.3%

		Canada — 3.0%

		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,217,302

		France — 6.4%

		Foreign Government Obligations
EUR	3,300,000	Government of France, 4.00%, due 10/25/38	4,757,398

		Germany — 6.4%

		Foreign Government Obligations
EUR	2,500,000	Republic of Deutschland, 4.75%, due 07/04/34	4,724,977

		Italy — 4.4%

		Foreign Government Obligations
EUR	3,100,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	3,299,577

		Netherlands — 1.2%

		Foreign Government Obligations
EUR	500,000	Netherlands Government Bond, 3.75%, due 01/15/42	871,795

		Spain — 2.4%

		Foreign Government Obligations
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	1,760,110

		United Kingdom — 13.3%

		Foreign Government Obligations
GBP	2,000,000	United Kingdom Gilt, 3.75%, due 09/07/21	3,686,859
GBP	3,000,000	United Kingdom Gilt, 4.75%, due 12/07/30	6,168,808

		Total United Kingdom	9,855,667

		United States — 5.2%

		U.S. Government
USD	3,797,570	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(a)(b)	3,829,614

		TOTAL DEBT OBLIGATIONS (COST $29,606,475)	31,316,440

		MUTUAL FUNDS — 54.4%

		United States

		Affiliated Issuers
	277,020	GMO Emerging Country Debt Fund, Class IV	2,587,369
	2,683,050	GMO Short-Duration Collateral Fund	13,978,692
	5,496	GMO Special Purpose Holding Fund(c)	3,627
	364,620	GMO U.S. Treasury Fund	9,115,510
	599,715	GMO World Opportunity Overlay Fund	14,573,085

		TOTAL MUTUAL FUNDS (COST $40,436,341)	40,258,283

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.1%

	Money Market Funds — 0.9%
649,850	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(d)	649,850

	U.S. Government — 1.2%
200,000	U.S. Treasury Bill, 0.10%, due 12/13/12(a)(e)	199,895
625,000	U.S. Treasury Bill, 0.15%, due 03/07/13(a)(e)	624,285
100,000	U.S. Treasury Bill, 0.17%, due 05/02/13(a)(e)	99,842

	Total U.S. Government (COST $923,804)	924,022

	TOTAL SHORT-TERM INVESTMENTS (COST $1,573,653)	1,573,872

	TOTAL INVESTMENTS — 98.8% (Cost $71,616,469)	73,148,595

	Other Assets and Liabilities (net) — 1.2%	876,027

	TOTAL NET ASSETS — 100.0%	$74,024,622

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
7/03/12	Citibank N.A.	AUD	2,000,000	$1,942,978	$(70,682)
7/10/12	Citibank N.A.	CAD	200,000	193,474	219
7/10/12	Deutsche Bank AG	CAD	2,000,000	1,934,742	(85,460)
6/05/12	Citibank N.A.	CHF	400,000	411,805	(30,298)
6/05/12	Credit Suisse International	CHF	5,000,000	5,147,559	(11,548)
6/12/12	Citibank N.A.	EUR	400,000	494,618	(12,039)
6/19/12	Citibank N.A.	JPY	120,000,000	1,531,622	39,208
6/26/12	Barclays Bank PLC	NOK	20,900,000	3,415,008	(176,811)
7/31/12	Citibank N.A.	NZD	1,300,000	976,143	(3,156)
7/17/12	Barclays Bank PLC	SEK	21,900,000	3,009,707	(121,741)

				$19,057,656	$(472,308)

Sales#
7/03/12	Citibank N.A.	AUD	700,000	$680,042	$34,437
7/10/12	Citibank N.A.	CAD	6,100,000	5,900,964	77,309
6/05/12	Citibank N.A.	CHF	3,800,000	3,912,145	166,004
6/05/12	Credit Suisse International	CHF	1,600,000	1,647,219	118,026
8/07/12	Credit Suisse International	CHF	5,000,000	5,153,659	11,630
8/07/12	Deutsche Bank AG	CHF	100,000	103,073	(7)
6/12/12	Citibank N.A.	EUR	1,600,000	1,978,471	124,903
6/12/12	Deutsche Bank AG	EUR	16,600,000	20,526,637	1,152,333
7/24/12	Barclays Bank PLC	GBP	4,800,000	7,396,064	185,320
7/24/12	Citibank N.A.	GBP	2,400,000	3,698,032	69,063
6/19/12	Citibank N.A.	JPY	230,000,000	2,935,610	(76,000)

7/31/12	Deutsche Bank AG	NZD	500,000	375,439	(1,439)
7/17/12	Barclays Bank PLC	SEK	12,500,000	1,717,869	40,638

				$56,025,224	$1,902,217

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
13	Australian Government Bond 3 Yr.	June 2012	$1,407,632	$49,787
142	Euro BOBL	June 2012	22,290,271	450,958
3	Japanese Government Bond 10 Yr. (TSE)	June 2012	5,498,086	8,603
11	U.S. Treasury Note 10 Yr. (CBT)	September 2012	1,473,312	11,483
42	UK Gilt Long Bond	September 2012	7,806,487	149,228

			$38,475,788	$670,059

Sales
17	Australian Government Bond 10 Yr.	June 2012	$2,104,601	$(136,070)
38	Canadian Government Bond 10 Yr.	September 2012	5,086,044	(46,647)
26	Euro Bund	June 2012	4,694,720	(215,030)
2	Euro SCHATZ	June 2012	273,996	(302)
3	U.S. Treasury Bond 30 Yr. (CBT)	September 2012	449,156	(7,743)
19	U.S. Treasury Note 2 Yr. (CBT)	September 2012	4,187,719	(2,432)

			$16,796,236	$(408,224)

Swap Agreements

Credit Default Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread(1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract(2)	Net Unrealized Appreciation/ (Depreciation)
14,000,000 USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	4.84%	Republic of Italy	NA	$695,969
10,000,000 USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	5.41%	Republic of Italy	10,000,000 USD	(1,839,983)

								$(1,144,014)

							Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,300,000 CHF	9/19/2022	Citibank N.A.	Receive	1.15%	6 Month CHF LIBOR	$27,267
1,500,000 CHF	9/19/2022	Deutsche Bank AG	Receive	1.15%	6 Month CHF LIBOR	31,462
1,200,000 CHF	9/19/2022	Barclays Bank PLC	Receive	1.15%	6 Month CHF LIBOR	25,170
12,200,000 SEK	9/19/2022	Barclays Bank PLC	Receive	2.45%	3 Month SEK STIBOR	51,246
9,000,000 SEK	9/19/2022	JPMorgan Chase Bank N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(37,804)
12,100,000 SEK	9/19/2022	Citibank N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(50,826)

						$46,515

					Premiums to (Pay) Receive	$36,828

#	Receive — Fund receives fixed rate and pays variable rate.
(Pay) — Fund pays fixed rate and receives variable rate.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 78,255,450	$—	$(5,106,855)	$ (5,106,855)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$2,653,854	$—	$—	$—	$—	$—	$2,587,369
GMO Short-Duration Collateral Fund	15,990,980	—	—	48,963	—	2,176,627	13,978,692
GMO Special Purpose Holding Fund	2,748	—	—	—	—	—	3,627
GMO U.S. Treasury Fund	6,113,892	3,501,618	500,000	1,618	—	—	9,115,510
GMO World Opportunity Overlay Fund	14,393,171	—	—	—	—	—	14,573,085

Totals	$39,154,645	$3,501,618	$500,000	$50,581	$—	$2,176,627	$40,258,283

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 2.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.9% of net assets. The underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,829,614	$—	$3,829,614
Foreign Government Obligations	—	27,486,826	—	27,486,826

TOTAL DEBT OBLIGATIONS	—	31,316,440	—	31,316,440

Mutual Funds	40,254,656	3,627	—	40,258,283
Short-Term Investments	1,573,872	—	—	1,573,872

Total Investments	41,828,528	31,320,067	—	73,148,595

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	2,019,090	—	2,019,090
Futures Contracts
Interest rate risk	670,059	—	—	670,059
Swap Agreements
Credit risk	—	695,969	—	695,969
Interest rate risk	—	135,145	—	135,145

Total	$42,498,587	$34,170,271	$—	$76,668,858

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(589,181)	$—	$(589,181)
Futures Contracts
Interest rate risk	(408,224)	—	—	(408,224)
Swap Agreements
Credit risk	—	(1,839,983)	—	(1,839,983)
Interest rate risk	—	(88,630)	—	(88,630)

Total	$(408,224)	$(2,517,794)	$—	$(2,926,018)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 20.5% and 0.3% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. During the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in non U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of the derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$2,019,090	$—	$—	$—	$2,019,090
Unrealized appreciation on futures contracts*	670,059	—	—	—	—	670,059
Unrealized appreciation on swap agreements	135,145	—	695,969	—	—	831,114

Total	$805,204	$2,019,090	$695,969	$—	$—	$3,520,263

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(589,181)	$—	$—	$—	$(589,181)
Unrealized depreciation on futures contracts*	(408,224)	—	—	—	—	(408,224)
Unrealized depreciation on swap agreements	(88,630)	—	(1,839,983)	—	—	(1,928,613)

Total	$(496,854)	$(589,181)	$(1,839,983)	$—	$—	$(2,926,018)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Swap agreements
Average amount outstanding	$68,774,621	$53,696,258	$45,248,394

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares / Par value		Description	Value ($)
		MUTUAL FUNDS — 94.8%

		United States — 94.8%

		Affiliated Issuers
	40,658,119	GMO International Growth Equity Fund, Class IV	856,666,568
	72,677,906	GMO International Intrinsic Value Fund, Class IV	1,277,677,596

		TOTAL MUTUAL FUNDS (COST $2,252,482,489)	2,134,344,164

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
EUR	7,035	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/01/12	8,680
USD	11,712,502	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	11,712,502

		Total Time Deposits	11,721,182

		TOTAL SHORT-TERM INVESTMENTS (COST $11,721,182)	11,721,182

		TOTAL INVESTMENTS — 95.3% (Cost $2,264,203,671)	2,146,065,346

		Other Assets and Liabilities (net) — 4.7%	106,410,591

		TOTAL NET ASSETS — 100.0%	$2,252,475,937

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/26/12	Bank of New York Mellon	CHF	11,561,000	$11,906,270	$(343,589)
6/26/12	Bank of America, N.A.	EUR	8,922,000	11,033,108	(313,588)
6/26/12	Brown Brothers Harriman & Co.	EUR	27,992,000	34,615,418	(2,148,435)
6/26/12	Deutsche Bank AG	EUR	10,442,000	12,912,768	(435,074)
6/26/12	JPMorgan Chase Bank N.A.	EUR	9,573,000	11,838,146	(763,760)
6/26/12	Barclays Bank PLC	GBP	9,274,000	14,291,504	(380,149)
6/26/12	State Street Bank and Trust Company	GBP	9,861,000	15,196,088	(669,127)
6/26/12	JPMorgan Chase Bank, N.A.	HKD	93,324,000	12,024,668	5,940
6/26/12	Barclays Bank PLC	JPY	1,125,111,000	14,361,420	285,920

6/26/12	Brown Brothers Harriman & Co.	JPY	917,360,000	11,709,594	134,073
6/26/12	JPMorgan Chase Bank N.A.	JPY	1,950,294,000	24,894,425	629,190
6/26/12	Royal Bank of Scotland PLC	JPY	924,597,000	11,801,970	235,847

				$186,585,379	$(3,762,752)

Sales #
6/26/12	Bank of America N.A.	AUD	42,466,184	$41,277,997	$2,542,858
6/26/12	Bank of New York Mellon	AUD	53,514,353	52,017,042	3,125,752
6/26/12	Barclays Bank PLC	AUD	15,106,904	14,684,219	870,605
6/26/12	Deutsche Bank AG	AUD	11,904,000	11,570,931	689,356
6/26/12	JPMorgan Chase Bank, N.A.	AUD	10,646,477	10,348,593	614,234
6/26/12	Morgan Stanley & Co. International PLC	AUD	4,585,677	4,457,372	281,426
6/26/12	Royal Bank of Scotland PLC	AUD	6,715,716	6,527,813	389,677
6/26/12	State Street Bank and Trust Company	AUD	55,953,929	54,388,360	3,195,507
6/26/12	Bank of America, N.A.	CAD	145,510	140,810	6,214
6/26/12	Bank of New York Mellon	CAD	14,403,860	13,938,603	622,517
6/26/12	Barclays Bank PLC	CAD	3,216,000	3,112,121	110,195
6/26/12	Deutsche Bank AG	CAD	2,161,000	2,091,198	90,639
6/26/12	Royal Bank of Scotland PLC	CAD	1,719,249	1,663,716	67,658
6/26/12	State Street Bank and Trust Company	CAD	3,283,000	3,176,956	116,319
6/26/12	Bank of America N.A.	CHF	53,216,034	54,805,334	3,445,303
6/26/12	Bank of New York Mellon	CHF	57,015,413	58,718,182	3,603,962
6/26/12	Barclays Bank PLC	CHF	5,196,967	5,352,175	329,806
6/26/12	Brown Brothers Harriman & Co.	CHF	11,722,497	12,072,590	722,940
6/26/12	Deutsche Bank AG	CHF	12,119,297	12,481,240	759,552
6/26/12	JPMorgan Chase Bank, N.A.	CHF	23,260,575	23,955,253	1,485,158
6/26/12	Morgan Stanley & Co. International PLC	CHF	6,690,116	6,889,917	437,766
6/26/12	Royal Bank of Scotland PLC	CHF	4,717,000	4,857,873	302,557
6/26/12	State Street Bank and Trust Company	CHF	14,595,000	15,030,880	981,804

6/26/12	Bank of New York Mellon	DKK	23,630,000	3,933,383	239,170
6/26/12	Brown Brothers Harriman & Co.	DKK	20,808,155	3,463,666	205,749
6/26/12	Deutsche Bank AG	DKK	178,004,176	29,630,068	1,779,477
6/26/12	JPMorgan Chase Bank, N.A.	DKK	18,116,000	3,015,538	184,306
6/26/12	Morgan Stanley & Co. International PLC	DKK	21,090,000	3,510,581	218,469
6/26/12	Royal Bank of Scotland PLC	DKK	225,187,734	37,484,109	2,296,214
6/26/12	State Street Bank and Trust Company	DKK	16,476,000	2,742,548	167,301
6/26/12	Bank of America, N.A.	EUR	66,406,945	82,120,040	5,202,769
6/26/12	Bank of New York Mellon	EUR	17,208,983	21,280,942	1,324,089
6/26/12	Barclays Bank PLC	EUR	34,067,503	42,128,496	2,614,400
6/26/12	Brown Brothers Harriman & Co.	EUR	89,090,872	110,171,398	6,631,190
6/26/12	Deutsche Bank AG	EUR	75,398,816	93,239,551	5,754,570
6/26/12	Goldman Sachs International	EUR	12,571,000	15,545,528	1,069,864
6/26/12	JPMorgan Chase Bank, N.A.	EUR	63,533,849	78,567,117	4,907,593
6/26/12	Morgan Stanley & Co. International PLC	EUR	23,242,095	28,741,599	1,839,118
6/26/12	Royal Bank of Scotland PLC	EUR	13,747,068	16,999,875	1,065,807
6/26/12	State Street Bank and Trust Company	EUR	34,543,309	42,716,886	2,650,569
6/26/12	Bank of America N.A.	GBP	23,009,057	35,457,627	1,208,962
6/26/12	Bank of New York Mellon	GBP	8,976,216	13,832,610	462,462
6/26/12	Barclays Bank PLC	GBP	72,088,776	111,090,904	3,841,313
6/26/12	Brown Brothers Harriman & Co.	GBP	14,477,076	22,309,596	733,856
6/26/12	Deutsche Bank AG	GBP	10,454,289	16,110,364	541,437
6/26/12	JPMorgan Chase Bank, N.A.	GBP	29,175,094	44,959,670	1,568,070
6/26/12	Morgan Stanley & Co. International PLC	GBP	12,812,586	19,744,568	663,754
6/26/12	Royal Bank of Scotland PLC	GBP	67,697,606	104,323,983	3,613,825
6/26/12	State Street Bank and Trust Company	GBP	75,226,024	115,925,494	4,030,676
6/26/12	JPMorgan Chase Bank, N.A.	HKD	285,857,274	36,832,313	18,247

6/26/12	Morgan Stanley & Co. International PLC	HKD	10,690,000	1,377,392	738
6/26/12	Bank of America N.A.	JPY	1,639,760,130	20,930,632	(594,767)
6/26/12	Bank of New York Mellon	JPY	1,147,550,160	14,647,844	(414,487)
6/26/12	Barclays Bank PLC	JPY	7,780,634,918	99,315,505	(2,807,915)
6/26/12	Brown Brothers Harriman & Co.	JPY	3,083,025,769	39,353,120	(1,099,333)
6/26/12	Deutsche Bank AG	JPY	2,272,452,786	29,006,604	(813,800)
6/26/12	JPMorgan Chase Bank, N.A.	JPY	7,780,634,918	99,315,505	(2,664,897)
6/26/12	Morgan Stanley & Co. International PLC	JPY	2,716,981,764	34,680,771	(1,031,146)
6/26/12	Royal Bank of Scotland PLC	JPY	7,780,634,918	99,315,505	(2,730,765)
6/26/12	State Street Bank and Trust Company	JPY	2,155,680,057	27,516,065	(751,561)
6/26/12	Bank of America N.A.	NOK	17,729,838	2,896,948	183,840
6/26/12	Barclays Bank PLC	NOK	38,428,750	6,279,024	391,766
6/26/12	Brown Brothers Harriman & Co.	NOK	141,079,939	23,051,603	1,431,240
6/26/12	Deutsche Bank AG	NOK	103,731,000	16,949,014	1,056,089
6/26/12	Goldman Sachs International	NOK	106,959,000	17,476,450	1,122,289
6/26/12	Morgan Stanley & Co. International PLC	NOK	177,019,939	28,923,981	1,857,149
6/26/12	Royal Bank of Scotland PLC	NOK	21,671,000	3,540,910	221,039
6/26/12	JPMorgan Chase Bank N.A.	NZD	1,792,776	1,349,051	114,017
6/26/12	Morgan Stanley & Co. International PLC	NZD	23,520,310	17,698,869	1,557,280
6/26/12	State Street Bank and Trust Company	NZD	2,635,000	1,982,819	166,735
6/26/12	Brown Brothers Harriman & Co.	SEK	10,501,103	1,444,272	103,353
6/26/12	JPMorgan Chase Bank, N.A.	SEK	16,543,634	2,275,333	165,195
6/26/12	Morgan Stanley & Co. International PLC	SEK	111,380,691	15,318,774	1,120,901
6/26/12	State Street Bank and Trust Company	SEK	3,234,451	444,851	32,228
6/26/12	Brown Brothers Harriman & Co.	SGD	26,260,969	20,380,027	641,529

				$2,174,908,498	$76,881,779

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover all commitments or collateral requirements of the relevant broker or exchange.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 2,270,195,364	$—	$(124,130,018)	$(124,130,018)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO International Growth Equity Fund, Class IV	$952,180,604	$28,256,806	$56,917,608	$—	$—	$856,666,568
GMO International Intrinsic Value Fund, Class IV	1,412,697,219	120,327,830	60,495,723	—	—	1,277,677,596

Totals	$2,364,877,823	$148,584,636	$117,413,331	$—	$—	$2,134,344,164

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds:

Security Type	Percentage of Net Assets of the Fund
Equity Securities	84.8%
Futures Contracts	(0.7)%
Swap Agreements	(0.0)^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$2,134,344,164	$—	$—	$2,134,344,164

TOTAL MUTUAL FUNDS	2,134,344,164	—	—	2,134,344,164

Short-Term Investments	11,721,182	—	—	11,721,182

Total Investments	2,146,065,346	—	—	2,146,065,346

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	91,081,420	—	91,081,420

Total	$2,146,065,346	$91,081,420	$—	$2,237,146,766

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(17,962,393)	$—	$(17,962,393)

Total	$—	$(17,962,393)	$—	$(17,962,393)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund or an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund or an underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The use of derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$91,081,420	$—	$—	$—	$91,081,420

Total	$—	$91,081,420	$—	$—	$—	$91,081,420

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(17,962,393)	$—	$—	$—	$(17,962,393)

Total	$—	$(17,962,393)	$—	$—	$—	$(17,962,393)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts) outstanding at each month-end, was as follows for the period ended May 31, 2012.

Forward Currency Contracts
Average amount outstanding	$2,356,261,548

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 79.1%

	Asset-Backed Securities — 78.3%

	Airlines — 0.2%
1,661,009	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.72%, due 05/15/24	747,454

	Auto Financing — 10.7%
5,000,000	Ally Master Owner Trust, Series 12-1, Class D, 144A, 3.12%, due 02/15/17	5,015,650
3,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 12-2A, Class B, 144A, 3.89%, due 05/20/18	3,045,540
3,440,000	Avis Budget Rental Car Funding AESOP LLC, Series 10-5A, Class B, 144A, 5.11%, due 03/20/17	3,673,266
132,625	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	132,790
1,099,886	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.89%, due 08/15/13	1,102,889
999,999	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	999,999
2,075,237	CPS Auto Trust, Series 10-PG5, Class A, 144A, 9.25%, due 01/15/18	2,197,157
3,375,000	Ford Credit Floorplan Master Owner Trust, Series 10-3, Class C, 144A, 4.99%, due 02/15/17	3,630,218
5,000,000	Hertz Vehicle Financing LLC, Series 09-2A, Class B2, 144A, 5.93%, due 03/25/16	5,392,188
11,372	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.30%, due 12/15/13	11,372
3,000,000	Santander Consumer Acquired Receivables Trust, Series 11-WO, Class C, 144A, 3.19%, due 10/15/15	3,071,250
5,000,000	Santander Drive Auto Receivables Trust, Series 12-2, Class D, 3.87%, due 02/15/18	5,037,500
5,000,000	Santander Drive Auto Receivables Trust, Series 10-2, Class C, 3.89%, due 07/17/17	5,171,900
453,578	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.39%, due 03/20/14	453,827

	Total Auto Financing	38,935,546

	Business Loans — 7.8%
242,926	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	197,985
360,061	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	293,449
1,148,378	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	746,446
803,579	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	498,219
663,965	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 05/28/39	220,768
737,739	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	212,100
1,519,741	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	699,081
5,000,000	CIT Equipment Collateral, Series 12-VT1, Class D, 144A, 4.12%, due 10/21/19	5,000,000
1,000,000	CNH Wholesale Master Note Trust, Series 2011-1A, Class B, 144A, 1 mo. LIBOR + 1.65%, 1.89%, due 12/15/15	1,000,000
5,606,973	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 0.41%, due 04/16/35	4,779,945
295,639	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	261,641
668,786	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	561,780
3,000,000	Great America Leasing Receivables, Series 12-1, Class C, 144A, 3.00%, due 11/15/18	2,999,700
4,500,000	Great America Leasing Receivables, Series 09-1, Class C, 144A, 6.48%, due 12/15/16	4,699,710
813,415	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	703,384
621,868	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	506,735
1,252,682	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	1,027,725
2,000,000	Navistar Financial Dealer Note Master Trust, Series 09-1, Class B, 144A, 1 mo. LIBOR + 4.25%, 4.49%, due 10/26/15	2,035,600
2,000,000	Navistar Financial Dealer Note Master Trust, Series 11-1, Class C, 144A, 1 mo. LIBOR + 2.50%, 2.74%, due 10/25/16	2,013,200

	Total Business Loans	28,457,468

	CMBS — 2.3%
287,962	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.36%, due 07/15/44	286,522
5,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	4,704,750
655,590	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	650,673
800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	788,000
2,035,725	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	1,954,296

	Total CMBS	8,384,241

	CMBS Collateralized Debt Obligations — 1.4%
1,499,437	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.27%, due 11/23/52	3,749
851,049	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.82%, due 06/28/19	799,987
1,051,234	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	1,009,184
3,931,643	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	3,341,896

	Total CMBS Collateralized Debt Obligations	5,154,816

	Corporate Collateralized Debt Obligations — 1.4%
5,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.76%, due 06/20/13	5,061,680

	Credit Cards — 3.3%
4,000,000	Capital One Multi-Asset Execution Trust, Series 03-C3, Class C3, 1 mo. LIBOR + 2.25%, 2.49%, due 07/15/16	4,020,800
4,050,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	4,056,318
4,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class B, 144A, 1 mo. LIBOR + .35%, 0.59%, due 02/15/17	3,968,125

	Total Credit Cards	12,045,243

	Insured Auto Financing — 1.5%
582,729	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	582,726
1,288,786	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	1,291,493
3,633,099	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	3,638,949

	Total Insured Auto Financing	5,513,168

	Insured Business Loans — 0.1%
233,361	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	169,187

	Insured High Yield Collateralized Debt Obligations § — 0.4%
1,736,538	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3mo. LIBOR + .25%, 0.72%, due 06/30/17(a)	1,543,163

	Insured Other — 1.0%
1,162,231	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 09/15/41	1,040,152
1,631,272	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	1,464,704
1,112,249	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.72%, due 01/05/14	923,166
300,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	46,800
4,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	315,000

	Total Insured Other	3,789,822

	Insured Residential Asset-Backed Securities (United States) ♦ — 0.5%
727,549	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	611,141
219,949	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	189,156
65,809	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	53,964
986,634	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	759,709

	Total Insured Residential Asset-Backed Securities (United States)	1,613,970

	Insured Residential Mortgage-Backed Securities (United States) — 0.4%
45,359	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	29,665
115,328	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	74,963
961,057	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 06/15/37	576,634
487,748	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	364,787
23,251	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	16,253
31,981	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.80%, due 08/15/30	19,921
56,269	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	36,153
12,958	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	7,775
382,200	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	352,656

	Total Insured Residential Mortgage-Backed Securities (United States)	1,478,807

	Insured Time Share — 0.3%
193,316	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.39%, due 03/20/19	188,875
956,350	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	938,871

	Total Insured Time Share	1,127,746

	Insured Transportation — 0.2%
385,728	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.42%, due 08/18/21	366,442
249,167	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.54%, due 04/17/19	244,495

	Total Insured Transportation	610,937

	Other — 5.6%
3,985,000	Dominos Pizza Master Issuer LLC, Series 12-1A, Class A2, 144A, 5.22%, due 01/25/42	4,162,412
6,000,000	Trafigura Securitisation Finance Plc, Series 12-1A, Class A, 144A, 1 mo. LIBOR + 2.40%, 2.65%, due 10/15/15	6,008,438
9,511,820	Sonic Capital LLC, Series 11-1A, Class A2, 144A, 5.44%, due 05/20/41	10,062,459

	Total Other	20,233,309

	Residential Asset-Backed Securities (United States) ♦ — 20.5%
104,471	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	85,699
259,395	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	84,303
482,835	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	410,410
175,866	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	166,193
2,744,468	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	878,230
1,394,263	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	752,902
163,513	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	142,460
988,259	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	672,016
458,250	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	145,494
1,036,477	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	142,516
1,205,881	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	165,809
88,837	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 09/25/36	15,546
427,402	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 12/25/36	61,973
703,019	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	193,330
488,462	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	124,558
1,313,004	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	64,009
329,127	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.28%, due 05/25/34	290,660
8,057,624	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	1,974,118
1,350,038	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	405,011
1,298,288	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	402,469
1,339,149	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	379,147
1,616,985	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	1,023,067
2,342,534	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	1,740,737
619,704	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	390,785
1,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	155,700
279,380	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	46,461
4,700,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	2,859,950
1,156,356	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	977,121
16,765	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	15,109
3,501	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	3,361
1,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	566,000
800,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	632,000
4,907,951	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	3,769,797
57,194	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	40,635
1,085,963	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	680,084
416,550	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.43%, due 05/25/36	145,662
144,956	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	48,651
2,630,825	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	664,283

375,643	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.55%, due 01/20/35	315,775
360,793	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	320,429
817,237	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.40%, due 01/20/36	733,981
3,792,548	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	1,109,320
29,704	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	29,110
2,136,108	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	1,025,332
1,554,341	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	563,448
2,977,317	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	863,422
1,917,635	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	632,820
852,540	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	106,568
504,271	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	195,405
245,505	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.52%, due 01/25/47	131,812
207,785	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	178,695
9,078,612	Morgan Stanley Capital, Inc., Series 06-HE6, Class A2FP, 1 mo. LIBOR + .06%, 0.30%, due 09/25/36	7,467,159
3,600,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	1,152,000
1,739,342	Morgan Stanley Home Equity Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .10%, 0.34%, due 12/25/36	965,335
337,936	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	280,487
1,038,633	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	290,817
1,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.41%, due 09/25/36	827,031
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	348,188
719,832	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	365,819
10,503,075	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, 1 mo. LIBOR + .16%, 0.40%, due 02/25/37	7,037,060
10,000,000	Residential Asset Securities Corp., Series 07-KS3, Class AI3, 1 mo. LIBOR + .25%, 0.49%, due 04/25/37	5,112,500
2,617,341	SACO I, Trust., Series 05-7, Class A, 1 mo. LIBOR + .28%, 0.80%, due 09/25/35	2,473,387
26,092	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	17,143
8,000,000	Securitized Asset Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.48%, due 03/25/36	4,480,000
8,133,553	Securitized Asset Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.53%, due 12/25/35	4,343,317
780,520	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 07/25/36	262,645
6,008,255	Soundview Home Equity Loan Trust, Series 07-OPT1, Class 2A1, 1 mo. LIBOR + .08%, 0.32%, due 06/25/37	4,990,606
2,200,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	1,011,560
6,147,069	Specialty Underwriting & Residential Finance, Series 06-BC4, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/37	4,456,625
688,814	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	551,051

277,483	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	249,734
1,503,997	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	406,079

	Total Residential Asset-Backed Securities (United States)	74,610,916

	Residential Mortgage-Backed Securities (Australian) — 3.5%
923,311	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.60%, due 11/19/37	910,014
957,186	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.53%, due 07/20/38	934,837
841,425	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.53%, due 04/19/38	804,124
179,639	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.97%, due 09/27/35	166,794
1,756,258	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.87%, due 03/14/36	1,594,331
329,892	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.87%, due 12/08/36	295,253
144,258	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.77%, due 05/27/38	129,284
5,655,652	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.55%, due 05/10/36	5,444,648
616,578	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.52%, due 06/14/37	581,586
985,950	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.54%, due 02/21/38	972,738
800,529	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.53%, due 06/12/40	769,622
78,739	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.75%, due 03/09/36	76,518
86,540	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.61%, due 01/12/37	85,415

	Total Residential Mortgage-Backed Securities (Australian)	12,765,164

	Residential Mortgage-Backed Securities (European) — 4.8%
1,765,858	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.69%, due 09/20/66	1,483,320
2,783,545	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 01/13/39	2,588,697
355,513	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.32%, due 12/20/54	338,804
224,536	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.28%, due 12/20/54	215,667
178,811	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.75%, due 09/20/44	172,731
1,282,997	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.59%, due 12/10/43	1,145,075
358,920	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.75%, due 12/21/37	353,760
727,270	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.89%, due 05/15/34	589,234
1,452,333	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.69%, due 11/15/38	1,115,973
990,974	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 09/15/39	753,735
3,300,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.58%, due 07/15/33	3,293,400
3,500,000	Saecure BV, Series 11A, Class A1A, 3 mo. LIBOR + 1.55%, 1.98%, due 07/30/92	3,485,300
2,000,000	Silverstone Master Issuer, Series 12-1A, Class 1A, 144A, 3 mo. LIBOR + 1.55%, 2.02%, due 01/21/55	2,007,400

	Total Residential Mortgage-Backed Securities (European)	17,543,096

	Residential Mortgage-Backed Securities (United States) — 2.4%
9,000,000	Banc of America Funding Corp., Series 12-R4, Class A, 144A, 1 mo. LIBOR + .26%, 0.50%, due 03/04/39	8,460,000
60,607	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	39,395
255,183	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	222,009

	Total Residential Mortgage-Backed Securities (United States)	8,721,404

	Student Loans — 5.4%
2,600,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.72%, due 01/25/24	2,535,000
1,100,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.55%, due 12/23/19	1,091,629
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, 3 mo. LIBOR + .33%, 0.80%, due 03/15/24	6,800,000
196,145	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.50%, due 09/15/22	195,654
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, 1 mo. LIBOR + 2.25%, 2.49%, due 06/16/42	5,775,600
3,000,000	SLM Student Loan Trust, Series 12-B, Class A2, 144A, 3.48%, due 10/15/30	3,065,760

	Total Student Loans	19,463,643

	Time Share — 4.6%
1,305,190	Orange Lake Timeshare Trust, Series 12-AA, Class B, 4.87%, due 03/10/27	1,333,384
171,915	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.24%, due 02/20/20	175,864
386,069	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	391,887
9,179,111	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	9,298,446
5,544,267	Westgate Resorts LLC, Series 12-1, Class B, 144A, 5.50%, due 09/20/25	5,552,063

	Total Time Share	16,751,644

	Total Asset-Backed Securities	284,722,424

	Corporate Debt — 0.4%
1,290,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	1,325,746

	U.S. Government Agency — 0.4%
1,258,247	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.77%, due 10/01/18(a)	1,219,606
38,005	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.49%, due 05/01/14(a)	37,459
59,903	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.49%, due 05/01/14(a)	59,043
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	228,000

	Total U.S. Government Agency	1,544,108

	TOTAL DEBT OBLIGATIONS (COST $285,531,854)	287,592,278

	MUTUAL FUNDS — 4.9%

	Affiliated Issuers — 4.9%
712,063	GMO U.S. Treasury Fund	17,801,578

	TOTAL MUTUAL FUNDS (COST $17,801,578)	17,801,578

	SHORT-TERM INVESTMENTS — 15.9%

	Money Market Funds — 2.8%
10,414,510	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(b)	10,414,510

	U.S. Government — 13.1%
12,500,000	U.S. Treasury Bill, 0.07%, due 06/07/12(c)	12,499,844
35,000,000	U.S. Treasury Bill, 0.07%, due 08/23/12(c)	34,994,365

	Total U.S. Government	47,494,209

	TOTAL SHORT-TERM INVESTMENTS (COST $57,908,140)	57,908,719

	TOTAL INVESTMENTS — 99.9% (Cost $361,241,572)	363,302,575

	Other Assets and Liabilities (net) — 0.1%	195,076

	TOTAL NET ASSETS — 100.0%	$363,497,651

The rates shown on variable rate notes are the current interest rates at May 31, 2012, which are subject to change based on the terms of the security.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC — Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN — Medium Term Note

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

♦	These securities are primarily backed by subprime mortgages.

§	These securities were categorized as “high yield” as a result of being rated below investment grade at issuance.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(c)	Rate shown represents yield-to-maturity.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 368,258,427	$10,888,819	$(15,844,671)	$(4,955,852)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$5,700,337	$12,101,241	$—	$1,241	$—	$17,801,578

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2012, the total value of securities held directly for which no alternative pricing source was available represented 8.4% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.8% of net assets. The Fund classifies such securities as Level 3 (levels defined below). See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, the Fund directly held material Level 3 holdings in the asset-backed class of investments. The Fund values these investments using unadjusted prices supplied by a third party pricing source as described in the Portfolio Valuation note. There were no other classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices and certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$6,378,465	$278,343,959	$284,722,424
Corporate Debt	—	1,325,746	—	1,325,746
U.S. Government Agency	—	228,000	1,316,108	1,544,108

TOTAL DEBT OBLIGATIONS	—	7,932,211	279,660,067	287,592,278

Mutual Funds	17,801,578	—	—	17,801,578
Short-Term Investments	45,408,875	12,499,844	—	57,908,719

Total Investments	63,210,453	20,432,055	279,660,067	363,302,575

Total	$63,210,453	$20,432,055	$279,660,067	$363,302,575

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs was 76.9% of total net assets.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3 *	Transfer out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations
Asset-Backed Securities	$164,931,607	$129,869,530	$(19,165,291)	$508,392	$1,539,128	$660,593	$—	$—	$278,343,959	$692,250
U.S. Government Agency	1,433,967	—	(121,265)	1,724	3,415	(1,733)	—	—	1,316,108	(1,733)

Total	$166,365,574	$129,869,530	$(19,286,556)	$510,116	$1,542,543	$658,860	$—	$—	$279,660,067	$690,517

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.0%

	Australia — 0.6%
52,322	GPT Group (REIT)	165,298
13,954	QBE Insurance Group Ltd	168,034
465,968	Telstra Corp Ltd	1,612,143

	Total Australia	1,945,475

	Austria — 0.3%
23,024	OMV AG	628,255
9,268	Voestalpine AG	232,626

	Total Austria	860,881

	Belgium — 0.1%
6,504	Anheuser-Busch InBev NV	440,059
143,879	Dexia SA*	28,593

	Total Belgium	468,652

	Canada — 0.6%
3,200	Canadian Pacific Railway Ltd	235,713
11,000	Enbridge Inc	434,632
5,300	Encana Corp	105,913
35,300	Husky Energy Inc	796,672
32,300	Research In Motion Ltd*	334,618

	Total Canada	1,907,548

	Finland — 0.1%
137,598	Nokia Oyj	361,316

	France — 5.5%
86,599	ArcelorMittal	1,202,200
82,694	AXA	932,817
31,946	BNP Paribas	1,023,617
19,689	Bouygues SA	478,166
2,952	Casino Guichard-Perrachon SA	248,012
31,309	CNP Assurances*	339,176
12,146	Compagnie de Saint-Gobain	432,285
11,268	European Aeronautic Defense and Space Co NV	378,001
86,708	France Telecom SA	1,089,002
81,228	GDF Suez	1,607,475
10,969	Lafarge SA	406,097
22,018	Peugeot SA	217,911
21,858	Renault SA	918,667
18,870	Sanofi	1,285,371
118,746	Total SA	5,117,836
7,706	Vinci SA	309,438
80,523	Vivendi SA	1,303,507

	Total France	17,289,578

	Germany — 2.9%
16,059	Allianz SE (Registered)	1,459,440
8,958	Bayerische Motoren Werke AG	680,432
3,370	Continental AG	282,159
10,891	Daimler AG (Registered)	506,789
19,404	Deutsche Lufthansa AG (Registered)	204,393
98,877	E.ON AG	1,813,393
8,417	Hannover Rueckversicherung AG (Registered)	451,762

8,901	HeidelbergCement AG	389,579
7,969	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	991,127
25,166	RWE AG	922,053
19,927	Suedzucker AG	605,845
18,206	ThyssenKrupp AG	301,930
3,832	Volkswagen AG	579,605

	Total Germany	9,188,507

	Hong Kong — 0.0%
37	Esprit Holdings Ltd	60

	Ireland — 0.3%
49,997	CRH Plc	846,081

	Italy — 3.0%
855,168	Enel SPA	2,439,007
207,305	ENI SPA	3,993,598
78,770	Fiat SPA*	371,863
122,001	Finmeccanica SPA*	407,704
114,721	Mediaset SPA	178,855
128,256	Parmalat SPA	258,811
15,699	Prysmian SPA	222,706
996,878	Telecom Italia SPA	823,694
740,908	Telecom Italia SPA-Di RISP	506,121
146,253	UniCredit SPA*	451,252

	Total Italy	9,653,611

	Japan — 10.7%
54,200	Aeon Co Ltd	656,791
16,000	Asahi Breweries Ltd	341,643
13,200	Astellas Pharma Inc	518,358
23,200	Bridgestone Corp	494,768
28	Central Japan Railway Co	227,764
126,000	Cosmo Oil Co Ltd	318,121
13,600	Credit Saison Co Ltd	259,374
10,000	Daito Trust Construction Co Ltd	880,368
1,700	Fast Retailing Co Ltd	378,613
17,400	FujiFilm Holdings Corp	325,163
11,300	Gree Inc	180,964
151,000	Hitachi Ltd	862,025
89	INPEX Corp	513,801
158,800	Itochu Corp	1,736,916
108	Japan Tobacco Inc	600,943
26,300	JFE Holdings Inc	424,948
137,820	JX Holdings Inc	698,732
157,000	Kawasaki Kisen Kaisha Ltd*	288,373
209	KDDI Corp	1,290,519
188,000	Marubeni Corp	1,200,190
273,000	Mazda Motor Corp*	346,399
74,000	Mitsubishi Chemical Holdings Corp	325,868
43,000	Mitsubishi Corp	839,053
51,500	Mitsui & Co Ltd	723,831
127,000	Mitsui OSK Lines Ltd	446,203
202,000	Nippon Steel Corp	451,997
67,900	Nippon Telegraph & Telephone Corp	2,923,416
170,000	Nippon Yusen Kabushiki Kaisha	453,388
64,300	Nissan Motor Co Ltd	618,409
1,274	NTT Docomo Inc	2,032,466
2,390	ORIX Corp	206,209

14,800	Otsuka Holdings Co Ltd	465,138
72,400	Resona Holdings Inc	272,341
37,000	Ricoh Company Ltd	267,979
9,300	Sankyo Co Ltd	447,639
14,100	Seven & I Holdings Co Ltd	423,961
36,000	Shizuoka Bank Ltd (The)	351,009
64,500	Showa Shell Sekiyu KK	381,944
321,000	Sojitz Corp	506,561
21,400	Sony Corp	283,562
139,800	Sumitomo Corp	1,874,314
247,000	Sumitomo Metal Industries Ltd	398,615
25,000	Sumitomo Mitsui Financial Group Inc	728,414
180,000	Taisei Corp	438,278
33,300	Takeda Pharmaceutical Co Ltd	1,391,761
52,000	TonenGeneral Sekiyu KK	473,185
68,000	Toray Industries Inc	453,915
34,800	Toyota Motor Corp	1,337,357
48,100	Toyota Tsusho Corp	885,777
7,100	Unicharm Corp	383,638
10,910	Yamada Denki Co Ltd	546,176

	Total Japan	33,877,177

	Netherlands — 0.2%
60,387	Aegon NV	254,927
59,067	ING Groep NV*	341,756

	Total Netherlands	596,683

	Norway — 0.3%
43,321	Statoil ASA	981,634

	Singapore — 0.7%
1,230,000	Golden Agri-Resources Ltd	618,240
45,100	Keppel Corp Ltd	348,160
64,050	Oversea-Chinese Banking Corp Ltd	413,969
49,000	SembCorp Industries Ltd	182,916
256,600	Singapore Telecommunications	615,746

	Total Singapore	2,179,031

	Spain — 2.6%
17,032	ACS Actividades de Construccion y Servicios SA	284,330
238,093	Banco Bilbao Vizcaya Argentaria SA	1,359,944
178,909	Banco Popular Espanol SA	361,591
358,401	Banco Santander SA	1,909,181
19,281	Ferrovial SA	183,008
60,396	Gas Natural SDG SA	656,440
115,189	Iberdrola SA	438,587
8,845	Inditex SA	731,712
22,376	Indra Sistemas SA	201,023
250,169	Mapfre SA	485,868
65,368	Repsol YPF SA	981,344
59,082	Telefonica SA	657,654

	Total Spain	8,250,682

	Sweden — 0.1%
11,690	Svenska Cellulosa AB Class B	166,876

	Switzerland — 0.7%
13,541	Nestle SA (Registered)	768,376
7,955	Novartis AG (Registered)	414,438

609	Swisscom AG (Registered)	221,620
3,577	Zurich Financial Services AG*	735,263

	Total Switzerland	2,139,697

	United Kingdom — 11.7%
5,399	Aggreko Plc	183,563
11,929	Anglo American Plc	363,596
33,537	ARM Holdings Plc	262,414
65,552	AstraZeneca Plc	2,647,981
216,006	Aviva Plc	876,694
147,389	BAE Systems Plc	622,812
496,164	Barclays Plc	1,361,284
585,021	BP Plc	3,556,341
41,777	British American Tobacco Plc	1,974,611
365,114	BT Group Plc	1,161,567
20,497	Burberry Group Plc	433,708
46,322	Diageo Plc	1,103,682
117,903	GlaxoSmithKline Plc	2,612,620
22,097	Imperial Tobacco Group Plc	799,389
54,672	Kingfisher Plc	238,592
179,098	Legal & General Group Plc	306,059
749,093	Lloyds Banking Group Plc*	294,862
89,560	Marks & Spencer Group Plc	459,059
9,361	Next Plc	437,776
210,469	Old Mutual Plc	461,184
25,287	Pearson Plc	444,530
4,668	Randgold Resources Ltd	372,168
11,961	Rio Tinto Plc	514,604
46,540	Rolls-Royce Holdings Plc*	591,659
4,933,240	Rolls-Royce Holdings Plc-Class C*	7,603
98,362	Royal Dutch Shell Plc B Shares (London)	3,161,758
117,835	Royal Dutch Shell Plc A Shares (London)	3,662,641
135,238	RSA Insurance Group Plc	206,660
8,399	Scottish & Southern Energy Plc	171,569
12,510	Shire Plc	352,816
31,409	Tate & Lyle Plc	325,855
1,939,617	Vodafone Group Plc	5,172,926
14,949	Weir Group Plc (The)	357,641
76,154	WM Morrison Supermarkets Plc	324,775
9,522	Wolseley Plc	325,087
29,348	WPP Plc	351,364
31,476	Xstrata Plc	449,623

	Total United Kingdom	36,951,073

	United States — 54.6%
24,100	3M Co.	2,034,281
65,600	Abbott Laboratories	4,053,424
19,600	Accenture Plc.-Class A	1,119,160
12,200	ACE Ltd.	882,426
16,800	Aetna, Inc.	686,952
6,200	AFLAC Inc.	248,496
3,500	Allergan, Inc.	315,875
11,100	Altria Group, Inc.	357,309
15,700	Ameren Corp.	507,267
24,800	American Capital Agency Corp. REIT	810,216
17,300	American Express Co.	965,859
6,300	American Tower Corp. REIT	408,744
12,100	Amgen, Inc.	841,192
16,100	Apple, Inc.*	9,301,453

12,600	Assurant, Inc.	420,588
114,900	AT&T, Inc.	3,926,133
19,200	Automatic Data Processing, Inc.	1,001,280
1,500	AutoZone, Inc.*	570,390
5,700	AvalonBay Communities, Inc. REIT	796,575
77,000	Bank of America Corp.	565,950
14,200	Baxter International, Inc.	718,804
14,100	BB&T Corp.	426,102
13,200	Becton, Dickinson and Co.	965,316
5,900	Bed Bath & Beyond, Inc.*	426,275
23,800	Best Buy Co., Inc.	445,536
2,100	BlackRock, Inc.	358,680
19,500	Bristol–Myers Squibb Co.	650,130
9,200	Cabot Oil & Gas Corp.	299,368
4,100	Camden Property Trust REIT	266,951
3,600	Caterpillar, Inc.	315,432
31,500	CBS Corp.-Class B (Non Voting)	1,005,480
5,700	Celgene Corp.*	389,025
17,600	CenterPoint Energy, Inc.	356,048
3,500	CF Industries Holdings Inc.	598,360
31,700	Chevron Corp.	3,116,427
1,700	Chipotle Mexican Grill, Inc.*	702,219
15,600	CH Robinson Worldwide, Inc.	908,856
81,800	Cisco Systems, Inc.	1,335,794
22,000	Coach, Inc.	1,483,900
50,900	Coca-Cola Co. (The)	3,803,757
10,800	Cognizant Technology Solutions Corp.-Class A*	629,100
6,500	Colgate–Palmolive Co.	638,950
12,600	Comcast Corp.-Class A (Non-Voting)	361,872
17,400	Computer Sciences Corp.	463,536
7,100	Consolidated Edison, Inc.	428,556
3,800	Continental Resources Inc.*	276,868
6,400	Coventry Health Care, Inc.	194,560
11,200	Covidien Plc	579,936
6,100	CR Bard, Inc.	592,859
15,300	CVS Caremark Corp.	687,582
9,700	Danaher Corp.	504,109
46,300	Dell, Inc.*	570,879
4,200	Digital Realty Trust, Inc. REIT	297,234
28,900	Discover Financial Services	956,879
4,500	Dollar Tree, Inc.*	464,310
6,800	Dominion Resources, Inc./Virginia	354,008
26,000	Duke Energy Corp.	571,480
25,400	Ecolab, Inc.	1,605,534
35,700	Eli Lilly & Co.	1,461,915
18,500	EMC Corp.*	441,225
5,200	Entergy Corp.	335,556
1,700	Essex Property Trust, Inc. REIT	255,782
19,900	Exelon Corp.	735,902
10,700	Expeditors International of Washington, Inc.	409,275
10,300	Fastenal Co.	455,569
26,500	Fifth Third Bancorp	353,775
11,100	FirstEnergy Corp.	519,369
14,300	Forest Laboratories, Inc.*	500,500
3,000	Fossil, Inc.*	219,480
13,300	GameStop Corp.-Class A	255,094
50,200	General Motors Co.*	1,114,440
24,000	General Dynamics Corp.	1,536,240
11,400	General Mills, Inc.	436,392
9,500	Genuine Parts Co.	598,500

6,900	Gilead Sciences, Inc.*	344,655
5,400	Google, Inc.-Class A*	3,136,644
15,200	Halliburton Co.	456,912
54,200	Hartford Financial Services Group, Inc. (The)	911,644
8,500	Health Care REIT, Inc.	471,495
5,100	Helmerich & Payne, Inc.	231,030
55,500	Hewlett-Packard Co.	1,258,740
26,700	Home Depot, Inc.	1,317,378
17,100	Hormel Foods Corp.	511,461
33,300	Intel Corp.	860,472
28,900	International Business Machines Corp.	5,574,810
13,300	Intuit, Inc.	747,859
800	Intuitive Surgical, Inc.*	418,480
12,900	Invesco Ltd.	280,575
104,600	Johnson & Johnson	6,530,178
27,400	JPMorgan Chase & Co.	908,310
6,300	Kansas City Southern	415,674
16,900	Kimberly–Clark Corp.	1,341,015
13,800	Kinder Morgan Inc/Delaware	471,822
20,800	Kraft Foods, Inc.-Class A	796,016
8,800	L-3 Communications Holdings, Inc.	600,072
18,700	Las Vegas Sands Corp.	863,566
9,700	Limited Brands, Inc.	430,292
11,300	Lincoln National Corp.	233,571
4,900	Lockheed Martin Corp.	405,720
14,200	Lowe’s Cos., Inc.	379,424
4,900	Lululemon Athletica, Inc.*	355,936
9,000	LyondellBasell Industries NV-Class A	355,140
21,400	Macy’s, Inc.	814,270
9,100	Marathon Petroleum Corp.	328,237
18,500	Marathon Oil Corp.	460,835
3,000	Mastercard, Inc.-Class A	1,219,530
31,200	McDonald’s Corp.	2,787,408
4,700	Mead Johnson Nutrition Co.	379,478
15,100	Medtronic, Inc.	556,284
86,500	Merck & Co., Inc.	3,250,670
216,900	Microsoft Corp.	6,331,311
10,800	Monsanto Co.	833,760
14,000	Monster Beverage Corp.*	1,016,400
7,800	Motorola Solutions, Inc.	375,024
18,700	Nike, Inc.-Class B	2,022,966
19,500	NiSource, Inc.	489,255
9,300	Norfolk Southern Corp.	609,336
71,100	Oracle Corp.	1,882,017
30,800	Paychex, Inc.	923,076
18,800	Pepco Holdings, Inc.	358,328
39,200	PepsiCo, Inc.	2,659,720
177,773	Pfizer, Inc.	3,887,895
40,200	Philip Morris International, Inc.	3,397,302
3,600	Pioneer Natural Resources Co.	348,120
14,700	Pitney Bowes, Inc.	200,508
2,100	Precision Castparts Corp.	349,041
1,600	Priceline.com, Inc.*	1,000,784
51,900	Procter & Gamble Co. (The)	3,232,851
8,200	Prudential Financial, Inc.	380,890
6,300	Public Storage REIT	840,861
35,900	Qualcomm, Inc.	2,057,429
5,900	Range Resources Corp.	338,896
6,700	Raytheon Co.	337,144
64,100	Regions Financial Corp.	403,189

20,100	Reynolds American, Inc.	840,984
12,700	Rockwell Collins, Inc.	639,699
9,200	Ross Stores, Inc.	581,716
20,600	RR Donnelley & Sons Co.	221,656
4,200	Sherwin-Williams Co. (The)	544,488
8,700	Sigma–Aldrich Corp.	603,519
9,000	Simon Property Group, Inc. REIT	1,327,680
11,500	SLM Corp.	160,655
15,100	Southern Co.	693,241
13,100	Spectra Energy Corp.	376,101
20,600	Starbucks Corp.	1,130,734
18,300	Stryker Corp.	941,535
40,900	Sysco Corp.	1,141,519
4,900	T. Rowe Price Group, Inc.	282,191
4,100	Teradata Corp.*	272,568
21,200	TJX Cos., Inc. (The)	900,152
5,800	Travelers Cos., Inc. (The)	362,442
4,500	Union Pacific Corp.	501,300
5,700	United Parcel Service, Inc.-Class B	427,158
27,915	UnitedHealth Group, Inc.	1,556,820
10,200	United Technologies Corp.	755,922
29,300	US Bancorp	911,523
37,500	Valero Energy Corp.	791,250
7,700	Varian Medical Systems, Inc.*	451,682
13,800	Verizon Communications, Inc.	574,632
3,300	VF Corp.	465,432
14,000	Viacom, Inc.-Class B	668,220
12,000	Visa Inc.-Class A	1,382,400
14,700	Walgreen Co.	448,644
10,600	Walt Disney Co. (The)	484,526
66,800	Wal–Mart Stores, Inc.	4,396,776
17,300	WellPoint, Inc.	1,165,847
44,400	Wells Fargo & Co.	1,423,020
9,100	Western Digital Corp.*	285,649
4,000	Whirlpool Corp.	247,520
4,600	Whole Foods Market, Inc.	407,606
4,800	WW Grainger, Inc.	929,520
6,600	Yum! Brands, Inc.	464,376

	Total United States	172,635,705

	TOTAL COMMON STOCKS (COST $309,522,061)	300,300,267

	PREFERRED STOCKS — 0.4%

	Germany — 0.4%
12,089	Porsche Automobil Holding SE 1.89%	622,818
3,375	Volkswagen AG 2.46%	541,514

	Total Germany	1,164,332

	TOTAL PREFERRED STOCKS (COST $1,252,573)	1,164,332

	RIGHTS/WARRANTS — 0.0%

	Italy — 0.0%
78,770	FIAT Rights, Expires 06/20/12*	—
78,770	FIAT Rights, Expires 06/20/12*	—

	Total Italy	—

		Spain — 0.0%
	60,396	Gas Natural SDG SA Rights, Expires 06/13/12*	34,801
	59,082	Telefonica SA Rights, Expires 06/01/12*	17,168

		Total Spain	51,969

		TOTAL RIGHTS/WARRANTS (COST $86,236)	51,969

		MUTUAL FUNDS — 2.8%

		United States — 2.8%

		Affiliated Issuers
	354,093	GMO U.S. Treasury Fund	8,852,325

		TOTAL MUTUAL FUNDS (COST $8,855,218)	8,852,325

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.1%

		Time Deposits — 1.1%
AUD	12,172	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	11,857
CHF	35,030	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	36,063
DKK	52,431	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	8,724
EUR	7,979	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/01/12	9,865
GBP	6,364	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	9,808
HKD	77,660	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	10,006
SEK	67,535	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	9,297
JPY	2,087,400	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	26,639
USD	745,447	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	745,447
CAD	56,026	JPMorgan Chase (New York) Time Deposit, 0.24%, due 06/01/12	54,244
NOK	268,300	JPMorgan Chase (New York) Time Deposit, 0.65%, due 06/01/12	43,876
SGD	68,348	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	53,040
USD	2,500,000	STD Charter Bank (London) Time Deposit, 0.03%, due 06/01/12	2,500,000

		Total Time Deposits	3,518,866

		TOTAL SHORT-TERM INVESTMENTS (COST $3,518,866)	3,518,866

		TOTAL INVESTMENTS — 99.3% (Cost $323,234,954)	313,887,759

		Other Assets and Liabilities (net) — 0.7%	2,343,414

		TOTAL NET ASSETS — 100.0%	$316,231,173

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/12	Barclays Bank PLC	CAD	429,283	$415,417	$(14,709)
6/26/12	JPMorgan Chase Bank, N.A.	DKK	3,412,091	567,967	(34,713)

6/26/12	Brown Brothers Harriman & Co.	GBP	617,383	951,405	(31,296)
6/26/12	JPMorgan Chase Bank, N.A.	GBP	323,479	498,490	(17,386)
6/26/12	Morgan Stanley & Co. International PLC	GBP	475,037	732,046	(24,609)
6/26/12	Bank of America, N.A.	HKD	7,800,772	1,005,119	(382)
6/26/12	Deutsche Bank AG	HKD	32,020,951	4,125,855	(2,258)
6/26/12	JPMorgan Chase Bank, N.A.	HKD	8,431,843	1,086,431	(538)
6/26/12	Royal Bank of Scotland PLC	HKD	20,189,866	2,601,436	(1,151)
6/26/12	State Street Bank and Trust Company	HKD	7,703,303	992,560	(495)
6/26/12	Bank of America, N.A.	SEK	3,009,841	413,959	(30,521)
6/26/12	Bank of New York Mellon	SEK	5,162,681	710,051	(51,969)
6/26/12	Brown Brothers Harriman & Co.	SEK	4,003,522	550,625	(39,403)
6/26/12	Bank of America, N.A.	SGD	1,544,058	1,198,278	(38,601)
6/26/12	Bank of New York Mellon	SGD	3,066,619	2,379,873	(76,310)
6/26/12	JPMorgan Chase Bank, N.A.	SGD	3,392,840	2,633,040	(83,147)
6/26/12	Morgan Stanley & Co. International PLC	SGD	4,983,355	3,867,371	(140,015)
6/26/12	Royal Bank of Scotland PLC	SGD	1,943,689	1,508,415	(47,197)
6/26/12	State Street Bank and Trust Company	SGD	2,843,540	2,206,751	(69,110)

				$28,445,089	$(703,810)

Sales #
6/26/12	Bank of New York Mellon	AUD	953,638	$926,956	$55,702
6/26/12	Barclays Bank PLC	CHF	681,600	701,956	43,255
6/26/12	JPMorgan Chase Bank, N.A.	CHF	920,195	947,677	58,753
6/26/12	Royal Bank of Scotland PLC	CHF	214,708	221,120	13,772
6/26/12	Bank of America, N.A.	EUR	2,827,242	3,496,219	221,505
6/26/12	Brown Brothers Harriman & Co.	EUR	1,803,658	2,230,436	134,249
6/26/12	Deutsche Bank AG	EUR	624,763	772,593	47,683
6/26/12	JPMorgan Chase Bank, N.A.	EUR	3,973,281	4,913,432	306,911
6/26/12	Morgan Stanley & Co. International PLC	EUR	1,730,520	2,139,993	136,934

6/26/12	Bank of New York Mellon	JPY	56,992,510	727,478	(20,585)
6/26/12	Deutsche Bank AG	JPY	204,437,984	2,609,538	(73,212)
6/26/12	JPMorgan Chase Bank, N.A.	JPY	116,965,939	1,493,006	(40,061)
6/26/12	State Street Bank and Trust Company	JPY	54,955,795	701,480	(19,160)
6/26/12	Deutsche Bank AG	NOK	4,122,132	673,531	41,967

				$22,555,415	$907,713

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
31	MSCI Singapore	June 2012	$1,525,576	$(2,866)
37	FTSE/MIB	June 2012	2,951,553	(689,583)
87	TOPIX	June 2012	7,933,652	(1,092,039)

			$12,410,781	$(1,784,488)

Sales
12	S&P Toronto 60	June 2012	$1,523,396	$121,587
15	S&P 500 E-Mini Index	June 2012	981,938	40,952
10	OMXS 30	June 2012	134,618	4,936
8	FTSE 100 Index	June 2012	653,738	46,166
15	SPI 200	June 2012	1,484,440	76,389

			$4,778,130	$290,030

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 327,562,408	$27,424,720	$(41,099,369)	$(13,674,649)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$10,163,325	$—	$1,311,000	$2,012	$—	$8,852,325

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	40.1%
Futures Contracts	(0.5)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments. Certain securities for which no current market or quoted prices were available were valued at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$1,945,475	$—		$1,945,475
Austria	—	860,881	—		860,881
Belgium	—	468,652	—		468,652
Canada	1,907,548	—	—		1,907,548
Finland	—	361,316	—		361,316
France	—	17,289,578	—		17,289,578
Germany	—	9,188,507	—		9,188,507
Hong Kong	—	60	—		60
Ireland	—	846,081	—		846,081
Italy	—	9,653,611	—		9,653,611
Japan	—	33,877,177	—		33,877,177
Netherlands	—	596,683	—		596,683
Norway	—	981,634	—		981,634
Singapore	—	2,179,031	—		2,179,031
Spain	—	8,250,682	—		8,250,682
Sweden	—	166,876	—		166,876
Switzerland	—	2,139,697	—		2,139,697
United Kingdom	—	36,943,470	7,603		36,951,073
United States	172,635,705	—	—		172,635,705

TOTAL COMMON STOCKS	174,543,253	125,749,411	7,603		300,300,267

Preferred Stocks
Germany	—	1,164,332	—		1,164,332

TOTAL PREFERRED STOCKS	—	1,164,332	—		1,164,332

Rights/Warrants
Italy	—	—	0	*	0	*
Spain	—	51,969	—		51,969

TOTAL RIGHTS/WARRANTS	—	51,969	0		51,969

Mutual Funds
United States	8,852,325	—	—		8,852,325

TOTAL MUTUAL FUNDS	8,852,325	—	—		8,852,325

Short-Term Investments	3,518,866	—	—		3,518,866

Total Investments	186,914,444	126,965,712	7,603		313,887,759

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	1,060,731	—		1,060,731
Futures Contracts
Equity Risk	162,539	127,491	—		290,030

Total Derivatives	162,539	1,188,222	—		1,350,761

Total	$187,076,983	$128,153,934	$7,603		$315,238,520

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(856,829)	$—	$(856,829)
Futures Contracts
Equity Risk	—	(1,784,487)	—	(1,784,487)

Total Derivatives	—	(2,641,316)	—	(2,641,316)

Total	$—	$(2,641,316)	$—	$(2,641,316)

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.0% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)**	Transfer into level 3*	Transfer out of level 3*	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
United Kingdom	$—	$0	$—	$—	$—	$7,603	$—	$—	$7,603	$7,603

Total	$—	$0	$—	$—	$—	$7,603	$—	$—	$7,603	$7,603

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

**	The Fund received this Level 3 security as a result of a corporate action.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$51,969	$—	$51,969
Unrealized appreciation on forward currency contracts	—	1,060,731	—	—	—	1,060,731
Unrealized appreciation on future contracts*	—	—	—	290,030	—	290,030

Total	$—	$1,060,731	$—	$341,999	$—	$1,402,730

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(856,828)	$—	$—	$—	$(856,828)
Unrealized depreciation on futures contracts*	—	—	—	(1,784,488)	—	(1,784,488)

Total	$—	$(856,828)	$—	$(1,784,488)	$—	$(2,641,316)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.

Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount.

For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants
Average amount outstanding	$51,390,009	$17,883,173	$17,323

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net asset)

May 31, 2012 (Unaudited)

Par Value ($)/ Shares	Description	Value ($)
	DEBT OBLIGATIONS — 13.2%

	Corporate Debt — 3.5%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,570,036

	U.S. Government — 9.7%
26,365,986	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(a)	26,588,462

	TOTAL DEBT OBLIGATIONS (COST $36,362,442)	36,158,498

	MUTUAL FUNDS — 86.7%

	Affiliated Issuers — 86.7%
45,578,624	GMO Short-Duration Collateral Fund	237,464,633
1,483	GMO Special Purpose Holding Fund(b)	978
27,614	GMO U.S. Treasury Fund	690,351

	TOTAL MUTUAL FUNDS (COST $253,361,665)	238,155,962

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
165,076	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(c)	165,076

	TOTAL SHORT-TERM INVESTMENTS (COST $165,076)	165,076

	TOTAL INVESTMENTS — 100.0% (Cost $289,889,183)	274,479,536

	Other Assets and Liabilities (net) — 0.00%	57,725

	TOTAL NET ASSETS — 100.0%	$274,537,261

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Swap Agreements

Credit Default Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
11,500,000 USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	0.44%	Health Care Properties	NA	$(29,667)

							Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection in an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

MTN — Medium Term Note

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2012.

Currency Abbreviations:

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 306,361,354	$261,355	$(32,143,173)	$(31,881,818)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Short-Duration Collateral Fund	$271,648,602	$—	$—	$831,764	$—	$36,975,705	$237,464,633
GMO Special Purpose Holding Fund	741	—	—	—	—	—	978
GMO U.S. Treasury Fund	11,160,351	8,300,000	18,770,000	1,100	—	—	690,351

Totals	$282,809,694	$8,300,000	$18,770,000	$832,864	$—	$36,975,705	$238,155,962

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 6.8% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.5% of net assets. The underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,570,036	$—	$9,570,036
U.S. Government	—	26,588,462	—	26,588,462

TOTAL DEBT OBLIGATIONS	—	36,158,498	—	36,158,498

Mutual Funds	238,154,984	978	—	238,155,962
Short-Term Investments	165,076	—	—	165,076

Total Investments	238,320,060	36,159,476	—	274,479,536

Total	$238,320,060	$36,159,476	$—	$274,479,536

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Swap agreements
Credit risk	$—	$(29,667)	$—	$(29,667)

Total	$—	$(29,667)	$—	$(29,667)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct and/or indirect investments in securities using Level 3 inputs was 69.7% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. During the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used credit default swap agreements to provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(29,667)	$—	$—	$(29,667)

Total	$—	$—	$(29,667)	$—	$—	$(29,667)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as indicators of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 86.0%

	Brazil — 10.0%
2,000	Amil Participacoes SA	18,841
165,000	Banco do Brasil SA	1,636,215
6,200	Banco Santander Brasil SA	50,108
77,000	Banco Santander Brasil SA ADR	612,150
191,800	BM&FBOVESPA SA	908,193
12,200	BR Malls Participacoes SA	134,289
24,200	Brasil Brokers Participacoes SA	71,634
7,770	Centrais Eletricas Brasileiras SA Sponsored ADR	50,971
5,709	Cia de Saneamento Basico do Estado de Sao Paulo	201,005
500	Cia de Saneamento Basico do Estado de Sao Paulo ADR	34,865
23,500	Cia Siderurgica Nacional SA Sponsored ADR	152,280
43,760	Cielo SA	1,182,497
6,800	Companhia de Bebidas das Americas	211,028
7,100	Companhia de Concessoes Rodoviarias	55,269
9,100	Companhia de Saneamento de Minas Gerais-Copasa MG	194,015
15,375	Companhia Energetica de Minas Gerais Sponsored ADR	264,911
6,300	Companhia Siderurgica Nacional SA	40,577
21,600	Cosan SA Industria e Comercio	320,865
17,400	Cyrela Brazil Realty SA	130,445
7,800	Duratex SA	37,359
4,500	Ecorodovias Infraestrutura e Logistica SA	36,012
26,500	Electrobras (Centro)	174,359
8,100	Embraer SA ADR	228,420
8,200	Empresa Brasileira de Aeronautica SA	58,343
3,000	Fleury SA	35,907
40,800	Gafisa SA *	52,597
19,400	Gafisa SA ADR *	48,306
64,500	Gerdau SA	435,895
92,900	Gerdau SA Sponsored ADR	738,555
2,500	Gol Linhas Aereas Inteligentes SA ADR *	9,875
77,010	Itau Unibanco Holding SA ADR	1,114,335
109,600	JBS SA *	296,165
9,300	Localiza Rent a Car SA	147,557
16,300	MMX Mineracao e Metalicos SA *	51,239
8,000	Multiplan Empreendimentos Imobiliarios SA	189,999
14,900	Multiplus SA	342,053
4,700	Natura Cosmeticos SA	100,905
11,500	OdontoPrev SA	61,581
97,400	OGX Petroleo e Gas Participacoes SA *	497,419
4,360	Oi SA ADR	52,494
60,530	Petroleo Brasileiro SA (Petrobras) ADR	1,183,967
12,100	Qualicorp SA *	103,191
15,200	Redecard SA	233,632
3,800	Souza Cruz SA	50,871
2,645	Sul America SA	18,401
5,200	Tam SA Sponsored ADR *	113,048
11,760	Telefonica Brasil SA ADR	277,771
2,200	Tim Participacoes SA	10,635
938	Tim Participacoes SA ADR	22,934
2,000	Totvs SA	36,195
13,100	Ultrapar Participacoes SA	269,489
10,800	Ultrapar Participacoes SA Sponsored ADR	220,536
5,500	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	23,760
15,900	Vale SA	296,344
70,900	Vale SA Sponsored ADR	1,298,179

	Total Brazil	15,138,486

	Chile — 0.2%
922	Cia Cervecerias Unidas SA	11,951
500	Compania Cervecerias Unidas ADR	32,485
560	Embotelladora Andina SA ADR Class B	17,528
15,721	Empresa National de Telecomunicaciones SA	279,505

	Total Chile	341,469

	China — 15.6%
252,000	Air China Ltd Class H *	155,038
2,100	Baidu Inc Sponsored ADR *	247,317
2,615,000	Bank of China Ltd Class H	997,449
630,100	Bank of Communications Co Ltd Class H	407,214
84,500	BBMG Corp Class H	66,910
21,000	Beijing Enterprises Holdings Ltd	120,146
671,000	China CITIC Bank Corp Class H	346,625
381,900	China Coal Energy Co Ltd Class H	353,234
407,160	China Communication Services Corp Ltd Class H *	202,655
1,247,840	China Communications Construction Co Ltd Class H *	1,168,473
762,000	China Construction Bank Class H	530,076
267,000	China Life Insurance Co Ltd Class H	627,826
9,000	China Mengniu Dairy Co Ltd	24,743
38,500	China Merchants Bank Co Ltd Class H *	74,322
184,000	China Minsheng Banking Corp Ltd	174,746
629,464	China Mobile Ltd	6,384,749
9,782	China Mobile Ltd Sponsored ADR	496,241
162,000	China Overseas Land & Investment Ltd	338,802
66,000	China Pacific Insurance Group Co Ltd	194,860
1,745,083	China Petroleum & Chemical Corp Class H	1,555,324
16,000	China Resources Enterprise Ltd	50,588
26,000	China Resources Land Ltd	48,790
24,000	China Shenhua Energy Co Ltd Class H	84,239
1,765,900	China Telecom Corp Ltd Class H *	810,624
38,000	China Unicom Hong Kong Ltd	51,597
1,900	China Unicom Hong Kong Ltd ADR	26,106
401,000	China Yurun Food Group Ltd	406,723
115,240	Chongqing Rural Commercial Bank Co Ltd Class H	48,921
241,200	Citic Pacific Ltd	372,246
410,000	CNOOC Ltd	737,336
1,680	CNOOC Ltd ADR	301,308
66,000	Cosco Pacific Ltd	80,562
95,625	Country Garden Holdings Co *	35,579
332,000	Dongfeng Motor Group Co Ltd Class H *	558,681
131,000	Foxconn International Holdings Ltd *	54,611
29,000	Great Wall Motor Co Ltd Class H	59,260
74,800	Guangzhou R&F Properties Co Ltd Class H	98,771
56,000	Hengan International Group Co Ltd	534,137
318,000	Hopson Development Holdings Ltd	171,424
2,179,000	Industrial and Commercial Bank of China Ltd Class H	1,329,569
11,600	Inner Mongolia Yitai Coal Co Class B	59,056
116,000	Kunlun Energy Company Ltd	198,270
40,000	Lenovo Group Ltd	33,927
1,500	Netease.Com Inc ADR *	93,540
8,700	New Oriental Education & Technology Group Inc Sponsored ADR *	230,637
1,100	PetroChina Co Ltd ADR	138,677
714,653	PetroChina Co Ltd Class H	901,202
310,600	PICC Property & Casualty Co Ltd Class H	343,134
76,000	Shanghai Industrial Holdings Ltd	211,920
41,000	Shimao Property Holdings Ltd	54,537
102,251	Sino-Ocean Land Holdings Ltd	41,623
103,000	Sun Art Retail Group Ltd	126,848
81,000	Want Want China Holdings Ltd	92,490
673,000	Yangzijiang Shipbuilding Holdings Ltd	537,313
120,000	Yanzhou Coal Mining Co Ltd Class H *	201,361
700	Yanzhou Coal Mining Co Ltd Sponsored ADR *	11,662
186,000	Zijin Mining Group Co Ltd Class H *	58,952

	Total China	23,662,971

	Czech Republic — 1.6%
36,561	CEZ AS	1,294,113
3,984	Komercni Banka AS	597,335
3,575	Pegas Nonwovens SA	72,696
356	Philip Morris CR AS	191,240
12,104	Telefonica 02 Czech Republic AS	221,879

	Total Czech Republic	2,377,263

	Egypt — 1.6%
14,835	Alexandria Mineral Oils Co	206,166
64,218	Commercial International Bank	268,739
2,693	EFG-Hermes Holding GDR *	9,961
10,010	EFG-Hermes Holding SAE *	18,142
60,139	Egyptian Kuwaiti Holding Co SAE	67,249
36,806	ElSwedy Electric Co	139,123
10,381	Orascom Construction Industries	442,524
136,655	Orascom Telecom Holding SAE *	70,737
171,890	Orascom Telecom Holding SAE GDR (Registered Shares) *	427,946
99,418	Orascom Telecom Media and Technology Holding SAE GDR *	103,395
19,791	Oriental Weavers Co	51,738
40,877	Sidi Kerir Petrochemicals Co	81,913
131,908	South Valley Cement	69,638
251,582	Talaat Moustafa Group *	172,732
176,426	Telecom Egypt	370,625

	Total Egypt	2,500,628

	Hungary — 0.2%
451	Egis Gyogyszergyar Nyrt	25,317
64,312	Magyar Telekom Nyrt	112,547
782	MOL Hungarian Oil and Gas PLC *	48,491
9,214	OTP Bank Nyrt	127,616

	Total Hungary	313,971

	India — 5.5%
3,256	ACC Ltd	66,174
34,488	Ambuja Cements Ltd	92,345
37,397	Aurobindo Pharma Ltd	72,870
1,244	Axis Bank Ltd	21,612
4,620	Bajaj Auto Ltd	124,278
12,208	Bank of Baroda	149,486
14,453	Bank of India	86,642
35,686	Cairn India Ltd *	210,217
24,593	Canara Bank Ltd	173,314
21,641	Cipla Ltd	118,659
10,935	Dewan Housing Finance Corp Ltd	36,471
35,178	GAIL India Ltd	201,145
5,708	Grasim Industries Ltd (a)	248,457
7,738	HCL Technologies Ltd	69,336
24,696	HDFC Bank Ltd	221,915
8,400	HDFC Bank Ltd ADR *	234,864
1,922	Hero Honda Motors Ltd	62,390
35,456	Hindalco Industries Ltd	73,341
16,008	Hindustan Petroleum Corp Ltd	82,898
3,917	Hindustan Unilever Ltd	29,555
18,167	Hindustan Zinc Ltd	37,810
11,609	Indian Oil Corp Ltd	53,077
14,056	IndusInd Bank Ltd (a)	75,022
5,595	Infosys Technologies Ltd	243,905
7,660	Infosys Technologies Ltd Sponsored ADR	322,486
83,769	Infrastructure Development Finance Co Ltd	184,428
2,816	JSW Steel Ltd	31,743
24,165	Kotak Mahindra Bank Ltd	240,970
26,917	LIC Housing Finance Ltd	114,045
10,216	Mahindra & Mahindra Ltd	117,735
24,090	Mphasis Ltd	160,383
602	Nestle India Ltd	48,066
10,001	Neyveli Lignite Corp Ltd	13,249
121,281	NHPC Ltd	39,356
45,103	NTPC Ltd	117,038
109,366	Oil & Natural Gas Corp Ltd	492,522
26,641	Power Finance Corp	70,487

84,941	Power Grid Corp of India Ltd	159,917
12,965	Punjab National Bank Ltd (a)	183,071
21,053	Reliance Power Ltd *	35,149
67,705	Rural Electrification Corp Ltd	198,112
94,088	Sesa Goa Ltd	309,959
150,858	Shree Renuka Sugars Ltd	70,725
4,523	State Bank of India	165,837
64,659	Steel Authority of India Ltd	108,383
99,089	Sterlite Industries India Ltd	165,810
1,100	Sterlite Industries India Ltd ADR	7,337
3,516	Sun Pharmaceutical Industries Ltd	35,326
25,731	Tata Consultancy Services Ltd	568,125
120,563	Tata Motors Ltd	500,482
30,767	Tata Motors Ltd Class A	74,564
13,700	Tata Motors Ltd Sponsored ADR	284,823
59,271	Tata Power Co Ltd	98,683
21,428	Tata Steel Ltd	154,973
5,041	Ultratech Cement Ltd	129,084
29,470	Union Bank of India	104,746
21,686	Wipro Ltd	155,828
7,900	Wipro Ltd ADR	67,940

	Total India	8,317,165

	Indonesia — 5.4%
158,000	Adaro Energy Tbk PT	24,621
480,500	Astra International Tbk PT	3,276,953
129,500	Bank Central Asia Tbk PT	96,326
212,316	Bank Danamon Indonesia Tbk PT	119,620
835,672	Bank Mandiri Tbk PT	610,733
1,041,000	Bank Rakyat Indonesia Persero Tbk PT	622,845
129,500	Bumi Resources Tbk PT	19,510
130,000	Charoen Pokphand Indonesia Tbk PT	36,162
8,000	Indo Tambangraya Megah PT	28,643
161,500	Indofood Sukses Makmur Tbk PT	80,949
114,000	Indosat Tbk PT	47,123
126,500	International Nickel Indonesia Tbk PT	33,522
65,500	Jasa Marga PT	35,773
72,000	Kalbe Farma Tbk PT	29,600
355,000	Media Nusantara Citra Tbk PT	69,716
1,529,500	Perusahaan Gas Negara PT	600,059
284,500	Semen Gresik Persero Tbk PT	329,831
43,500	Tambang Batubara Bukit Asam Tbk PT	69,096
1,036,500	Telekomunikasi Indonesia Tbk PT	856,555
12,600	Telekomunikasi Indonesia Tbk PT Sponsored ADR	410,256
338,575	United Tractors Tbk PT	828,175

	Total Indonesia	8,226,068

	Malaysia — 0.5%
116,180	AMMB Holdings Berhad	227,122
76,400	Genting Malaysia Berhad	88,670
22,283	Hong Leong Bank Berhad	86,269
99,034	Landmarks Berhad *	27,127
53,800	Petronas Chemicals Group Berhad	113,382
10,900	Public Bank Berhad	47,237
41,300	Sime Darby Berhad	125,917

	Total Malaysia	715,724

	Mexico — 2.5%
308,900	America Movil SAB de CV Class L	361,634
100,840	America Movil SAB de CV Class L ADR	2,375,790
20,900	Corporaction GEO SAB de CV Series B *	20,215
9,200	Fomento Economico Mexicano SA de CV	72,317
1,100	Fomento Economico Mexicano Sponsored ADR	86,713
75,100	Grupo Financiero Banorte SAB de CV Class O	335,512
8,100	Grupo Televisa SA Sponsored ADR	153,819
33,400	Grupo Televisa SA-Series CPO	126,988
23,100	Kimberly-Clark de Mexico SAB de CV (Series A)	40,098
61,800	Wal-Mart de Mexico SA de CV Class V	148,146

	Total Mexico	3,721,232

	Morocco — 0.2%
25,306	Maroc Telecom	320,949

	Philippines — 1.9%
461,800	Alliance Global Group Inc	132,001
253,050	BDO Unibank Inc	410,023
8,145	Globe Telecom Inc	211,416
2,118,500	Lopez Holding Corp	286,185
203,577	Metropolitan Bank & Trust Co	419,795
16,570	Philippine Long Distance Telephone Co	892,052
8,590	Philippine Long Distance Telephone Co Sponsored ADR	461,025
69,800	Universal Robina Corp	104,122
315,000	Vista Land & Lifescapes Inc	29,825

	Total Philippines	2,946,444

	Poland — 1.6%
4,932	Asseco Poland SA	68,336
3,990	Grupa Lotos SA *	26,328
1,577	Jastrzebska Spolka Weglowa SA *	40,230
46,717	KGHM Polska Miedz SA	1,695,677
2,978	Polski Koncern Naftowy Orlen SA *	28,006
24,396	Polskie Gornictwo Naftowe i Gazownictwo SA	26,553
118,018	Tauron Polska Energia SA	143,365
83,774	Telekomunikacja Polska SA	379,121

	Total Poland	2,407,616

	Russia — 11.0%
10,162	Cherepovets MK Severstal GDR (Registered Shares)	111,563
2,082	Eurasia Drilling Co Ltd GDR	52,400
7,016	Evraz Plc *	32,110
61,941	Gazprom Neft Class S	245,066
6,614	Gazprom Neft JSC Sponsored ADR	132,824
419,463	Gazprom OAO Sponsored ADR*	3,706,584
46,022	KamAZ *	62,166
68,193	Lukoil OAO Sponsored ADR *	3,558,505
17,733	Magnit OJSC Sponsored GDR *	437,003
12,451	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares) *	44,220
10,545	Mail.ru Group Ltd GDR (Registered Shares) *	332,102
25,090	Mechel Sponsored ADR	133,228
52,425	MMC Norilsk Nickel JSC ADR *	779,234
26,100	Mobile Telesystems Sponsored ADR *	434,304
724	NovaTek OAO Sponsored GDR (Registered Shares)	69,389
193,900	Rosneft OJSC GDR (Registered Shares) *	1,199,633
230,908	Sberbank Sponsored ADR	2,285,630
9,266	Sistema JSFC Sponsored GDR (Registered Shares)	159,089
169,263	Surgutneftegas Sponsored ADR *	1,280,604
42,230	Tatneft Sponsored ADR *	1,297,095
75,237	VTB Bank OJSC GDR (Registered Shares) *	237,538
1,084	X5 Retail Group NV GDR (Registered Shares) *	24,042
6,900	Yandex NV Class A *	137,517

	Total Russia	16,751,846

	South Africa — 3.6%
20,237	Absa Group Ltd	358,130
9,216	African Bank Investments Ltd	39,533
313	Anglo Platinum Ltd	17,591
63,467	Aveng Ltd	288,241
11,900	Bidvest Group Ltd	251,909
10,412	Discovery Holdings Ltd	61,068
4,028	Exxaro Resources Ltd	90,143
225,096	FirstRand Ltd	684,988
5,228	Foschini Ltd	73,384
76,235	Growthpoint Properties Ltd	186,129
14,793	Imperial Holdings Ltd	289,110
8,588	JSE Ltd	72,037
4,377	Mr Price Group Ltd	53,805

8,346	MTN Group Ltd	132,415
29,823	Murray & Roberts Holdings Ltd *	94,429
2,983	Naspers Ltd N Shares	158,287
11,986	Nedbank Group Ltd	233,451
24,148	Remgro Ltd	375,860
91,148	RMB Holdings Ltd	359,872
12,743	Sanlam Ltd	50,276
1,986	Sasol Ltd	84,683
900	Sasol Ltd Sponsored ADR	38,232
5,958	Shoprite Holdings Ltd	96,929
21,840	Standard Bank Group Ltd	293,870
94,563	Steinhoff International Holdings Ltd *	289,643
33,015	Telkom South Africa Ltd	89,066
3,677	Tiger Brands Ltd	104,992
7,831	Truworths International Ltd	75,980
10,908	Vodacom Group Ltd	130,774
7,374	Wilson Bayly Holmes-Ovcon Ltd	115,867
44,425	Woolworths Holdings Ltd	255,432

	Total South Africa	5,446,126

	South Korea — 8.6%
6,300	Celltrion Inc	178,976
1,676	Cheil Industries Inc	137,944
5,230	Daewoo Securities Co Ltd *	45,068
12,762	DGB Financial Group Inc	158,017
1,520	Dongbu Insurance Co Ltd	60,769
19,592	Hana Financial Group Inc	616,753
12,027	Hanwha Corp	286,327
2,241	Hyosung Corp	100,055
521	Hyundai Heavy Industries Co Ltd	117,570
2,830	Hyundai Marine & Fire Insurance Co Ltd	70,424
647	Hyundai Mobis	151,538
2,296	Hyundai Motor Co	473,803
3,316	Hyundai Steel Co	237,634
41,855	Industrial Bank of Korea	424,914
8,987	INTOPS Co Ltd	129,983
10,020	KB Financial Group Inc	312,446
300	KB Financial Group Inc ADR	9,354
98,100	Korea Exchange Bank	682,426
3,726	Korea Investment Holdings Co Ltd	126,439
1,051	Korea Zinc Co Ltd	315,962
15,120	KT Corp	357,098
29,300	KT Corp Sponsored ADR	341,345
2,057	KT&G Corp	137,012
533	LG Chem Ltd	131,033
363	LG Electronics Inc	20,296
58,378	LG Uplus Corp	268,222
58	ORION Corp	47,270
4,993	POSCO	1,523,732
577	POSCO ADR	43,696
47,580	Samho International Co Ltd *	70,133
2,085	Samsung Life Insurance Co Ltd	172,309
3,078	Samsung Electronics Co Ltd	3,154,906
11,537	Shinhan Financial Group Co Ltd	370,441
911	SK Innovation Co Ltd	107,852
1,482	SK Telecom Co Ltd	150,667
67,739	SK Telecom Co Ltd ADR	754,612
73,786	Woori Finance Holdings Co Ltd	686,485

	Total South Korea	12,973,511

	Sri Lanka — 0.1%
133,921	Hatton National Bank Plc	149,358

	Taiwan — 6.6%
143,000	Acer Inc	146,182
52,660	Asia Cement Corp	62,741
67,871	Asustek Computer Inc	679,103
175,000	AU Optronics Corp	70,908
2,400	AU Optronics Corp Sponsored ADR	9,576

243,594	Chunghwa Telecom Co Ltd	734,907
389	Chunghwa Telecom Co Ltd ADR	11,608
1,222,577	Compal Electronics Inc	1,260,320
90,000	Far Eastern Textile Co Ltd	90,973
406,314	Far Eastone Telecommunications Co Ltd	902,792
352,091	Hon Hai Precision Industry Co Ltd	1,030,252
379,000	Innolux Display Corp *	159,146
263,353	Lite-On Technology Corp	336,753
48,000	Mega Financial Holding Co Ltd	33,325
25,289	Nan Ya Plastics Corp	44,323
15,793	Novatek Microelectronics Corp Ltd	46,815
113,000	Pegatron Corp	156,706
147,100	Powertech Technology Inc	284,702
830,200	ProMOS Technologies Inc * (a)	—
426,715	Quanta Computer Inc	1,113,517
245,880	Taishin Financial Holding Co Ltd	92,043
172,928	Taiwan Mobile Co Ltd	547,706
396,660	Taiwan Semiconductor Manufacturing Co Ltd	1,100,803
591,000	United Microelectronics Corp	256,769
20,400	United Microelectronics Corp Sponsored ADR	43,044
604,395	Wistron Corp	765,976
16,000	Yungtay Engineering Co Ltd	25,608

	Total Taiwan	10,006,598

	Thailand — 5.1%
190,890	Advanced Info Service Pcl (Foreign Registered)	1,071,136
66,200	Airports of Thailand Pcl (Foreign Registered)	117,266
641,688	Asian Property Development Pcl (Foreign Registered)	138,708
13,000	Bangkok Bank Pcl (Foreign Registered) (a)	76,421
93,450	Bangkok Bank Pcl NVDR	527,376
165,900	Bangkok Dusit Medical Service Pcl (Foreign Registered)	466,109
494,500	Bank of Ayudhya Pcl NVDR	437,719
16,100	Banpu Pcl (Foreign Registered)	227,163
52,100	BEC World Pcl (Foreign Registered)	88,197
8,700	Big C Supercenter Pcl (Foreign Registered) (a)	59,974
25,200	Central Pattana Pcl (Foreign Registered)	35,882
231,200	Charoen Pokphand Foods Pcl (Foreign Registered)	275,260
82,000	CP ALL Pcl (Foreign Registered)	88,040
109,300	Electricity Generating Pcl (Foreign Registered)	356,738
1,108,600	Hemaraj Land and Development Pcl (Foreign Registered)	96,614
377,900	Home Product Center Pcl (Foreign Registered)	144,595
113,700	Indorama Ventures Pcl (Foreign Registered)	99,667
47,110	Kasikornbank Pcl (Foreign Registered) (a)	231,538
52,700	Kasikornbank Pcl NVDR	255,713
405,600	Krung Thai Bank Pcl (Foreign Registered)	190,746
17,700	PTT Exploration & Production Pcl (Foreign Registered)	87,136
124,022	PTT Pcl (Foreign Registered)	1,217,423
41,400	Robinson Department Store Pcl (Foreign Registered)	75,817
5,739	Siam Cement Pcl (Foreign Registered) (a)	71,480
45,700	Siam Cement Pcl NVDR	490,343
78,650	Siam Commercial Bank Pcl (Foreign Registered)	346,113
5,900	Siam Makro Pcl (Foreign Registered)	61,724
70,700	Thai Oil Pcl (Foreign Registered)	125,214
150,400	Thai Tap Water Supply Pcl (Foreign Registered)	30,896
44,050	Total Access Communication Pcl (Foreign Registered) (a)	108,126
65,300	Total Access Communication Pcl NVDR	157,726

	Total Thailand	7,756,860

	Turkey — 3.1%
96,107	Arcelik AS	403,343
5,401	Bizim Toptan Satis Magazalari AS	69,307
20,230	Dogus Otomotiv Servis ve Ticaret AS	46,863
71,714	Enka Insaat ve Sanayi AS	154,600
310,837	Eregli Demir ve Celik Fabrikalari TAS	358,695
75,334	Haci Omer Sabanci Holding AS	297,336
187,317	Koc Holding AS	586,839
1,782	Koza Altin Isletmeleri AS	30,068
23,456	Tupras-Turkiye Petrol Rafineriler AS	436,690
84,977	Turk Telekomunikasyon AS	290,846

91,716	Turkcell Iletisim Hizmet AS *	400,081
900	Turkcell Iletisim Hizmetleri AS ADR *	9,747
121,043	Turkiye Garanti Bankasi	388,194
160,855	Turkiye IS Bankasi Class C	324,602
65,296	Turkiye Sise ve Cam Fabrikalari AS	89,399
157,060	Turkiye Vakiflar Bankasi TAO Class D	250,351
69,164	Turkiye Halk Bankasi AS	424,621
110,856	Yapi ve Kredi Bankasi AS *	173,181

	Total Turkey	4,734,763

	United Kingdom — 0.3%
500	British American Tobacco Plc Sponsored ADR *	47,040
7,141	British American Tobacco Plc	337,523

	Total United Kingdom	384,563

	United States — 0.8%
2,900	Colgate–Palmolive Co.	285,070
4,400	Mead Johnson Nutrition Co.	355,256
7,500	Yum! Brands, Inc.	527,700

	Total United States	1,168,026

	TOTAL COMMON STOCKS (COST $148,973,946)	130,361,637

	PREFERRED STOCKS — 9.1%

	Brazil — 6.5%
58,549	Banco Bradesco SA 0.72%	859,286
33,200	Banco do Estado do Rio Grande do Sul SA Class B 2.05%	263,381
28,900	Bradespar SA 4.49%	452,232
37,600	Centrais Eletricas Brasileiras SA Class B *	348,623
2,600	Cia Energetica de Minas Gerais 4.11%	45,352
8,200	Companhia de Bebidas das Americas 0.22%	313,469
20,900	Companhia de Bebidas das Americas ADR	801,515
900	Companhia Paranaense de Energia Class B 3.95%	18,305
2,700	Eletropaulo Metropolitana SA 28.53%	32,129
10,100	Gerdau SA 1.53%	79,424
8,100	Gol Linhas Aereas Inteligentes SA *	32,290
164,037	Itausa-Investimentos Itau SA 0.71%	716,546
102,000	Klabin SA 3.27%	429,878
82,300	Metalurgica Gerdau SA 1.62%	814,084
2,100	Tam SA *	45,398
2,400	Telefonica Brasil SA 1.99%	57,119
94,890	Petroleo Brasileiro SA Sponsored ADR 0.61%	1,793,421
54,100	Usinas Siderrurgicas de Minas Gerais SA Class A 1.04%	228,004
142,530	Vale SA Sponsored ADR 3.14%	2,582,643

	Total Brazil	9,913,099

	Chile — 0.0%
10,135	Embotelladora Andina SA B Shares 1.79%	52,940

	Russia — 1.6%
2,704,286	Surgutneftegaz OJSC 14.05%	1,297,232
839	Transneft 1.70%	1,102,836

	Total Russia	2,400,068

	South Korea — 1.0%
1,943	Hyundai Motor Co 2.44%	125,061
2,273	Samsung Electronics Co Ltd (Non-Voting) 0.78%	1,367,752

	Total South Korea	1,492,813

	TOTAL PREFERRED STOCKS (COST $16,682,843)	13,858,920

	INVESTMENT FUNDS — 3.2%

	United States — 3.2%
128,631	Vanguard Emerging Markets ETF (b)	4,890,551

	TOTAL INVESTMENT FUNDS (COST $5,203,521)	4,890,551

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 0.8%

		United States — 0.8%

		Affiliated Issuers
	51,084	GMO U.S. Treasury Fund	1,277,111

		TOTAL MUTUAL FUNDS (COST $1,277,111)	1,277,111

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
USD	152,451	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/12	152,451
USD	200,000	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	200,000
HKD	42,000	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	5,411
ZAR	55,022	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.63%, due 06/01/12	6,481
SGD	37,022	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	28,733

		Total Time Deposits	393,076

		TOTAL SHORT-TERM INVESTMENTS (COST $393,076)	393,076

		TOTAL INVESTMENTS — 99.4% (Cost $172,530,497)	150,781,295

		Other Assets and Liabilities (net) — 0.6%	855,606

		TOTAL NET ASSETS — 100.0%	$151,636,901

Notes to Schedule of Investments:

ADR — American Depositary Receipt

CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF — Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

OJSC — Open Joint – Stock Company

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

HKD — Hong Kong Dollar

SGD — Singapore Dollar

USD — United States Dollar

ZAR — South African Rand

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 177,716,107	$5,530,758	$(32,465,570)	$(26,934,812)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$782,070	$8,040,992	$7,545,951	$246	$—	$1,277,111

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. The Fund classifies such securities as Level 3 (levels defined below). See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	58.7%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund values certain securities based on a price from a comparable security related to the same issuer. The Fund deemed certain securities to have a fair value of zero.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Brazil	$15,138,486	$—	$—		$15,138,486
Chile	341,469	—	—		341,469
China	1,545,488	22,117,483	—		23,662,971
Czech Republic	—	2,377,263	—		2,377,263
Egypt	—	2,397,233	103,395		2,500,628
Hungary	—	313,971	—		313,971
India	917,450	6,893,165	506,550		8,317,165
Indonesia	410,256	7,815,812	—		8,226,068
Malaysia	—	715,724	—		715,724
Mexico	3,721,232	—	—		3,721,232
Morocco	—	320,949	—		320,949
Philippines	461,025	2,485,419	—		2,946,444
Poland	—	2,407,616	—		2,407,616
Russia	705,049	16,046,797	—		16,751,846
South Africa	38,232	5,407,894	—		5,446,126
South Korea	1,149,007	11,824,504	—		12,973,511
Sri Lanka	—	149,358	—		149,358
Taiwan	64,228	9,942,370	0	*	10,006,598
Thailand	—	7,209,321	547,539		7,756,860
Turkey	9,747	4,725,016	—		4,734,763
United Kingdom	47,040	337,523	—		384,563
United States	1,168,026	—	—		1,168,026

TOTAL COMMON STOCKS	25,716,735	103,487,418	1,157,484		130,361,637

Preferred Stocks
Brazil	9,913,099	—	—		9,913,099
Chile	52,940	—	—		52,940
Russia	—	2,400,068	—		2,400,068
South Korea	—	1,492,813	—		1,492,813

TOTAL PREFERRED STOCKS	9,966,039	3,892,881	—		13,858,920

Investment Funds
United States	4,890,551	—	—		4,890,551

TOTAL INVESTMENT FUNDS	4,890,551	—	—		4,890,551

Mutual Funds
United States	1,277,111	—	—		1,277,111

TOTAL MUTUAL FUNDS	1,277,111	—	—		1,277,111

Short-Term Investments	393,076	—	—		393,076

Total Investments	42,243,512	107,380,299	1,157,484		150,781,295

Total	$42,243,512	$107,380,299	$1,157,484		$150,781,295

*	Represents an investment in securities that were determined to have a fair value of zero at May 31, 2012.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.8% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 *	Transfer out of Level 3 *		Balances as of May 31, 2012		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
Egypt	$154,390	$—	$—	$—	$—	$(50,995)	$—	$—		$103,395		$(50,995)
India	1,001,378	215,485	(24,229)	—	2,824	(341,310)	—	(347,598	) **	506,550		(182,900)
Taiwan	9,602	—	—	—	—	(9,602)	—	—		0	***	(9,602)
Thailand	6,284,945	894,822	(1,475,104)	—	477,478	(883,182)	—	(4,751,420	) **	547,539		(381,531)

Total	$7,450,315	$1,110,307	$(1,499,333)	$—	$480,302	$(1,285,089)	$—	$(5,099,018)		$1,157,484		$(625,028)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
***	Represents an interest in securities that were determined to have a fair value of zero at May 31, 2012.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk – Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in a limited number of countries and geographic regions creates additional risk.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012.

Rights and/or Warrants
Average amount outstanding	$4,812

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 95.1%

		Albania — 0.6%

		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	4,323,795
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	4,867,984

		Total Albania	9,191,779

		Argentina — 10.1%

		Foreign Government Obligations — 8.4%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	2,475,000
EUR	23,000,000	Republic of Argentina, Step Up, 2.26%, due 12/31/38	6,754,384
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 1.00%, due 03/31/23(b)	1,694,962
EUR	30,381,319	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	18,407,593
EUR	300,015	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	181,775
USD	10,261,645	Republic of Argentina Discount Bond, 5.77%, due 12/31/33	6,985,102
USD	107,320	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	73,052
EUR	338,220,524	Republic of Argentina GDP Linked, due 12/15/35(c)	35,547,837
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 1.18%, due 12/31/38(d)	1,769,906
EUR	177,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	54,167,996
USD	5,500,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38(d)	1,278,750

			129,336,357

		Judgments — 1.7%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 6.17%, due 03/31/23(b)(d)(e)	17,920,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23(b)(d)(e)	9,000,000

			26,920,000

		Total Argentina	156,256,357

		Barbados — 0.2%

		Foreign Government Obligations
USD	2,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	2,842,000

		Belize — 0.4%

		Foreign Government Obligations
USD	12,925,000	Government of Belize, Reg S, Step Up, 8.50%, due 02/20/29	6,721,000

		Bosnia & Herzegovina — 0.6%

		Foreign Government Obligations
DEM	17,165,920	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 2.43%, due 12/11/17	8,492,091

		Brazil — 5.6%

		Corporate Debt — 0.7%
USD	9,000,000	Petrobras International Finance Co., 6.75%, due 01/27/41	10,350,450

		Foreign Government Agency — 0.6%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	9,900,000

		Foreign Government Obligations — 4.3%
USD	2,525,000	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	2,600,750
USD	98,865	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	96,392

USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34(f)	63,525,000

			66,222,142

		Total Brazil	86,472,592

		Colombia — 1.4%

		Foreign Government Agency — 0.4%
USD	5,000,000	Ecopetrol SA, 7.63%, due 07/23/19	6,175,000

		Foreign Government Obligations — 1.0%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,600,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28(d)	6,210,691

			15,810,691

		Total Colombia	21,985,691

		Congo Republic (Brazzaville) — 5.1%

		Foreign Government Obligations
USD	104,640,600	Republic of Congo, Reg S, Series INTL, Step Up, 3.00%, due 06/30/29	78,480,450

		Costa Rica — 0.1%

		Foreign Government Agency
USD	2,000,000	Instituto Costarricense de Electricidad, 144A, 6.95%, due 11/10/21	2,050,000

		Croatia — 0.5%

		Foreign Government Obligations
USD	8,000,000	Croatia Government International Bond, Reg. S, 6.38%, due 03/24/21	7,360,000

		Dominican Republic — 4.7%

		Asset-Backed Securities — 1.7%
USD	27,052,008	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	25,826,552

		Foreign Government Obligations — 3.0%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	8,560,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.55%, due 08/30/24	38,301,300

			46,861,300

		Total Dominican Republic	72,687,852

		Ecuador — 0.2%

		Foreign Government Obligations
USD	11,587,000	Republic of Ecuador, Step Up, Reg S, due 08/15/30(b)	2,317,400
USD	1,179,270	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.63%, due 02/27/15	875,608

		Total Ecuador	3,193,008

		El Salvador — 0.7%

		Foreign Government Obligations
USD	10,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	10,225,000

		Gabon — 0.4%

		Foreign Government Obligations
USD	5,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	5,831,250

		Greece — 0.2%

		Foreign Government Obligations
EUR	20,882,000	Hellenic Republic Government Bond, Step Up, 2.00%, due 02/24/36	2,999,562

		Grenada — 0.3%

		Foreign Government Obligations
USD	9,000,000	Republic of Grenada, Reg S, Step Up, 4.50%, due 09/15/25	4,680,000

		Iceland — 0.7%

		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, 144A, 5.88%, due 05/11/22	10,780,000

		Indonesia — 3.1%

		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	12,826,000
USD	31,000,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	35,222,200

		Total Indonesia	48,048,200

		Iraq — 0.8%

		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28(f)	11,625,000

		Israel — 0.2%

		Foreign Government Agency
USD	3,000,000	Israel Electric Corp Ltd, Reg. S, 7.88%, due 12/15/26	3,052,500

		Ivory Coast — 1.1%

		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 3.75%, due 12/31/32(b)	17,117,038

		Jamaica — 0.3%

		Corporate Debt
USD	4,000,000	National Road Operating & Constructing Co. Ltd., Reg S, 9.38%, due 11/10/24	4,060,000

		Latvia — 0.3%

		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	3,850,000

		Lithuania — 0.8%

		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, Reg. S, 6.63%, due 02/01/22	12,448,750

		Malaysia — 1.0%

		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	15,113,108

		Mexico — 10.0%

		Foreign Government Agency — 2.9%
EUR	34,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	44,613,062

		Foreign Government Obligations — 7.1%
GBP	27,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	49,508,149
USD	56,000,000	United Mexican States, 5.75%, due 10/12/2110(f)	59,500,000

			109,008,149

		Total Mexico	153,621,211

		Montenegro — 0.1%

		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,275,161

		Nigeria — 0.4%

		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,484,300

		Pakistan — 0.7%

		Foreign Government Obligations
USD	17,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	10,455,000

		Peru — 1.4%

		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	7,408,940
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27	4,750,000
USD	1,253,404	Peru Trust, Series 98 I-P, Zero Coupon, due 03/10/16(d)(g)	188,010
USD	3,784,333	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15(d)(g)	567,650
USD	1,356,611	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16(d)(g)	203,492
USD	8,000,000	Republic of Peru, Series 30 Yr., 5.63%, due 11/18/50(f)	9,170,400

		Total Peru	22,288,492

		Philippines — 7.0%

		Foreign Government Agency — 6.4%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	33,602,810
USD	46,000,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	64,400,000

			98,002,810

		Foreign Government Obligations — 0.6%
USD	8,000,000	Republic of Philippines, 5.50%, due 03/30/26	9,180,000

		Total Philippines	107,182,810

		Qatar — 0.4%

		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	5,587,500

		Romania — 0.4%

		Foreign Government Obligations
USD	6,000,000	Romanian Government International Bond, Reg. S, 6.75%, due 02/07/22	6,015,000

		Russia — 4.9%

		Corporate Debt — 4.5%
USD	13,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19	16,070,340
USD	12,000,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	14,835,000
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	2,977,500
USD	14,900,000	Transcapital Ltd. (Transneft), Reg S, 8.70%, due 08/07/18	18,103,500

USD	7,600,000	VTB Bank OJSC Via VTB Capital SA, Reg S, 6.55%, due 10/13/20	7,429,000
USD	9,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	9,225,000

			68,640,340

		Foreign Government Agency — 0.4%
USD	6,500,000	RSHB Capital SA, Reg S, 6.30%, due 05/15/17	6,800,625

		Total Russia	75,440,965

		Senegal — 0.3%

		Foreign Government Obligations
USD	4,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	5,169,378

		Serbia — 1.5%

		Foreign Government Obligations
USD	12,000,000	Republic of Serbia, 7.25%, due 09/28/21	11,940,000
USD	12,471,691	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	11,785,748

		Total Serbia	23,725,748

		South Africa — 0.3%

		Foreign Government Agency
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,188,667
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,803,453

		Total South Africa	4,992,120

		South Korea — 1.5%

		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,725,600
USD	5,000,000	Korea Gas Corp, Reg. S, 6.25%, due 01/20/42	5,706,850
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,225,120

		Total South Korea	22,657,570

		Sri Lanka — 0.5%

		Foreign Government Obligations
USD	6,500,000	Republic of Sri Lanka, Reg S, 6.25%, due 10/04/20	6,435,000
USD	2,000,000	Republic of Sri Lanka, Reg S, 6.25%, due 07/27/21	1,970,000

		Total Sri Lanka	8,405,000

		Thailand — 0.3%

		Foreign Government Agency
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,454,760

		Trinidad And Tobago — 0.6%

		Foreign Government Agency
USD	8,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	9,760,000

		Tunisia — 0.6%

		Foreign Government Agency
JPY	760,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	9,941,297

		Turkey — 4.4%

		Corporate Debt — 0.2%
USD	2,000,000	Export Credit Bank of Turkey, Reg S, 5.38%, due 11/04/16	1,997,600

		Foreign Government Obligations — 4.2%
USD	60,000,000	Republic of Turkey, 6.75%, due 05/30/40	65,175,000

		Total Turkey	67,172,600

		Ukraine — 0.7%

		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	3,400,000
USD	8,000,000	Ukraine Government International Bond, Reg S, 7.95%, due 02/23/21	6,950,000

		Total Ukraine	10,350,000

		United States — 7.5%

		Asset-Backed Securities — 3.0%
USD	3,163,827	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.72%, due 05/15/24	1,423,722
USD	144,325	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	94,389
USD	1,060,733	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	769,032
USD	16,865,636	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.48%, due 12/15/35¿	8,727,966
USD	12,069,929	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.48%, due 12/15/35¿	5,190,070
USD	6,718,259	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.44%, due 05/15/36¿	2,620,121
USD	3,612,450	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.59%, due 11/25/35¿	732,966
USD	825,942	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35¿	800,751
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.47%, due 05/25/37¿	531,875
USD	8,434,139	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36¿	2,066,364
USD	12,464,630	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36¿	4,113,328
USD	5,563,528	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.41%, due 03/25/36¿	3,449,388
USD	14,163,177	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36¿	3,965,689
USD	14,352,019	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.46%, due 11/25/36¿	4,736,166
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.46%, due 02/25/37¿	4,632,480
USD	7,952,235	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.60%, due 04/25/37¿	2,663,999

			46,518,306

		U.S. Government — 4.5%
USD	68,898,770	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(c)(f)(h)	69,480,138

		Total United States	115,998,444

		Uruguay — 0.9%

		Foreign Government Obligations
USD	9,851,571	Republic of Uruguay, 7.63%, due 03/21/36	13,472,023

		Venezuela — 11.1%

		Corporate Debt — 1.8%
USD	40,000,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	27,600,000

		Foreign Government Agency — 3.2%
USD	40,000,000	Petroleos de Venezuela SA, Reg S, 8.50%, due 11/02/17	31,600,000
USD	25,750,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	17,896,250

			49,496,250

		Foreign Government Obligations — 6.1%
USD	110,000,000	Republic of Venezuela, Reg S, 11.95%, due 08/05/31	94,050,000

		Total Venezuela	171,146,250

		Vietnam — 0.2%

		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.56%, due 03/13/28	3,560,000

		TOTAL DEBT OBLIGATIONS (COST $1,526,951,473)	1,465,718,857

		LOAN ASSIGNMENTS — 1.9%

		Angola — 0.3%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 6.27%, due 03/07/13	2,277,000
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 6.27%, due 07/08/13	2,254,000

		Total Angola	4,531,000

		Dominican Republic — 0.2%
USD	2,800,120	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.51%, due 08/15/15	2,331,452

		Indonesia — 0.9%
EUR	1,747,018	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,609,341
USD	2,995,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.31%, due 12/14/19	2,725,632
USD	2,995,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.31%, due 12/14/19	2,725,632
USD	3,993,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.31%, due 12/14/19	3,634,176
USD	2,176,374	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .88%, 1.69%, due 12/01/19	1,969,618
JPY	32,400,000	Republic of Indonesia Loan Agreement, 6 mo. JPY TIBOR + .88%, 1.21%, due 03/28/13	386,600
USD	659,999	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.44%, due 03/29/13	617,099

		Total Indonesia	13,668,098

		Vietnam — 0.5%
USD	18,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 4.63%, due 06/26/15(b)	8,280,000

		TOTAL LOAN ASSIGNMENTS (COST $35,211,897)	28,810,550

		LOAN PARTICIPATIONS — 6.1%

		Egypt — 0.2%
CHF	3,395,678	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24	2,628,811

		Indonesia — 1.5%
USD	368,640	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.31%, due 12/14/19	335,463
USD	368,640	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.31%, due 12/14/19	335,463
USD	491,520	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.31%, due 12/14/19	447,283

USD	6,037,736	Republic of Indonesia Loan Agreement (Participation with Morgan Stanley), 6 mo. LIBOR + .88%, 1.31%, due 12/14/19	5,494,340
JPY	191,549,310	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY TIBOR +.88%, 1.21%, due 03/29/13	2,285,587
USD	6,482,784	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.72%, due 02/12/13	6,061,403
USD	8,409,067	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.61%, due 09/29/19	7,610,206

		Total Indonesia	22,569,745

		Iraq — 2.8%
JPY	4,636,883,036	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	38,994,160
JPY	605,871,547	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	5,004,496

		Total Iraq	43,998,656

		Russia — 0.3%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.)(b)(d)	4,717,586

		Vietnam — 1.3%
JPY	1,841,740,439	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.94%, due 09/01/17	20,213,078

		TOTAL LOAN PARTICIPATIONS (COST $85,136,500)	94,127,876

Shares		Description	Value ($)
		MUTUAL FUNDS — 3.7%

		United States

		Affiliated Issuers
	3,976,082	GMO Short-Duration Collateral Fund	20,715,387
	21,409	GMO Special Purpose Holding Fund(i)	14,130
	1	GMO U.S. Treasury Fund	31
	1,515,449	GMO World Opportunity Overlay Fund	36,825,403

		TOTAL MUTUAL FUNDS (COST $58,138,423)	57,554,951

		RIGHTS/WARRANTS — 0.6%

		Nigeria — 0.3%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	4,500,000

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*(d)	—

		Venezuela — 0.3%
	211,805	Republic of Venezuela Oil Warrants, Expires 04/15/20	5,718,735

		TOTAL RIGHTS/WARRANTS (COST $0)	10,218,735

Shares		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.8%

		Money Market Funds
	27,250,762	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(j)	27,250,762

		TOTAL SHORT-TERM INVESTMENTS (COST $27,250,762)	27,250,762

TOTAL INVESTMENTS — 109.2% (Cost $1,732,689,055)	1,683,681,731

Other Assets and Liabilities (net) — (9.2%)	(142,191,573)

TOTAL NET ASSETS — 100.0%	$1,541,490,158

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/12/12	Deutsche Bank AG	EUR	8,140,000	$10,065,471	$(632,073)

Sales#
6/12/12	Deutsche Bank AG	EUR	203,600,000	$251,760,434	$14,287,506
7/24/12	Barclays Bank PLC	GBP	30,000,000	46,225,397	1,158,253
6/19/12	Citibank N.A.	JPY	5,529,000,000	70,569,504	(2,310,245)

				$368,555,335	$13,135,514

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	53,562,500	Barclays Bank PLC, 0.21%, dated 05/09/12, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 06/08/12	$(53,569,686)
USD	1,102,969	Barclays Bank PLC, 0.35%, dated 11/21/11, to be repurchased on demand at face value plus accrued interest(k)	(1,105,039)
USD	10,974,833	JP Morgan Chase Bank, N.A., 0.55%, dated 05/16/12, to be repurchased on demand at face value plus accrued interest(k)	(10,977,516)
USD	12,565,000	JP Morgan Chase Bank, N.A., 0.55%, dated 05/18/12, to be repurchased on demand at face value plus accrued interest(k)	(12,567,688)
USD	31,624,167	JP Morgan Chase Bank, N.A., 0.60%, dated 05/10/12, to be repurchased on demand at face value plus accrued interest(k)	(31,635,762)
USD	26,999,479	JP Morgan Chase Bank, N.A., 0.60%, dated 05/21/12, to be repurchased on demand at face value plus accrued interest(k)	(27,004,429)
USD	7,725,104	JP Morgan Chase Bank, N.A., 0.70%, dated 06/01/12, to be repurchased on demand at face value plus accrued interest(k)	(7,725,104)

			$(144,585,224)

Average balance outstanding	$(167,686,968)
Average interest rate	0.53%
Maximum balance outstanding	$(238,081,115)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread(1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract(2)		Net Unrealized Appreciation/ (Depreciation)
20,000,000	USD	6/20/2012	Goldman Sachs International	(Pay)	5.00%	7.18%	Republic of Argentina	N/A		$(175,812)
5,000,000	USD	7/30/2012	JP Morgan Chase Bank, N.A.	Receive	3.05%	0.51%	Republic of Chile	5,000,000	USD	72,749
5,000,000	USD	8/20/2012	JP Morgan Chase Bank, N.A.	Receive	3.50%	5.34%	Republic of Jamaica	5,000,000	USD	28,064
15,000,000	USD	9/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	1.15%	0.73%	Republic of Peru	N/A		(54,157)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	1.25%	1.10%	Gazprom OAO	N/A		(29,641)
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank, N.A.	Receive	0.92%	0.50%	Republic of Peru	85,000,000	PEN	97,519
2,000,000	USD	9/20/2012	Goldman Sachs International	(Pay)	9.20%	8.03%	Republic of Argentina	N/A		(43,912)
10,000,000	USD	10/4/2012	JP Morgan Chase Bank, N.A.	Receive	2.95%	0.51%	Republic of Chile	10,000,000	USD	131,634
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	5.02%	Petroleos de Venezuela	N/A		(433)
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	5.02%	Petroleos de Venezuela	N/A		(5,042)
42,000,000	USD	12/20/2012	Morgan Stanley Capital Services LLC	(Pay)	1.20%	0.00025%	Reference security within CDX IG Index	N/A		(384,366)
125,384,851	USD	12/20/2012	Morgan Stanley Capital Services LLC	Receive	0.71%	0.00015%	Reference security within CDX IG Index	125,384,851	USD	678,918
20,000,000	USD	12/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	5.00%	10.23%	Republic of Argentina	N/A		370,934
10,000,000	USD	12/20/2012	Goldman Sachs International	(Pay)	5.00%	10.23%	Republic of Argentina	N/A		185,467
58,912,863	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	7.95%	VTB Leasing	58,912,863	RUB	(3,240)
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank, N.A.	Receive	0.96%	0.64%	Republic of Peru	277,250,000	PEN	663,778
50,000,000	USD	8/20/2013	JP Morgan Chase Bank, N.A.	(Pay)	1.20%	0.70%	Republic of Peru	N/A		(474,364)

130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	0.87%	Republic of Brazil	130,000,000	USD	4,887,521
11,850,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	0.95%	Republic of Brazil	N/A		(5,316,055)
5,000,000	USD	12/20/2013	Deutsche Bank AG	(Pay)	1.00%	2.10%	Gazprom OAO	N/A		75,284
10,000,000	USD	12/24/2013	JP Morgan Chase Bank, N.A.	Receive	3.80%	1.83%	Republic of Turkey	10,000,000	USD	469,462
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	4.84%	Republic of Italy	N/A		701,258
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	1.18%	Republic of Austria	N/A		(332,773)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	4.84%	Republic of Italy	N/A		1,391,938
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.30%	United Kingdom Government	N/A		(331,621)
10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	4.84%	Republic of Italy	N/A		468,785
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.30%	United Kingdom Government	N/A		(790,622)
15,000,000	USD	6/20/2014	Deutsche Bank AG	(Pay)	5.00%	13.34%	Republic of Argentina	N/A		2,073,352
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	3.74%	Lebanese Republic	N/A		(44,409)
15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.98%	Russian Federation	15,000,000	USD	723,161
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	2.40%	Sberbank	N/A		(663,915)
25,000,000	USD	3/20/2015	JP Morgan Chase Bank, N.A.	Receive	5.00%	8.86%	Government of Ukraine	25,000,000	USD	(2,096,029)
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	8.21%	Bolivarian Republic of Venezuela	N/A		73,486,632
710,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	8.28%	Bolivarian Republic of Venezuela	710,000,000	USD	(73,224,352)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	8.35%	Bolivarian Republic of Venezuela	412,500,000	USD	(39,240,790)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	8.28%	Bolivarian Republic of Venezuela	N/A		35,313,832
30,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(2,112,000)
40,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(2,816,000)

11,000,000	USD	6/20/2015	Deutsche Bank AG	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(774,400)
15,000,000	USD	9/20/2015	Barclays Bank PLC	(Pay)	1.00%	1.24%	Republic of Columbia	N/A		88,384
56,950,000,000	COP	11/20/2015	Citibank N.A.	Receive	1.81%	0.92%	Republic of Columbia	56,950,000,000	COP	879,444
15,000,000	USD	2/20/2016	Citibank N.A.	(Pay)	2.16%	1.35%	Republic of Columbia	N/A		(530,177)
56,700,000,000	COP	2/20/2016	Citibank N.A.	Receive	1.46%	0.95%	Republic of Columbia	56,700,000,000	COP	649,397
114,800,000,000	COP	4/20/2016	Citibank N.A.	Receive	1.33%	0.97%	Republic of Columbia	114,800,000,000	COP	866,514
25,000,000	USD	4/20/2016	Citibank N.A.	(Pay)	1.90%	1.39%	Republic of Columbia	N/A		(538,352)
16,500,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	10.72%	Republic of Angola	16,500,000	EUR	483,674
20,000,000	USD	8/20/2016	Citibank N.A.	(Pay)	2.15%	1.46%	Republic of Columbia	N/A		(682,987)
97,680,000,000	COP	8/20/2016	Citibank N.A.	Receive	1.51%	1.02%	Republic of Columbia	97,680,000,000	COP	1,190,968
22,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	9.20%	Bolivarian Republic of Venezuela	22,500,000	USD	(5,441,073)
10,000,000	USD	3/20/2017	Barclays Bank PLC	Receive	5.00%	8.83%	Government of Ukraine	10,000,000	USD	(1,324,994)
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.37%	Republic of Peru	32,000,000	PEN	(309,777)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.73%	Republic of Peru	N/A		77,824
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	2.91%	Republic of Turkey	35,000,000	USD	(773,466)
4,500,000	USD	7/20/2017	JP Morgan Chase Bank, N.A.	Receive	3.30%	5.99%	Republic of Jamaica	4,500,000	USD	(453,908)
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	0.81%	United Kingdom Government	10,000,000	USD	(221,311)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	5.41%	Republic of Italy	10,000,000	USD	(1,860,768)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	1.98%	Republic of Austria	30,000,000	USD	(850,592)
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	5.41%	Republic of Italy	20,000,000	USD	(3,679,966)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	5.41%	Republic of Italy	10,000,000	USD	(1,819,198)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.82%	United Kingdom Government	30,000,000	USD	890,826

10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.82%	United Kingdom Government	10,000,000	USD	362,624
6,000,000	USD	3/20/2020	Barclays Bank PLC	Receive	1.00%	5.63%	Republic of Croatia	6,000,000	USD	(1,484,676)
20,000,000	USD	8/15/2031	Goldman Sachs International	(Pay)	1.84%	2.13%	United Mexican States	N/A		636,726

										$(20,938,509)

							Premiums to (Pay) Receive			$13,784,955

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

The rates shown on variable rate notes are the current interest rates at May 31, 2012, which are subject to change based on the terms of the security.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

DEM LIBOR — London Interbank Offered Rate denominated in Deutsche Marks

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP — Gross Domestic Product

GMTN — Global Medium Term Note

JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen

JPY TIBOR — Tokyo Interbank Offered Rate

LIBOR — London Interbank Offered Rate

PDI — Past Due Interest

PIK — Payment In Kind

Reg S — Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

VRRB — Variable Rate Reduction Bond

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

¿	These securities are primarily backed by subprime mortgages.

*	Non-income producing security.

(a)	Security is backed by U.S.Treasury bonds.

(b)	Security is in default.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other Matters” for additional information.

(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(g)	These Peru Trust securities are currently in default. See “Other Matters” for additional information.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(i)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(j)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(k)	These Reverse Repurchase Agreements have an open maturity date and can be closed on demand.

Currency Abbreviations:

ARS — Argentine Peso

CHF — Swiss Franc

COP — Colombian Peso

DEM — Deutsche Mark

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

MYR — Malaysian Ringgit

PEN — Peruvian Sol

RUB — Russian Ruble

USD — United States Dollar

ZAR — South African Rand

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,742,705,158	$166,808,282	$(225,831,709)	$(59,023,427)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of year
GMO Short-Duration Collateral Fund	$23,697,448	$—	$—	$72,560	$—	$3,225,600	$20,715,387
GMO Special Purpose Holding Fund	10,705	—	—	—	—	—	14,130
GMO U.S. Treasury Fund	31	—	—	—	—	—	31
GMO World Opportunity Overlay Fund	36,370,768	—	—	—	—	—	36,825,403

Totals	$60,078,952	$—	$—	72,560	$—	$3,225,600	$57,554,951

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 15.8% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.8% of net assets. The Fund and the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard” which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, the Fund directly held material asset-backed securities, foreign government debt obligations and loans categorized as Level 3 investments. The Fund values the majority of these investments using unadjusted prices supplied by a third party pricing source and an immaterial amount using methods determined in good faith by or at the direction of the Trustees of the Trust as described in the Portfolio Valuation note. Additionally, the Fund held material level 3 credit default swaps subject to this standard. See the “Additional Level 3 information” table for further information regarding the valuation techniques and unobservable inputs used to measure the fair value of these instruments. Other than as described in this paragraph, there were no other classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value certain credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. In some cases, quoted prices or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other Matters below); In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread and certain other debt securities by using an estimated specified spread above the LIBOR rate. The Fund deemed certain defaulted securities to be worthless. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$1,423,722	$86,034,244	$87,457,966
Corporate Debt	—	106,590,790	6,057,600	112,648,390
Foreign Government Agency	—	287,539,444	32,404,750	319,944,194
Foreign Government Obligations	—	647,468,560	201,799,609	849,268,169
Judgments	—	—	26,920,000	26,920,000
U.S. Government	—	69,480,138	—	69,480,138

TOTAL DEBT OBLIGATIONS	—	1,112,502,654	353,216,203	1,465,718,857

Loan Assignments	—	—	28,810,550	28,810,550
Loan Participations	—	—	94,127,876	94,127,876
Mutual Funds	57,540,821	14,130	—	57,554,951
Rights/Warrants	—	—	10,218,735	10,218,735
Short-Term Investments	27,250,762	—	—	27,250,762

Total Investments	84,791,583	1,112,516,784	486,373,364	1,683,681,731

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	15,445,759	—	15,445,759
Swap Agreements
Credit risk	—	19,146,205	108,800,464	127,946,669

Total	$84,791,583	$1,147,108,748	$595,173,828	$1,827,074,159

LIABILITY VALUATION INPUTS
Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,942,318)	$—	$(2,942,318)
Swap Agreements
Credit risk	—	(148,885,178)	—	(148,885,178)

Total	$—	$(151,827,496)	$—	$(151,827,496)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

Additional Level 3 Information

The following table presents additional information about valuation techniques and inputs used for investments and derivatives, if any, that are measured at fair value and categorized within Level 3 as of May 31, 2012.

Description	Fair Value at 5/31/2012	Valuation Technique(s)	Unobservable Input(s)	Resulting Range of Fair Value
Credit Default Swaps with a reference entity of Bolivarian Republic of Venezuela (denominated in EUR)	$108,800,464	International Swaps and Derivative Association (“ISDA”) model, adjusted to reflect a liquidity discount	Liquidity Discount	Possible impact to fair value due to range of liquidity discount, $2,971,177 or approximately .19% of Fund net assets.

The significant unobservable input used in the fair value measurement of the Fund’s Credit Default Swaps with a reference entity of Bolivarian Republic of Venezuela (denominated in EUR) is the liquidity discount, expressed as a premium ranging from 3 to 15 basis points (currently 7 basis points) to the applicable credit default swap spreads. Increases (decreases) in this input would result in a lower (higher) fair value measurement.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 33.1% and (7.1)% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3 *		Transfers out of Level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations
Asset-Backed Securities	$86,409,729	$—	$(2,455,582)	$1,763	$79,116	$1,999,218	$—		$—	$86,034,244	$1,999,218
Corporate Debt	6,052,600	—	—	473	—	4,527	—		—	6,057,600	4,527
Foreign Government Agency	49,377,530	—	(17,042,713)	(1,536)	3,194,896	(3,123,427)	—		—	32,404,750	(812,694)
Foreign Government Obligations	172,025,076	5,946,420	(27,221,487)	1,108,200	7,329,486	(11,617,168)	61,214,184	**	(6,985,102)**	201,799,609	4,915,177
Judgments	26,920,000	—	—	172,673	—	(172,673)	—		—	26,920,000	(172,673)

Total Debt Obligations	340,784,935	5,946,420	(46,719,782)	1,281,573	10,603,498	(12,909,523)	61,214,184		(6,985,102)	353,216,203	5,933,555

Loan Assignments	29,329,530	—	(543,975)	264,033	83,494	(322,532)	—		—	28,810,550	(322,532)
Loan Participations	96,063,470	—	(4,477,455)	469,254	859,599	1,213,008	—		—	94,127,876	1,213,008
Rights and Warrants	11,065,955	—	—	—	—	(847,220)	—		—	10,218,735	(847,220)

Total Investments	477,243,890	5,946,420	(51,741,212)	2,014,860	11,546,591	(12,866,267)	61,214,184		(6,985,102)	486,373,364	5,976,811

Derivatives
Swap Agreements	(1,978,787)	—	114,999	—	(114,998)	(7,126,964)	—		117,906,214	108,800,464	(7,176,964)

Total	$475,265,103	$5,946,420	$(51,626,213)	$2,014,860	$11,431,593	$(19,993,231)	$61,214,184		$110,921,112	$595,173,828	$(1,200,153)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2012, the Fund had received $144,554,052 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $143,927,563. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity.

Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

In December 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of the Fund’s judgment was tendered in the debt exchange and the Fund received new bonds in June 2010. The remaining portion of the Fund’s judgment, which continues to be valued according to the Fund’s valuation policy, represented 1.7% of the net assets of the Fund as of May 31, 2012.

Peru Trust, Series 1998 I-P; Peru Trust, Series 97-I-P; and Peru Trust II, Series 98-A LB (the “Peru Trusts”) held by the Fund are currently in default. The Peru Trusts hold obligations of Istituto per i Servizi Assicurativi e il Credito all’Espotazione (“SACE”), the Italian Agency for Insurance of Export Credits. The obligations are payable only to the extent SACE recovers amounts from the Government of Peru (“Peru”) in relation to certain export insurance policies. Peru fully paid all of its obligations to SACE on August 24, 2009; however, payments to the Peru Trusts by SACE remain outstanding. Litigation between the Peru Trusts and SACE is pending in Italy with respect to the outstanding payments. The Peru Trusts’ ability to recover such payments, and the Fund’s corresponding ability to receive payment with respect to its investment in the Peru Trusts, remains uncertain. The Peru Trusts, which continue to be valued according to the Fund’s valuation policy, represented 0.1% of the net assets of the Fund as of May 31, 2012. Costs associated with this action are borne by the Fund.

In connection with the Fund’s purchase of Venezuelan bonds between 2000 and 2002, the Fund acquired warrants which (along with related payments on those warrants) have not been received in custody. While the Fund’s trading counterparty has acknowledged its delivery obligation, delivery of the warrants remains outstanding. The Fund entered into litigation in February 2012 against ICAP PLC and related entities to seek to enforce the Fund’s rights with respect to the delivery of the warrants. Because there can be no assurance that the Fund will receive the warrants (or related payments), the Fund values the warrants at fair value using methods determined in good faith by or at the discretion of the Trustees of GMO Trust. The value of any possible recovery is carried at $964,305 representing 0.1% of the net assets of the Fund as of May 31, 2012.

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. During the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. Sovereign debt of emerging countries is not widely traded and may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in a limited number of countries, regions, sectors or companies creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants to adjust exposure to certain markets. Additionally, the Fund owns warrants linked to the price of oil. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments. See “Other Matters” above for additional information.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$10,218,735	$10,218,735
Unrealized appreciation on forward currency contracts	—	15,445,759	—	—	—	15,445,759
Unrealized appreciation on swap agreements	—	—	127,946,669	—	—	127,946,669

Total	$—	$15,445,759	$127,946,669	$—	$10,218,735	$153,611,163

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(2,942,318)	$—	$—	$—	$(2,942,318)
Unrealized depreciation on swap agreements	—	—	(148,885,178)	—	—	(148,885,178)

Total	$—	$(2,942,318)	$(148,885,178)	$—	$—	$(151,827,496)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, rights and/or warrants), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Swap agreements	Rights and/or warrants
Average amount outstanding	410,908,198	3,893,976,596	10,607,044

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 87.0%

	Belgium — 6.2%
648,435	Anheuser-Busch InBev NV	43,872,951

	Brazil — 6.4%
189,900	Banco Bradesco SA ADR	2,780,136
1,572,400	Brasil Brokers Participacoes SA	4,654,401
119,460	Cielo SA	3,228,088
1,296,700	Gafisa SA*	1,671,627
333,400	Gafisa SA ADR*	830,166
111,600	Gol Linhas Aereas Inteligentes SA ADR*	440,820
459,800	Itau Unibanco Holding SA ADR	6,653,306
168,000	Localiza Rent a Car SA	2,665,543
509,300	Multiplus SA	11,691,792
822,700	Qualicorp SA*	7,016,109
171,700	Telefonica Brasil SA ADR	4,055,554

	Total Brazil	45,687,542

	China — 11.6%
54,400	Baidu Inc Sponsored ADR*	6,406,688
1,600,000	China Mobile Ltd	16,229,042
70,700	China Mobile Ltd Sponsored ADR	3,586,611
6,008,000	Dongfeng Motor Group Co Ltd Class H*	10,110,115
4,039,000	Galaxy Entertainment Group Ltd*	9,816,024
2,003,500	Great Wall Motor Co Ltd Class H	4,094,055
647,200	Hengan International Group Co Ltd	6,173,097
4,079,000	Industrial and Commercial Bank of China Ltd Class H	2,488,899
4,910,000	Kunlun Energy Company Ltd	8,392,303
242,900	New Oriental Education & Technology Group Inc Sponsored ADR*	6,439,279
6,863,900	Sun Art Retail Group Ltd	8,453,141

	Total China	82,189,254

	India — 4.5%
633,502	Dewan Housing Finance Corp Ltd	2,112,908
53,471	Glaxo SmithKline Consumer Healthcare Ltd	2,661,487
423,938	HDFC Bank Ltd	3,809,445
40,800	HDFC Bank Ltd ADR*	1,140,768
396,060	IndusInd Bank Ltd(a)	2,113,914
331,705	Kotak Mahindra Bank Ltd	3,307,711
1,709,062	LIC Housing Finance Ltd	7,241,124
28,521	Nestle India Ltd	2,277,222
1,951,957	Tata Motors Ltd Class A	4,730,560
113,620	Tata Motors Ltd Sponsored ADR	2,362,160

	Total India	31,757,299

	Indonesia — 8.1%
21,811,064	ACE Hardware Indonesia Tbk PT	12,720,327
1,453,500	Astra International Tbk PT	9,912,698
16,127,500	Bank Mandiri Tbk PT	11,786,440
5,982,500	Bank Rakyat Indonesia Persero Tbk PT	3,579,417
2,428,000	Indomobil Sukses Internasional Tbk PT	4,127,153
13,249,500	Media Nusantara Citra Tbk PT	2,601,961
4,354,500	Semen Gresik Persero Tbk PT	5,048,323
2,913,787	United Tractors Tbk PT	7,127,304

	Total Indonesia	56,903,623

	Macau — 0.3%
899,200	Wynn Macau Ltd	2,183,598

	Malaysia — 1.1%
1,918,100	AMMB Holdings Berhad	3,749,718
1,071,800	Hong Leong Bank Berhad	4,149,480

	Total Malaysia	7,899,198

	Mexico — 2.4%
252,570	Corporaction GEO SAB de CV Series B*	244,294
140,870	First Cash Financial Services Inc*	5,276,990
1,486,900	Grupo Financiero Banorte SAB de CV Class O	6,642,776
414,600	Grupo Televisa SAB Series CPO	1,576,325
163,500	Grupo Televisa SAB Sponsored ADR	3,104,865

	Total Mexico	16,845,250

	Nigeria — 0.6%
1,449,678	Nestle Nigeria Plc	3,856,117

	Panama — 1.0%
88,700	Copa Holdings SA Class A	7,363,874

	Philippines — 7.2%
7,107,762	BDO Unibank Inc	11,516,870
1,196,460	GT Capital Holding Inc*	13,750,833
4,331,980	Metropolitan Bank & Trust Co	8,932,959
127,960	Philippine Long Distance Telephone Co	6,888,771
31,250	Philippine Long Distance Telephone Co Sponsored ADR	1,677,188
15,100,945	Puregold Price Club Inc	7,961,495

	Total Philippines	50,728,116

	Russia — 2.2%
246,366	Magnit OJSC Sponsored GDR	6,071,320
974,815	Sberbank Sponsored ADR	9,649,151

	Total Russia	15,720,471

	South Africa — 2.5%
2,396,187	Growthpoint Properties Ltd	5,850,324
408,122	JSE Ltd	3,423,380
53,717	Naspers Ltd N Shares	2,850,379
29,581	Vodacom Group Ltd	354,641
862,690	Woolworths Holdings Ltd	4,960,228

	Total South Africa	17,438,952

	South Korea — 1.6%
17,236	Hyundai Mobis	4,036,956
36,439	Hyundai Motor Co	7,519,557

	Total South Korea	11,556,513

	Taiwan — 2.4%
5,314,000	Taiwan Mobile Co Ltd	16,830,757

	Thailand — 9.1%
1,361,300	Advanced Info Service Pcl (Foreign Registered)	7,638,626
464,600	Bangkok Bank Pcl NVDR	2,621,924
1,446,875	Bangkok Dusit Medical Service Pcl (Foreign Registered)	4,065,112
7,992,800	Bank of Ayudhya Pcl NVDR	7,075,023

376,900	Big C Supercenter Pcl (Foreign Registered)(a)	2,598,187
2,722,300	Charoen Pokphand Foods Pcl (Foreign Registered)	3,241,093
4,350,000	CP ALL Pcl (Foreign Registered)	4,670,396
74,439,700	Hemaraj Land and Development Pcl (Foreign Registered)	6,487,394
21,390,186	Home Product Center Pcl (Foreign Registered)	8,184,480
2,915,800	Robinson Department Store Pcl (Foreign Registered)	5,339,809
5,424,600	Shin Corp Pcl (Foreign Registered)	9,462,999
289,600	Siam Makro Pcl (Foreign Registered)	3,029,698

	Total Thailand	64,414,741

	Turkey — 1.8%
368,788	Bizim Toptan Satis Magazalari AS	4,732,367
3,390,869	Dogus Otomotiv Servis ve Ticaret AS	7,854,986

	Total Turkey	12,587,353

	United Kingdom — 3.7%
558,881	British American Tobacco Plc	26,415,789

	United States — 14.3%
49,100	Caterpillar, Inc.	4,302,142
266,500	Colgate-Palmolive Co.	26,196,950
37,000	Cummins, Inc.	3,587,150
343,500	Domino’s Pizza, Inc.	10,548,885
295,100	Mead Johnson Nutrition Co.	23,826,374
464,200	Yum! Brands, Inc.	32,661,112

	Total United States	101,122,613

	TOTAL COMMON STOCKS (COST $624,182,323)	615,374,011

	PREFERRED STOCKS — 1.3%

	Brazil — 1.3%
104,300	Companhia de Bebidas das Americas 0.22%	3,987,173
66,600	Companhia de Bebidas das Americas ADR	2,554,110
293,600	Gol Linhas Aereas Inteligentes SA*	1,170,411
55,900	Telefonica Brasil SA 2.04%	1,330,391

	Total Brazil	9,042,085

	TOTAL PREFERRED STOCKS (COST $9,939,744)	9,042,085

	INVESTMENT FUNDS — 3.6%

	United States — 3.6%
678,930	Vanguard Emerging Markets ETF(b)	25,812,919

	TOTAL INVESTMENT FUNDS (COST $26,918,711)	25,812,919

	MUTUAL FUNDS — 6.4%

	United States — 6.4%
	Affiliated Issuers
1,812,099	GMO U.S. Treasury Fund	45,302,472

	TOTAL MUTUAL FUNDS (COST $45,302,472)	45,302,472

Par Value	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.2%

	Time Deposits — 2.2%
USD 1,800,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/12	1,800,000
USD 1,800,000	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	1,800,000

USD	2,566,176	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/12	2,566,176
ZAR	1,288,361	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.63%, due 06/01/12	151,751
HKD	485,400	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	62,539
USD	1,737,454	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	1,737,454
USD	1,800,000	DnB Nor Bank (Oslo) Time Deposit, 0.03%, due 06/01/12	1,800,000
USD	1,800,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/12	1,800,000
USD	1,800,000	JPMorgan Chase (New York) Time Deposit, 0.03%, due 06/01/12	1,800,000
USD	1,800,000	Royal Bank of Canada (Toronto) Time Deposit, 0.03%, due 06/01/12	1,800,000

		Total Time Deposits	15,317,920

		TOTAL SHORT-TERM INVESTMENTS (COST $15,317,920)	15,317,920

		TOTAL INVESTMENTS — 100.5% (Cost $721,661,170)	710,849,407

		Other Assets and Liabilities (net) — (0.5%)	(3,791,396)

		TOTAL NET ASSETS — 100.0%	$707,058,011

Notes to Schedule of Investments:

ADR — American Depositary Receipt

CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF — Exchange-Traded Fund

Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.

GDR — Global Depository Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust .

(b)	Represents an investment to equitize cash in the Vanguard Emerging Markets ETF. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

HKD — Hong Kong Dollar

USD — United States Dollar

ZAR — South African Rand

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 728,197,480	$28,401,368	$(45,749,441)	$(17,348,073)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S Treasury Fund	$5,150,088	$177,502,334	$137,349,950	$3,989	$—	$45,302,472

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. The Fund classifies such securities as Level 3 (levels defined below). See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	55.0%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Belgium	$—	$43,872,951	$—	$43,872,951
Brazil	45,687,542	—	—	45,687,542
China	16,432,578	65,756,676	—	82,189,254
India	3,502,928	26,140,457	2,113,914	31,757,299
Indonesia	—	56,903,623	—	56,903,623
Macau	—	2,183,598	—	2,183,598
Malaysia	—	7,899,198	—	7,899,198
Mexico	16,845,250	—	—	16,845,250
Nigeria	—	3,856,117	—	3,856,117
Panama	7,363,874	—	—	7,363,874
Philippines	15,428,021	35,300,095	—	50,728,116
Russia	—	15,720,471	—	15,720,471
South Africa	—	17,438,952	—	17,438,952
South Korea	—	11,556,513	—	11,556,513
Taiwan	—	16,830,757	—	16,830,757
Thailand	—	61,816,554	2,598,187	64,414,741
Turkey	—	12,587,353	—	12,587,353
United Kingdom	—	26,415,789	—	26,415,789
United States	101,122,613	—	—	101,122,613

TOTAL COMMON STOCKS	206,382,806	404,279,104	4,712,101	615,374,011

Preferred Stocks
Brazil	9,042,085	—	—	9,042,085

TOTAL PREFERRED STOCKS	9,042,085	—	—	9,042,085

Investment Funds
United States	25,812,919	—	—	25,812,919

TOTAL INVESTMENT FUNDS	25,812,919	—	—	25,812,919

Mutual Funds
United States	45,302,472	—	—	45,302,472

TOTAL MUTUAL FUNDS	45,302,472	—	—	45,302,472

Short-Term Investments	15,317,920	—	—	15,317,920

Total Investments	301,858,202	404,279,104	4,712,101	710,849,407

Total	$301,858,202	$404,279,104	$4,712,101	$710,849,407

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs were 0.7% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3*	Transfers out of level 3*		Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
India	$3,241,500	$1,261,150	$(1,936,636)	$—	$(52,386)	$(399,714)	$—	$—		$2,113,914	$(393,314)
Thailand	44,468,502	24,104,315	(7,822,707)	—	1,728,538	(1,305,001)	—	(58,575,460	)**	2,598,187	188,300

Total	$47,710,002	$25,365,465	$(9,759,343)	$—	$1,676,152	$(1,704,715)	$—	$(58,575,460)		$4,712,101	$(205,014)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments related to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — The Fund’s investments in companies whose prospects are linked to the internal development and growth of emerging markets create additional risk because the performance of those companies is likely to be highly correlated.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. The Fund is also subject to risk because the Fund does not seek to control risk relative to a particular securities market index or benchmark.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk esposure:

The volume of derivative activity, based on absolute values (rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012.

Rights and/or Warrants*
Average amount outstanding	$445

*	During the period ended May 31,2012, the Fund did not hold rights and/or warrants at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 85.3%

	Brazil — 9.8%
389,910	Banco Bradesco SA ADR	5,708,282
9,818,300	Banco do Brasil SA	97,362,719
300,600	Banco Santander Brasil SA	2,429,422
4,509,500	Banco Santander Brasil SA ADR	35,850,525
11,434,000	BM&FBOVESPA SA	54,141,210
796,900	BR Malls Participacoes SA	8,771,689
1,247,800	Brasil Brokers Participacoes SA	3,693,565
317,980	Centrais Eletricas Brasileiras SA ADR	2,855,460
925,270	Centrais Eletricas Brasileiras SA Sponsored ADR	6,069,771
6,200	Cia de Bebidas das Americas ADR	191,394
439,302	Cia de Saneamento Basico do Estado de Sao Paulo	15,467,107
28,900	Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,015,197
1,457,100	Cia Siderurgica Nacional SA Sponsored ADR	9,442,008
2,690,160	Cielo SA	72,694,410
467,460	Companhia de Bebidas das Americas	14,506,940
518,600	Companhia de Saneamento de Minas Gerais-Copasa MG	11,056,747
894,125	Companhia Energetica de Minas Gerais Sponsored ADR	15,405,774
408,400	Companhia Siderurgica Nacional SA	2,630,397
1,258,100	Cosan SA Industria e Comercio	18,688,884
936,700	Cyrela Brazil Realty SA	7,022,289
1,268,592	Electrobras (Centro)	8,346,786
363,000	Embraer SA ADR	10,236,600
559,000	Empresa Brasileira de Aeronautica SA	3,977,316
639,500	Fleury SA	7,654,278
1,857,500	Gafisa SA*	2,394,576
1,385,400	Gafisa SA ADR*	3,449,646
3,502,965	Gerdau SA	23,673,259
5,170,100	Gerdau SA Sponsored ADR	41,102,295
656,100	Iochpe-Maxion SA	8,165,263
4,656,250	Itau Unibanco Holding SA ADR	67,375,937
2,108,500	JBS SA*	5,697,660
571,100	Localiza Rent a Car SA	9,061,259
1,051,500	MMX Mineracao e Metalicos SA*	3,305,407
436,700	Multiplan Empreendimentos Imobiliarios SA	10,371,584
1,239,300	Multiplus SA	28,450,103
6,141,400	OGX Petroleo e Gas Participacoes SA*	31,363,969
255,965	Oi SA ADR	3,081,819
3,723,190	Petroleo Brasileiro SA (Petrobras) ADR	72,825,596
1,376,800	Qualicorp SA*	11,741,557
901,600	Redecard SA	13,858,046
257,300	Tam SA Sponsored ADR*	5,593,702
670,160	Telefonica Brasil SA ADR	15,829,179
1,104,600	Ultrapar Participacoes SA	22,723,482
105,100	Ultrapar Participacoes SA Sponsored ADR	2,146,142
22,700	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	98,064
1,723,800	Vale SA	32,128,141
3,636,000	Vale SA Sponsored ADR	66,575,160

	Total Brazil	897,230,616

	Chile — 0.3%
973,566	Empresa National de Telecomunicaciones SA	17,309,096
1,378,312	Empresas CMPC SA	5,119,673
55,943,800	Madeco SA	2,083,417

	Total Chile	24,512,186

	China — 15.7%
168,100	Baidu Inc Sponsored ADR*	19,797,137
139,595,640	Bank of China Ltd Class H	53,246,468
21,517,203	Bank of Communications Co Ltd Class A	15,560,678
8,259,480	Bank of Communications Co Ltd Class H	5,337,846
1,647,000	Beijing Enterprises Holdings Ltd	9,422,845
6,195,000	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd Class H	9,047,189
9,661,000	China Agri-Industries Holdings Ltd	6,975,770
27,845,000	China CITIC Bank Corp Class H	14,384,179
23,874,700	China Coal Energy Co Ltd Class H	22,082,616
22,631,700	China Communication Services Corp Ltd Class H*	11,264,408
49,328,150	China Communications Construction Co Ltd Class H*	46,190,705
17,969,856	China Construction Bank Class A	12,670,746
30,267,099	China Construction Bank Class H	21,054,936
14,800,000	China Eastern Airlines Corp Ltd Class H*	4,165,261
5,716,000	China Everbright Ltd	7,432,144
44,600	China Life Insurance Co Ltd ADR	1,570,812
2,324,988	China Life Insurance Co Ltd Class A(a)	6,348,317
10,260,000	China Life Insurance Co Ltd Class H	24,125,437
16,826,515	China Minsheng Banking Corp Ltd	15,980,224
35,979,737	China Mobile Ltd	364,947,912
836,900	China Mobile Ltd Sponsored ADR	42,455,937
1,356,160	China Ocean Resources Co Ltd	4,196,670
5,436,400	China Overseas Land & Investment Ltd	11,369,537
1,218,000	China Pacific Insurance Group Co Ltd	3,596,059
3,288,927	China Pacific Insurance Group Co Ltd Class A	10,935,057
9,500	China Petroleum & Chemical Corp ADR	847,970
104,509,351	China Petroleum & Chemical Corp Class H	93,145,111
1,063,000	China Railway Construction Corp Ltd Class A	747,630
14,771,000	China Railway Construction Corp Ltd Class H	11,484,325
46,799,000	China Railway Group Ltd Class H	17,940,010
5,558,942	China Shenhua Energy Co Ltd Class A	22,698,754
9,044,000	China Shipping Container Lines Co Ltd Class H*	2,259,896
18,938,000	China Southern Airlines Co Ltd Class H*	8,129,116
700	China Telecom Corp Ltd ADR*	31,955
98,790,000	China Telecom Corp Ltd Class H*	45,348,868
558,900	China Unicom Hong Kong Ltd ADR	7,679,286
12,011,000	China Yurun Food Group Ltd	12,182,427
5,522,000	Chongqing Rural Commercial Bank Co Ltd Class H	2,344,189
12,372,400	Citic Pacific Ltd	19,094,409
610,994	CITIC Securities Co Ltd Class A	1,320,730
27,901,000	CNOOC Ltd	50,176,617
36,920	CNOOC Ltd ADR	6,621,602
17,478,000	Dongfeng Motor Group Co Ltd Class H*	29,411,550
6,329,000	Galaxy Entertainment Group Ltd*	15,381,435
30,332,000	Global Bio-chem Technology Group Co Ltd	5,189,679
1,806,500	Great Wall Motor Co Ltd Class H	3,691,495
4,371,500	Haitian International Holdings Ltd	4,539,335
3,078,000	Hengan International Group Co Ltd	29,358,458
13,546,440	Hopson Development Holdings Ltd	7,302,487
22,620,981	Industrial and Commercial Bank of China Ltd Class A(a)	15,213,940
128,660,350	Industrial and Commercial Bank of China Ltd Class H	78,505,167
5,624,000	Kunlun Energy Company Ltd	9,612,691
19,708,000	Lee & Man Paper Manufacturing Ltd	8,555,423
441,800	New Oriental Education & Technology Group Inc Sponsored ADR*	11,712,118
7,944,200	Nine Dragons Paper Holdings Ltd	4,999,111
6,356,172	Peace Mark Holdings Ltd*(a)(b)	—
39,000	PetroChina Co Ltd ADR	4,916,730
45,153,121	PetroChina Co Ltd Class H	56,939,612

14,514,800	PICC Property & Casualty Co Ltd Class H	16,035,154
1,014,855	Ping An Insurance (Group) Co of China Ltd Class A	6,666,422
317,500	Ping An Insurance (Group) Co of China Ltd Class H	2,325,884
3,736,000	Shimao Property Holdings Ltd	4,969,554
15,458,500	Sun Art Retail Group Ltd	19,037,701
3,861,000	Want Want China Holdings Ltd	4,408,678
563,987	Weichai Power Co Ltd Class A	2,950,694
3,550,600	Weichai Power Co Ltd Class H*	15,640,921
21,643,000	Yangzijiang Shipbuilding Holdings Ltd	17,279,431
7,456,000	Yanzhou Coal Mining Co Ltd Class H*	12,511,239
38,800	Yanzhou Coal Mining Co Ltd Sponsored ADR*	646,408

	Total China	1,434,013,102

	Czech Republic — 1.5%
2,168,667	CEZ AS	76,762,146
230,086	Komercni Banka AS	34,497,597
241,730	Pegas Nonwovens SA	4,915,449
10,514	Philip Morris CR AS	5,648,031
786,236	Telefonica 02 Czech Republic AS	14,412,519

	Total Czech Republic	136,235,742

	Egypt — 1.8%
1,393,971	Alexandria Mineral Oils Co	19,372,364
9,183,853	Arab Cotton Ginning	3,607,509
4,597,378	Commercial International Bank	19,239,048
59,608	EFG-Hermes Holding GDR*	220,478
1,564,675	EFG-Hermes Holding SAE*	2,835,868
1,981,287	ElSwedy Electric Co	7,489,054
548,868	Orascom Construction Industries	23,397,301
55,680	Orascom Construction Industries GDR	2,276,981
16,777,878	Orascom Telecom Holding SAE*	8,684,746
9,469,266	Orascom Telecom Holding SAE GDR (Registered Shares)*	23,575,196
4,510,093	Orascom Telecom Media and Technology Holding SAE GDR*	4,690,497
6,554,422	Sidi Kerir Petrochemicals Co	13,134,322
10,538,798	South Valley Cement	5,563,749
16,234,549	Talaat Moustafa Group*	11,146,356
11,088,249	Telecom Egypt	23,293,545

	Total Egypt	168,527,014

	Hungary — 0.2%
9,379	Egis Gyogyszergyar Nyrt	526,483
3,925,216	Magyar Telekom Nyrt	6,869,182
61,162	MOL Hungarian Oil and Gas PLC*	3,792,602
568,134	OTP Bank Nyrt	7,868,813

	Total Hungary	19,057,080

	India — 5.5%
1,267,458	Aban Offshore Ltd	8,080,319
22,598,999	Alok Industries Ltd	7,530,495
90,252	Asian Paints Ltd	6,345,009
2,484,597	Aurobindo Pharma Ltd	4,841,348
162,084	Bajaj Auto Ltd	4,360,067
166,663	Bayer Cropscience Ltd	2,456,697
1,995,597	Cairn India Ltd*	11,755,557
2,530,158	Canara Bank Ltd	17,830,762
1,143,635	Cipla Ltd	6,270,620
4,816,580	Dena Bank	7,405,495
629,518	Dewan Housing Finance Corp Ltd	2,099,620
1,887,918	Essar Energy Plc*	3,992,751

2,169,821	GAIL India Ltd	12,406,842
906,778	Gitanjali Gems Ltd	4,886,515
39,859	Glaxo SmithKline Consumer Healthcare Ltd	1,983,958
450,423	Grasim Industries Ltd(a)	19,605,927
1,014,588	HDFC Bank Ltd	9,116,939
432,200	HDFC Bank Ltd ADR*	12,084,312
85,656	Hero Honda Motors Ltd	2,780,503
10,524,270	Hexaware Technologies Ltd	22,067,702
1,184,272	Hindalco Industries Ltd	2,449,673
419,280	HSIL Ltd	1,063,921
662,969	IndusInd Bank Ltd(a)	3,538,503
4,481	Infosys Technologies Ltd	195,342
657,690	Infosys Technologies Ltd Sponsored ADR	27,688,749
5,299,723	Infrastructure Development Finance Co Ltd	11,668,014
1,080,325	Kiri Industries Ltd(c)	679,116
1,282,987	Kotak Mahindra Bank Ltd	12,793,747
2,031,574	LIC Housing Finance Ltd	8,607,575
1,354,744	Mphasis Ltd	9,019,412
41,130	Nestle India Ltd	3,283,972
3,512,505	NTPC Ltd	9,114,592
6,084,091	Oil & Natural Gas Corp Ltd	27,399,263
6,666,642	Power Grid Corp of India Ltd	12,551,182
581,872	Punjab National Bank Ltd(a)	8,216,250
251,920	Reliance Industries Ltd	3,211,255
1,200	Reliance Industries Ltd Sponsored GDR, 144A	29,173
2,697,369	Rural Electrification Corp Ltd	7,892,783
14,144,328	Satyam Computer Services Ltd*	18,541,494
6,965,889	Sesa Goa Ltd	22,948,120
13,085,809	Shree Renuka Sugars Ltd	6,134,874
455,041	State Bank of India	16,684,160
4,606,983	Sterlite Industries India Ltd	7,709,088
389,100	Sterlite Industries India Ltd ADR	2,595,297
1,336,281	Tata Consultancy Services Ltd	29,504,279
6,675,274	Tata Motors Ltd	27,710,438
2,093,855	Tata Motors Ltd Class A	5,074,450
770,600	Tata Motors Ltd Sponsored ADR	16,020,774
3,807,961	Tata Power Co Ltd	6,340,039
1,724,612	Tata Steel Ltd	12,472,829
159,894	Torrent Pharmaceuticals Ltd	1,725,019
1,609,502	Union Bank of India	5,720,702
2,889,120	Welspun Corp Ltd	6,131,407
326,585	Whirlpool of India Ltd*	1,211,499

	Total India	503,828,429

	Indonesia — 5.5%
19,778,000	ACE Hardware Indonesia Tbk PT	11,534,634
11,358,000	AKR Corporindo Tbk PT	4,064,715
22,982,000	Astra International Tbk PT	156,734,521
126,222,275	Bakrie Telecom Tbk PT*	3,548,056
6,682,550	Bank Central Asia Tbk PT	4,970,661
9,124,168	Bank Danamon Indonesia Tbk PT	5,140,620
41,930,702	Bank Mandiri Tbk PT	30,644,160
60,181,000	Bank Rakyat Indonesia Persero Tbk PT	36,007,172
54,195,000	Gajah Tunggal Tbk PT	14,082,597
56,929,000	Global Mediacom Tbk PT	8,219,691
9,678,000	Harum Energy Tbk PT*	6,248,174
16,190,550	Indofood Sukses Makmur Tbk PT	8,115,185
1,791,500	Indomobil Sukses Internasional Tbk PT	3,045,220
26,001,500	Kalbe Farma Tbk PT	10,689,501

10,866,500	Matahari Putra Prima Tbk PT	1,084,304
63,083,500	Media Nusantara Citra Tbk PT	12,388,454
93,921,500	Perusahaan Gas Negara PT	36,847,617
17,559,000	Semen Gresik Persero Tbk PT	20,356,759
1,715,000	Straits Asia Resources Ltd	1,908,976
4,039,650	Tambang Batubara Bukit Asam Tbk PT	6,416,617
68,850,000	Telekomunikasi Indonesia Tbk PT	56,897,066
590,800	Telekomunikasi Indonesia Tbk PT Sponsored ADR	19,236,448
18,430,112	United Tractors Tbk PT	45,081,196

	Total Indonesia	503,262,344

	Kazakhstan — 0.2%
768,750	KazMunaiGas Exploration Production GDR*	14,250,439

	Macau — 0.1%
2,851,700	Wynn Macau Ltd	6,925,006

	Malaysia — 0.3%
7,314,530	AMMB Holdings Berhad	14,299,269
1,468,013	Hong Leong Bank Berhad	5,683,421
17,701,941	Lion Industries Corp Berhad	6,290,104

	Total Malaysia	26,272,794

	Mexico — 2.4%
41,656,600	America Movil SAB de CV Class L	48,768,023
4,883,100	America Movil SAB de CV Class L ADR	115,045,836
3,577,100	Corporaction GEO SAB de CV Series B*	3,459,893
347,500	Desarrolladora Homex SAB de CV*	759,888
205,300	Desarrolladora Homex SAB de CV ADR*	2,662,741
162,800	First Cash Financial Services Inc*	6,098,488
451,200	Fomento Economico Mexicano SA de CV	3,546,666
28,500	Fomento Economico Mexicano Sponsored ADR	2,246,655
2,394,700	Gruma SAB de CV Series B*	5,238,229
4,036,100	Grupo Financiero Banorte SAB de CV Class O	18,031,412
724,900	Grupo Televisa SAB Series CPO	2,756,097
412,000	Grupo Televisa SAB Sponsored ADR	7,823,880
3,122,700	Wal-Mart de Mexico SA de CV Class V	7,485,671

	Total Mexico	223,923,479

	Morocco — 0.1%
758,069	Maroc Telecom	9,614,375

	Nigeria — 0.0%
1,382,799	Nestle Nigeria Plc	3,678,220

	Panama — 0.1%
65,900	Copa Holdings SA Class A	5,471,018

	Philippines — 2.2%
13,102,104	BDO Unibank Inc	21,229,641
847,230	GT Capital Holding Inc*	9,737,156
99,737,200	Lopez Holding Corp	13,473,344
12,167,742	Metropolitan Bank & Trust Co	25,091,053
1,109,630	Philippine Long Distance Telephone Co	59,737,320
625,200	Philippine Long Distance Telephone Co Sponsored ADR	33,554,484
39,516,100	Puregold Price Club Inc	20,833,611
12,155,200	Universal Robina Corp	18,132,143

	Total Philippines	201,788,752

	Poland — 1.3%
672,213	Asseco Poland SA	9,313,907
27,502,376	Boryszew SA*	4,704,162
2,303,014	KGHM Polska Miedz SA	83,592,018
5,058,643	Synthos SA	7,700,001
7,568,922	Tauron Polska Energia SA	9,194,544
864,349	Telekomunikacja Polska SA	3,911,625

	Total Poland	118,416,257

	Russia — 10.6%
4,932,951	Aeroflot - Russian Airlines*	6,495,192
139,195	Bashneft OAO Class S	6,515,299
685,589	Cherepovets MK Severstal GDR (Registered Shares)	7,526,734
2,487,965	Gazprom Neft Class S	9,843,497
465,670	Gazprom Neft JSC Sponsored ADR	9,351,666
25,749,617	Gazprom OAO Sponsored ADR	227,536,439
4,271,072	Lukoil OAO Sponsored ADR	222,876,688
1,024,944	Magnit OJSC Sponsored GDR	25,258,207
58,940	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)*	209,329
619,633	Mail.ru Group Ltd GDR (Registered Shares)*	19,514,593
1,515,570	Mechel Sponsored ADR	8,047,677
3,337,724	MMC Norilsk Nickel JSC ADR	49,611,219
34,724	NovaTek OAO Sponsored GDR (Registered Shares)	3,327,987
13,204,912	Rosneft OJSC GDR (Registered Shares)	81,696,968
135,000	RUSIA Petroleum Class S*(a)	1,350
10,222,374	Sberbank Sponsored ADR	101,185,586
454,797	Sistema JSFC Sponsored GDR (Registered Shares)	7,808,448
9,882,895	Surgutneftegas Sponsored ADR	74,771,631
457,996	Tatneft Class S	2,268,176
2,375,567	Tatneft Sponsored ADR	72,965,583
4,127,421	TNK-BP Holding Class S	9,616,788
1,067,060	Volga Gas Plc*	1,291,892
2,525,032	VTB Bank OJSC GDR (Registered Shares)	7,972,031
473,100	Yandex NV Class A*	9,428,883

	Total Russia	965,121,863

	South Africa — 3.5%
1,294,789	Absa Group Ltd	22,913,627
2,175,699	Aveng Ltd	9,881,126
453,898	Barloworld Ltd	4,525,988
574,181	Bidvest Group Ltd	12,154,739
2,539,563	Blue Label Telecoms Ltd	1,808,914
314,802	Exxaro Resources Ltd	7,044,997
14,458,696	FirstRand Ltd	43,999,162
325,574	Foschini Ltd	4,569,986
3,753,166	Growthpoint Properties Ltd	9,163,406
771,847	Imperial Holdings Ltd	15,084,740
3,028,161	Investec Ltd	15,720,310
488,011	JSE Ltd	4,093,500
282,023	Mr Price Group Ltd	3,466,841
404,927	MTN Group Ltd	6,424,448
939,080	Murray & Roberts Holdings Ltd*	2,973,436
149,466	Naspers Ltd N Shares	7,931,095
571,171	Nedbank Group Ltd	11,124,700
1,261,213	Remgro Ltd	19,630,561
2,185,144	RMB Holdings Ltd	8,627,425
1,497,369	Sanlam Ltd	5,907,736
291,872	Shoprite Holdings Ltd	4,748,393
1,560,383	Standard Bank Group Ltd	20,995,887

5,773,584	Steinhoff International Holdings Ltd*	17,684,297
2,033,468	Telkom South Africa Ltd	5,485,761
228,727	Tiger Brands Ltd	6,530,980
473,616	Truworths International Ltd	4,595,216
584,094	Vodacom Group Ltd	7,002,599
1,078,518	Wilson Bayly Holmes-Ovcon Ltd	16,946,715
2,815,783	Woolworths Holdings Ltd	16,189,971

	Total South Africa	317,226,556

	South Korea — 8.3%
27,672	Ahnlab Inc	2,621,072
66,583	Cheil Industries Inc	5,480,152
589,270	DGB Financial Group Inc	7,296,249
125,332	Dong-A Pharmaceutical Co Ltd	7,586,259
90,735	Dongbu Insurance Co Ltd	3,627,568
289,126	Edu Ark Co Ltd*(a)	—
226,184	Finetex EnE Inc*	465,486
1,132,749	Hana Financial Group Inc	35,658,749
682,765	Hanwha Corp	16,254,587
119,772	Hyosung Corp	5,347,493
29,193	Hyundai Heavy Industries Co Ltd	6,587,737
296,540	Hyundai Marine & Fire Insurance Co Ltd	7,379,300
32,594	Hyundai Mobis	7,634,053
118,838	Hyundai Motor Co	24,523,426
185,586	Hyundai Steel Co	13,299,623
3,156,132	In the F Co Ltd*(c)	1,579,299
2,375,334	Industrial Bank of Korea	24,114,526
522,430	KB Financial Group Inc	16,290,549
27,700	KB Financial Group Inc ADR	863,686
1,066,154	KleanNara Co Ltd*	3,449,459
241,320	Kolon Corp	4,674,719
72,119	Kolon Industries Inc	3,965,435
5,283,263	Korea Exchange Bank	36,752,658
260,471	Korea Investment Holdings Co Ltd	8,838,875
57,846	Korea Zinc Co Ltd	17,390,241
250,024	Korean Reinsurance Co	2,442,946
1,226,126	KT Corp	28,958,173
1,328,600	KT Corp Sponsored ADR	15,478,190
3,416,098	LG Uplus Corp	15,695,482
139,630	Poongsan Corp	3,015,666
281,906	POSCO	86,030,284
46,300	POSCO ADR	3,506,299
45,698	Samsung Life Insurance Co Ltd	3,776,588
244,510	Samsung Card Co	6,873,435
187,760	Samsung Electronics Co Ltd	192,451,331
676,327	Shinhan Financial Group Co Ltd	21,716,148
378,975	Simm Tech Co Ltd	3,558,170
107,316	SK Chemicals Co Ltd	4,713,062
60,287	SK Innovation Co Ltd	7,137,302
333,924	SK Telecom Co Ltd	33,948,339
1,858,600	SK Telecom Co Ltd ADR	20,704,804
56,771	SK Holdings Co Ltd	5,883,439
1,910,111	Tong Yang Securities Inc	6,509,366
4,231,790	Woori Finance Holdings Co Ltd	39,371,418

	Total South Korea	763,451,643

	Sri Lanka — 0.1%
27,986,667	Anilana Hotel & Properties(a)(d)	1,590,151
5,711,195	Hatton National Bank Plc	6,369,538

	Total Sri Lanka	7,959,689

	Taiwan — 6.1%
7,113,000	Acer Inc	7,271,288
2,270,600	Advantech Co Ltd	7,753,125
2,103,070	Asustek Computer Inc	21,042,882
10,987,000	AU Optronics Corp	4,451,796
15,960,329	Chunghwa Telecom Co Ltd	48,151,274
500	Compal Communications Inc	609
57,124,311	Compal Electronics Inc	58,887,842
5,702,000	E Ink Holdings Inc	6,036,249
20,568,994	Far Eastone Telecommunications Co Ltd	45,702,394
21,651,312	Hon Hai Precision Industry Co Ltd	63,353,813
7,985,000	Innolux Display Corp*	3,352,976
12,619,349	Lite-On Technology Corp	16,136,505
21,873,000	Macronix International Co Ltd	6,302,760
1,598,658	Novatek Microelectronics Corp Ltd	4,738,878
8,626,000	Pegatron Corp	11,962,347
735,000	Phison Electronics Corp	5,411,445
8,815,749	Powertech Technology Inc	17,062,306
23,985,290	Quanta Computer Inc	62,589,823
21,561,923	Taishin Financial Holding Co Ltd	8,071,501
9,043,676	Taiwan Mobile Co Ltd	28,643,566
24,033,044	Taiwan Semiconductor Manufacturing Co Ltd	66,696,018
30,971,000	United Microelectronics Corp	13,455,825
1,119,400	United Microelectronics Corp Sponsored ADR	2,361,934
32,247,212	Wistron Corp	40,868,285
5,006,170	Yungtay Engineering Co Ltd	8,012,429

	Total Taiwan	558,317,870

	Thailand — 5.2%
10,084,890	Advanced Info Service Pcl (Foreign Registered)	56,589,074
4,406,805	Airports of Thailand Pcl (Foreign Registered)	7,806,187
7,256,200	Bangchak Petroleum Pcl	5,159,471
62,000	Bangkok Bank Pcl (Foreign Registered)(a)	364,470
6,218,895	Bangkok Bank Pcl NVDR	35,095,721
8,858,186	Bangkok Dusit Medical Service Pcl (Foreign Registered)	24,887,788
26,647,200	Bank of Ayudhya Pcl NVDR	23,587,421
1,039,650	Banpu Pcl (Foreign Registered)	14,668,916
448,100	Big C Supercenter Pcl (Foreign Registered)(a)	3,089,010
8,167,100	Charoen Pokphand Foods Pcl (Foreign Registered)	9,723,518
4,079,700	CP ALL Pcl (Foreign Registered)	4,380,188
6,642,350	Electricity Generating Pcl (Foreign Registered)	21,679,598
10,169,500	Glow Energy Pcl (Foreign Registered)	21,051,732
56,500,700	Hemaraj Land and Development Pcl (Foreign Registered)	4,924,016
18,593,471	Home Product Center Pcl (Foreign Registered)	7,114,379
5,506,000	Indorama Ventures Pcl (Foreign Registered)	4,826,462
2,410,920	Kasikornbank Pcl (Foreign Registered)(a)	11,849,296
3,326,400	Kasikornbank Pcl NVDR	16,140,474
18,177,100	Krung Thai Bank Pcl (Foreign Registered)	8,548,325
7,445,870	PTT Pcl (Foreign Registered)	73,090,050
5,908,238	Robinson Department Store Pcl (Foreign Registered)	10,819,967
12,562,400	Saha Pathana Inter-Holding Pcl (Foreign Registered)	8,993,331
4,166,700	Shin Corp Pcl (Foreign Registered)	7,268,642
209,928	Siam Cement Pcl (Foreign Registered)(a)	2,614,681
1,746,100	Siam Cement Pcl NVDR	18,734,972
3,613,200	Siam Commercial Bank Pcl (Foreign Registered)	15,900,510
220,300	Siam Makro Pcl (Foreign Registered)	2,304,705

3,108,050	Star Block Co Ltd (Foreign Registered)*(a)(b)(c)	—
4,142,319	Thai Oil Pcl (Foreign Registered)	7,336,304
47,476,102	Thai Tap Water Supply Pcl (Foreign Registered)	9,752,706
17,342,400	Thaicom Pcl (Foreign Registered)*	7,229,474
5,556,100	Thanachart Capital Pcl (Foreign Registered)	4,701,104
2,044,200	Total Access Communication Pcl (Foreign Registered)(a)	5,017,713
3,572,210	Total Access Communication Pcl NVDR	8,628,311
29,595,600	TPI Polene Pcl (Foreign Registered)	10,873,350

	Total Thailand	474,751,866

	Turkey — 3.6%
2,833,940	Akenerji Elektrik Uretim AS*	2,831,379
1,443,233	Aksa Akrilik Kimya Sanayii	2,984,790
1,315,355	Arcelik AS	5,520,292
6,825,656	Asya Katilim Bankasi AS*	5,862,381
2,720,470	Aygaz AS	10,213,347
140,992	BIM Birlesik Magazalar AS	5,716,074
339,161	Bizim Toptan Satis Magazalari AS	4,352,187
8,581,749	Dogus Otomotiv Servis ve Ticaret AS	19,879,716
2,818,753	Eregli Demir ve Celik Fabrikalari TAS	3,252,743
1,314,653	Ford Otomotiv Sanayi AS	11,399,711
4,800,069	Haci Omer Sabanci Holding AS	18,945,429
4,613,571	Ipek Dogal Enerji Kaynaklari Ve Uretim AS*	8,002,717
4,976,815	Ipek Dogal Enerji Kaynaklari Ve Uretim AS*	8,620,519
7,896,674	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	3,436,068
8,165,276	Koc Holding AS	25,580,729
359,253	Koza Altin Isletmeleri AS	6,061,663
1,014,250	Koza Anadolu Metal Madencilik Isletmeleri AS*	1,703,952
5,361,803	Koza Anadolu Metal Madencilik Isletmeleri AS*	9,028,589
42,150	Medya Holding AS(a)(b)	—
1,444,124	Tupras-Turkiye Petrol Rafineriler AS	26,885,841
4,313,674	Turk Hava Yollari Anonim Ortakligi*	5,836,515
5,115,480	Turk Telekomunikasyon AS	17,508,447
5,702,386	Turkcell Iletisim Hizmet AS*	24,874,809
59,300	Turkcell Iletisim Hizmetleri AS ADR*	642,219
6,147,655	Turkiye Garanti Bankasi	19,716,000
9,064,466	Turkiye IS Bankasi Class C	18,291,886
6,820,309	Turkiye Sise ve Cam Fabrikalari AS	9,337,874
8,862,910	Turkiye Vakiflar Bankasi TAO Class D	14,127,343
4,077,179	Turkiye Halk Bankasi AS	25,031,142
5,767,425	Yapi ve Kredi Bankasi AS*	9,009,969

	Total Turkey	324,654,331

	United Kingdom — 0.2%
374,829	British American Tobacco Plc	17,716,480
26,900	British American Tobacco Plc Sponsored ADR	2,530,752

	Total United Kingdom	20,247,232

	United States — 0.7%
207,800	Colgate–Palmolive Co.	20,426,740
229,300	Mead Johnson Nutrition Co.	18,513,682
413,400	Yum! Brands, Inc.	29,086,824

	Total United States	68,027,246

	TOTAL COMMON STOCKS (COST $8,795,526,987)	7,796,765,149

	PREFERRED STOCKS — 9.4%

	Brazil — 6.7%
3,193,971	Banco Bradesco SA 0.72%	46,875,842
1,703,000	Banco do Estado do Rio Grande do Sul SA Class B 2.05%	13,510,177
1,514,500	Bradespar SA 4.49%	23,699,145
1,704,400	Centrais Eletricas Brasileiras SA Class B	15,803,000
172,600	Cia Energetica de Minas Gerais 4.11%	3,010,669
554,400	Companhia de Bebidas das Americas 0.22%	21,193,564
1,522,800	Companhia de Bebidas das Americas ADR	58,399,380
260,500	Eletropaulo Metropolitana SA 28.53%	3,099,883
1,403,100	Gerdau SA 1.53%	11,033,625
712,900	Gol Linhas Aereas Inteligentes SA*	2,841,915
9,623,885	Itausa-Investimentos Itau SA 0.71%	42,039,035
5,676,800	Klabin SA 3.27%	23,924,833
4,794,800	Metalurgica Gerdau SA 1.62%	47,428,544
176,800	Oi SA	701,292
5,980,960	Petroleo Brasileiro SA Sponsored ADR 0.61%	113,040,144
1,504,900	Randon Participacoes SA 1.75%	6,946,783
140,600	Tam SA*	3,039,472
142,600	Telefonica Brasil SA 1.99%	3,393,807
4,113,400	Usinas Siderrurgicas de Minas Gerais SA Class A 1.04%	17,335,895
8,567,210	Vale SA Sponsored ADR 3.14%	155,237,845

	Total Brazil	612,554,850

	Russia — 1.9%
20,128,662	Sberbank 1.59%	36,617,519
140,062,542	Surgutneftegaz OJSC 14.05%	67,187,301
12,100	Surgutneftegaz Sponsored ADR 6.08%*	60,258
2,361,143	TNK BP Holding 31.00%	5,001,342
48,063	Transneft 1.70%	63,177,108

	Total Russia	172,043,528

	South Korea — 0.8%
96,718	Hyundai Motor Co 2.44%	6,225,231
120,488	Samsung Electronics Co Ltd (Non-Voting) 0.78%	72,502,280

	Total South Korea	78,727,511

	TOTAL PREFERRED STOCKS (COST $1,034,315,431)	863,325,889

	INVESTMENT FUNDS — 3.4%

	China — 0.1%
242,914	The China A Share Fund Ltd Class B*(a)(d)	8,003,761
1,828	The China A Share Fund Ltd Class S1*(a)(d)	113,397
245,374	The China A Share Fund Ltd Class S2*(a)(d)	2,219,160

	Total China	10,336,318

	India — 0.1%
11,493	Fire Capital Mauritius Private Fund*(a)(d)	10,989,139
1,371,900	TDA India Technology Fund II LP*(a)(d)	873,667

	Total India	11,862,806

	Poland — 0.0%
1,749,150	Templeton EE FD*(a)(d)	221,185

	Russia — 0.1%
7,816,032	NCH Eagle Fund LP*(a)(d)	6,586,281

	2,769	Steep Rock Russia Fund LP*(a)(d)	951,232

		Total Russia	7,537,513

		Ukraine — 0.0%
	16,667	Societe Generale Thalmann Ukraine Fund*(a)(d)(e)	4,000

		United States — 3.1%
	7,447,324	Vanguard Emerging Markets ETF(f)	283,147,259

		TOTAL INVESTMENT FUNDS (COST $329,599,625)	313,109,081

		DEBT OBLIGATIONS — 0.3%

		Poland — 0.3%
	PLN 100,677,888	TRI Media Secured Term Note, 5.99%, due 02/07/13(a)(d)	23,684,566

		TOTAL DEBT OBLIGATIONS (COST $29,505,475)	23,684,566

		MUTUAL FUNDS — 0.7%

		United States — 0.7%

		Affiliated Issuers
	8,064	GMO Special Purpose Holding Fund(g)	5,322
	2,604,267	GMO U.S. Treasury Fund	65,106,674

		TOTAL MUTUAL FUNDS (COST $65,106,674)	65,111,996

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%

USD	4,580,148	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	4,580,148
EUR	17	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/01/12	21
ZAR	2,980,345	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.63%, due 06/01/12	351,038
HKD	4,218,726	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	543,542
USD	11,956,402	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	11,956,402
SGD	1,190,365	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	923,766
USD	12,500,000	STD Charter Bank (London) Time Deposit, 0.03%, due 06/01/12	12,500,000

		Total Time Deposits	30,854,917

		TOTAL SHORT-TERM INVESTMENTS (COST $30,854,917)	30,854,917

		TOTAL INVESTMENTS — 99.4% (Cost $10,284,909,109)	9,092,851,598
		Other Assets and Liabilities (net) — 0.6%	53,152,941

		TOTAL NET ASSETS — 100.0%	$9,146,004,539

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2012
Anilana Hotel & Properties	2/10/11	$1,890,310	0.02%	$1,590,151
Fire Capital Mauritius Private Fund**	9/06/06-10/26/09	11,509,373	0.12%	10,989,139
The China A Share Fund Ltd Class B	1/20/06-12/9/11	3,896,184	0.09%	8,003,761
The China A Share Fund Ltd Class S1	10/14/08	—	0.00%	113,397
The China A Share Fund Ltd Class S2	4/23/10	2,453,738	0.02%	2,219,160
NCH Eagle Fund LP	1/08/03	7,816,032	0.07%	6,586,281
Societe Generale Thalmann Ukraine Fund	7/15/1997	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	951,232
TDA India Technology Fund II LP	2/23/00-3/23/04	268,050	0.01%	873,667
TRI Media Secured Term Note	8/7/09	29,505,475	0.26%	23,684,566
Templeton EE FD	12/05/1997-6/24/02	471,720	0.00%	221,185

				$55,236,539

**	GMO Emerging Markets fund has committed an additional $7,724,246 to this investment.

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
2,993,626 USD	6/18/2012	UBS AG	Depreciation of Total Return on E Ink Holdings + (Monthly USD LIBOR Rate minus 6.00%)	Appreciation of Total Return on E Ink Holdings	$335,261
28,369,158 USD	6/11/2012	Morgan Stanley & Co. International PLC	Depreciation of Total Return on Asustek Computer Inc + (Daily Fed Funds Rate minus 2.50%)	Appreciation of Total Return on Asustek Computer Inc	(1,757,406)
7,485,654 USD	6/18/2012	Morgan Stanley & Co. International PLC	Depreciation of Total Return on China Yurun Food + (Daily Fed Funds Rate minus 9.00%)	Appreciation of Total Return on China Yurun Food	(649,901)
6,816,992 USD	6/18/2012	Morgan Stanley & Co. International PLC	Depreciation of Total Return on JBS SA + (Daily Fed Funds Rate minus 7.00%)	Appreciation of Total Return on JBS SA	(751,032)

					$(2,823,078)

				Premiums to (Pay) Receive	$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR — London Interbank Offered Rate

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR — American Depositary Receipt

CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF — Exchange-Traded Fund

Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

(c)	Affiliated company.

(d)	Private placement securities are restricted as to resale.

(e)	The security is currently in full liquidation.

(f)	Represents an investment to obtain exposure to equitize cash. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

(g)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

Currency Abbreviations:

EUR — Euro

PLN — Polish Zloty

HKD — Hong Kong Dollar

SGD — Singapore Dollar

USD — United States Dollar

ZAR — South African Rand

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 10,528,851,011	$362,928,204	$(1,798,927,617)	$(1,435,999,413)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Special Purpose Holding Fund	$4,032	$—	$—	$—	$—	$5,322
GMO U.S. Treasury Fund	6,901,300	602,511,274	544,305,900	14,894	—	65,106,674

Totals	$6,905,332	$602,511,274	$544,305,900	$14,894	$—	$65,111,996

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Investments in Other Affiliated Issuers

An affiliated company is a company in which the Fund has or had owndership of at least 5% of the voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
In the F Co Ltd	$2,102,698	$—	$144,200	$—	$1,579,299
Kiri Industries Ltd	2,079,532	178,506	183,791	—	679,116
Star Block Co Ltd (Foreign Registered)	—	—	—	—	0	*

Totals	$4,182,230	$178,506	$327,991	$—	$2,258,415

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.4% of net assets. The Fund classifies such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	70.6%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the time of closing of the NYSE) and derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund deemed certain securities to have a fair value of zero. The Fund valued certain Polish debt securities by using an estimated specified spread above the Warsaw Interbank Offered Rate (WIBOR) and adjusted the values for liquidity considerations. The Fund values certain securities based on a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Brazil	$897,230,616	$—	$—		$897,230,616
Chile	24,512,186	—	—		24,512,186
China	96,279,955	1,322,519,207	15,213,940		1,434,013,102
Czech Republic	—	136,235,742	—		136,235,742
Egypt	—	163,836,517	4,690,497		168,527,014
Hungary	—	19,057,080	—		19,057,080
India	58,389,132	414,078,617	31,360,680		503,828,429
Indonesia	19,236,448	484,025,896	—		503,262,344
Kazakhstan	—	14,250,439	—		14,250,439
Macau	—	6,925,006	—		6,925,006
Malaysia	—	26,272,794	—		26,272,794
Mexico	223,923,479	—	—		223,923,479
Morocco	—	9,614,375	—		9,614,375
Nigeria	—	3,678,220	—		3,678,220
Panama	5,471,018	—	—		5,471,018
Philippines	43,291,640	158,497,112	—		201,788,752
Poland	—	118,416,257	—		118,416,257
Russia	17,476,560	947,643,953	1,350		965,121,863
South Africa	—	317,226,556	—		317,226,556
South Korea	40,552,979	722,898,664	0	*	763,451,643
Sri Lanka	—	6,369,538	1,590,151		7,959,689
Taiwan	2,361,934	555,955,936	—		558,317,870
Thailand	—	451,816,696	22,935,170		474,751,866
Turkey	18,291,327	306,363,004	0	*	324,654,331
United Kingdom	2,530,752	17,716,480	—		20,247,232
United States	68,027,246	—	—		68,027,246

TOTAL COMMON STOCKS	1,517,575,272	6,203,398,089	75,791,788		7,796,765,149

Preferred Stocks
Brazil	612,554,850	—	—		612,554,850
Russia	60,258	171,983,270	—		172,043,528
South Korea	—	78,727,511	—		78,727,511

TOTAL PREFERRED STOCKS	612,615,108	250,710,781	—		863,325,889

Investment Funds
China	—	—	10,336,318		10,336,318
India	—	—	11,862,806		11,862,806
Poland	—	—	221,185		221,185
Russia	—	—	7,537,513		7,537,513
Ukraine	—	—	4,000		4,000
United States	283,147,259	—	—		283,147,259

TOTAL INVESTMENT FUNDS	283,147,259	—	29,961,822		313,109,081

Debt Obligations
Poland	—	—	23,684,566		23,684,566

TOTAL DEBT OBLIGATIONS	—	—	23,684,566		23,684,566

Mutual Funds
United States	65,106,674	5,322	—		65,111,996

TOTAL MUTUAL FUNDS	65,106,674	5,322	—		65,111,996

Short-Term Investments	30,854,917	—	—		30,854,917

Total Investments	2,509,299,230	6,454,114,192	129,438,176		9,092,851,598

Derivatives**
Swap Agreements Equity risk	—	335,261	—		335,261

Total	$2,509,299,230	$6,454,449,453	$129,438,176		$9,093,186,859

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Swap Agreements Equity risk	$—	$(3,158,339)	$—	$(3,158,339)

Total	$—	$(3,158,339)	$—	$(3,158,339)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct and/or indirect investments in securities using Level 3 inputs were 1.4% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 *	Transfer out of Level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as May 31, 2012
Common Stocks
China	$—	$15,920,689	$—	$—	$—	$(706,749)			$15,213,940	$(706,749)
Egypt	7,003,881	—	—	—	—	(2,313,384)	—	— **	4,690,497	(2,313,384)
India	38,790,855	13,375,649	(1,613,892)	—	38,573	(11,825,010)	—	(7,405,495)**	31,360,680	(11,825,010)
Russia	364,887	—	(366,003)	—	43,660	(41,194)	—	—	1,350	—
Sri Lanka	1,721,903	—	—	—	—	(131,752)	—	—	1,590,151	(131,752)
Thailand	374,171,496	142,905,830	(76,039,525)	—	23,111,580	(49,262,020)	43,724,032	(435,676,223)	22,935,170	(13,762,978)

Total Common Stocks	422,053,022	172,202,168	(78,019,420)	—	23,193,813	(64,280,109)	43,724,032	(443,081,718)	75,791,788	(28,739,873)

Investment Funds
China	10,905,267	—	—	—	—	(568,949)	—	—	10,336,318	(568,948)
India	11,894,392	—	—	—	—	(31,586)	—	—	11,862,806	(31,587)
Poland	235,581	—	—	—	—	(14,396)	—	—	221,185	(14,396)
Russia	8,542,075	—	(151,544)	—	(14,667)	(838,351)	—	—	7,537,513	(838,351)
Ukraine	4,000	—	—	—	—	—	—	—	4,000	—

Total Investment Funds	31,581,315	—	(151,544)	—	(14,667)	(1,453,282)	—	—	29,961,822	(1,453,282)

Debt Obligations
Poland	26,640,488	—	—	—	—	(2,955,922)	—	—	23,684,566	(2,955,922)

Total	$480,274,825	$172,202,168	$(78,170,964)	$—	$23,179,146	$(68,689,313)	$43,724,032	$(443,081,718)	$129,438,176	$(33,149,077)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

In addition, Indian regulators alleged in 2002 that the Fund violated some conditions under which it was granted permission to operate in India and have restricted the Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of the Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.13% of the Fund’s total net assets as of May 31, 2012. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. The Fund’s costs in respect of this matter are being borne by the Fund.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Focused Investment Risk — Focusing investments in a limited number of countries and geographic regions creates additional risk.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used total return swap agreements to as a substitute for direct investment in securities and/or to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$—	$335,261	$—	$335,261

Total	$—	$—	$—	$335,261	$—	$335,261

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(3,158,339)	$—	$(3,158,339)

Total	$—	$—	$—	$(3,158,339)	$—	$(3,158,339)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (rights and/or warrants) and notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Rights and/or warrants	Swap agreements
Average amount outstanding	$152,190	$63,597,733

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.0%

	Japan — 94.0%
840,000	77 Bank Ltd (The)	3,211,237
59,100	ABC-Mart Inc	2,228,354
3,175	Accordia Golf Co Ltd	1,947,788
3,989	Advance Residence Investment Corp (REIT)	7,355,022
593,200	Aeon Co Ltd	7,188,345
23,900	Ahresty Corp	187,240
24,686	Aisan Industry Co Ltd	194,421
58,300	Aisin Seiki Co Ltd	1,815,976
24,700	Alconix Corp	459,357
100,700	Alfresa Holdings Corp	4,875,788
418,800	Alps Electric Co Ltd	3,103,263
312,900	AOC Holdings Inc	1,292,405
67,700	Arc Land Sakamoto Co Ltd	1,061,450
77,800	Arcs Co Ltd	1,603,193
255,154	Arnest One Corp	2,971,554
29,700	Asahi Holdings Inc	548,752
345,000	Asanuma Corp*	240,728
400	Asatsu–DK Inc	10,691
160,600	Astellas Pharma Inc	6,306,684
31,200	Axell Corp	582,445
116,000	Bando Chemical Industries Ltd	449,349
2,507,000	Bank of Yokohama Ltd (The)	11,234,879
180,350	Belluna Co Ltd	1,356,185
360,000	Best Denki Co Ltd*	674,269
3,362	BIC Camera Inc	1,629,899
532,000	Calsonic Kansei Corp	3,080,879
113,056	Cawachi Ltd	2,401,395
168,000	Central Glass Co Ltd	674,400
297,620	Century Tokyo Leasing Corp	5,261,093
2,153,000	Chiba Bank Ltd	12,118,746
20,600	Chiyoda Integre Co Ltd	242,272
818,644	Chori Co Ltd	1,053,519
144,500	Chubu Electric Power Co Inc	2,213,461
223,657	Chuetsu Pulp & Paper Co Ltd	401,719
83,000	Chugoku Marine Paints Ltd	387,744
24,400	Coca–Cola Central Japan Co Ltd	315,081
101,800	Cocokara fine Inc	3,552,890
3,876,000	Cosmo Oil Co Ltd	9,785,997
12,571	Dai-ichi Life Insurance Co Ltd (The)	12,550,502
928,050	Daiei Inc*	2,296,146
500	Daifuku Co Ltd	2,794
130,000	Daihatsu Diesel Manufacturing Co Ltd	449,604
320,570	Daiho Corp	355,169
208,000	Daiichi Jitsugyo Co Ltd	990,449
31,700	Daiichikosho Co Ltd	654,564
8,400	Daikoku Denki Co Ltd	158,246
74,000	Dainichiseika Color & Chemicals Manufacturing Co Ltd	309,236
87,000	Daio Paper Corp	465,495
426,300	Daito Trust Construction Co Ltd	37,530,075
91,000	Daiwa Industries Ltd	447,223
1,464,000	Daiwabo Holdings Co Ltd	2,707,862
224,300	DCM Holdings Co Ltd	1,516,525
192,712	Dena Co Ltd	4,017,478
280,000	Denki Kagaku Kogyo K K	936,365
1,391,000	DIC Corp	2,545,538

24,600	Doshisha Co Ltd	666,706
84,000	Eagle Industry Co Ltd	791,885
611,700	Edion Corp	3,240,855
59,600	Electric Power Development Co Ltd	1,542,186
10,500	F-Tech Inc	161,649
89,800	Ferrotec Corp	473,014
233	Fields Corp	397,247
100,500	Foster Electric Co Ltd	1,495,952
466,524	Fuji Kosan Co Ltd*	344,804
3,015	Fuji Media Holdings Inc	4,804,256
678,000	Fujikura Ltd	1,842,988
198,900	Fujisash Co Ltd*	167,097
125,000	Fujitsu General Ltd	963,870
764,000	Fuji Electric Co Ltd	1,771,642
176,000	Fuji Heavy Industries Ltd	1,347,382
16,107	Fuji Soft Inc	256,445
1,782,000	Fukuoka Financial Group Inc	6,561,448
1,471	FULLCAST Holdings Co Ltd*	262,333
630,000	Furukawa-Sky Aluminum Corp	1,796,548
426,200	Futaba Industrial Co Ltd*	1,871,259
83,200	Fuyo General Lease Co Ltd	2,433,381
2,015	Geo Corp	2,370,356
145,000	Godo Steel Ltd	287,857
239,229	GSI Creos Corp	305,105
17,620	Gulliver International Co Ltd	560,923
232,000	Gunze Ltd	597,741
1,000	H2O Retailing Corp	8,441
67,658	Hajime Construction Co Ltd	1,789,253
19,900	Hakuto Co Ltd	186,003
4,600	Hamakyorex Co Ltd	150,345
225	Hankyu Reit Inc (REIT)	1,029,201
1,562,711	Hanwa Co Ltd	5,771,633
12,000	Happinet Corp	111,936
4,195,000	Haseko Corp*	2,722,706
438,500	Hazama Corp	921,310
138,600	Heiwado Co Ltd	1,929,824
41,900	Hikari Tsushin Inc	1,568,529
95,000	Hino Motors Ltd	629,330
58,400	Hisamitsu Pharmaceutical Co Inc	2,572,518
84,000	Hitachi Chemical Co Ltd	1,326,056
300	Hitachi Koki Co Ltd	2,402
437,000	Hitachi Ltd	2,494,733
11,100	Hogy Medical Co Ltd	451,818
119,800	Hokkaido Electric Power Co Inc	1,503,693
72,000	Hokuetsu Kishu Paper Co Ltd	372,342
1,323	Hoosiers Corp	816,226
63,502	Hosiden Corp	382,749
117,819	Idemitsu Kosan Co Ltd	10,652,776
196,000	IHI Corporation	401,690
6,800	Imasen Electric Industrial Co Ltd	89,102
10,957	Inaba Denki Sangyo Co Ltd	302,200
377,100	Inabata & Co Ltd	2,176,456
432	Industrial & Infrastructure Fund Investment Corp (REIT)	2,682,412
354	INPEX Corp	2,043,658
147,100	IT Holdings Corp	1,634,817
182,653	Itochu Enex Co Ltd	985,528
36,700	Itochu Techno-Solutions Corp	1,700,058
5,500	Itochu-Shokuhin Co Ltd	196,993
2,594,500	Itochu Corp	28,378,010
20,100	Itoki Corp	107,230

810,200	Iwatani Corp	3,079,332
311,903	Izumiya Co Ltd	1,491,281
189,100	Izumi Co Ltd	3,830,228
731,000	Izutsuya Co Ltd*	410,156
14,700	Japan Drilling Co Ltd	408,026
1,522	Japan Prime Realty Investment Corp (REIT)	4,347,296
51,000	Japan Pulp & Paper Co Ltd	165,291
373	Japan Real Estate Investment Corp (REIT)	3,291,237
356	Japan Excellent Inc (REIT)	1,897,009
5,049	Japan Retail Fund Investment Corp (REIT)	7,952,159
932,000	JFE Shoji Trade Corp*	4,007,587
382,000	JFE Holdings Inc	6,172,256
176,239	Joshin Denki Co Ltd	1,686,540
32,800	JSP Corp	426,385
105,400	JSR Corp	1,817,334
497,000	JVC Kenwood Corp	1,649,482
3,322,500	JX Holdings Inc	16,844,717
69,667	J–Oil Mills Inc	213,273
149,340	K’s Holdings Corp	3,744,672
32,700	Kaga Electronics Co Ltd	322,373
1,894,000	Kajima Corp	4,950,790
104,000	Kamei Corp	1,036,427
66,000	Kanamoto Co Ltd	655,928
104,000	Kandenko Co Ltd	468,339
300,000	Kaneka Corp	1,650,491
3,391,000	Kanematsu Corp*	3,575,962
293,900	Kansai Electric Power Co Inc (The)	4,253,717
88,000	Kasumi Co Ltd	604,800
94,800	Kato Sangyo Co Ltd	1,840,633
181,000	Kawai Musical Instruments Manufacturing Co Ltd	412,555
5,792,000	Kawasaki Kisen Kaisha Ltd*	10,638,594
2,187	KDDI Corp	13,504,141
93,600	Keiyo Co Ltd	587,975
1,230	Kenedix Realty Investment Corp (REIT)	4,031,577
212,000	Kinki Nippon Tourist Co Ltd*	248,610
202,000	Kitagawa Iron Works Co Ltd	316,620
2,996,000	Kobe Steel Ltd	3,581,630
221,060	Kohnan Shoji Co Ltd	2,842,808
168,900	Kojima Co Ltd	647,973
79,470	Kosaido Co Ltd*	327,802
140,000	Krosaki Harima Corp	319,535
1,096,567	Kumagai Gumi Co Ltd*	990,622
899,842	Kurabo Industries Ltd	1,525,710
68,200	Kuroda Electric Co Ltd	714,566
136,000	Kyodo Printing Co Ltd	317,189
22,400	Kyoei Steel Ltd	383,130
77,000	Kyoritsu Maintenance Co Ltd	1,633,836
167,300	Kyowa Exeo Corp	1,530,776
116,000	Kyudenko Corp	677,281
59,800	Lawson Inc	4,189,252
12,500	Macnica Inc	266,384
279,000	Maeda Corp	1,140,010
66,000	Maeda Road Construction Co Ltd	698,662
15,900	Mars Engineering Corp	356,622
2,963,000	Marubeni Corp	18,915,759
435,300	Marudai Food Co Ltd	1,520,881
149,074	Maruetsu Inc (The)	539,827
1,524,000	Maruha Nichiro Holdings Inc	2,293,219
38,000	Maruzen Showa Unyu Co Ltd	113,888
30,100	Matsumotokiyoshi Holdings Co Ltd	662,578

4,568,000	Mazda Motor Corp*	5,796,157
446,900	Medipal Holdings Corp	5,661,298
1,181	MID REIT Inc (REIT)	3,164,546
84,000	Mikuni Coca–Cola Bottling Co Ltd	732,002
353,144	Mirait Holdings Corp	2,390,579
215,000	Misawa Homes Co Ltd	2,972,544
117,000	Mitsuba Corp	893,251
519,000	Mitsubishi Materials Corp	1,413,246
62,200	Mitsubishi Shokuhin Co Ltd	1,393,863
205,166	Mitsubishi Steel Manufacturing Co Ltd	514,312
1,868,000	Mitsubishi Chemical Holdings Corp	8,225,960
845,200	Mitsubishi Corp	16,492,263
480,000	Mitsubishi Gas Chemical Co Inc	2,786,320
1,225,392	Mitsubishi Paper Mills Ltd*	1,125,302
10,219,500	Mitsubishi UFJ Financial Group Inc	44,105,049
156,920	Mitsubishi UFJ Lease & Finance Co Ltd	5,874,992
2,028,000	Mitsui Chemicals Inc	5,139,316
1,713,496	Mitsui Engineer & Shipbuilding Co Ltd	2,289,549
895,000	Mitsui Matsushima Co Ltd	1,470,010
119,000	Mitsui Sugar Co Ltd	380,656
600,500	Mitsui & Co Ltd	8,440,016
71,000	Mitsui Home Co Ltd	346,264
1,360,000	Mitsui Mining & Smelting Co Ltd	3,079,469
3,058,000	Mitsui OSK Lines Ltd	10,744,014
214,000	Miyaji Engineering Group Inc*	373,482
6,457,100	Mizuho Financial Group Inc	9,434,245
181	Mori Hills REIT Investment Corp (REIT)	734,137
401,000	Morinaga Milk Industry Co Ltd	1,504,648
55,950	Moshi Moshi Hotline Inc	527,092
195	MTI Ltd	238,638
3,400	Nafco Co Ltd	58,995
72,000	Nagase & Co	837,958
700,000	Nakayama Steel Works Ltd*	437,222
182,023	Namura Shipbuilding Co Ltd	558,193
70,400	NEC Capital Solutions Ltd	857,304
2,484,000	NEC Corp*	3,571,452
36,100	NEC Mobiling Ltd	1,403,331
22,800	NEC Fielding Ltd	275,804
30,200	NEC Networks & System Integration Corp	472,364
170,500	Net One Systems Co Ltd	2,351,094
109,500	New Japan Chemical Co Ltd	877,402
79,000	Nichias Corp	383,197
49,600	Nichiha Corp	507,134
254,200	Nichirei Corp	1,132,602
113,300	Nihon Unisys Ltd	726,998
208,000	Nihon Yamamura Glass Co Ltd	455,898
71,600	Nintendo Co Ltd	8,288,914
424,000	Nippon Carbide Industries Co Inc	576,499
814,500	Nippon Coke & Engineering Co Ltd	1,015,260
196,000	Nippon Corp	1,834,085
238,000	Nippon Formula Feed Manufacturing Co Ltd	284,830
527,000	Nippon Road Co Ltd (The)	1,728,014
24,400	Nippon Seiki Co Ltd	247,193
147,000	Nippon Shokubai Co Ltd	1,643,218
208,000	Nippon Soda Co Ltd	806,872
174,000	Nippon Steel Trading Co Ltd	443,145
87,000	Nippon Densetsu Kogyo Co Ltd	776,267
1,000	Nippon Express Co Ltd	3,905
65,000	Nippon Flour Mills Co Ltd	275,189
1,928,000	Nippon Light Metal Co Ltd	2,577,770

198,300	Nippon Paper Group Inc	3,054,975
1,714,000	Nippon Sheet Glass Co Ltd	1,679,459
345,500	Nippon Suisan Kaisha Ltd	965,048
568,200	Nippon Telegraph & Telephone Corp	24,463,695
340,000	Nippon Yakin Koguo Co Ltd*	458,425
5,243,000	Nippon Yusen Kabushiki Kaisha	13,983,026
66,900	Nishimatsuya Chain Co Ltd	530,747
2,148,984	Nishimatsu Construction Co Ltd	3,422,689
205,572	Nissan Shatai Co Ltd	2,239,547
83,000	Nissan Tokyo Sales Holdings Co Ltd*	246,578
289,300	Nissan Chemical Industries Ltd	2,441,464
700	Nissan Motor Co Ltd	6,732
251,000	Nissei Build Kogyo Co Ltd	377,218
135,300	Nissen Holdings Co Ltd	616,830
1,147,000	Nisshin Steel Co Ltd	1,415,996
162,000	Nissin Corp	414,839
31,500	Nitori Holdings Co Ltd	2,845,239
104,000	Nittetsu Mining Co Ltd	411,138
601,000	Nittoc Construction Co Ltd	596,912
52,300	Nitto Denko Corp	2,110,752
554	Nomura Real Estate Office Fund (REIT)	3,086,205
25,200	Nomura Research Institute Ltd	543,656
322,000	NS United Kaiun Kaisha Ltd*	446,246
5,571	NTT Docomo Inc	8,887,652
4,000	Obayashi Corp	15,498
4,100	Obic Co Ltd	799,233
951,000	Oki Electric Industry Co Ltd*	1,317,306
145	Okinawa Cellular Telephone Co	306,605
52,600	Okinawa Electric Power Co	1,672,617
87,000	Okuwa Co Ltd	1,013,243
10,000	Onoken Co Ltd	81,283
35,200	Ono Pharmaceutical Co Ltd	1,986,176
33,100	Oracle Corp	1,206,329
69,900	ORIX Corp	6,030,972
132	Osaka Gas Co Ltd	517
404,000	Pacific Metals Co Ltd	1,626,028
43,600	Paltac Corp	580,356
55,700	Parco Co Ltd	547,768
314	Pasona Group Inc	220,246
1,024,620	Penta Ocean Construction Co Ltd	2,301,177
3,282	PGM Holdings KK	2,533,070
112,951	Point Inc	4,062,905
461	Premier Investment Corp (REIT)	1,703,535
387,000	Press Kogyo Co Ltd	1,907,885
1,116,000	Prima Meat Packers Ltd	1,848,697
159,900	Raito Kogyo Co Ltd	649,327
340,000	Rengo Co Ltd	2,276,694
513,000	Ricoh Company Ltd	3,715,500
72,500	Right On Co Ltd	611,280
67,000	Riken Corp	272,209
28,700	Riso Kagaku Corp	520,755
299,686	Round One Corp	1,578,455
101,000	Ryobi Ltd	298,392
12,700	Ryohin Keikaku Co Ltd	649,382
14,500	S Foods Inc	125,073
24,700	Saint Marc Holdings Co Ltd	949,854
152,000	San-Ai Oil Co Ltd	671,045
188,000	Sanden Corp	674,706
32,000	Sanki Engineering	153,089
283,000	Sankyo–Tateyama Holdings Inc	482,486

81,700	Sankyo Co Ltd	3,932,481
290,418	Sankyu Inc	1,028,778
52,400	Sanoyas Holdings Corp	112,588
90,100	Sanshin Electronics Co Ltd	575,365
3,200	San–A Co Ltd	123,104
747,000	Sasebo Heavy Industries Co Ltd	875,978
504,000	Sata Construction Co Ltd*	340,386
74,000	Seika Corp	211,107
690,000	Seikitokyu Kogyo Co Ltd*	438,989
269,000	Seiko Holdings Corp*	734,905
110,000	Seino Holdings Co Ltd	715,310
23,800	Seiren Co Ltd	172,099
286	Sekisui House SI Investment Co (REIT)	1,197,096
413,516	Senko Co Ltd	1,832,945
34,700	Senshukai Co Ltd	225,780
45,200	Shimachu Co Ltd	939,137
24,100	Shimamura Co Ltd	2,731,659
588,000	Shimizu Corp	1,951,231
36,800	Shinko Plantech Co Ltd	278,765
40,000	Shinko Shoji Co Ltd	307,903
160,000	ShinMaywa Industries Ltd	731,293
11,517,000	Shinsei Bank Ltd	12,156,692
193,618	Shinsho Corp	411,590
60,988	Ship Healthcare Holdings Inc	1,436,810
59,668	Shiroki Corp	151,045
931,000	Shizuoka Bank Ltd (The)	9,077,471
90,500	Shizuoka Gas Co Ltd	578,991
82,355	Showa Corp	650,163
221,000	Showa Denko KK	439,066
68,000	Showa Sangyo Co Ltd	208,892
982,300	Showa Shell Sekiyu KK	5,816,793
74,000	Sinanen Co Ltd	308,742
2,586	SKY Perfect JSAT Holdings Inc	1,056,927
83,300	Sodick Co Ltd	428,394
7,649,300	Sojitz Corp	12,071,135
144,000	Stanley Electric Co Ltd	1,987,205
38,013	Sumida Corp	185,251
726,176	Sumikin Bussan Corp	1,756,106
323,800	Sumiseki Holdings Inc*	313,591
464,000	Sumitomo Chemical Co Ltd	1,457,171
15,700	Sumitomo Densetsu Co Ltd	109,411
4,143,000	Sumitomo Light Metal Industries Ltd	4,167,964
1,195,500	Sumitomo Mitsui Construction Co Ltd*	761,822
43,000	Sumitomo Seika Chemicals Co Ltd	168,640
1,824,500	Sumitomo Corp	24,461,270
47,100	Sumitomo Forestry Co Ltd	390,462
1,445,500	Sumitomo Mitsui Financial Group Inc	42,116,906
3,680,000	Sumitomo Mitsui Trust Holdings Inc	9,258,535
7,000	Sumitomo Osaka Cement Co Ltd	20,670
275,000	Suruga Bank Ltd	2,522,311
74,252	Suzuken Co Ltd	2,308,388
222,000	SWCC Showa Holdings Co Ltd	181,005
82,000	T RAD Co Ltd	279,947
50,400	Tachi-S Co Ltd	868,479
311	Tact Home Co Ltd	263,789
1,825,000	Taiheiyo Cement Co Ltd	3,697,822
477,400	Taihei Kogyo Co Ltd	2,145,909
1,794,836	Taisei Corp	4,370,204
229,000	Takashima & Co Ltd	994,607
352,000	Takashimaya Co Ltd	2,479,374

3,688	Take And Give Needs Co Ltd	365,239
600,400	Takeda Pharmaceutical Co Ltd	25,093,486
47,000	Takiron Co Ltd	150,511
208,000	Takuma Co Ltd	862,768
75,000	TBK Co Ltd	411,344
59,800	Teikoku Piston Ring Co Ltd	1,044,725
823,000	Tekken Corp	1,009,326
27,520	Tera Probe Inc*	213,182
810,098	TOA Corp	1,338,831
37,000	TOA ROAD Corp	96,855
1,100,688	Tobishima Corp*	1,080,728
315,700	Tohoku Electric Power Co Inc*	2,898,993
322,100	Toho Holdings Co Ltd	6,215,105
247,000	Tohto Suisan Co Ltd	379,951
27,600	Tokai Rubber Industries Ltd	283,386
204	Tokai Rika Co Ltd	3,342
37,660	Token Corp	1,236,053
712,700	Tokio Marine Holdings Inc	15,473,493
1,104,000	Tokuyama Corp	2,583,328
254,000	Tokyo Dome Corp*	693,030
97,000	Tokyo Tekko Co Ltd	300,089
554	Tokyu REIT Inc (REIT)	2,765,696
229,317	Tokyu Construction Co Ltd	451,091
485,000	TonenGeneral Sekiyu KK	4,413,364
62,100	Toppan Forms Co Ltd	483,776
179,000	Toppan Printing Co Ltd	1,089,405
136,000	Topy Industries Ltd	373,992
3,000	Toshiba TEC Corp	10,548
1,158,000	Tosoh Corp	2,927,556
33,333	Totetsu Kogyo Co Ltd	342,539
102,490	Touei Housing Corp	1,004,108
102,000	Toyo Ink SC Holdings Co Ltd	345,678
194,000	Toyo Kanetsu KK	385,229
1,101,000	Toyo Tire & Rubber Co Ltd	3,108,133
76,200	Toyota Motor Corp	2,928,351
834,700	Toyota Tsusho Corp	15,371,262
1,393,796	Toyo Construction Co Ltd	975,468
70,000	Toyo Suisan Kaisha Ltd	1,790,640
32,300	Transcosmos Inc	460,852
69,700	TS Tech Co Ltd	1,228,423
21,200	Tsuruha Holdings Inc	1,255,077
674	T–Gaia Corp	1,223,114
360,000	Uchida Yoko Co Ltd	1,026,847
41,000	Uniden Corp	102,167
76,500	Unipres Corp	2,103,638
5,401	United Urban Investment Corp (REIT)	5,838,762
2,426,000	Unitika Ltd*	1,266,932
380,400	UNY Co Ltd	3,956,176
322,550	Usen Corp*	271,324
20,187	USS Co Ltd	2,044,906
135,400	Valor Co Ltd	2,291,769
21,600	Vital KSK Holdings Inc	197,425
194,443	Wakachiku Construction Co Ltd*	183,652
16,401	Warabeya Nichiyo Co Ltd	256,184
49,333	West Holdings Corp	781,091
28,600	Xebio Co Ltd	689,104
212,340	Yamada Denki Co Ltd	10,630,153
73,600	Yamato Kogyo Co Ltd	1,991,719
114,200	Yamazen Corp	923,949
415,000	Yokohama Rubber Co Ltd	2,792,547

	18,700	Yokohama Reito Co Ltd	133,281
	94,400	Yonekyu Corp	982,834
	45,500	Yorozu Corp	754,071
	1,340,000	Yuasa Trading Co Ltd	2,251,560
	84,000	Yurtec Corp	302,767

		Total Japan	1,068,325,845

		TOTAL COMMON STOCKS (COST $1,144,488,175)	1,068,325,845

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 6.0%

		Time Deposits — 6.0%
USD	10,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/12	10,000,000
USD	10,000,000	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	10,000,000
JPY	172,934,759	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	2,206,926
USD	7,794,621	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	7,794,621
USD	10,000,000	DnB Nor Bank (Oslo) Time Deposit, 0.03%, due 06/01/12	10,000,000
USD	10,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/12	10,000,000
USD	8,180,250	JPMorgan Chase (New York) Time Deposit, 0.03%, due 06/01/12	8,180,250
USD	10,000,000	Royal Bank of Canada (Toronto) Time Deposit, 0.03%, due 06/01/12	10,000,000

		Total Time Deposits	68,181,797

		TOTAL SHORT-TERM INVESTMENTS (COST $68,181,797)	68,181,797

		TOTAL INVESTMENTS — 100.0% (Cost $1,212,669,972)	1,136,507,642

		Other Assets and Liabilities (net) — 0.0%	361,975

		TOTAL NET ASSETS — 100.0%	$1,136,869,617

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/05/12	Bank of New York Mellon	JPY	14,021,524,916	$178,938,792	$388,876
6/05/12	Barclays Bank PLC	JPY	15,106,178,619	192,780,840	345,444
6/26/12	Barclays Bank PLC	JPY	2,255,315,000	28,787,850	519,026
6/05/12	Brown Brothers Harriman & Co.	JPY	13,505,362,641	172,351,673	396,457
6/05/12	Deutsche Bank AG	JPY	13,806,951,281	176,200,463	427,690
6/26/12	Deutsche Bank AG	JPY	2,142,091,000	27,342,608	706,278

				$776,402,226	$2,783,771

Sales #
6/05/12	Bank of New York Mellon	JPY	14,021,524,916	$178,938,792	$(4,664,185)
7/05/12	Bank of New York Mellon	JPY	14,021,524,916	178,994,855	(397,180)
6/05/12	Barclays Bank PLC	JPY	15,106,178,619	192,780,840	(5,002,817)
7/05/12	Barclays Bank PLC	JPY	15,106,178,619	192,841,240	(354,350)
6/05/12	Brown Brothers Harriman & Co.	JPY	13,505,362,641	172,351,673	(4,407,947)
7/05/12	Brown Brothers Harriman & Co.	JPY	13,505,362,641	172,405,672	(404,467)
6/05/12	Deutsche Bank AG	JPY	13,806,951,281	176,200,463	(4,579,156)
7/05/12	Deutsche Bank AG	JPY	13,806,951,281	176,255,668	(435,891)

				$1,440,769,203	$(20,245,993)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
446	TOPIX	June 2012	$40,671,365	$(6,731,213)

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

JPY — Japanese Yen

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,232,011,623	$36,946,292	$(132,450,273)	$(95,503,981)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	94.0%
Futures Contracts	(0.6)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Japan	$—	$1,068,325,845	$—	$1,068,325,845

TOTAL COMMON STOCKS	—	1,068,325,845	—	1,068,325,845

Short-Term Investments	68,181,797	—	—	68,181,797

Total Investments	68,181,797	1,068,325,845	—	1,136,507,642

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	2,783,771	—	2,783,771

Total	$68,181,797	$1,071,109,616	$—	$1,139,291,413

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(20,245,993)	$—	$(20,245,993)
Futures Contracts
Equity risk	—	(6,731,213)	—	(6,731,213)

Total	$—	$(26,977,206)	$—	$(26,977,206)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$2,783,771	$—	$—	$—	$2,783,771

Total	$—	$2,783,771	$—	$—	$—	$2,783,771

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(20,245,993)	$—	$—	$—	$(20,245,993)
Unrealized depreciation on futures contracts*	—	—	—	(6,731,213)	—	(6,731,213)

Total	$—	$(20,245,993)	$—	$(6,731,213)	$—	$(26,977,206)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts), outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts
Average amount outstanding	$1,245,076,794	$52,213,077

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.8%

	Australia — 3.9%
660,869	Asciano Group	2,918,012
152,594	Australia and New Zealand Banking Group Ltd	3,101,939
285,641	Crown Ltd	2,357,049
2,117,962	Dexus Property Group (REIT)	1,936,513
1,167,465	Incitec Pivot Ltd	3,223,633
148,342	James Hardie Industries SE	1,069,167
102,163	Macquarie Group Ltd	2,678,513
557,459	Myer Holdings Ltd	1,043,686
939,866	Stockland (REIT)	2,916,031
1,551,609	Telstra Corp Ltd	5,368,212
291,176	Westpac Banking Corp	5,746,594

	Total Australia	32,359,349

	Austria — 0.2%
7,250	Flughafen Wien AG	283,927
48,469	Telekom Austria AG	446,635
91,922	Wienerberger AG	829,028

	Total Austria	1,559,590

	Brazil — 0.8%
296,100	Cia de Locacao das Americas*	1,071,736
124,900	Cia Hering	2,594,794
137,800	Sonae Sierra Brasil SA	1,981,407
177,500	T4F Entretenimento SA	1,357,971

	Total Brazil	7,005,908

	Denmark — 0.6%
169,160	H Lundbeck A/S	3,521,866
844,363	Ossur HF*	1,161,001

	Total Denmark	4,682,867

	Finland — 2.3%
104,427	Elisa Oyj	2,047,965
21,734	Fortum Oyj	395,399
60,192	Konecranes Oyj	1,444,758
45,771	Metso Oyj	1,502,691
91,029	Nokian Renkaat Oyj	3,431,060
120,549	Orion Oyj Class B	2,099,925
185,321	Rautaruukki Oyj	1,274,004
173,798	Sampo Oyj Class A	4,025,230
289,051	UPM–Kymmene Oyj	2,975,693

	Total Finland	19,196,725

	France — 6.9%
70,371	Accor SA	2,097,081
215,199	AXA	2,427,518
30,777	BNP Paribas	986,160
74,937	Carrefour SA	1,294,058
24,970	Christian Dior SA	3,269,615
60,679	Compagnie Generale des Etablissements Michelin-Class B	3,557,412
88,820	European Aeronautic Defense and Space Co NV	2,979,590
59,846	Legrand SA	1,802,976

33,719	Pernod-Ricard SA	3,293,349
53,105	Publicis Groupe SA	2,462,056
35,074	Renault SA	1,474,120
154,866	Sanofi	10,549,031
23,628	Societe BIC SA	2,311,915
47,962	Sodexo	3,486,384
265,951	Total SA	11,462,227
22,955	Vallourec SA	860,196
167,944	Vivendi SA	2,718,679

	Total France	57,032,367

	Germany — 8.2%
48,613	Allianz SE (Registered)	4,417,943
25,553	Axel Springer AG	1,032,250
154,059	Bayer AG (Registered)	9,777,814
63,403	Beiersdorf AG	4,005,035
24,531	Continental AG	2,053,898
101,833	Daimler AG (Registered)	4,738,576
51,853	Deutsche Boerse AG	2,481,193
310,311	Deutsche Post AG (Registered)	5,144,068
160,059	Deutsche Telekom AG (Registered)	1,579,154
466,064	E.ON AG	8,547,560
60,216	HeidelbergCement AG	2,635,533
28,204	K+S AG	1,132,306
18,791	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,337,091
166,043	SAP AG	9,527,471
106,812	Siemens AG (Registered)	8,818,666

	Total Germany	68,228,558

	Hong Kong — 1.5%
398,000	Cheung Kong Holdings Ltd	4,563,547
1,159,000	HKT Trust	882,103
615,500	Power Assets Holdings Ltd	4,292,497
231,000	Swire Pacific Ltd	2,487,256

	Total Hong Kong	12,225,403

	India — 0.1%
665,423	Housing Development & Infrastructure Ltd*	800,758

	Ireland — 0.5%
37,083	DCC Plc	871,765
81,801	Kerry Group Plc Class A	3,527,180

	Total Ireland	4,398,945

	Italy — 4.5%
77,903	Assicurazioni Generali SPA	794,747
278,178	Autogrill SPA	2,400,869
1,033,151	ENI SPA	19,902,993
312,673	Fiat Industrial SPA	3,158,980
401,857	Finmeccanica SPA*	1,342,930
438,581	Intesa Sanpaolo SPA-Di RISP*	462,582
156,433	Italcementi SPA-Di RISP	340,818
148,209	Lottomatica SPA	2,590,021
1,079,824	Mediaset SPA	1,683,491
191,215	Mediobanca SPA	668,812
74,544	Prysmian SPA	1,057,483
896,798	Saras SPA*	833,947
2,728,191	Telecom Italia SPA	2,254,233

	Total Italy	37,491,906

	Japan — 26.3%
186,200	Aisin Seiki Co Ltd	5,799,909
487,000	Asahi Glass Co Ltd	3,265,648
894,000	Asahi Kasei Corp	4,828,222
133,600	Astellas Pharma Inc	5,246,407
214,500	Canon Inc	8,558,871
535,000	Chiba Bank Ltd	3,011,393
204,600	Daikin Industries Ltd	5,256,513

63,400	Daito Trust Construction Co Ltd	5,581,531
136,800	East Japan Railway Co	8,133,893
2,545	Fuji Media Holdings Inc	4,055,334
2,308,000	Hitachi Ltd	13,175,846
245,400	Hokkaido Electric Power Co Inc	3,080,187
444,500	Honda Motor Co Ltd	14,129,893
231,000	Hoya Corp	4,944,947
563,700	Itochu Corp	6,165,613
1,435	Japan Tobacco Inc	7,984,749
240,100	JSR Corp	4,139,866
192,100	JS Group Corp	3,515,637
1,445,800	JX Holdings Inc	7,330,050
125,000	Lawson Inc	8,756,798
74,700	Miraca Holdings Inc	2,852,213
1,238,500	Mitsubishi Chemical Holdings Corp	5,453,882
914,000	Mitsubishi Electric Corp	7,164,268
445,200	Mitsui & Co Ltd	6,257,277
1,588,200	Nissan Motor Co Ltd	15,274,603
142,100	Nitto Denko Corp	5,734,949
5,508	NTT Docomo Inc	8,787,146
529,000	Sekisui Chemical Co Ltd	4,509,348
51,600	Shimamura Co Ltd	5,848,698
3,373,000	Shinsei Bank Ltd	3,560,347
296,600	Sumitomo Rubber Industries	3,579,176
350,200	Sumitomo Mitsui Financial Group Inc	10,203,625
1,912,000	Sumitomo Mitsui Trust Holdings Inc	4,810,413
204,500	Sumitomo Realty & Development Co Ltd	4,279,991
194,100	Tokio Marine Holdings Inc	4,214,122

	Total Japan	219,491,365

	Malaysia — 0.3%
1,251,300	Petronas Chemicals Group Bhd	2,637,073

	Mexico — 0.6%
783,400	Alpek SA de CV*	1,469,059
718,700	Fibra Uno Administracion SA de CV (REIT)	1,327,198
34,400	Grupo Aeroportuario del Sureste SAB de CV ADR	2,463,728

	Total Mexico	5,259,985

	Netherlands — 2.6%
570,531	Aegon NV	2,408,529
138,581	Arcadis NV	2,882,405
160,682	CSM NV	2,671,233
199,680	Delta Lloyd NV	2,472,280
63,124	Heineken NV	3,008,447
109,148	Imtech NV	2,816,700
344,081	Koninklijke KPN NV	3,254,056
130,445	SBM Offshore NV*	1,701,856

	Total Netherlands	21,215,506

	Norway — 1.0%
492,417	ProSafe SE	3,361,085
109,010	Seadrill Ltd	3,619,302
387,891	Storebrand ASA*	1,163,041

	Total Norway	8,143,428

	Peru — 0.2%
175,900	Cementos Pacasmayo SAA ADR*	1,919,069

	Philippines — 0.1%
366,730	Cebu Air Inc*	579,862
26,530	GT Capital Holdings Inc.*	304,908

	Total Philippines	884,770

	Russia — 1.7%
47,544	Lukoil OAO Sponsored ADR	2,480,981
78,579	Pharmstandard GDR (Registered Shares)*	1,049,927
160,933	Phosagro OAO GDR	1,433,654

341,578	Sberbank Sponsored ADR	3,381,091
157,253	TMK OAO (Registered Shares)	1,951,247
570,600	VimpelCom Ltd Sponsored ADR	4,205,322

	Total Russia	14,502,222

	Singapore — 0.9%
282,554	DBS Group Holdings Ltd	2,885,995
1,210,000	Global Logistic Properties Ltd*	1,946,653
332,100	Keppel Corp Ltd	2,563,724

	Total Singapore	7,396,372

	South Korea — 1.4%
28,425	Doosan Heavy Industries and Construction Co	1,298,941
45,680	Kangwon Land Inc	975,404
22,190	KT Corp	524,075
28,300	KT Corp Sponsored ADR	329,695
16,744	KT&G Corp	1,115,277
206,500	LG Display Co Ltd*	3,643,057
21,786	LG Electronics Inc	1,218,117
1,493	Samsung Electronics Co Ltd	1,530,304
32,750	Shinhan Financial Group Co Ltd	1,051,568

	Total South Korea	11,686,438

	Spain — 1.7%
163,602	Amadeus IT Holding SA Class A	3,003,778
534,853	Banco Santander SA	2,849,130
190,931	Enagas	2,984,724
461,190	Telefonica SA	5,133,604

	Total Spain	13,971,236

	Sweden — 1.5%
85,861	Electrolux AB Class B	1,635,948
600,740	Ericsson LM B Shares	5,114,272
163,468	Getinge AB Class B	4,079,676
130,196	Sandvik AB	1,630,558

	Total Sweden	12,460,454

	Switzerland — 6.0%
43,446	Adecco SA*	1,696,992
361,256	Novartis AG (Registered)	18,820,623
285,626	OC Oerlikon Corp AG*	2,395,131
30,753	Roche Holding AG (Non Voting)	4,812,838
34,443	Sulzer AG	4,128,716
9,857	Swisscom AG (Registered)	3,587,035
15,018	Syngenta AG (Registered)	4,837,199
180,099	UBS AG (Registered)*	2,044,986
37,472	Zurich Financial Services AG*	7,702,482

	Total Switzerland	50,026,002

	Taiwan — 0.5%
298,416	Asustek Computer Inc	2,985,889
82,000	HTC Corp	1,178,837

	Total Taiwan	4,164,726

	Thailand — 0.5%
483,500	Bangkok Bank Pcl NVDR	2,728,585
6,517,600	Land & Houses Pcl NVDR	1,459,298

	Total Thailand	4,187,883

	United Kingdom — 22.0%
167,257	AMEC Plc	2,504,740
374,155	BG Group Plc	7,210,362
191,390	BHP Billiton Plc	5,015,344
3,432,030	BP Plc	20,863,299
281,997	British American Tobacco Plc	13,328,729
904,406	BT Group Plc	2,877,261
356,630	Diageo Plc	8,497,171
340,995	GlaxoSmithKline Plc	7,556,129

	1,949,605	HSBC Holdings Plc	15,378,049
	183,369	Imperial Tobacco Group Plc	6,633,620
	506,383	Inchcape Plc	2,459,537
	242,797	International Power Plc	1,552,744
	123,396	John Wood Group Plc	1,338,864
	19,995	Johnson Matthey Plc	673,179
	847,338	National Express Group Plc	2,466,385
	580,468	Premier Oil Plc*	3,062,929
	380,455	Prudential Plc	3,993,826
	285,331	Rio Tinto Plc	12,275,936
	208,044	Rolls-Royce Holdings Plc*	2,644,847
	22,651,458	Rolls-Royce Holdings Plc-Class C*	34,910
	562,204	Royal Dutch Shell Plc A Shares (London)	17,474,869
	456,645	Royal Dutch Shell Plc B Shares (London)	14,678,442
	182,599	Schroders Plc (Non Voting)	2,767,334
	139,349	Travis Perkins Plc	2,001,971
	84,947	Ultra Electronics Holdings Plc	2,186,082
	6,453,955	Vodafone Group Plc	17,212,591
	102,722	Weir Group Plc (The)	2,457,529
	294,935	Xstrata Plc	4,213,041

		Total United Kingdom	183,359,720

		TOTAL COMMON STOCKS (COST $886,663,198)	806,288,625

		PREFERRED STOCKS — 0.5%

		Brazil — 0.4%
	159,200	Telefonica Brasil SA 2.04%	3,788,879

		South Korea — 0.1%
	5,788	LG Chem Ltd 4.62%	447,259

		TOTAL PREFERRED STOCKS (COST $4,201,798)	4,236,138

		RIGHTS/WARRANTS — 0.0%

		Italy — 0.0%
	312,673	FIAT Rights, Expires 06/20/12*	11
	312,673	FIAT Rights, Expires 06/20/12*	6

		Total Italy	17

		Spain — 0.0%
	461,190	Telefonica SA Rights Expires 06/01/2012*	134,011

		TOTAL RIGHTS/WARRANTS (COST $10)	134,028

		SHORT-TERM INVESTMENTS — 2.6%

		Time Deposits — 2.6%
AUD	53	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	52
GBP	1,339,357	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	2,064,218
JPY	38,408,160	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	490,150
USD	10,198,218	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	10,198,218
EUR	6,974,131	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	8,623,501

		Total Time Deposits	21,376,139

		TOTAL SHORT-TERM INVESTMENTS (COST $21,376,139)	21,376,139

		TOTAL INVESTMENTS — 99.9% (Cost $912,241,145)	832,034,930

		Other Assets and Liabilities (net) — 0.1%	1,235,950

		TOTAL NET ASSETS — 100.0%	$833,270,880

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales#
7/12/12	Deutsche Bank AG	JPY	1,638,178,000	$20,914,402	$(477,030)
7/12/12	HSBC Bank USA	JPY	1,628,178,000	20,786,734	(472,941)

				$41,701,136	$(949,971)

#	Fund sells foreign currency; buys USD.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR — American Depositary Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 946,873,922	$35,343,492	$(150,182,484)	$(114,838,992)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio Valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.3%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The fund utilized the following fair value techniques on Level 3 investments including the following: Certain securities for which no current market or quoted price were available, were valued at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$32,359,349	$—	$32,359,349
Austria	—	1,559,590	—	1,559,590
Brazil	7,005,908	—	—	7,005,908
Denmark	—	4,682,867	—	4,682,867
Finland	—	19,196,725	—	19,196,725
France	—	57,032,367	—	57,032,367
Germany	—	68,228,558	—	68,228,558
Hong Kong	—	12,225,403	—	12,225,403
India	—	800,758	—	800,758
Ireland	—	4,398,945	—	4,398,945
Italy	—	37,491,906	—	37,491,906
Japan	—	219,491,365	—	219,491,365
Malaysia	—	2,637,073	—	2,637,073
Mexico	5,259,985	—	—	5,259,985
Netherlands	—	21,215,506	—	21,215,506
Norway	—	8,143,428	—	8,143,428
Peru	1,919,069	—	—	1,919,069
Philippines	304,908	579,862	—	884,770
Russia	4,205,322	10,296,900	—	14,502,222
Singapore	—	7,396,372	—	7,396,372
South Korea	329,695	11,356,743	—	11,686,438
Spain	—	13,971,236	—	13,971,236
Sweden	—	12,460,454	—	12,460,454
Switzerland	—	50,026,002	—	50,026,002
Taiwan	—	4,164,726	—	4,164,726
Thailand	—	4,187,883	—	4,187,883
United Kingdom	—	183,324,810	34,910	183,359,720

TOTAL COMMON STOCKS	19,024,887	787,228,828	34,910	806,288,625

Preferred Stocks
Brazil	3,788,879	—	—	3,788,879
South Korea	—	447,259	—	447,259

TOTAL PREFERRED STOCKS	3,788,879	447,259	—	4,236,138

Rights/Warrants
Italy	—	—	17	17
Spain	—	134,011	—	134,011

TOTAL RIGHTS/WARRANTS	—	134,011	17	134,028

Short-Term Investments
Time Deposits	21,376,139	—	—	21,376,139

Total Short-Term Investments	21,376,139	—	—	21,376,139

Total Investments	44,189,905	787,810,098	34,927	832,034,930

Total	$44,189,905	$787,810,098	$34,927	$832,034,930

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Forward currency risk	$—	$(949,971)	$—	$(949,971)

Total Derivatives	—	(949,971)	—	(949,971)

Total	$—	$(949,971)	$—	$(949,971)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)		Transfer into level 3*	Transfer out of level 3*	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as May 31, 2012
Common Stocks United Kingdom	$—	$—	$—	$—	$—	$34,910	**	$—	$—	$34,910	$34,910
Rights/Warrants Italy	—	10	—	—	—	7		—	—	17	7

Total	$—	$10	$—	$—	$—	$34,917		$—	$—	$34,927	$34,917

*	The Fund accounts for investments and derivatives transferred into and out of Level 3 at the value at the end of the period.
**	The Fund received this Level 3 security as a result of a corporate action.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$134,028	$—	$134,028

Total	$—	$—	$—	$134,028	$—	$134,028

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(949,971)	$—	$—	$—	$(949,971)

Total	$—	$(949,971)	$—	$—	$—	$(949,971)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, rights and/or warrants), outstanding at each month-end, was as follows for the period ended May 31, 2012:

	Forward currency contracts	Rights and/or warrants
Average amount outstanding	$84,270,370	$44,676

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Australia — 3.9%
316,868	Aquarius Platinum Ltd	370,418
579,356	Asciano Group	2,558,098
4,332,363	Dexus Property Group (REIT)	3,961,202
650,306	Iress Market Technology Ltd	3,845,479
441,807	Nufarm Ltd	2,127,034
1,942,423	Pacific Brands Ltd	1,050,089
252,792	PanAust Ltd*	703,550
497,945	Primary Health Care Ltd	1,357,453
251,055	Seven West Media Ltd	604,128
4,256,986	Ten Network Holdings Ltd	2,880,099

	Total Australia	19,457,550

	Austria — 0.5%
19,487	Flughafen Wien AG	763,157
10,620	Lenzing AG	934,275
72,007	Wienerberger AG	649,418

	Total Austria	2,346,850

	Belgium — 2.0%
44,106	CMB Cie Maritime Belge SA	1,000,698
40,997	Compagnie d’Entreprises CFE	1,989,656
44,211	Mobistar SA	1,310,872
54,863	SA D’Ieteren NV*	2,084,838
71,240	Umicore SA	3,396,434

	Total Belgium	9,782,498

	Brazil — 3.4%
182,100	Aliansce Shopping Centers SA	1,580,063
425,000	Brasil Brokers Participacoes SA	1,258,026
125,700	Brasil Insurance Participacoes e Administracao SA	1,065,756
420,000	Brazil Pharma SA	1,988,745
337,400	Cia de Locacao das Americas*	1,221,221
294,000	Cia Hering	6,107,842
170,000	Iochpe-Maxion SA	2,115,675
200,000	UNICASA Industria de Moveis SA*	1,586,633

	Total Brazil	16,923,961

	Canada — 3.4%
146,540	Alamos Gold Inc	2,650,305
694,400	Chinook Energy Inc*	705,930
84,400	Corus Entertainment Inc Class B	1,920,318
92,250	Gran Colombia Gold Corp*	29,921
625,000	Gran Colombia Gold Corp	202,716
460,000	Guide Exploration Ltd*	703,684
170,800	Just Energy Group Inc	1,814,083
172,300	Karnalyte Resources Inc	1,447,997
32,300	Karnalyte Resources Inc*	271,447
522,000	NuVista Energy Ltd*	1,718,352
217,600	Precision Drilling Corp*	1,698,074
738,700	RMP Energy Inc*	1,094,265
318,500	Western Energy Services Corp*	2,374,449

	Total Canada	16,631,541

	China — 0.2%
3,561,000	361 Degrees International Ltd	915,922

	Czech Republic — 0.1%
35,900	Pegas Nonwovens SA	730,007

	Denmark — 1.2%
161,775	H Lundbeck A/S	3,368,112
21,927	NKT Holding A/S	768,686
1,442,309	Ossur HF*	1,983,179

	Total Denmark	6,119,977

	Finland — 1.9%
109,925	Elisa Oyj	2,155,789
69,979	Huhtamaki Oyj	970,267
51,257	Konecranes Oyj	1,230,296
576,547	M-real Oyj B shares*	1,305,609
466,056	Oriola-KD Oyj Class B	1,042,612
77,463	Orion Oyj Class B	1,349,381
128,538	Rautaruukki Oyj	883,645
174,187	Talvivaara Mining Co Plc*	357,423

	Total Finland	9,295,022

	France — 5.3%
144,670	Boursorama*	854,751
94,727	Cap Gemini SA	3,196,076
43,700	Compagnie Generale des Etablissements Michelin-Class B	2,561,988
118,473	Faurecia	1,946,730
98,284	Legrand SA	2,960,995
55,467	Societe BIC SA	5,427,247
62,871	Sodexo	4,570,127
28,594	Virbac SA	4,564,946

	Total France	26,082,860

	Germany — 3.9%
7,370	Brenntag AG	833,698
19,128	Continental AG	1,601,523
123,738	Deutsche Wohnen AG	1,916,730
59,017	Gerresheimer AG*	2,595,364
66,392	GSW Immobilien AG*	2,319,816
47,321	HeidelbergCement AG	2,071,145
100,472	KUKA AG*	2,209,237
97,064	Prime Office REIT-AG	336,616
243,112	SAF-Holland SA*	1,360,106
151,080	Tom Tailor Holding AG	2,216,110
49,210	Wincor Nixdorf AG	1,737,342

	Total Germany	19,197,687

	Hong Kong — 1.0%
2,330,910	HKT Trust	1,774,032
1,057,000	Yue Yuen Industrial Holdings	3,297,293

	Total Hong Kong	5,071,325

	India — 0.2%
286,616	Housing Development & Infrastructure Ltd*	344,909
267,535	Orchid Chemicals & Pharmaceuticals Ltd	569,740

240,996	Rolta India Ltd	317,086

	Total India	1,231,735

	Ireland — 1.1%
86,266	DCC Plc	2,027,982
73,858	Kerry Group Plc Class A	3,184,686

	Total Ireland	5,212,668

	Italy — 3.2%
479,687	Autogrill SPA	4,140,031
112,710	Buzzi Unicem SPA	951,535
441,369	Credito Emiliano SPA	1,329,878
346,868	Italcementi SPA-Di RISP	755,717
156,167	Lottomatica SPA	2,729,091
1,041,444	Mediaset SPA	1,623,655
504,598	Mediolanum SPA	1,467,872
119,653	Prysmian SPA	1,697,400
1,238,942	Saras SPA*	1,152,112

	Total Italy	15,847,291

	Japan — 26.0%
405,000	Air Water Inc	4,666,478
690,000	Calsonic Kansei Corp	3,995,876
137,600	Capcom	2,648,531
209,600	Century Tokyo Leasing Corp	3,705,144
166,900	Cosmos Pharmaceutical Corp	9,335,608
370,000	Fuji Oil Co Ltd	4,748,123
143,400	Hitachi Chemical Co Ltd	2,263,767
300,000	Hitachi Transport System Ltd	5,308,599
687	Industrial & Infrastructure Fund Investment Corp (REIT)	4,265,780
150,000	IRISO Electronics Co Ltd	2,981,681
236,900	Izumi Co Ltd	4,798,419
468,000	Japan Aviation Electronics Industry Ltd	3,644,946
110,940	K’s Holdings Corp	2,781,799
255,700	Keihin Corp	3,821,201
1,130	Kenedix Realty Investment Corp (REIT)	3,703,807
112,200	Kintetsu World Express Inc	3,702,459
145,000	Kyorin Co Ltd	2,992,816
105,700	Mitsubishi UFJ Lease & Finance Co Ltd	3,957,345
171,000	Nabtesco Corp	3,816,020
594,400	NHK Spring Co Ltd	6,280,794
306,100	Nihon Kohden Corp	8,737,965
297,000	Nippon Shokubai Co Ltd	3,319,971
742,000	Nippon Soda Co Ltd	2,878,360
452,000	Nissin Electric Co Ltd	2,542,451
589,000	Rengo Co Ltd	3,944,038
157,200	Saizeriya Co Ltd	2,354,621
6,321,000	Shinsei Bank Ltd	6,672,089
200,700	Sumitomo Rubber Industries	2,421,917
77,500	Takata Corp	1,661,785
684,000	Tsubakimoto Chain Co	3,806,275
1,310,000	Ube Industries Ltd	3,001,820
160,700	United Arrows Ltd	4,001,141

	Total Japan	128,761,626

	Mexico — 0.6%
1,230,100	Fibra Uno Administracion SA de CV (REIT)	2,271,582

700,000	OHL Mexico SAB de CV*	767,306

	Total Mexico	3,038,888

	Netherlands — 2.5%
132,330	AerCap Holdings NV*	1,513,855
136,843	Arcadis NV	2,846,255
98,213	CSM NV	1,632,727
103,133	Imtech NV	2,661,476
51,224	Koninklijke Ten Cate NV	1,218,873
133,818	SBM Offshore NV*	1,745,862
40,857	Unit 4 Agresso NV	993,930

	Total Netherlands	12,612,978

	New Zealand — 0.7%
1,053,990	Fisher & Paykel Appliances Holdings Ltd*	436,715
179,978	Pumpkin Patch Ltd*	119,496
1,136,295	Sky City Entertainment Group Ltd	3,050,973

	Total New Zealand	3,607,184

	Norway — 1.8%
89,849	Fred Olsen Energy ASA	2,746,008
669,202	ProSafe SE	4,567,765
383,453	SpareBank 1 SR Bank ASA	1,850,940

	Total Norway	9,164,713

	Peru — 0.4%
179,600	Cementos Pacasmayo SAA ADR*	1,959,436

	Philippines — 0.4%
1,054,440	Cebu Air Inc*	1,667,248
34,950	GT Capital Holdings Inc.*	401,678

	Total Philippines	2,068,926

	Russia — 0.4%
181,148	Cherkizovo Group GDR (Foreign Registered)*	1,987,172

	Singapore — 1.3%
591,000	ComfortDelgro Corp Ltd	672,487
3,556,000	First Ship Lease Trust	468,459
2,527,640	Mapletree Logistics Trust (REIT)	1,906,209
835,000	MobileOne Ltd	1,585,070
946,000	Petra Foods Ltd	1,669,862

	Total Singapore	6,302,087

	South Korea — 4.7%
192,283	CrucialTec Co Ltd*	1,192,890
19,083	Daelim Industrial Co Ltd	1,607,411
267,010	DGB Financial Group Inc	3,306,076
39,536	Golfzon Co Ltd	2,001,574
406,616	Kortek Corp	3,543,646
368,600	Magnachip Semiconductor Corp*	3,509,072
12,042	Mando Corp	1,639,561
32,317	S1 Corp	1,546,594
16,307	Sindoh Co Ltd	770,491
75,050	Tong Yang Life Insurance Co Ltd	579,715
72,792	Youngone Holding Co Ltd	3,557,334

	Total South Korea	23,254,364

	Spain — 2.0%
35,587	Amadeus IT Holding SA Class A	653,387
243,318	Banco Espanol de Credito SA	756,584
4,802	Construcciones y Auxiliar de Ferrocarriles SA	2,114,667
272,303	Enagas	4,256,770
59,583	Red Electrica de Espana	2,206,711

	Total Spain	9,988,119

	Sweden — 2.5%
78,951	Elekta AB Class B	3,797,267
208,105	Getinge AB Class B	5,193,682
318,921	Swedish Orphan Biovitrum AB*	1,026,384
2,293,801	Trigon Agri A/S	2,384,247

	Total Sweden	12,401,580

	Switzerland — 3.8%
109,236	Aryzta AG*	4,930,990
11,874	Kaba Holding AG Class B (Registered)	4,060,224
234,130	OC Oerlikon Corp AG*	1,963,308
31,827	Sulzer AG	3,815,134
20,923	Swiss Life Holding AG (Registered)*	1,684,479
14,804	Valora Holding AG	2,576,991

	Total Switzerland	19,031,126

	Taiwan — 0.1%
609,500	Coretronic Corp	562,472

	Thailand — 0.4%
16,554,233	Quality Houses PCL (Foreign Registered)	808,786
10,304,700	SVI PCL (Foreign Registered)*	1,130,794

	Total Thailand	1,939,580

	United Kingdom — 17.8%
357,537	Babcock International Group Plc	4,695,216
203,421	Berkeley Group Holdings Plc (Unit Shares)*	3,927,213
871,916	Centaur Media Plc	457,955
463,226	Diploma Plc	3,174,652
470,446	Euromoney Institutional Investor Plc	5,818,749
1,401,792	F&C Asset Management Plc	1,561,578
783,132	Filtrona Plc	5,429,907
525,204	Great Portland Estates Plc (REIT)	3,064,185
625,352	Inchcape Plc	3,037,378
1,189,001	ITE Group Plc	3,505,409
472,788	James Fisher & Sons Plc	4,009,265
341,565	John Wood Group Plc	3,706,029
905,990	Jupiter Fund Management Plc	2,892,306
188,617	Kazakhmys Plc	1,941,510
399,596	Keller Group Plc	2,448,882
91,371	Kier Group Plc	1,658,581
1,711,644	Lupus Capital Plc	3,391,297
830,332	Metric Property Investments Plc (REIT)	1,088,183
723,486	National Express Group Plc	2,105,884
478,675	Premier Oil Plc*	2,525,802
590,240	Restaurant Group Plc	2,551,578
1,129,966	RPS Group Plc	3,611,509
1,513,439	Senior Plc	4,706,284
146,047	Travis Perkins Plc	2,098,198
123,680	Ultra Electronics Holdings Plc	3,182,863

	116,078	Weir Group Plc (The)	2,777,059
	1,872,183	Wilmington Group Plc	2,668,469
	793,915	WSP Group Plc	3,182,172
	153,514	XP Power Ltd	2,888,046

		Total United Kingdom	88,106,159

		TOTAL COMMON STOCKS (COST $503,282,282)	479,633,304

		PREFERRED STOCKS — 1.1%

		Brazil — 0.5%
	550,000	Marcopolo SA 2.77%	2,563,404

		Chile — 0.4%
	910,000	Coca-Cola Embonor SA Class B 2.19%	1,760,495

		South Korea — 0.2%
	58,100	Daelim Industrial Co Ltd 0.64%	1,189,838

		TOTAL PREFERRED STOCKS (COST $4,543,760)	5,513,737

		DEBT OBLIGATIONS — 0.1%

		Sweden — 0.1%
	1,984,800	Elekta AB, 2.75% , due 04/25/17	300,394

		TOTAL DEBT OBLIGATIONS (COST $301,094)	300,394

		RIGHTS/WARRANTS — 0.0%

		Canada — 0.0%
	312,500	Gran Colombia Gold Corp Warrants, Expires 08/24/15*	51,435

		TOTAL RIGHTS/WARRANTS (COST $114,574)	51,435

		SHORT-TERM INVESTMENTS — 2.0%

		Time Deposits — 2.0%
GBP	604,735	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	932,018
SEK	284,001	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	39,094
JPY	38,964,808	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	497,260
USD	2,333,841	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	2,333,841
EUR	5,069,602	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	6,268,563
CAD	20,741	JPMorgan Chase (New York) Time Deposit, 0.24%, due 06/01/12	20,081
SGD	44,095	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	34,220

		Total Time Deposits	10,125,077

		TOTAL SHORT-TERM INVESTMENTS (COST $10,125,077)	10,125,077

		TOTAL INVESTMENTS — 99.9% (Cost $518,366,787)	495,623,947

		Other Assets and Liabilities (net) — 0.1%	366,251

		TOTAL NET ASSETS — 100.0%	$495,990,198

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales #
7/12/12	Deutsche Bank AG	JPY	1,289,271,000	$16,459,953	$(506,201)
7/12/12	HSBC Bank USA	JPY	1,277,271,000	16,306,750	(501,296)

				$32,766,703	$(1,007,497)

#	Fund sells foreign currency; buys USD.

Notes to Schedule of Investments:

ADR — American Depositary Receipt

Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.

GDR — Global Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 521,581,859	$50,929,068	$(76,886,980)	$(25,957,912)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	88.1%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close.The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$19,457,550	$—	$19,457,550
Austria	—	2,346,850	—	2,346,850
Belgium	—	9,782,498	—	9,782,498
Brazil	16,923,961	—	—	16,923,961
Canada	16,631,541	—	—	16,631,541
China	—	915,922	—	915,922
Czech Republic	—	730,007	—	730,007
Denmark	—	6,119,977	—	6,119,977
Finland	—	9,295,022	—	9,295,022
France	—	26,082,860	—	26,082,860
Germany	—	19,197,687	—	19,197,687
Hong Kong	—	5,071,325	—	5,071,325
India	—	1,231,735	—	1,231,735
Ireland	—	5,212,668	—	5,212,668
Italy	—	15,847,291	—	15,847,291
Japan	—	128,761,626	—	128,761,626
Mexico	3,038,888	—	—	3,038,888
Netherlands	1,513,855	11,099,123	—	12,612,978
New Zealand	—	3,607,184	—	3,607,184
Norway	—	9,164,713	—	9,164,713
Peru	1,959,436	—	—	1,959,436
Philippines	401,678	1,667,248	—	2,068,926
Russia	—	1,987,172	—	1,987,172
Singapore	—	6,302,087	—	6,302,087
South Korea	3,509,072	19,745,292	—	23,254,364
Spain	—	9,988,119	—	9,988,119
Sweden	—	12,401,580	—	12,401,580
Switzerland	—	19,031,126	—	19,031,126
Taiwan	—	562,472	—	562,472
Thailand	—	1,939,580	—	1,939,580
United Kingdom	—	88,106,159	—	88,106,159

TOTAL COMMON STOCKS	43,978,431	435,654,873	—	479,633,304

Preferred Stocks
Brazil	2,563,404	—	—	2,563,404
Chile	1,760,495	—	—	1,760,495
South Korea	—	1,189,838	—	1,189,838

TOTAL PREFERRED STOCKS	4,323,899	1,189,838	—	5,513,737

Debt Obligations
Sweden	—	300,394	—	300,394

TOTAL DEBT OBLIGATIONS	—	300,394	—	300,394

Rights/Warrants
Canada	—	51,435	—	51,435

TOTAL RIGHTS/WARRANTS	—	51,435	—	51,435
Short-Term Investments	10,125,077	—	—	10,125,077

Total Investments	58,427,407	437,196,540	—	495,623,947

Total	$58,427,407	$437,196,540	$—	$495,623,947

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,007,497)	$—	$(1,007,497)

Total	$—	$(1,007,497)	$—	$(1,007,497)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3*	Transfer out of level 3*		Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks Thailand	$2,088,385	$—	$(3,184)	$—	$(1,103)	$(206,822)	$—	$(1,877,276	)**	$—	$—

Total	$2,088,385	$—	$(3,184)	$—	$(1,103)	$(206,822)	$—	$(1,877,276)		$—	$—

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair value valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$51,435	$—	$51,435

Total	$—	$—	$—	$51,435	$—	$51,435

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,007,497)	$—	$—	$—	$(1,007,497)

Total	$—	$(1,007,497)	$—	$—	$—	$(1,007,497)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward Currency Contracts	Rights and/ or warrants

Average amount outstanding	$44,540,787	$66,744

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares/Par Value($)	Description	Value ($)
	MUTUAL FUNDS — 99.2%

	Affiliated Issuers — 99.2%
24,913,302	GMO Alpha Only Fund, Class IV	611,123,301
2,475,693	GMO Alternative Asset Opportunity Fund	74,444,098
1,639,684	GMO Asset Allocation Bond Fund, Class VI	39,909,909
13,787,628	GMO Currency Hedged International Equity Fund, Class III	281,267,617
1,500,133	GMO Debt Opportunities Fund, Class VI	38,508,407
2,637,485	GMO Domestic Bond Fund, Class VI	56,837,805
1,942,745	GMO Emerging Country Debt Fund, Class IV	18,145,239
27,651,040	GMO Emerging Markets Fund, Class VI	276,233,894
7,326,846	GMO Flexible Equities Fund, Class VI	121,918,726
14,283,294	GMO International Core Equity Fund, Class VI	342,799,049
1,557,077	GMO International Growth Equity Fund, Class IV	32,807,604
9,312,440	GMO International Intrinsic Value Fund, Class IV	163,712,699
43,405,303	GMO Quality Fund, Class VI	987,470,641
357,157	GMO Short-Duration Investment Fund, Class III	2,978,688
5,660,706	GMO Special Situations Fund, Class VI	152,216,377
21,403,341	GMO Strategic Fixed Income Fund, Class VI	358,934,030
1,016,189	GMO World Opportunity Overlay Fund	24,693,395

	TOTAL MUTUAL FUNDS (COST $3,494,573,468)	3,584,001,479

	DEBT OBLIGATIONS — 0.8%

	Asset-Backed Securities — 0.8%

	Airlines — 0.0%
474,574	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.72%, due 05/15/24	213,558

	Auto Financing — 0.0%
37,893	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	37,940
231,555	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.89%, due 08/15/13	232,187
21,270	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.24%, due 03/15/13	21,282
139,562	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.39%, due 03/20/14	139,640

	Total Auto Financing	431,049

	Business Loans — 0.1%
69,408	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	56,567
51,437	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	41,922
246,081	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	159,953
229,594	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	142,349
896,704	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	668,044
221,322	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 05/28/39	73,589
221,322	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	63,630
289,475	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	133,158
65,698	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	58,143
111,465	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	93,630

303,681	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	249,146
183,675	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	158,829
148,064	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	120,651

	Total Business Loans	2,019,611

	CMBS — 0.1%
71,991	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.36%, due 07/15/44	71,631
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	1,014,750
218,253	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	218,253
340,958	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.48%, due 03/10/44	340,958
441,738	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	452,643
183,565	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	182,188
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	295,500
74,558	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	74,544
589,287	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.80%, due 05/12/39	589,287
148,739	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.86%, due 10/15/42	151,265
472,579	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	453,676

	Total CMBS	3,844,695

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.27%, due 11/23/52	1,250
210,247	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	201,837
669,216	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	568,833

	Total CMBS Collateralized Debt Obligations	771,920

	Corporate Collateralized Debt Obligations — 0.0%
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.76%, due 06/20/13	973,400

	Credit Cards — 0.1%
975,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	976,521
400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	398,540

	Total Credit Cards	1,375,061

	Insured Auto Financing — 0.0%
153,350	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	153,349
264,367	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	264,922
857,815	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	859,196

	Total Insured Auto Financing	1,277,467

	Insured Business Loans — 0.0%
212,147	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	153,806

	Insured Other — 0.1%
553,444	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 09/15/41	495,310
543,758	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	488,235
269,636	TIB Card Receivables Fund, Series 2005-B, 144A, FGIC, 3 mo. LIBOR + .25%, 0.72%, due 01/05/14	223,798
100,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	15,600
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	67,500

	Total Insured Other	1,290,443

	Insured Residential Asset-Backed Securities (United States) ♦ — 0.0%
66,141	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	55,558
77,629	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	66,761
21,937	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	17,988
291,506	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	224,460

	Total Insured Residential Asset-Backed Securities (United States)	364,767

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
12,371	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	8,091
32,292	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	20,990
248,015	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 06/15/37	148,809
162,583	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	121,596
7,154	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	5,001
10,660	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.80%, due 08/15/30	6,640
16,412	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	10,545
4,320	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	2,592
100,579	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	92,804

	Total Insured Residential Mortgage-Backed Securities (United States)	417,068

	Insured Time Share — 0.0%
69,041	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.39%, due 03/20/19	67,456
202,305	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	198,607

	Total Insured Time Share	266,063

	Insured Transportation — 0.0%
76,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.54%, due 04/17/19	75,229

	Residential Asset-Backed Securities (United States) ♦ — 0.2%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	30,607
79,814	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	25,940
160,945	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	136,803

43,967	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	41,549
686,117	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	219,557
174,283	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	94,113
40,878	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	35,615
359,367	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	244,369
109,107	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	34,642
251,267	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	34,549
321,568	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	44,216
135,196	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	37,179
108,547	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	27,680
364,724	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	17,780
109,709	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.28%, due 05/25/34	96,887
1,329,093	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	325,628
250,007	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	75,002
333,846	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	103,492
251,091	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	71,090
269,498	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	170,511
527,895	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	392,279
116,195	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	73,272
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	31,140
58,817	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	9,781
19,496	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	19,184
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	791,050
304,304	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	257,137
4,790	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	4,317
1,167	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	1,120
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	141,500
943,837	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	724,961
17,873	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	12,698
361,988	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	226,695
124,965	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.43%, due 05/25/36	43,699
48,319	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	16,217
563,748	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	142,346
98,853	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.55%, due 01/20/35	83,099
90,198	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	80,107
262,683	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.40%, due 01/20/36	235,923
881,988	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	257,981
8,487	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	8,317
515,612	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	247,494
388,585	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	140,862

700,545	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	203,158
479,409	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	158,205
189,454	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	23,682
126,068	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	48,851
69,262	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	59,565
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	320,000
104,877	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	87,048
283,264	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	79,314
185,763	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	94,405
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	6,123
24,449	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	23,860
15,454	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	14,693
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	229,900
137,763	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	110,210
71,353	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	64,218
474,947	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	128,236

	Total Residential Asset-Backed Securities (United States)	7,459,856

	Residential Mortgage-Backed Securities (Australian) — 0.1%
153,466	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.53%, due 07/20/38	149,882
240,407	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.53%, due 04/19/38	229,750
52,395	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.97%, due 09/27/35	48,649
401,758	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.87%, due 03/14/36	364,716
34,726	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.87%, due 12/08/36	31,079
48,086	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.77%, due 05/27/38	43,095
28,975	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.55%, due 05/10/36	27,894
184,974	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.52%, due 06/14/37	174,476
182,754	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.54%, due 10/20/37	178,564
219,100	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.54%, due 02/21/38	216,164
228,723	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.53%, due 06/12/40	219,892
26,246	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.75%, due 03/09/36	25,506
24,726	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.61%, due 01/12/37	24,404
173,881	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.52%, due 05/21/38	169,447

	Total Residential Mortgage-Backed Securities (Australian)	1,903,518

	Residential Mortgage-Backed Securities (European) — 0.1%
327,011	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.69%, due 09/20/66	274,689
712,070	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 01/13/39	662,225
101,575	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.32%, due 12/20/54	96,801
51,089	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.75%, due 09/20/44	49,352
244,380	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.59%, due 12/10/43	218,109
79,760	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.75%, due 12/21/37	78,613

191,387	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.89%, due 05/15/34	155,062
302,569	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.69%, due 11/15/38	232,494
212,352	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.67%, due 09/15/39	161,515
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.58%, due 07/15/33	998,000

	Total Residential Mortgage-Backed Securities (European)	2,926,860

	Residential Mortgage-Backed Securities (United States) — 0.0%
20,203	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	13,132
67,154	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	58,423

	Total Residential Mortgage-Backed Securities (United States)	71,555

	Student Loans — 0.0%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.72%, due 01/25/24	682,500
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.55%, due 12/23/19	396,956
54,485	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.50%, due 09/15/22	54,349

	Total Student Loans	1,133,805

	Time Share — 0.0%
78,143	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.24%, due 02/20/20	79,938

	Total Asset-Backed Securities	27,049,669

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	614,571

	U.S. Government Agency — 0.0%
29,951	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.49%, due 05/01/14(a)	29,521

	TOTAL DEBT OBLIGATIONS (COST $28,264,633)	27,693,761

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
33,060	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(b)	33,060

	TOTAL SHORT-TERM INVESTMENTS (COST $33,060)	33,060

	TOTAL INVESTMENTS — 100.0% (Cost $3,522,871,161)	3,611,728,300

	Other Assets and Liabilities (net) — (0.0%)	(74,605)

	TOTAL NET ASSETS — 100.0%	$3,611,653,695

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN — Medium Term Note

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

♦	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 3,789,693,364	$—	$(177,965,064)	$(177,965,064)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Recturn of Capital*	Value, end of period
GMO Alpha Only Fund, Class IV	$545,483,395	$70,766,761	$14,669,972	$—	$—	$—	611,123,301
GMO Alternative Asset Opportunity Fund	—	74,901,824	—	—	—	—	74,444,098
GMO Asset Allocation Bond Fund, Class VI	37,422,271	10,105,159	7,186,126	19,942	425,925	—	39,909,909
GMO Currency Hedged International Equity Fund, Class III	305,884,173	12,277,667	14,707,654	—	—	—	281,267,617
GMO Debt Opportunities Fund, Class VI	—	38,534,860	—	—	—	—	38,508,407
GMO Domestic Bond Fund, Class VI	68,231,741	—	—	200,939	—	11,903,799	56,837,805
GMO Emerging Country Debt Fund, Class IV	18,059,084	558,841	—	—	—	—	18,145,239
GMO Emerging Markets Fund, Class VI	316,523,512	15,836,227	—	—	—	—	276,233,894
GMO Flexible Equities Fund, Class VI	147,961,994	5,564,762	15,188,307	—	—	—	121,918,726
GMO International Core Equity Fund, Class VI	361,549,979	40,843,718	11,061,799	—	—	—	342,799,049
GMO International Growth Equity Fund, Class IV	58,092,988	876,835	23,183,712	—	—	—	32,807,604
GMO International Intrinsic Value Fund, Class IV	175,325,690	13,290,714	—	—	—	—	163,712,699
GMO Quality Fund, Class VI	985,774,092	76,347,304	45,023,864	5,950,716	—	—	987,470,641
GMO Short-Duration Investment Fund, Class III	2,970,832	714	—	714	—	—	2,978,688
GMO Special Situations Fund, Class VI	147,454,549	5,361,240	2,295,043	—	—	—	152,216,377
GMO Strategic Fixed Income Fund, VI	385,788,871	6,045,807	41,534,860	—	—	—	358,934,030
GMO World Opportunity Overlay Fund	24,388,538	—	—	—	—	—	24,693,395

Totals	$3,580,911,709	$371,312,433	$174,851,337	$6,172,311	$425,925	$11,903,799	$3,584,001,479

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.3% of net assets. The Fund and the underlying funds classify such securities as Level 3 (levels defined below).

The foregoing pricing methodologies are modified for the equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimate valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	40.7%
Futures Contracts	(0.1)%
Swap Agreements	0.4%

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 0.6% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$3,584,001,479	$—	$—	$3,584,001,479
Debt Obligations
Asset-Backed Securities	—	1,602,804	25,446,865	27,049,669
Corporate Debt	—	614,571	—	614,571
U.S. Government Agency	—	—	29,521	29,521

TOTAL DEBT OBLIGATIONS	—	2,217,375	25,476,386	27,693,761

Short-Term Investments	33,060	—	—	33,060

Total Investments	3,584,034,539	2,217,375	25,476,386	3,611,728,300

Total	$3,584,034,539	$2,217,375	$25,476,386	$3,611,728,300

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and/or indirect) in securities and derivative financial instruments using Level 3 inputs were 5.5% and 0.1% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3 *	Transfer out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations
Asset-Backed Securities	$27,436,545	$—	$(2,354,280)	$160,459	$459,659	$(255,518)	$—	$—	$25,446,865	$(238,120)
U.S. Government Agency	36,895	—	(7,488)	83	144	(113)	—	—	29,521	(113)

Total Debt Obligations	$27,473,440	$—	$(2,361,768)	$160,542	$459,803	$(255,631)	$—	$—	$25,476,386	$(238,233)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)		Description	Value ($)
		DEBT OBLIGATIONS — 46.5%

		Canada — 3.0%

		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,342,460
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,217,302

		Total Canada	4,559,762

		France — 2.9%

		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,324,908

		Germany — 1.3%

		Foreign Government Obligations
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,889,991

		Italy — 1.7%

		Foreign Government Obligations
EUR	2,400,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	2,554,511

		Japan — 21.0%

		Foreign Government Obligations
JPY	2,200,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	31,468,479

		Spain — 1.2%

		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	1,852,747

		United Kingdom — 7.5%

		Foreign Government Obligations
GBP	5,500,000	United Kingdom Gilt, 4.75%, due 12/07/30	11,309,481

		United States — 7.9%

		U.S. Government
USD	3,146,558	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(a)(b)	3,173,109
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,657,840

		Total United States	11,830,949

		TOTAL DEBT OBLIGATIONS (COST $62,846,654)	69,790,828

		MUTUAL FUNDS — 52.7%

		United States

		Affiliated Issuers
	641,163	GMO Emerging Country Debt Fund, Class IV	5,988,467
	7,873,225	GMO Short-Duration Collateral Fund	41,019,504
	45,838	GMO Special Purpose Holding Fund(c)	30,253
	69,173	GMO U.S. Treasury Fund	1,729,334
	1,245,601	GMO World Opportunity Overlay Fund	30,268,103

		TOTAL MUTUAL FUNDS (COST $86,480,274)	79,035,661

	SHORT-TERM INVESTMENTS — 1.7%

	Money Market Funds — 0.4%
635,820	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(d)	635,820

	U.S. Government — 1.3%
100,000	U.S. Treasury Bill, 0.18%, due 05/02/13(a)(e)	99,842
1,750,000	U.S. Treasury Bill, 0.16%, due 03/07/13(a)(e)	1,748,002

	Total U.S. Government	1,847,844

	TOTAL SHORT-TERM INVESTMENTS (COST $2,483,035)	2,483,664

	TOTAL INVESTMENTS — 100.9% (Cost $151,809,963)	151,310,153

	Other Assets and Liabilities (net) — (0.9%)	(1,319,737)

	TOTAL NET ASSETS — 100.0%	$149,990,416

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/03/12	Citibank N.A.	AUD	5,600,000	$5,440,339	$(239,004)
7/10/12	Citibank N.A.	CAD	500,000	483,685	548
7/10/12	Deutsche Bank AG	CAD	6,900,000	6,674,861	(294,836)
6/05/12	Citibank N.A.	CHF	1,200,000	1,235,414	(90,893)
6/05/12	Credit Suisse International	CHF	10,000,000	10,295,118	(23,096)
6/12/12	Citibank N.A.	EUR	2,500,000	3,091,361	(65,884)
6/12/12	Deutsche Bank AG	EUR	13,200,000	16,322,386	(927,572)
7/24/12	Barclays Bank PLC	GBP	2,100,000	3,235,778	(81,078)
6/19/12	Citibank N.A.	JPY	890,000,000	11,359,533	342,605
6/26/12	Barclays Bank PLC	NOK	42,700,000	6,977,073	(363,244)
7/31/12	Citibank N.A.	NZD	2,800,000	2,102,461	(6,559)
7/17/12	Barclays Bank PLC	SEK	49,700,000	6,830,248	(284,119)

				$74,048,257	$(2,033,132)

Sales #
7/03/12	Citibank N.A.	AUD	1,600,000	$1,554,383	$79,832
7/10/12	Citibank N.A.	CAD	12,700,000	12,285,615	164,696
6/05/12	Citibank N.A.	CHF	7,600,000	7,824,290	341,292
6/05/12	Credit Suisse International	CHF	3,600,000	3,706,242	266,450
8/07/12	Credit Suisse International	CHF	10,000,000	10,307,318	23,261
8/07/12	Deutsche Bank AG	CHF	200,000	206,146	(14)
6/12/12	Citibank N.A.	EUR	4,700,000	5,811,758	382,455
7/24/12	Citibank N.A.	GBP	4,600,000	7,087,894	130,347
6/19/12	Citibank N.A.	JPY	480,000,000	6,126,490	(135,137)
7/31/12	Deutsche Bank AG	NZD	1,100,000	825,967	(3,167)
7/17/12	Barclays Bank PLC	SEK	26,100,000	3,586,911	85,687

				$59,323,014	$1,335,702

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
9	Australian Government Bond 3 Yr.	June 2012	$970,363	$36,250
96	Euro BOBL	June 2012	15,068,864	253,346
4	Japanese Government Bond 10 Yr. (TSE)	June 2012	7,325,639	12,661
43	U.S. Treasury Bond 30 Yr. (CBT)	September 2012	6,437,906	110,730
54	U.S. Treasury Note 2 Yr. (CBT)	September 2012	11,901,938	6,602
99	U.S. Treasury Note 5 Yr. (CBT)	September 2012	12,294,562	43,015
67	U.S. Treasury Note 10 Yr. (CBT)	September 2012	8,973,813	69,940
19	UK Gilt Long Bond	September 2012	3,526,810	67,508

			$66,499,895	$600,052

Sales
42	Australian Government Bond 10 Yr.	June 2012	$5,177,452	$(359,059)
110	Canadian Government Bond 10 Yr.	September 2012	14,680,826	(137,730)
68	Euro Bund	June 2012	12,277,998	(461,564)
116	Euro Schatz	June 2012	15,891,128	(25,620)

			$48,027,404	$(983,973)

Swap Agreements

Credit Default Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread(1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract(2)	Net Unrealized Appreciation/ (Depreciation)
21,000,000 USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	4.84%	Italy Goverment International Bond	N/A	$1,043,953
15,000,000 USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	5.41%	Italy Goverment International Bond	15,000,000 USD	(2,759,975)

								$(1,716,022)

						Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
3,100,000 CHF	9/19/2022	Citibank N.A.	Receive	1.15%	6 Month CHF LIBOR	$65,022
3,100,000 CHF	9/19/2022	Deutsche Bank AG	Receive	1.15%	6 Month CHF LIBOR	65,022
3,300,000 CHF	9/19/2022	Barclays Bank PLC	Receive	1.15%	6 Month CHF LIBOR	69,217
25,900,000 SEK	9/19/2022	Citibank N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(108,792)
26,300,000 SEK	9/19/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(110,472)
28,000,000 SEK	9/19/2022	Barclays Bank PLC	Receive	2.45%	3 Month SEK STIBOR	117,613
12,000,000 EUR	8/11/2014	Merrill Lynch Capital Services, Inc.	Receive	1.86%	6 Month EUR LIBOR	280,519

						$378,129

			Premiums to (Pay) Receive			$82,881

#	Receive — Fund receives fixed rate and pays variable rate.
(Pay) — Fund pays fixed rate and receives variable rate.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL — Bundesobligationen

CBT — Chicago Board of Trade

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR — London Interbank Offered Rate denominated in Euros.

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 162,405,873	$10,300,280	$(21,396,000)	$(11,095,720)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$6,142,346	$—	$—	$—	$—	$—	$5,988,467
GMO Short-Duration Collateral Fund	46,924,424	—	—	143,679	—	6,387,162	41,019,504
GMO Special Purpose Holding Fund	22,919	—	—		—	—	30,253
GMO U.S. Treasury Fund	5,678,525	7,700,810	11,650,000	809	—	—	1,729,334
GMO World Opportunity Overlay Fund	33,933,220	—	4,040,000	—	—	—	30,268,103

Totals	$92,701,434	$7,700,810	$15,690,000	$144,488	$—	$6,387,162	$79,035,661

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 3.2% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.2% of net assets. The Fund and underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Foreign Government Obligations	$—	$57,959,879	$—	$57,959,879
U.S. Government	—	11,830,949	—	11,830,949

TOTAL DEBT OBLIGATIONS	—	69,790,828	—	69,790,828

Mutual Funds	79,005,408	30,253	—	79,035,661
Short-Term Investments	2,483,664	—	—	2,483,664

Total Investments	81,489,072	69,821,081	—	151,310,153

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	1,817,173	—	1,817,173
Futures Contracts
Interest rate risk	600,052	—	—	600,052
Swap Agreements
Credit risk	—	1,043,953	—	1,043,953
Interest rate risk	—	597,393	—	597,393

Total	$82,089,124	$73,279,600	$—	$155,368,724

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,514,603)	$—	$(2,514,603)
Futures Contracts
Interest rate risk	(983,973)	—	—	(983,973)
Swap Agreements
Credit risk	—	(2,759,975)	—	(2,759,975)
Interest rate risk	—	(219,264)	—	(219,264)

Total	$(983,973)	$(5,493,842)	$—	$(6,477,815)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 27.5% and less then (0.1)% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. During the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in non-U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust interest rate exposure, adjust exposure to certain markets, and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$1,817,173	$—	$—	$—	$1,817,173
Unrealized appreciation on futures contracts*	600,052	—	—	—	—	600,052
Unrealized appreciation on swap agreements	597,393	—	1,043,953	—	—	1,641,346

Total	$1,197,445	$1,817,173	$1,043,953	$—	$—	$4,058,571

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(2,514,603)	$—	$—	$—	$(2,514,603)
Unrealized depreciation on futures contracts*	(983,973)	—	—	—	—	(983,973)
Unrealized depreciation on swap agreements	(219,264)	—	(2,759,975)	—	—	(2,979,239)

Total	$(1,203,237)	$(2,514,603)	$(2,759,975)	$—	$—	$(6,477,815)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Swap agreements
Average amount outstanding	$113,787,302	$105,787,450	$70,835,555

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
671,168	GMO Alpha Only Fund, Class IV	16,463,742
7,099,693	GMO Currency Hedged International Equity Fund, Class III	144,833,743
20,544,165	GMO Emerging Markets Fund, Class VI	205,236,205
2,486,111	GMO Flexible Equities Fund, Class VI	41,368,895
12,761,335	GMO International Core Equity Fund, Class VI	306,272,040
554,130	GMO International Growth Equity Fund, Class IV	11,675,519
7,456,946	GMO International Intrinsic Value Fund, Class IV	131,093,107
31,305,093	GMO Quality Fund, Class VI	712,190,854
16,928	GMO Short-Duration Investment Fund, Class III	141,177
6,794,065	GMO U.S. Core Equity Fund, Class VI	86,964,037

	TOTAL MUTUAL FUNDS (COST $1,658,356,922)	1,656,239,319

	PRIVATE INVESTMENT FUNDS — 0.0%

	Affiliated Issuers — 0.0%
175	GMO SPV I, LLC(a)	42

	TOTAL PRIVATE INVESTMENT FUNDS (COST $0)	42

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
28,619	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	28,619

	TOTAL SHORT-TERM INVESTMENTS (COST $28,619)	28,619

	TOTAL INVESTMENTS — 100.0% (Cost $1,658,385,541)	1,656,267,980

	Other Assets and Liabilities (net) — (0.0%)	(52,094)

	TOTAL NET ASSETS — 100.0%	$1,656,215,886

Notes to Schedule of Investments:

(a)	Underlying investment represents interests in defaulted claims.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,733,437,189	$110,389,857	$(187,559,066)	$(77,169,209)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds managed by GMO during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Alpha Only Fund, Class IV	$16,201,987	$—	$—	$—	$—	$16,463,742
GMO Currency Hedged International Equity Fund, Class III	123,326,682	33,207,252	400,000	—	—	144,833,743
GMO Emerging Markets Fund, Class VI	216,367,860	29,500,000	—	—	—	205,236,205
GMO Flexible Equities Fund, Class VI	63,427,170	2,000,000	18,351,166	—	—	41,368,895
GMO International Core Equity Fund, Class VI	317,912,673	36,589,399	4,635,384	—	—	306,272,040
GMO International Growth Equity Fund, Class IV	33,921,927	400,000	21,393,531	—	—	11,675,519
GMO International Intrinsic Value Fund, Class IV	121,030,322	28,792,661	—	—	—	131,093,107
GMO Quality Fund, Class VI	662,574,369	80,716,103	8,616,885	4,027,671	—	712,190,854
GMO Short-Duration Investment Fund, Class III	140,804	34	—	34	—	141,177
GMO SPV I, LLC	26	—	—	—	—	42
GMO U.S. Core Equity Fund, Class VI	81,964,155	6,879,604	200,000	379,604	—	86,964,037

Totals	$1,636,867,975	$218,085,053	$53,596,966	$4,407,309	$—	$1,656,239,361

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The underlying funds classify such securities as Level 3 (levels defined below).

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	49.3%
Futures Contracts	(0.4)%
Swap Agreements	0.0%^

^	Rounds to 0.0%.

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held indirectly for which no alternative pricing source was available represented less than 0.1% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,656,239,319	$—	$—	$1,656,239,319
Private Investment Fund	—	42	—	42
Short-Term Investments	28,619	—	—	28,619

Total Investments	1,656,267,938	42	—	1,656,267,980

Total	$1,656,267,938	$42	$—	$1,656,267,980

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 0.2% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

Subsequent events

Effective June 30, 2012, the premium on cash purchases was 0.12% of the amount invested and the fee on cash redemptions was 0.12% of the amount redeemed.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.3%

	Canada — 0.9%
5,200	IAMGOLD Corp	55,733

	France — 5.2%
4,226	Legrand SA	127,316
1,823	Societe BIC SA	178,374

	Total France	305,690

	Germany — 10.4%
3,664	Bayer AG (Registered)	232,547
3,893	SAP AG	223,378
11,037	Tom Tailor Holding AG	161,896

	Total Germany	617,821

	Italy — 8.1%
11,403	ENI SPA	219,672
23,368	Finmeccanica SPA*	78,091
10,354	Lottomatica SPA	180,941

	Total Italy	478,704

	Japan — 17.0%
5,400	Daikin Industries Ltd	138,735
40,000	Hitachi Ltd	228,351
4,900	Honda Motor Co Ltd	155,763
12,900	Keihin Corp	192,779
27,500	Mitsubishi Chemical Holdings Corp	121,099
17,800	Nissan Motor Co Ltd	171,192

	Total Japan	1,007,919

	Norway — 4.5%
16,639	ProSafe SE	113,573
4,630	Seadrill Ltd	153,723

	Total Norway	267,296

	Peru — 2.1%
11,700	Cementos Pacasmayo SAA ADR*	127,647

	Russia — 1.9%
11,245	Sberbank Sponsored ADR	111,308

	Spain — 2.2%
7,040	Amadeus IT Holding SA Class A	129,256

	Switzerland — 5.6%
3,185	Novartis AG (Registered)	165,931
507	Syngenta AG (Registered)	163,302

	Total Switzerland	329,233

	United Kingdom — 8.3%
3,773	British American Tobacco Plc	178,333
51,071	Lupus Capital Plc	101,187
6,748	Royal Dutch Shell Plc A Shares (London)	209,747

	Total United Kingdom	489,267

		United States — 28.1%
	9,100	Cisco Systems, Inc.	148,603
	7,200	Comcast Corp-Class A	208,152
	13,200	Dana Holding Corp.	175,824
	11,700	Energy Partners Ltd*	184,743
	5,900	Lazard Ltd-Class A	136,054
	4,200	Navistar International Corp.*	117,348
	11,200	Pfizer, Inc.	244,944
	1,900	Rock-Tenn Co-Class A	98,021
	7,100	RTI International Metals Inc*	149,029
	3,500	Target Corp	202,685

		Total United States	1,665,403

		TOTAL COMMON STOCKS (COST $6,007,932)	5,585,277

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 5.9%

		Time Deposits — 5.9%
USD	50,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.03%, due 06/01/12	50,000
USD	50,000	Barclays (London) Time Deposit, 0.03%, due 06/01/12	50,000
JPY	134,854	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	1,721
EUR	23,942	Citibank (New York) Time Deposit, 0.04%, due 06/01/12	29,605
USD	20,396	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	20,396
USD	50,000	DBS Bank LTD (Singapore) Time Deposit, 0.03%, due 06/01/12	50,000
EUR	40,438	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	50,002
USD	50,000	Royal Bank of Scotland (London) Time Deposit, 0.03%, due 06/01/12	50,000
USD	43,454	STD Charter Bank (London) Time Deposit, 0.03%, due 06/01/12	43,454

		Total Time Deposits	345,178

		TOTAL SHORT-TERM INVESTMENTS (COST $345,178)	345,178

		TOTAL INVESTMENTS — 100.2% (Cost $6,353,110)	5,930,455

		Other Assets and Liabilities (net) — (0.2%)	(9,357)

		TOTAL NET ASSETS — 100.0%	$5,921,098

Notes to Schedule of Investments:

ADR — American Depositary Receipt

*	Non-income producing security.

Currency Abbreviations:

EUR — Euro

JPY — Japanese Yen

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 6,352,462	$114,218	$(536,225)	$(422,007)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	61.2%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Canada	$55,733	$—	$—	$55,733
France	—	305,690	—	305,690
Germany	—	617,821	—	617,821
Italy	—	478,704	—	478,704
Japan	—	1,007,919	—	1,007,919
Norway	—	267,296	—	267,296
Peru	127,647	—	—	127,647
Russia	—	111,308	—	111,308
Spain	—	129,256	—	129,256
Switzerland	—	329,233	—	329,233
United Kingdom	—	489,267	—	489,267
United States	1,665,403	—	—	1,665,403

TOTAL COMMON STOCKS	1,848,783	3,736,494	—	5,585,277

Short-Term Investments	345,178	—	—	345,178

Total Investments	2,193,961	3,736,494	—	5,930,455

Total	$2,193,961	$3,736,494	$—	$5,930,455

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-ther-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 66.1%

	Automobiles & Components — 0.6%
3,160	Bayerische Motoren Werke AG	240,027
9,900	Bridgestone Corp	211,130
16,000	Fuji Heavy Industries Ltd	122,489
30,000	Isuzu Motors Ltd	159,869
10,000	Kinugawa Rubber Industrial Co Ltd	62,539
4,261	Leoni AG	175,174
97,000	Mazda Motor Corp*	123,079
19,218	Peugeot SA	190,200
18,227	Pirelli & C. SPA	181,530
8,549	Renault SA	359,305
11,900	Toyota Motor Corp	457,314
325	Volkswagen AG	49,158

	Total Automobiles & Components	2,331,814

	Banks — 1.3%
5,079	Australia & New Zealand Banking Group Ltd	103,246
110,741	Banca Popolare di Milano Scarl*	42,245
40,350	Banco Bilbao Vizcaya Argentaria SA	230,472
15,438	Banco Espirito Santo SA (Registered)*	8,712
109,822	Banco Popolare SC*	122,502
73,443	Banco Popular Espanol SA	148,435
161,091	Banco Santander SA	858,122
48,237	Bank of Ireland*	5,322
320,750	Barclays Plc	880,014
1,937	BNP Paribas	62,065
5,071	Commonwealth Bank of Australia	243,964
58,623	Intesa Sanpaolo SPA*	61,831
741,072	Lloyds Banking Group Plc*	291,704
207,200	Mizuho Financial Group Inc	302,733
2,279	Raiffeisen Bank International AG	62,921
161,800	Resona Holdings Inc	608,629
4,500	Royal Bank of Canada	224,597
267,617	Royal Bank of Scotland Group Plc*	82,945
5,186	Sapporo Hokuyo Holdings Inc	14,925
3,942	Societe Generale SA*	78,732
8,000	Sumitomo Mitsui Financial Group Inc	233,092
6,247	Swedbank AB A Shares	89,281
26,339	Westpac Banking Corp	519,821

	Total Banks	5,276,310

	Capital Goods — 2.2%
15,800	3M Co.	1,333,678
2,454	Abengoa SA	27,796
2,060	Andritz AG	109,210
162,068	BAE Systems Plc	684,839
4,040	Bunzl Plc	63,799
3,605	DCC Plc	84,748
1,012	Duerr AG	57,089
13,740	European Aeronautic Defence and Space Co NV	460,927
3,807	Fenner Plc	22,219
7,913	Ferrovial SA	75,107
7,965	Fiat Industrial SPA	80,472
62,140	Finmeccanica SPA*	207,660
2,629	Fomento de Construcciones y Contratas SA	33,214
29,000	Fuji Electric Co Ltd	67,248

5,105	GEA Group AG	130,501
13,000	Hanwa Co Ltd	48,013
7,586	IMI Plc	103,974
15,615	Impregilo SPA	62,857
47,800	Itochu Corp	522,824
53,000	Jaya Holdings Ltd*	25,117
3,000	JGC Corp	82,190
15,000	Juki Corp	22,726
96,000	Kajima Corp	250,938
21,824	Koninklijke BAM Groep NV	55,135
53,000	Marubeni Corp	338,351
21,200	Mitsubishi Corp	413,672
10,400	Mitsui & Co Ltd	146,172
27,000	Mitsui Engineering & Shipbuilding Co Ltd	36,077
4,204	Nachi-Fujikoshi Corp	18,630
3,511	NCC AB B Shares	59,273
24,000	Nitto Boseki Co Ltd	69,622
47,000	Obayashi Corp	182,103
44,500	Penta-Ocean Construction Co Ltd	99,942
33,084	Rolls-Royce Holdings Plc*	420,594
714	Safran SA	24,586
851	SGL Carbon SE	32,206
114,300	Sojitz Corp	180,373
51,700	Sumitomo Corp	693,147
98,000	Taisei Corp	238,618
19,500	Toyota Tsusho Corp	359,099
6,000	Tsugami Corp	50,128
5,365	Weir Group Plc (The)	128,353
5,806	Wolseley Plc	198,221
65,000	Yangzijiang Shipbuilding Holdings Ltd	51,895
1,264	Zodiac Aerospace	123,336

	Total Capital Goods	8,476,679

	Commercial & Professional Services — 0.1%
7,944	Aggreko Plc	270,091
1,147	Campbell Brothers Ltd	64,887
1,940	Tomra Systems ASA	13,441

	Total Commercial & Professional Services	348,419

	Consumer Durables & Apparel — 0.6%
3,376	Adidas AG	252,092
33,147	Billabong International Ltd	61,852
12,826	Burberry Group Plc	271,393
12,000	Gunze Ltd	30,918
170,000	Haseko Corp*	110,336
5,000	Look Inc	24,869
943	LVMH Moet Hennessy Louis Vuitton SA	139,583
8,200	Namco Bandai Holdings Inc	99,493
7,400	Nike, Inc.-Class B	800,532
5,000	Nikon Corp	138,619
4,900	Sankyo Co Ltd	235,852
29,000	SxL Corp*	53,000
1,050	Tod’s SPA	103,837
52,567	Unitika Ltd*	27,452
31,000	Yue Yuen Industrial Holdings Ltd	96,704

	Total Consumer Durables & Apparel	2,446,532

	Consumer Services — 0.7%
34	Accordia Golf Co Ltd	20,858

23,400	McDonald’s Corp.	2,090,556
108,000	Melco International Development Ltd*	90,164
15,003	OPAP SA*	79,903
2,241	Paddy Power Plc	144,157
19,700	Round One Corp	103,761
35,159	TABCORP Holdings Ltd	99,243
43,140	Thomas Cook Group Plc	12,554
43,844	William Hill Plc	183,227

	Total Consumer Services	2,824,423

	Diversified Financials — 0.3%
48,132	3i Group Plc	130,078
8,802	Aberdeen Asset Management Plc	33,071
4,168	Azimut Holding SPA	38,749
5,800	Credit Saison Co Ltd	110,615
43,276	ING Groep NV*	250,391
9,818	Investor AB B Shares	172,010
2,235	Macquarie Group Ltd	58,597
3,500	Marfin Investment Group Holdings SA*	995
3,010	Mitsubishi UFJ Lease & Finance Co Ltd	112,692
37,000	Singapore Exchange Ltd	176,942
21,272	SNS REAAL NV*	29,767
10,981	Tullett Prebon Plc	46,531
1,613	Wendel SA	106,113

	Total Diversified Financials	1,266,551

	Energy — 6.4%
2,478	Aker Solutions ASA	32,751
496,741	BP Plc	3,019,685
12,800	Canadian Natural Resources Ltd	367,573
53,400	Chevron Corp.	5,249,754
14,217	Cove Energy Plc*	57,112
11,290	Enbridge Inc	446,091
26,100	Encana Corp	521,570
85,411	ENI SPA	1,645,387
36,300	Exxon Mobil Corp.	2,854,269
75,085	Ezra Holdings Ltd*	55,056
4,300	Husky Energy Inc	97,045
26	Inpex Corp	150,099
144,600	JX Holdings Inc	733,106
5,919	Neste Oil OYJ	54,634
8,608	OMV AG	234,886
16,568	Repsol YPF SA	248,729
7,613	Rockhopper Exploration Plc*	35,538
87,510	Royal Dutch Shell Plc-A Shares	2,720,053
34,151	Royal Dutch Shell Plc-B Shares	1,097,752
5,433	TGS Nopec Geophysical Co ASA	136,095
9,000	TonenGeneral Sekiyu KK	81,898
122,093	Total SA	5,262,087

	Total Energy	25,101,170

	Food & Staples Retailing — 2.4%
34,900	Aeon Co Ltd	422,915
800	Alimentation Couche Tard Inc.-Class B	31,641
1,661	Colruyt SA	66,709
1,030	Delhaize Group SA	37,494
18,536	Distribuidora Internacional de Alimentacion SA*	81,273
5,526	Jeronimo Martins SGPS SA	98,115
3,000	Lawson Inc	210,163

2,800	Metro Inc	138,285
942	Rallye SA	26,881
8,100	Seven & I Holdings Co Ltd	243,552
29,800	Sysco Corp.	831,718
230,498	Tesco Plc	1,075,706
21,500	UNY Co Ltd	223,601
2,400	Walgreen Co.	73,248
83,900	Wal–Mart Stores, Inc.	5,522,298
9,965	Wesfarmers Ltd	283,185

	Total Food & Staples Retailing	9,366,784

	Food, Beverage & Tobacco — 11.2%
25,016	Anheuser-Busch InBev NV	1,692,576
5,800	Asahi Group Holdings Ltd	123,846
74,883	British American Tobacco Plc	3,539,382
15,218	C&C Group Plc	64,557
112,000	Coca-Cola Co. (The)	8,369,760
5,232	CSM	86,979
14,807	Davide Campari-Milano SPA	94,425
28,883	Diageo Plc	688,175
3,900	Fuji Oil Co Ltd	50,048
907,000	Golden Agri-Resources Ltd	455,888
178,753	Goodman Fielder Ltd	102,983
8,250	Imperial Tobacco Group Plc	298,455
674	Japan Tobacco Inc	3,750,326
4,350	Kerry Group Plc Class A	187,568
20,800	Lorillard, Inc.	2,570,880
1,400	MEIJI Holdings Co Ltd	58,277
12,900	Monster Beverage Corp.*	936,540
76,480	Nestle SA (Registered)	4,339,814
73,500	PepsiCo, Inc.	4,986,975
1,027	Pernod-Ricard SA	100,307
97,200	Philip Morris International, Inc.	8,214,372
9,458	Premier Foods Plc*	15,918
5,553	SABMiller Plc	205,228
6,238	Suedzucker AG	189,655
13,482	Tate & Lyle Plc	139,870
91,907	Unilever NV	2,887,284

	Total Food, Beverage & Tobacco	44,150,088

	Health Care Equipment & Services — 3.1%
100	Baxter International, Inc.	5,062
796	Cie Generale d’Optique Essilor International SA	68,056
69,300	Express Scripts Holding Co.*	3,616,767
1,939	Fresenius Medical Care AG & Co KGaA	128,716
2,597	Fresenius SE & Co KGaA	245,750
279	GN Store Nord A/S	3,281
1,400	Henry Schein, Inc.*	104,034
200	Intuitive Surgical, Inc.*	104,620
4,500	Laboratory Corp. of America Holdings*	374,760
200	Lincare Holdings, Inc.	4,586
3,304	Medipal Holdings Corp	41,855
46,200	Medtronic, Inc.	1,702,008
4,600	Nichii Gakkan Co	44,933
6,841	Nipro Corp	39,221
12,200	Quest Diagnostics, Inc.	694,180
3,008	Smith & Nephew Plc	28,141
45,700	UnitedHealth Group, Inc.	2,548,689

36,600	Zimmer Holdings, Inc.	2,219,790

	Total Health Care Equipment & Services	11,974,449

	Household & Personal Products — 2.2%
12,300	Church & Dwight Co., Inc.	654,852
37,100	Colgate–Palmolive Co.	3,646,930
10,400	Kao Corp	268,634
62,100	Procter & Gamble Co. (The)	3,868,209
2,700	Unicharm Corp	145,891

	Total Household & Personal Products	8,584,516

	Insurance — 0.5%
41,379	Aegon NV	174,684
19,800	AIA Group Ltd	64,374
24,245	Aviva Plc	98,402
18,747	Fondiaria-Sai SPA*	22,674
82,996	Fortis	131,798
6,934	Lancashire Holdings Ltd	80,663
10,400	Manulife Financial Corp	112,070
8,770	Mediolanum SPA	25,512
960	Muenchener Rueckversicherungs AG (Registered)	119,398
58,867	QBE Insurance Group Ltd	708,876
13,300	Sun Life Financial Inc	274,537
583	Zurich Financial Services AG*	119,837

	Total Insurance	1,932,825

	Materials — 1.1%
2,901	Arkema SA	191,496
1,689	BASF SE	118,533
287,124	BlueScope Steel Ltd*	96,313
8,116	Boliden AB	104,099
20,013	CRH Plc	338,673
33,000	DIC Corp	60,390
6,700	First Quantum Minerals Ltd	117,348
28,419	Fletcher Building Ltd	134,680
12,454	Iluka Resources Ltd	162,190
12,200	JFE Holdings Inc	197,124
37,000	Kobe Steel Ltd	44,232
753	Lanxess AG	50,311
32	Linde AG	4,934
2,800	Methanex Corp	78,292
52,500	Mitsubishi Chemical Holdings Corp	231,190
18,012	Mitsui Mining & Smelting Co Ltd	40,785
85,000	Nippon Light Metal Co Ltd	113,647
6,900	Nippon Paper Group Inc	106,300
108,000	Nippon Steel Corp	241,662
3,675	Norddeutsche Affinerie AG	168,384
144,712	OneSteel Ltd	148,511
2,127	Randgold Resources Ltd	169,581
38,344	Resolute Mining Ltd*	56,493
16,012	Rio Tinto Plc	688,892
2,657	Salzgitter AG	113,987
5,700	Sherritt International Corp	28,090
41,193	Sumitomo Light Metal Industries Ltd	41,441
166,000	Taiheiyo Cement Corp	336,350
13,000	Toray Industries Inc	86,778
4,722	Voestalpine AG	118,522

3,000	Zeon Corp	22,978

	Total Materials	4,412,206

	Media — 0.2%
707	Artprice.com*	21,598
33,820	ITV Plc	38,186
5,527	Lagardere SCA	131,022
7,841	Pearson Plc	137,840
54,000	Singapore Press Holdings Ltd	158,223
5,582	Trinity Mirror Plc*	2,197
8,681	WPP Plc	103,932

	Total Media	592,998

	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
77,900	Abbott Laboratories	4,813,441
15,200	Amgen, Inc.	1,056,704
13,500	Astellas Pharma Inc	530,138
93,960	AstraZeneca Plc	3,795,524
100	Bristol–Myers Squibb Co.	3,334
7,300	Eisai Co Ltd	297,693
1,200	Eli Lilly & Co.	49,140
208,777	GlaxoSmithKline Plc	4,626,299
8,916	Grifols SA*	202,393
150,500	Johnson & Johnson	9,395,715
26,100	Merck & Co., Inc.	980,838
67,204	Novartis AG (Registered)	3,501,176
4,219	Novo Nordisk A/S-Class B	564,004
2,800	Ono Pharmaceutical Co Ltd	157,991
344,900	Pfizer, Inc.	7,542,963
6,469	Recordati SPA	42,491
20,211	Roche Holding AG	3,163,015
71,889	Sanofi	4,896,874
7,998	Shire Plc	225,566
600	Taisho Pharmaceutical Holdings Co Ltd	44,770
43,300	Takeda Pharmaceutical Co Ltd	1,809,705

	Total Pharmaceuticals, Biotechnology & Life Sciences	47,699,774

	Real Estate — 0.7%
37	Advance Residence Investment Corp REIT	68,222
8,891	Africa Israel Investments Ltd*	27,853
66,000	Daikyo Inc	144,964
7,800	Daito Trust Construction Co Ltd	686,687
195,312	Dexus Property Group REIT	178,579
56,583	Goodman Group REIT	186,153
90,272	GPT Group REIT	285,192
48,716	Investa Office Fund REIT	127,670
36,200	Leopalace21 Corp*	97,908
91,542	Mirvac Group REIT	109,675
103,191	Stockland REIT	320,160
13,500	Swire Pacific Ltd Class A	145,359
52,000	Tokyo Tatemono Co Ltd*	167,056
823	Unibail-Rodamco SE REIT	136,223
1,720	Wereldhave NV REIT	104,880

	Total Real Estate	2,786,581

	Retailing — 2.2%
976	ASOS Plc*	26,344
14,100	Daiei Inc (The)*	34,886
2,100	Don Quijote Co Ltd	75,363

267,737	DSG International Plc*	58,972
73,200	Esprit Holdings Ltd	117,744
1,500	Fast Retailing Co Ltd	334,070
4,939	Halfords Group Plc	18,450
2,400	Hikari Tsushin Inc	89,844
102,014	Home Retail Group Plc	123,241
3,442	Inditex SA	284,743
6,947	JB Hi-Fi Ltd	62,026
7,200	K’s Holdings Corp	180,538
49,738	Kesa Electricals Plc	37,787
3,786	Kohnan Shoji Co Ltd	48,687
28,700	Lowe’s Cos., Inc.	766,864
10,805	Next Plc	505,306
2,900	Nitori Co Ltd	261,943
55,202	Pacific Brands Ltd	29,843
3,495	Point Inc	125,717
2,900	Ryohin Keikaku Co Ltd	148,284
3,200	Sanrio Co Ltd	103,440
76,500	Target Corp.	4,430,115
1,480	USS Co Ltd	149,921
12,458	WH Smith Plc	92,631
9,950	Yamada Denki Co Ltd	498,116

	Total Retailing	8,604,875

	Semiconductors & Semiconductor Equipment — 0.1%
4,113	ARM Holdings Plc	32,183
6,225	ASML Holding NV	285,210
936	Mellanox Technologies Ltd*	55,691
5,400	Shinko Electric Industries Co Ltd	38,880

	Total Semiconductors & Semiconductor Equipment	411,964

	Software & Services — 8.3%
2,200	Capcom Co Ltd	42,346
6,500	Dena Co Ltd	135,506
10,700	Google, Inc.-Class A*	6,215,202
5,800	Gree Inc	92,884
20,800	International Business Machines Corp.	4,012,320
2,300	Kakaku.com Inc	71,739
6,300	Konami Corp	132,582
4,600	Mastercard, Inc.-Class A	1,869,946
247,800	Microsoft Corp.	7,233,282
13,107	NET One Systems Co Ltd	180,738
1,600	Nintendo Co Ltd	185,227
304,900	Oracle Corp.	8,070,703
5,157	Playtech Ltd	27,711
33,161	SAP AG	1,902,763
1,591	Software AG	47,369
3,010	Telecity Group Plc*	38,078
2,249	Tieto Oyj	34,284
19,400	Visa Inc.-Class A	2,234,880
787	Yahoo! Japan Corp	228,753

	Total Software & Services	32,756,313

	Technology Hardware & Equipment — 5.1%
13,600	Alps Electric Co Ltd	100,775
15,000	Anritsu Corp	160,729
12,000	Apple, Inc.*	6,932,760
305,100	Cisco Systems, Inc.	4,982,283
25,000	Daiwabo Holdings Co Ltd	46,241

210,400	Hewlett-Packard Co.	4,771,872
7,000	Nippon Chemi-Con Corp*	20,714
91,891	Nokia Oyj	241,295
22,000	Oki Electric Industry Co Ltd*	30,474
38,800	Qualcomm, Inc.	2,223,628
16,200	Research in Motion Ltd*	167,827
13,000	Ricoh Co Ltd	94,155
5,505	Spectris Plc	136,781
3,300	Taiyo Yuden Co Ltd	28,997
5,000	Venture Corp Ltd	30,855
11	Wacom Co Ltd/Japan	21,958

	Total Technology Hardware & Equipment	19,991,344

	Telecommunication Services — 2.7%
6,700	BCE Inc	267,390
6,646	Belgacom SA	175,257
203,615	BT Group Plc	647,777
33,835	Chorus Ltd*	83,086
17,611	France Telecom SA	221,184
17,729	Jazztel Plc*	97,675
139	KDDI Corp	858,287
16,000	M1 Ltd/Singapore	30,373
23,900	Nippon Telegraph & Telephone Corp	1,029,008
1,036	NTT DoCoMo Inc	1,652,773
5,456	Partner Communications Co Ltd	24,945
253,000	Singapore Telecommunications Ltd	607,108
213,049	Telecom Corp of New Zealand Ltd	415,045
273,549	Telecom Italia SPA	226,026
112,069	Telefonica SA	1,247,463
285,919	Telstra Corp Ltd	989,213
265,209	Terna SPA	181,167
22,040	Vivendi SA	356,784
614,718	Vodafone Group Plc	1,639,442

	Total Telecommunication Services	10,750,003

	Transportation — 0.4%
26,144	Air France-KLM*	110,188
4,965	BBA Aviation Plc	14,804
3,000	Canadian National Railway Co	245,321
14,000	Daiichi Chuo KK*	15,641
3,673	Deutsche Lufthansa AG	38,690
2,800	East Japan Railway Co	166,483
32,843	Firstgroup Plc	106,873
98,000	Kawasaki Kisen Kaisha Ltd*	180,004
68,000	Mitsui OSK Lines Ltd	238,912
69,000	Nippon Yusen KK	184,022
127,000	Pacific Basin Shipping Ltd	56,337
39,529	Qantas Airways Ltd*	57,314
2,200	West Japan Railway Co	86,291
2,300	Yamato Holdings Co Ltd	35,721

	Total Transportation	1,536,601

	Utilities — 1.5%
50,000	CLP Holdings Ltd	407,991
22,911	Drax Group Plc	193,676
100,648	E. On AG	1,845,872
77,381	EDP - Energias de Portugal SA	160,697
423,407	Enel SPA	1,207,591
28,730	Gas Natural SDG SA	312,264

40,500	Hong Kong Electric Holdings Ltd	282,447
98,060	Iberdrola SA	373,367
29,000	Osaka Gas Co Ltd	113,605
12,376	Public Power Corp SA	20,204
15,355	RWE AG	562,589
8,362	Scottish & Southern Energy Plc	170,813
7,116	Snam SPA	28,787
28,059	Terna Rete Elettrica Nazionale SPA	93,887
4,000	Tokyo Electric Power Co Inc (The)*	8,062

	Total Utilities	5,781,852

	TOTAL COMMON STOCKS (COST $277,626,711)	259,405,071

	PREFERRED STOCKS — 0.1%

	Automobiles & Components — 0.1%
9,009	Porsche Automobil Holding SE 1.89%	464,139

	Capital Goods — 0.0%
2,700,562	Rolls Royce Holdings Plc*	4,162

	Household & Personal Products — 0.0%
1,100	Henkel AG & Co KGaA 1.48%	71,861

	TOTAL PREFERRED STOCKS (COST $621,418)	540,162

	RIGHTS/WARRANTS — 0.0%

	Capital Goods — 0.0%
7,965	Fiat Industrial SPA Rights, Expires 06/20/12 *	—
7,965	Fiat Industrial SPA Rights, Expires 06/20/12 *	—

	Total Capital Goods	—

	Telecommunication Services — 0.0%
97,885	Telefonica SA Rights, Expires 06/01/12 *	28,443

	Utilities — 0.0%
28,730	Gas Natural SDG SA Rights, Expires 06/13/12 *	16,555

	TOTAL RIGHTS/WARRANTS (COST $52,221)	44,998

	INVESTMENT FUNDS — 11.8%
1,217,400	Vanguard Emerging Markets ETF (a)	46,285,548

	TOTAL INVESTMENT FUNDS (COST $51,507,961)	46,285,548

	MUTUAL FUNDS — 12.7%

	Affiliated Issuers — 12.7%
2,000,150	GMO U.S. Treasury Fund	50,003,747

	TOTAL MUTUAL FUNDS (COST $50,003,747)	50,003,747

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 9.2%

	Money Market Funds — 4.8%
18,797,508	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	18,797,508

	Time Deposits — 4.4%
17,197,145	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	17,197,145

	TOTAL SHORT-TERM INVESTMENTS (COST $35,994,653)	35,994,653

	TOTAL INVESTMENTS — 99.9% (Cost $415,806,711)	392,274,179

	Other Assets and Liabilities (net) — 0.1%	475,939

	TOTAL NET ASSETS — 100.0%	$392,750,118

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/04/12	Brown Brothers Harriman & Co.	BRL	1,085,625	$538,278	$(79,432)
6/26/12	State Street Bank and Trust Company	JPY	124,590,000	1,590,318	40,787
6/07/12	Brown Brothers Harriman & Co.	KRW	426,199,725	361,034	(18,316)
6/26/12	Deutsche Bank AG	SGD	1,511,453	1,172,974	(37,137)

				$3,662,604	$(94,098)

Sales #
6/26/12	Bank of America N.A.	AUD	609,000	$592,020	$36,407
6/26/12	Bank of New York Mellon	AUD	814,000	791,304	47,466
6/26/12	Brown Brothers Harriman & Co.	AUD	1,127,899	1,096,451	64,428
6/26/12	Goldman Sachs International	AUD	805,000	782,555	49,320
6/26/12	JPMorgan Chase Bank N.A.	AUD	555,428	539,941	31,990
6/26/12	Morgan Stanley & Co. International PLC	AUD	1,171,000	1,138,350	64,534
6/26/12	State Street Bank and Trust Company	AUD	1,022,379	993,873	58,288
6/26/12	Bank of New York Mellon	CAD	35,240	34,101	1,524

6/26/12	Brown Brothers Harriman & Co.	CAD	112,620	108,979	4,624
6/26/12	Deutsche Bank AG	CAD	11,551	11,177	485
6/26/12	Goldman Sachs International	CAD	639,684	619,002	28,131
6/26/12	State Street Bank and Trust Company	CAD	1,093,000	1,057,661	38,760
6/26/12	Bank of America N.A.	CHF	952,900	981,357	61,694
6/26/12	Bank of New York Mellon	CHF	1,177,658	1,212,827	74,442
6/26/12	Deutsche Bank AG	CHF	144,296	148,605	9,044
6/26/12	Goldman Sachs International	CHF	168,525	173,558	11,046
6/26/12	JPMorgan Chase Bank N.A.	CHF	279,061	287,395	17,818
6/26/12	Morgan Stanley & Co. International PLC	CHF	2,047,521	2,108,668	133,982
6/26/12	State Street Bank and Trust Company	CHF	1,323,966	1,363,504	90,165
6/26/12	Brown Brothers Harriman & Co.	DKK	3,483,796	579,904	34,447
6/26/12	Deutsche Bank AG	DKK	113,638	18,916	1,136
6/26/12	Goldman Sachs International	DKK	6,546,621	1,089,734	68,014
6/26/12	State Street Bank and Trust Company	DKK	632,406	105,269	6,421
6/26/12	Bank of America N.A.	EUR	3,777,413	4,671,229	295,937
6/26/12	Bank of New York Mellon	EUR	1,641,756	2,030,230	126,315
6/26/12	Barclays Bank PLC	EUR	1,171,000	1,448,083	82,695
6/26/12	Brown Brothers Harriman & Co.	EUR	5,623,049	6,953,581	418,517
6/26/12	Deutsche Bank AG	EUR	1,233,336	1,525,169	94,127
6/26/12	JPMorgan Chase Bank N.A.	EUR	763,827	944,565	58,999
6/26/12	Morgan Stanley & Co. International PLC	EUR	1,234,135	1,526,157	97,652
6/26/12	State Street Bank and Trust Company	EUR	1,001,463	1,238,430	76,841
6/26/12	Bank of America N.A.	GBP	646,801	996,755	33,969
6/26/12	Bank of New York Mellon	GBP	1,272,404	1,960,843	69,237
6/26/12	Barclays Bank PLC	GBP	556,286	857,266	29,629
6/26/12	Brown Brothers Harriman & Co.	GBP	801,180	1,234,661	40,593

6/26/12	Deutsche Bank AG	GBP	2,394,896	3,690,663	123,975
6/26/12	Goldman Sachs International	GBP	736,807	1,135,459	38,105
6/26/12	JPMorgan Chase Bank N.A.	GBP	946,893	1,459,213	50,869
6/26/12	Morgan Stanley & Co. International PLC	GBP	1,643,224	2,532,296	85,087
6/26/12	State Street Bank and Trust Company	GBP	846,000	1,303,731	45,004
6/26/12	Bank of New York Mellon	HKD	858,067	110,560	59
6/26/12	Brown Brothers Harriman & Co.	HKD	417,460	53,789	28
6/26/12	Bank of America N.A.	JPY	133,025,000	1,697,986	(68,822)
6/26/12	Bank of New York Mellon	JPY	113,778,360	1,452,314	(41,092)
6/26/12	Brown Brothers Harriman & Co.	JPY	216,740,290	2,766,562	(77,276)
6/26/12	Goldman Sachs International	JPY	124,218,079	1,585,571	(47,152)
6/26/12	JPMorgan Chase Bank N.A.	JPY	129,460,000	1,652,481	(44,336)
6/26/12	Morgan Stanley & Co. International PLC	JPY	211,844,000	2,704,064	(80,391)
6/26/12	State Street Bank and Trust Company	JPY	402,933,324	5,143,206	(140,465)
6/26/12	Goldman Sachs International	NOK	4,742,006	774,832	49,740
6/26/12	JPMorgan Chase Bank N.A.	NOK	5,530,870	903,730	56,657
6/26/12	State Street Bank and Trust Company	NOK	4,324,300	706,580	44,467
6/26/12	Bank of New York Mellon	NZD	186,992	140,719	11,849
6/26/12	JPMorgan Chase Bank N.A.	NZD	97,248	73,183	6,180
6/26/12	Bank of America N.A.	SEK	303,850	41,791	3,080
6/26/12	Brown Brothers Harriman & Co.	SEK	634,661	87,290	6,245
6/26/12	Deutsche Bank AG	SEK	132,579	18,235	1,314
6/26/12	State Street Bank and Trust Company	SEK	134,437	18,490	1,339

				$71,274,865	$2,383,141

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
5	DAX	June 2012	$968,341	$(76,402)
11	FTSE 100	June 2012	897,695	(58,711)
20	FTSE/MIB	June 2012	1,595,370	(293,194)
6	MSCI Singapore	June 2012	295,239	(349)
20	TOPIX	June 2012	1,822,549	(252,905)

			$5,579,194	$(681,561)

Sales
19	S&P TSE 60 Index	June 2012	$2,405,175	$120,875
8	SPI 200	June 2012	788,328	36,737

			$3,193,503	$157,612

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

KRW — South Korean Won

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 416,088,687	$1,615,992	$(25,430,500)	$ (23,814,508)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$—	$50,003,747	$—	$3,747	$—	$50,003,747

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

GMO Implementation Fund (the “Fund”) commenced operations on March 1, 2012.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	29.5%
Futures Contracts	(0.2)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On May 31, 2012 the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$5,055,986	$—		$5,055,986
Austria	—	525,539	—		525,539
Belgium	—	2,103,834	—		2,103,834
Canada	3,117,677	—	—		3,117,677
Denmark	—	567,285	—		567,285
Finland	—	330,213	—		330,213
France	—	13,067,550	—		13,067,550
Germany	—	6,473,198	—		6,473,198
Greece	—	101,102	—		101,102
Hong Kong	—	1,261,120	—		1,261,120
Ireland	—	825,025	—		825,025
Israel	—	108,489	—		108,489
Italy	—	4,469,630	—		4,469,630
Japan	—	27,532,827	—		27,532,827
Netherlands	—	3,874,330	—		3,874,330
New Zealand	—	632,811	—		632,811
Norway	—	182,287	—		182,287
Portugal	—	267,524	—		267,524
Singapore	—	1,591,457	—		1,591,457
Spain	—	4,221,053	—		4,221,053
Sweden	—	424,664	—		424,664
Switzerland	—	11,123,842	—		11,123,842
United Kingdom	—	30,582,573	—		30,582,573
United States	140,965,055	—	—		140,965,055

TOTAL COMMON STOCKS	144,082,732	115,322,339	—		259,405,071

Preferred Stocks
Germany	—	536,000	—		536,000
United Kingdom	—	4,162	—		4,162

TOTAL PREFERRED STOCK	—	540,162	—		540,162

Investment Funds	46,285,548	—	—		46,285,548
Mutual Funds	50,003,747	—	—		50,003,747
Rights/Warrants
Italy	—	—	0	*	0	*
Spain	—	44,998	—		44,998

TOTAL RIGHTS/WARRANTS	—	44,998	0	*	44,998

Short-Term Investments	35,994,653	—	—		35,994,653

Total Investments	276,366,680	115,907,499	0	*	392,274,179

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	2,923,462	—		2,923,462
Futures Contracts
Equity Risk	120,875	36,737	—		157,612

Total	$276,487,555	$118,867,698	$0	*	$395,355,253

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(634,419)	$—	$(634,419)
Futures Contracts
Equity Risk	—	(681,561)	—	(681,561)

Total	$—	$(1,315,980)	$—	$(1,315,980)

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Real Estate Risk — To the extent the Fund invests in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that a loss on a short sale of securities that the Fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis. This risk is particularly pronounced for the Fund because one shareholder, GMO Benchmark-Free Allocation Fund, is expected to own 100% of the Fund.

• Fund of Funds Risk — The Fund may invest in shares of other investment companies, including other GMO Funds, money market funds and ETFs (for purposes of this risk disclosure, “underlying Funds”), and is indirectly exposed to all of the risks applicable to the underlying Funds, including the risk that the underlying Funds do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjusted exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$44,998	$—	$44,998
Unrealized appreciation on forward currency contracts	—	2,923,462	—	—	—	2,923,462
Unrealized appreciation on future contracts*	—	—	—	157,612	—	157,612

Total	$—	$2,923,462	$—	$202,610	$—	$3,126,072

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(634,419)	$—	$—	$—	$(634,419)
Unrealized depreciation on futures contracts*	—	—	—	(681,561)	—	(681,561)

Total	$—	$(634,419)	$—	$(681,561)	$—	$(1,315,980)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currecny contracts, futures contracts, rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants
Average amount outstanding	$73,866,297	$18,226,364	$15,055

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)/ Shares	Description	Value ($)
	DEBT OBLIGATIONS — 35.6%

	U.S. Government — 35.6%
541,825	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14(a)	563,286
1,273,272	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40(a)	1,843,260
2,026,520	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/22(a)	2,159,826
2,189,988	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25(a)	2,923,463
2,170,040	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(a) (d)	2,188,351

	Total U.S. Government	9,678,186

	TOTAL DEBT OBLIGATIONS (COST $9,014,393)	9,678,186

	MUTUAL FUNDS — 56.0%

	Affiliated Issuers — 56.0%
103,357	GMO Emerging Country Debt Fund, Class IV	965,351
1,338,468	GMO Short-Duration Collateral Fund	6,973,418
28,918	GMO Special Purpose Holding Fund(b)	19,086
72,289	GMO U.S. Treasury Fund	1,807,231
223,733	GMO World Opportunity Overlay Fund	5,436,706

	Total Affiliated Issuers	15,201,792

	TOTAL MUTUAL FUNDS (COST $13,926,587)	15,201,792

	SHORT-TERM INVESTMENTS — 5.9%

	Money Market Funds — 2.0%
536,409	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(c)	536,409

	U.S. Government — 3.9%
1,050,000	U.S. Treasury Bill, 0.14%, due 10/18/12(d)(e)	1,049,524

	TOTAL SHORT-TERM INVESTMENTS (COST $1,585,971)	1,585,933

	TOTAL INVESTMENTS — 97.5% (Cost $24,526,951)	26,465,911

	Other Assets and Liabilities (net) — 2.5%	684,648

	TOTAL NET ASSETS — 100.0%	$27,150,559

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/03/12	Citibank N.A.	AUD	700,000	$680,043	$(24,170)
7/10/12	Citibank N.A.	CAD	100,000	96,737	110
7/10/12	Deutsche Bank AG	CAD	1,600,000	1,547,794	(68,368)
6/05/12	Citibank N.A.	CHF	100,000	102,951	(7,574)

6/05/12	Credit Suisse International	CHF	1,800,000	1,853,121	(4,157)
6/12/12	Citibank N.A.	EUR	300,000	370,963	(6,995)
7/24/12	Barclays Bank PLC	GBP	500,000	770,423	(19,304)
6/19/12	Citibank N.A.	JPY	50,000,000	638,176	15,937
6/26/12	Barclays Bank PLC	NOK	7,700,000	1,258,161	(65,095)
7/31/12	Citibank N.A.	NZD	500,000	375,440	(760)
7/17/12	Barclays Bank PLC	SEK	8,000,000	1,099,436	(44,502)

				$8,793,245	$(224,878)

Sales #
7/03/12	Citibank N.A.	AUD	200,000	$194,298	$10,958
7/10/12	Citibank N.A.	CAD	2,300,000	2,224,954	29,730
6/05/12	Citibank N.A.	CHF	1,300,000	1,338,365	57,066
6/05/12	Credit Suisse International	CHF	600,000	617,707	44,409
8/07/12	Credit Suisse International	CHF	1,800,000	1,855,317	4,187
8/07/12	Deutsche Bank AG	CHF	100,000	103,073	(7)
6/12/12	Citibank N.A.	EUR	600,000	741,927	47,384
6/12/12	Deutsche Bank AG	EUR	1,600,000	1,978,471	105,354
7/24/12	Citibank N.A.	GBP	800,000	1,232,677	22,414
6/19/12	Citibank N.A.	JPY	90,000,000	1,148,717	(29,753)
7/31/12	Deutsche Bank AG	NZD	200,000	150,176	(576)
7/17/12	Barclays Bank PLC	SEK	4,600,000	632,176	14,805

				$12,217,858	$305,971

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
1	Japanese Government Bond 10 Yr. (TSE)	June 2012	$1,831,410	$2,017
9	UK Gilt Long Bond	September 2012	1,670,594	31,977
4	U.S. Treasury Note 10 Yr. (CBT)	September 2012	535,750	4,176

			$4,037,754	$38,170

Sales
8	Australian Government Bond 10 Yr.	June 2012	$986,181	$(71,092)
1	Euro BOBL	June 2012	156,967	(1,449)
12	Euro Bund	June 2012	2,166,706	(104,000)
1	Euro SCHATZ	June 2012	136,992	(194)
17	Canadian Government Bond 10 Yr.	September 2012	2,268,855	(21,212)
4	U.S. Treasury Note 2 Yr. (CBT)	September 2012	881,625	(512)
1	U.S. Treasury Bond 30 Yr. (CBT)	September 2012	149,719	(2,581)

			$6,747,045	$(201,040)

Swap Agreements

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,400,000 CHF	9/19/2022	Barclays Bank PLC	Receive	1.15%	6 Month CHF LIBOR	$29,364
4,400,000 SEK	9/19/2022	Barclays Bank PLC	Receive	2.45%	3 Month SEK STIBOR	18,482
4,600,000 SEK	9/19/2022	Citibank N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(19,322)
4,800,000 SEK	9/19/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.45%	3 Month SEK STIBOR	(20,162)

						$8,362

				Premiums to (Pay) Receive		$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
16,000,000 USD	7/12/2012	Barclays Bank PLC	0.3% of notional amount	Barclays TIPS Total Return Index(a)	$662,342

			Premiums to (Pay) Receive		$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIPS — Treasury Inflation Protected Securities

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 50,162,479	$ —	$(23,696,568)	$(23,696,568)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$990,156	$—	$—	$—	$—	$—	$965,351
GMO Short- Duration Collateral Fund	7,977,269	—	—	24,426	—	1,085,833	6,973,418
GMO Special Purpose Holding Fund	14,459	—	—	—	—	—	19,086
GMO U.S. Treasury Fund	906,921	900,310	—	310	—	—	1,807,231
GMO World Opportunity Overlay Fund	5,369,586	—	—	—	—	—	5,436,706

Totals	$15,258,391	$900,310	$—	$24,736	$—	$1,085,833	$15,201,792

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the underlying funds’ fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 3.0% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.1% of net assets. The Fund and/or underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$9,678,186	$—	$9,678,186

TOTAL DEBT OBLIGATIONS	—	9,678,186	—	9,678,186

Mutual Funds	15,182,706	19,086	—	15,201,792
Short-Term Investments	1,585,933	—	—	1,585,933

Total Investments	16,768,639	9,697,272	—	26,465,911

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	352,354	—	352,354
Futures Contracts
Interest rate risk	38,170	—	—	38,170
Swap Agreements
Interest rate risk	—	710,188	—	710,188

Total	$16,806,809	$10,759,814	$—	$27,566,623

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(271,261)	$—	$(271,261)
Futures Contracts
Interest rate risk	(201,040)	—	—	(201,040)
Swap Agreements
Interest rate risk	—	(39,484)	—	(39,484)

Total	$(201,040)	$(310,745)	$—	$(511,785)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 26.1% and 0.3% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. During the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads. In addition, increases in real interest rates may not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in non –U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust interest rate exposure, and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$352,354	$—	$—	$—	$352,354
Unrealized appreciation on futures contracts*	38,170	—	—	—	—	38,170
Unrealized appreciation on swap agreements	710,188	—	—	—	—	710,188

Total	$748,358	$352,354	$—	$—	$—	$1,100,712

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(271,261)	$—	$—	$—	$(271,261)
Unrealized depreciation on futures contracts*	(201,040)	—	—	—	—	(201,040)
Unrealized depreciation on swap agreements	(39,484)	—	—	—	—	(39,484)

Total	$(240,524)	$(271,261)	$—	$—	$—	$(511,785)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Swap agreements
Average amount outstanding	$16,098,728	$10,194,938	$19,067,780

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value		Description	Value ($)
		Debt Obligations — 40.0%

		Canada — 4.8%

		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,325,952

		France — 4.1%

		Foreign Government Obligations
EUR	2,000,000	Government of France, 4.00%, due 10/25/38	2,883,272

		Italy — 1.9%

		Foreign Government Obligations
EUR	1,250,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	1,330,474

		Japan — 17.4%

		Foreign Government Obligations
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	12,135,390

		Spain — 1.5%

		Foreign Government Obligations
EUR	1,100,000	Government of Spain, 4.70%, due 07/30/41	1,019,011

		United Kingdom — 5.3%

		Foreign Government Obligations
GBP	1,800,000	United Kingdom Gilt, 4.75%, due 12/07/30	3,701,285

		United States — 5.0%

		U.S. Government
USD	3,426,493	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(a)(b)	3,455,406

		TOTAL DEBT OBLIGATIONS (COST $26,788,530)	27,850,790

Shares		Description	Value ($)
		Mutual Funds — 58.9%

		United States

		Affiliated Issuers
	272,556	GMO Emerging Country Debt Fund, Class IV	2,545,677
	3,980,527	GMO Short-Duration Collateral Fund	20,738,547
	37,466	GMO Special Purpose Holding Fund(c)	24,727
	118,123	GMO U.S. Treasury Fund	2,953,069
	607,331	GMO World Opportunity Overlay Fund	14,758,139

		Total United States	41,020,159

		TOTAL MUTUAL FUNDS (COST $39,244,582)	41,020,159

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.4%

	Money Market Funds — 0.9%
579,745	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(d)	579,745

	U.S. Government — 1.5%
1,000,000	U.S. Treasury Bill, 0.12%, due 10/18/12(b)(e)	999,547
50,000	U.S. Treasury Bill, 0.15%, due 02/07/13(e)	49,948

	Total U.S. Government	1,049,495

	TOTAL SHORT-TERM INVESTMENTS (COST $1,629,275)	1,629,240

	TOTAL INVESTMENTS — 101.3% (Cost $67,662,387)	70,500,189

	Other Assets and Liabilities (net) — (1.3%)	(876,819)

	TOTAL NET ASSETS — 100.0%	$69,623,370

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
7/03/12	Citibank N.A.	AUD	2,900,000	$2,817,319	$(127,364)
7/10/12	Deutsche Bank AG	CAD	2,700,000	2,611,902	(115,370)
7/10/12	Citibank N.A.	CAD	200,000	193,474	219
6/05/12	Citibank N.A.	CHF	300,000	308,854	(22,723)
6/05/12	Credit Suisse International	CHF	4,700,000	4,838,705	(10,855)
6/12/12	Citibank N.A.	EUR	1,300,000	1,607,508	(34,651)
6/12/12	Deutsche Bank AG	EUR	12,200,000	15,085,841	(850,222)
7/24/12	Barclays Bank PLC	GBP	3,500,000	5,392,963	(135,130)
6/19/12	Citibank N.A.	JPY	1,450,000,000	18,507,105	587,532
6/26/12	Barclays Bank PLC	NOK	19,900,000	3,251,610	(169,993)
7/31/12	Citibank N.A.	NZD	1,300,000	976,142	(3,157)
7/17/12	Barclays Bank PLC	SEK	24,300,000	3,339,538	(140,847)

				$58,930,961	$(1,022,561)

Sales #
7/03/12	Citibank N.A.	AUD	700,000	$680,042	$34,437
7/10/12	Citibank N.A.	CAD	6,000,000	5,804,227	80,045
6/05/12	Credit Suisse International	CHF	1,600,000	1,647,219	118,620
6/05/12	Citibank N.A.	CHF	3,400,000	3,500,340	149,795

8/07/12	Deutsche Bank AG	CHF	100,000	103,073	(7)
8/07/12	Credit Suisse International	CHF	4,700,000	4,844,440	10,932
6/12/12	Citibank N.A.	EUR	1,500,000	1,854,817	113,245
7/24/12	Citibank N.A.	GBP	2,100,000	3,235,778	58,833
6/19/12	Citibank N.A.	JPY	180,000,000	2,297,434	(43,851)
7/31/12	Deutsche Bank AG	NZD	500,000	375,439	(1,439)
7/17/12	Barclays Bank PLC	SEK	12,300,000	1,690,383	40,905

				$26,033,192	$561,515

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
6	Australian Government Bond 3 Yr.	June 2012	$646,908	$22,062
70	Euro BOBL	June 2012	10,987,713	204,703
12	Japanese Government Bond 10 Yr. (TSE)	June 2012	21,976,920	148,803
10	U.S. Treasury Note 10 Yr. (CBT)	September 2012	1,339,375	10,439
8	U.S. Treasury Note 2 Yr. (CBT)	September 2012	1,763,250	978
35	UK Gilt Long Bond	September 2012	6,496,755	124,357

			$43,210,921	$511,342

Sales
19	Australian Government Bond 10 Yr.	June 2012	$2,342,181	$(156,457)
54	Canadian Government Bond 10 Yr.	September 2012	7,206,951	(68,061)
5	Euro Bund	June 2012	902,794	(19,956)
38	Euro Dollar 90 Day	June 2013	9,438,725	5,586
2	Euro SCHATZ	June 2012	273,985	(425)
3	U.S. Treasury Bond 30 Yr. (CBT)	September 2012	449,156	(7,743)

			$20,613,792	$(247,056)

Reverse Repurchase Agreements

Average balance outstanding	$(2,202,500)
Average interest rate	0.31%
Maximum balance outstanding	$(2,202,500)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements. The fund had no reverse repurchase agreements outstanding at the end of the period.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
9,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	4.84%	Republic of Italy	N/A		$447,409
6,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	5.41%	Republic of Italy	6,000,000	USD	(1,103,990)

										$(656,581)

							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000	CHF	9/19/2022	Citibank N.A.	Receive	1.15%	6 Month CHF LIBOR	$2,097
2,200,000	CHF	9/19/2022	Deutsche Bank AG	Receive	1.15%	6 Month CHF LIBOR	46,145
1,900,000	CHF	9/19/2022	Barclays Bank PLC	Receive	1.15%	6M CHF LIBOR	39,852
11,600,000	SEK	9/19/2022	Citibank N.A.	(Pay)	2.45%	3M SEK STIBOR	(48,725)
11,600,000	SEK	9/19/2022	Barclays Bank PLC	Receive	2.45%	3M SEK STIBOR	48,725
10,500,000	SEK	9/19/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.45%	3M SEK STIBOR	(44,105)

							$43,989

					Premiums to (Pay) Receive		$(34,624)

#	Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2012, for the above contracts and/or agreements, the fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 79,769,047	$—	$(9,268,858)	$(9,268,858)
Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$2,611,090	$—	$—	$—	$—	$—	$2,545,677
GMO Short-Duration Collateral Fund	23,723,942	—	—	72,640	—	3,229,207	20,738,547
GMO Special Purpose Holding Fund	18,733	—	—	—	—	—	24,727
GMO U.S. Treasury Fund	2,252,700	3,800,369	3,100,000	369	—	—	2,953,069
GMO World Opportunity Overlay Fund	14,575,940	—	—	—	—	—	14,758,139

Totals	$43,182,405	$3,800,369	$3,100,000	$73,009	$—	$3,229,207	$41,020,159

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 3.3% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.3% of net assets. The underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,455,406	$—	$3,455,406
Foreign Government Obligations	—	24,395,384	—	24,395,384

TOTAL DEBT OBLIGATIONS	—	27,850,790	—	27,850,790

Mutual Funds	40,995,432	24,727	—	41,020,159
Short-Term Investments	1,629,240	—	—	1,629,240

Total Investments	42,624,672	27,875,517	—	70,500,189

Derivatives*
Forward currency contracts
Foreign currency risk	—	1,194,563	—	1,194,563
Futures contracts
Interest rate risk	516,928	—	—	516,928
Swap agreements
Credit risk	—	447,409	—	447,409
Interest rate risk	—	136,819	—	136,819

Total	$43,141,600	$29,654,308	$—	$72,795,908

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward currency contracts
Foreign currency risk	$—	$(1,655,609)	$—	$(1,655,609)
Futures contracts
Interest rate risk	(252,642)	—	—	(252,642)
Swap agreements
Credit risk	—	(1,103,990)	—	(1,103,990)
Interest rate risk	—	(92,830)	—	(92,830)

Total	$(252,642)	$(2,852,429)	$—	$(3,105,071)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 29.6% and 0.3% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. During the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in non U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$1,194,563	$—	$—	$—	$1,194,563
Unrealized appreciation on futures contracts*	516,928	—	—	—	—	516,928
Unrealized appreciation on swap agreements	136,819	—	447,409	—	—	584,228

Total	$653,747	$1,194,563	$447,409	$—	$—	$2,295,719

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,655,609)	$—	$—	$—	$(1,655,609)
Unrealized depreciation on futures contracts*	(252,642)	—	—	—	—	(252,642)
Unrealized depreciation on swap agreements	(92,830)	—	(1,103,990)	—	—	(1,196,820)

Total	$(345,472)	$(1,655,609)	$(1,103,990)	$—	$—	$(3,105,071)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as indicators of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.9%

	Australia — 5.5%
191,917	Australia and New Zealand Banking Group Ltd	3,901,299
1,394,562	Billabong International Ltd	2,602,225
11,672,582	BlueScope Steel Ltd*	3,915,463
49,515	Campbell Brothers Ltd	2,801,121
242,555	Commonwealth Bank of Australia	11,669,268
7,780,494	Dexus Property Group (REIT)	7,113,925
5,613,236	Goodman Fielder Ltd	3,233,891
2,147,215	Goodman Group (REIT)	7,064,166
3,586,310	GPT Group (REIT)	11,330,063
473,952	Iluka Resources Ltd	6,172,333
1,877,804	Investa Office Fund (REIT)	4,921,285
278,749	JB Hi–Fi Ltd	2,488,812
89,288	Macquarie Group Ltd	2,340,956
3,623,946	Mirvac Group (REIT)	4,341,818
5,901,870	OneSteel Ltd	6,056,831
2,396,575	Pacific Brands Ltd	1,295,608
1,586,039	Qantas Airways Ltd*	2,299,654
2,265,624	QBE Insurance Group Ltd	27,282,673
1,485,807	Resolute Mining Ltd*	2,189,084
4,028,770	Stockland (REIT)	12,499,673
1,382,979	TABCORP Holdings Ltd	3,903,734
11,004,143	Telstra Corp Ltd	38,071,817
392,036	Wesfarmers Ltd	11,140,863
1,008,264	Westpac Banking Corp	19,898,904
75	Woolworths Ltd	1,931

	Total Australia	198,537,397

	Austria — 0.6%
80,475	Andritz AG	4,266,354
357,841	OMV AG	9,764,391
95,686	Raiffeisen International Bank Holding	2,641,781
171,245	Voestalpine AG	4,298,241

	Total Austria	20,970,767

	Belgium — 1.0%
3,273,716	Ageas	5,198,685
280,838	Anheuser-Busch InBev NV	19,001,429
264,745	Belgacom SA	6,981,382
64,465	Colruyt SA	2,589,034
60,137	Delhaize Group	2,189,123

	Total Belgium	35,959,653

	Canada — 3.4%
33,800	Alimentation Couche Tard Inc	1,336,816
264,900	BCE Inc	10,571,891
500,000	Canadian Natural Resources Ltd	14,358,329
116,600	Canadian National Railway Co	9,534,817
435,365	Enbridge Inc	17,202,155
998,000	Encana Corp	19,943,574
271,430	First Quantum Minerals Ltd	4,754,000
172,300	Husky Energy Inc	3,888,573
411,800	Manulife Financial Corp	4,437,560
103,155	Methanex Corp	2,884,365
105,400	Metro Inc Class A	5,205,455
616,600	Research In Motion Ltd*	6,387,781
173,758	Royal Bank of Canada	8,672,339

271,400	Sherritt International Corp	1,337,489
528,400	Sun Life Financial Inc	10,907,187

	Total Canada	121,422,331

	Denmark — 0.6%
11	Carlsberg A/S Class B	825
33,581	GN Store Nord A/S	394,867
165,044	Novo-Nordisk A/S Class B	22,063,403

	Total Denmark	22,459,095

	Finland — 0.4%
220,876	Neste Oil Oyj	2,038,757
3,442,335	Nokia Oyj	9,039,157
84,280	Tieto Oyj	1,284,769

	Total Finland	12,362,683

	France — 10.4%
984,935	Air France–KLM*	4,151,157
110,310	Arkema	7,281,609
33,275	Artprice.com*	1,016,519
83,933	BNP Paribas	2,689,391
31,161	Essilor International SA	2,664,206
525,191	European Aeronautic Defense and Space Co NV	17,618,258
700,814	France Telecom SA	8,801,816
218,467	Lagardere SCA	5,178,963
38,149	LVMH Moet Hennessy Louis Vuitton SA	5,646,823
40,565	Pernod-Ricard SA	3,962,001
716,110	Peugeot SA	7,087,316
46,735	Rallye SA	1,333,653
331,620	Renault SA	13,937,613
25,875	Safran SA	891,000
1,841,877	Sanofi	125,463,418
165,759	Societe Generale*	3,310,638
133	STMicroelectronics NV	680
3,067,703	Total SA	132,214,989
32,047	Unibail-Rodamco SE (REIT)	5,304,407
860,495	Vivendi SA	13,929,703
63,489	Wendel	4,176,690
49,977	Zodiac Aerospace	4,876,553

	Total France	371,537,403

	Germany — 5.5%
132,157	Adidas AG	9,868,399
146,388	Aurubis AG	6,707,329
74,502	BASF AG	5,228,505
123,725	Bayerische Motoren Werke AG	9,397,904
167,330	Deutsche Lufthansa AG (Registered)	1,762,577
39,129	Duerr AG	2,207,356
3,863,245	E.ON AG	70,851,464
101,681	Fresenius SE & Co KGaA	9,621,903
79,090	Fresenius Medical Care AG & Co	5,250,221
208,219	GEA Group AG	5,322,777
1	Infineon Technologies AG	8
24,528	Lanxess AG	1,638,824
162,235	Leoni AG	6,669,633
10	MTU Aero Engines Holding AG	735
33,509	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,167,611
582,959	RWE AG	21,358,948
107,790	Salzgitter AG	4,624,251
336,085	SAP AG	19,284,404
40,539	SGL Carbon SE	1,534,191
63,373	Software AG	1,886,802
237,455	Suedzucker AG	7,219,398
7,359	Volkswagen AG	1,113,078

	Total Germany	195,716,318

	Greece — 0.1%
353,977	Alpha Bank A.E.*	387,072
562,648	Marfin Investment Group SA*	159,916
253,283	National Bank of Greece SA*	313,270
606,830	OPAP SA*	3,231,863
544,935	Public Power Corp SA	889,590

	Total Greece	4,981,711

	Hong Kong — 1.4%
830,000	AIA Group Ltd	2,698,485
1,959,721	CLP Holdings Ltd	15,990,955
2,984,600	Esprit Holdings Ltd	4,800,794
4,293,000	Melco International Development Ltd*	3,584,028
4,760,000	Pacific Basin Shipping Ltd	2,111,549
1,593,000	Power Assets Holdings Ltd	11,109,582
359,550	Swire Properties Ltd	958,917
513,000	Swire Pacific Ltd	5,523,646
1,194,500	Yue Yuen Industrial Holdings	3,726,222

	Total Hong Kong	50,504,178

	Ireland — 0.9%
5,446,207	Bank of Ireland*	600,909
567,819	C&C Group Plc	2,408,763
781,333	CRH Plc	13,222,220
134,367	DCC Plc	3,158,764
173,289	Kerry Group Plc Class A	7,472,055
86,505	Paddy Power Plc	5,564,620

	Total Ireland	32,427,331

	Israel — 0.1%
344,803	Africa Israel Investments Ltd*	1,080,177
39,043	Mellanox Technologies Ltd*	2,323,020
259,629	Partner Communications Co Ltd	1,187,053
1,648	Paz Oil Co Ltd	183,375

	Total Israel	4,773,625

	Italy — 4.9%
148,838	Azimut Holding SPA	1,383,702
9,005,098	Banca Monte dei Paschi di Siena SPA*	2,257,593
7,648,479	Banca Popolare di Milano SCARL*	2,917,704
4,478,928	Banco Popolare Scarl*	4,996,049
563,766	Campari	3,595,175
16,350,884	Enel SPA	46,634,008
3,287,172	ENI SPA	63,325,266
264,266	Fiat Industrial SPA	2,669,917
2,362,118	Finmeccanica SPA*	7,893,754
1,208,160	Fondiaria–Sai SPA*	1,461,215
643,340	Impregilo SPA	2,589,727
2,540,701	Intesa Sanpaolo SPA-Di RISP*	2,679,737
385,313	Mediolanum SPA	1,120,873
726,081	Pirelli & C SPA	7,231,325
234,934	Recordati SPA	1,543,126
279,199	Snam Rete Gas SPA	1,129,478
9,645,384	Telecom Italia SPA	7,969,728
10,553,487	Telecom Italia SPA-Di RISP	7,209,186
1,098,529	Terna SPA	3,675,740
39,957	Tod’s SPA	3,951,449

	Total Italy	176,234,752

	Japan — 24.0%
1,367	Accordia Golf Co Ltd	838,622
1,481	Advance Residence Investment Corp (REIT)	2,730,706
1,337,000	Aeon Co Ltd	16,201,648
552,800	Alps Electric Co Ltd	4,096,188
587,000	Anritsu Corp	6,289,876
234,700	Asahi Breweries Ltd	5,011,482

518,700	Astellas Pharma Inc	20,369,098
375,800	Bridgestone Corp	8,014,396
97,300	Capcom	1,872,835
229,900	Credit Saison Co Ltd	4,384,560
629,150	Daiei Inc*	1,556,619
689,000	Daiichi Chuo Kisen Kaisha*	769,744
2,325,000	Daikyo Inc	5,106,672
299,200	Daito Trust Construction Co Ltd	26,340,602
1,032,000	Daiwabo Holdings Co Ltd	1,908,821
265,200	Dena Co Ltd	5,528,640
1,330,000	DIC Corp	2,433,908
82,309	Don Quijote Co Ltd	2,953,823
113,400	East Japan Railway Co	6,742,569
277,500	Eisai Co Ltd	11,316,421
58,600	Fast Retailing Co Ltd	13,051,016
1,146,000	Fuji Electric Co Ltd	2,657,463
622,000	Fuji Heavy Industries Ltd	4,761,772
143,000	Fuji Oil Co Ltd	1,835,085
227,400	Gree Inc	3,641,711
574,000	Gunze Ltd	1,478,894
485,000	Hanwa Co Ltd	1,791,273
6,709,873	Haseko Corp*	4,354,950
93,400	Hikari Tsushin Inc	3,496,435
958	INPEX Corp	5,530,578
1,118,348	Isuzu Motors Ltd	5,959,660
1,854,600	Itochu Corp	20,285,164
3,168	Japan Tobacco Inc	17,627,654
466,200	JFE Holdings Inc	7,532,737
111,000	JGC Corp	3,041,037
608,000	Juki Corp	921,160
5,566,330	JX Holdings Inc	28,220,693
284,920	K’s Holdings Corp	7,144,314
3,775,000	Kajima Corp	9,867,599
91,220	Kakaku.com Inc	2,845,253
415,900	Kao Corp	10,742,794
3,718,000	Kawasaki Kisen Kaisha Ltd*	6,829,125
5,348	KDDI Corp	33,022,472
425,000	Kinugawa Rubber Industrial Co Ltd	2,657,917
1,479,000	Kobe Steel Ltd	1,768,101
158,784	Kohnan Shoji Co Ltd	2,041,945
248,800	Konami Corp	5,235,959
121,800	Lawson Inc	8,532,624
1,376,300	Leopalace21 Corp*	3,722,387
215,000	Look Inc	1,069,385
1,999,000	Marubeni Corp	12,761,594
3,825,000	Mazda Motor Corp*	4,853,393
139,394	Medipal Holdings Corp	1,765,833
49,604	Meiji Holdings Co Ltd	2,064,823
1,999,000	Mitsubishi Chemical Holdings Corp	8,802,834
803,000	Mitsubishi Corp	15,668,821
118,680	Mitsubishi UFJ Lease & Finance Co Ltd	4,443,309
1,245,783	Mitsui Engineer & Shipbuilding Co Ltd	1,664,598
410,100	Mitsui & Co Ltd	5,763,948
719,000	Mitsui Mining & Smelting Co Ltd	1,628,043
1,875,000	Mitsui OSK Lines Ltd	6,587,648
7,951,100	Mizuho Financial Group Inc	11,617,076
174,000	Nachi-Fujikoshi Corp	771,058
311,900	Namco Bandai Holdings Inc	3,784,391
503,154	Net One Systems Co Ltd	6,938,197
149,762	Nichii Gakkan Co	1,462,889
207,200	Nikon Corp	5,744,353
61,700	Nintendo Co Ltd	7,142,821
249,236	Nippon Chemi-Con Corp*	737,540
3,362,000	Nippon Light Metal Co Ltd	4,495,053
280,700	Nippon Paper Group Inc	4,324,415
4,107,000	Nippon Steel Corp	9,189,853
923,200	Nippon Telegraph & Telephone Corp	39,748,123
2,751,000	Nippon Yusen Kabushiki Kaisha	7,336,888

247,808	Nipro Corp	1,420,729
110,550	Nitori Holdings Co Ltd	9,985,433
888,000	Nitto Boseki Co Ltd	2,576,011
9,989	NTT Docomo Inc	15,935,875
1,828,000	Obayashi Corp	7,082,666
648,000	Oki Electric Industry Co Ltd*	897,596
100	Omron Corp	1,972
105,200	Ono Pharmaceutical Co Ltd	5,935,957
4	ORIX Corp	345
1,111,000	Osaka Gas Co Ltd	4,352,250
1,806,000	Penta Ocean Construction Co Ltd	4,056,066
138,250	Point Inc	4,972,923
6,193,700	Resona Holdings Inc	23,298,318
501,000	Ricoh Company Ltd	3,628,587
748,700	Round One Corp	3,943,424
116,400	Ryohin Keikaku Co Ltd	5,951,816
188,700	Sankyo Co Ltd	9,082,731
126,700	Sanrio Co Ltd	4,095,584
208,897	Sapporo Hokuyo Holdings Inc	601,187
308,600	Seven & I Holdings Co Ltd	9,279,040
223,800	Shinko Electric Industries Co Ltd	1,611,362
4,353,600	Sojitz Corp	6,870,288
1,561,420	Sumitomo Light Metal Industries Ltd	1,570,829
1,992,400	Sumitomo Corp	26,712,324
312,100	Sumitomo Mitsui Financial Group Inc	9,093,522
1,089,000	SxL Corp*	1,990,241
6,525,000	Taiheiyo Cement Co Ltd	13,220,980
3,842,000	Taisei Corp	9,354,796
22,700	Taisho Pharmaceutical Holdings Co Ltd	1,693,801
116,100	Taiyo Yuden Co Ltd	1,020,170
1,236,200	Takeda Pharmaceutical Co Ltd	51,666,501
678,700	Tokyo Electric Power Co Inc (The)*	1,367,911
2,013,000	Tokyo Tatemono Co Ltd*	6,467,005
347,000	TonenGeneral Sekiyu KK	3,157,602
544,000	Toray Industries Inc	3,631,318
472,800	Toyota Motor Corp	18,169,608
762,700	Toyota Tsusho Corp	14,045,359
164,000	Tsugami Corp	1,370,172
106,965	Unicharm Corp	5,779,703
1,990,645	Unitika Ltd*	1,039,576
819,000	UNY Co Ltd	8,517,633
57,170	USS Co Ltd	5,791,216
388	Wacom Co Ltd	774,520
84,100	West Japan Railway Co	3,298,686
380,480	Yamada Denki Co Ltd	19,047,568
97,800	Yamato Holdings Co Ltd	1,518,918
118,000	Zeon Corp	903,806

	Total Japan	862,215,813

	Malta — 0.0%
15,998,662	BGP Holdings Plc*	—

	Netherlands — 1.7%
1,574,968	Aegon NV	6,648,817
242,956	ASML Holding NV	11,131,487
213,578	CSM NV	3,550,595
21	Heineken NV	1,001
1,722,121	ING Groep NV*	9,964,026
955,946	Koninklijke BAM Groep NV	2,415,041
1,352,572	SNS REAAL NV*	1,892,709
611,374	Unilever NV	19,206,487
69,812	Wereldhave NV (REIT)	4,256,914

	Total Netherlands	59,067,077

	New Zealand — 0.7%
1,530,376	Chorus Ltd*	3,758,026
1,095,030	Fletcher Building Ltd	5,189,450
8,155,405	Telecom Corp of New Zealand	15,887,732

	Total New Zealand	24,835,208

	Norway — 0.2%
15,051	Statoil ASA	341,049
214,798	TGS Nopec Geophysical Co ASA	5,380,612
57,101	Tomra Systems ASA	395,604

	Total Norway	6,117,265

	Portugal — 0.3%
1,742,957	Banco Espirito Santo SA*	983,590
2,725,570	EDP - Energias de Portugal SA	5,660,203
217,393	Jeronimo Martins SGPS SA	3,859,860

	Total Portugal	10,503,653

	Singapore — 1.7%
2,772,000	Ezra Holdings Ltd*	2,032,574
34,705,000	Golden Agri-Resources Ltd	17,443,908
2,721,000	Jaya Holdings Ltd*	1,289,508
672,200	MobileOne Ltd	1,276,029
4,164	Oversea-Chinese Banking Corp Ltd	26,913
1,366,000	Singapore Exchange Ltd	6,532,504
2,092,000	Singapore Press Holdings Ltd	6,129,670
9,727,000	Singapore Telecommunications	23,341,260
235,000	Venture Corp Ltd	1,450,194
2,353,000	Yangzijiang Shipbuilding Holdings Ltd	1,878,598

	Total Singapore	61,401,158

	Spain — 4.5%
101,097	Abengoa SA	1,145,091
1,496,460	Banco Bilbao Vizcaya Argentaria SA	8,547,508
3,597,463	Banco Popular Espanol SA	7,270,793
6,137,973	Banco Santander SA	32,696,619
726,535	Distribuidora Internacional de Alimentacion SA*	3,185,560
311,539	Ferrovial SA	2,957,003
131,642	Fomento de Construcciones y Contratas SA	1,663,112
1,121,665	Gas Natural SDG SA	12,191,298
315,494	Grifols SA*	7,161,711
31,548	Grifols SA Class B*	536,054
3,713,595	Iberdrola SA	14,139,655
134,083	Inditex SA	11,092,160
697,452	Jazztel Plc*	3,842,506
659,305	Repsol YPF SA	9,897,888
4,173,580	Telefonica SA	46,457,006

	Total Spain	162,783,964

	Sweden — 0.5%
329,638	Boliden AB	4,228,059
373,145	Investor AB B Shares	6,537,471
140,888	NCC Class B	2,378,492
125	Sandvik AB	1,566
245,762	Swedbank AB Class A	3,512,391

	Total Sweden	16,657,979

	Switzerland — 4.2%
843,500	Nestle SA (Registered)	47,863,941
1,008,972	Novartis AG (Registered)	52,565,165
300,749	Roche Holding AG (Non Voting)	47,067,154
22,126	Zurich Financial Services AG*	4,548,066

	Total Switzerland	152,044,326

	United Kingdom — 22.3%
1,854,114	3i Group Plc	5,010,792
289,973	Aberdeen Asset Management Plc	1,089,491
316,094	Aggreko Plc	10,747,010
149,207	ARM Holdings Plc	1,167,487

23,358	ASOS Plc*	630,464
2,757,709	AstraZeneca Plc	111,397,976
984,674	Aviva Plc	3,996,452
6,197,773	BAE Systems Plc	26,189,503
12,344,677	Barclays Plc	33,869,059
253,982	BBA Aviation Plc	757,273
8,620,141	BP Plc	52,401,808
971,630	British American Tobacco Plc	45,924,577
7,789,803	BT Group Plc	24,782,339
148,460	Bunzl Plc	2,344,450
487,651	Burberry Group Plc	10,318,502
266	Centrica Plc	1,271
649,727	Cove Energy Plc*	2,610,053
1,105,120	Diageo Plc	26,330,914
9,931,383	Dixons Retail Plc*	2,187,523
912,705	Drax Group Plc	7,715,479
65	Eurasian Natural Resources Corp Plc	425
134,029	Fenner Plc	782,224
1,284,516	FirstGroup Plc	4,179,877
99	Game Group Plc(a) (b)	—
4,623,113	GlaxoSmithKline Plc	102,443,840
4,160,466	Home Retail Group Plc	5,026,197
298,318	IMI Plc	4,088,744
322,125	Imperial Tobacco Group Plc	11,653,305
1,495,824	ITV Plc	1,688,921
49	Kazakhmys Plc	504
2,190,005	Kesa Electricals Plc	1,663,782
291,537	Lancashire Holdings Ltd	3,391,431
28,932,906	Lloyds Banking Group Plc*	11,388,731
413,603	Next Plc	19,342,525
319,013	Pearson Plc	5,608,047
222,845	Playtech Ltd	1,197,449
374,866	Premier Foods Plc*	630,894
80,953	Randgold Resources Ltd	6,454,184
604,442	Rio Tinto Plc	26,005,206
228,534	Rockhopper Exploration Plc*	1,066,820
1,265,532	Rolls-Royce Holdings Plc*	16,088,610
113,882,690	Rolls-Royce Holdings Plc-Class C	175,516
595,429	Royal Dutch Shell Group Class A (Amsterdam)	18,463,650
420,453	Royal Dutch Shell Plc A Shares (London)	13,068,852
1,282,879	Royal Dutch Shell Plc B Shares (London)	41,236,989
10,188,892	Royal Bank of Scotland Group Plc*	3,157,945
210,926	SABMiller Plc	7,795,431
316,898	Scottish & Southern Energy Plc	6,473,359
317,733	Shire Plc	8,960,944
111,758	Smith & Nephew Plc	1,045,554
224,521	Spectris Plc	5,578,626
549,826	Tate & Lyle Plc	5,704,219
131,551	Telecity Group Plc*	1,664,178
2,258,064	Thomas Cook Group Plc	657,076
874,272	Trinity Mirror Plc*	344,183
438,866	Tullett Prebon Plc	1,859,662
23,658,576	Vodafone Group Plc	63,097,029
218,163	Weir Group Plc (The)	5,219,349
506,847	WH Smith Plc	3,768,646
1,746,554	William Hill Plc	7,298,974
230,889	Wolseley Plc	7,882,705
330,096	WPP Plc	3,952,018

	Total United Kingdom	799,579,044

	TOTAL COMMON STOCKS (COST $3,945,295,081)	3,403,092,731

	PREFERRED STOCKS — 0.5%

	Germany — 0.5%
38,568	Henkel AG & Co KGaA 1.54%	2,519,592

	344,522	Porsche Automobil Holding SE 1.89%	17,749,582

		Total Germany	20,269,174

		TOTAL PREFERRED STOCKS (COST $20,300,211)	20,269,174

		RIGHTS/WARRANTS — 0.1%

		Italy — 0.0%
	264,266	Fiat Industrial SPA Rights, Expires 06/20/12*	9
	264,266	Fiat Industrial SPA Rights, Expires 06/20/12*	5

		Total Italy	14

		Spain — 0.1%
	1,121,665	Gas Natural SDG SA Rights, Expires 06/13/12*	646,314
	4,173,580	Telefonica SA Rights Expires *	1,212,748

		Total Spain	1,859,062

		TOTAL RIGHTS/WARRANTS (COST $3,186,743)	1,859,076

		MUTUAL FUNDS — 2.0%

		United States — 2.0%
		Affiliated Issuers
	2,924,682	GMO U.S. Treasury Fund	73,117,056

		TOTAL MUTUAL FUNDS (COST $73,132,048)	73,117,056

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.4%

		Time Deposits — 1.4%
USD	23,283,115	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	23,283,115
AUD	230,001	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	224,044
CHF	9,270	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,543
DKK	57,355	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,544
GBP	118,919	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	183,278
NZD	356,004	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 06/01/12	268,284
SEK	1,189,380	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	163,725
HKD	305,071	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	39,305
JPY	64,152,760	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	818,693
USD	24,142,571	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	24,142,571
EUR	682,364	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	843,744
CAD	67,077	JPMorgan Chase (New York) Time Deposit, 0.24%, due 06/01/12	64,944
NOK	133,183	JPMorgan Chase (New York) Time Deposit, 0.65%, due 06/01/12	21,780
SGD	418,401	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	324,694

		Total Time Deposits	50,397,264

		TOTAL SHORT-TERM INVESTMENTS (COST $50,397,264)	50,397,264

		TOTAL INVESTMENTS — 98.9% (Cost $4,092,311,347)	3,548,735,301

		Other Assets and Liabilities (net) — 1.1%	38,088,191

		TOTAL NET ASSETS — 100.0%	$3,586,823,492

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/26/12	Bank of New York Mellon	AUD	8,744,369	$8,499,705	$(433,516)
6/26/12	Bank of America N.A.	GBP	11,797,412	18,180,156	(619,870)
6/26/12	Bank of New York Mellon	GBP	17,876,578	27,548,327	(921,017)
6/26/12	Barclays Bank PLC	GBP	16,573,977	25,540,981	(883,159)
6/26/12	Brown Brothers Harriman & Co.	GBP	16,512,165	25,445,727	(837,016)
6/26/12	Deutsche Bank AG	GBP	14,697,355	22,649,052	(761,189)
6/26/12	JPMorgan Chase Bank, N.A.	GBP	10,773,188	16,601,797	(579,025)
6/26/12	Morgan Stanley & Co. International PLC	GBP	3,074,371	4,737,695	(159,267)
6/26/12	Royal Bank of Scotland PLC	GBP	10,579,539	16,303,378	(564,756)
6/26/12	Barclays Bank PLC	HKD	184,129,190	23,724,791	(10,539)
6/26/12	Brown Brothers Harriman & Co.	HKD	191,759,640	24,707,963	(12,887)
6/26/12	JPMorgan Chase Bank, N.A.	HKD	60,254,935	7,763,765	(3,846)
6/26/12	Morgan Stanley & Co. International PLC	HKD	184,129,190	23,724,791	(12,711)
6/26/12	State Street Bank and Trust Company	HKD	154,537,940	19,911,999	(9,924)
6/26/12	Bank of New York Mellon	SEK	40,268,668	5,538,362	(405,353)
6/26/12	Deutsche Bank AG	SEK	88,995,030	12,239,956	(882,284)
6/26/12	JPMorgan Chase Bank N.A.	SEK	94,627,767	13,014,656	(944,900)
6/26/12	Royal Bank of Scotland PLC	SEK	48,779,995	6,708,970	(485,610)
6/26/12	Bank of America, N.A.	SGD	58,447,243	45,358,432	(1,461,164)
6/26/12	Bank of New York Mellon	SGD	14,822,079	11,502,788	(368,836)
6/26/12	Barclays Bank PLC	SGD	21,021,261	16,313,711	(508,142)
6/26/12	Morgan Stanley & Co. International PLC	SGD	19,020,196	14,760,769	(481,726)
6/26/12	State Street Bank and Trust Company	SGD	14,692,589	11,402,297	(357,090)

				$402,180,068	$(11,703,827)

Sales #
6/26/12	Bank of New York Mellon	AUD	20,094,339	$19,532,107	$1,173,702

6/26/12	Barclays Bank PLC	AUD	13,421,343	13,045,819	773,467
6/26/12	Brown Brothers Harriman & Co.	AUD	12,751,155	12,394,383	590,756
6/26/12	Bank of America, N.A.	CAD	9,798,255	9,481,763	418,444
6/26/12	Bank of New York Mellon	CAD	11,810,474	11,428,986	413,713
6/26/12	Barclays Bank PLC	CAD	12,307,889	11,910,334	421,726
6/26/12	Brown Brothers Harriman & Co.	CAD	15,803,254	15,292,796	648,349
6/26/12	Deutsche Bank AG	CAD	7,813,987	7,561,589	327,741
6/26/12	Morgan Stanley & Co. International PLC	CAD	12,007,266	11,619,421	530,017
6/26/12	Royal Bank of Scotland PLC	CAD	15,935,808	15,421,068	627,125
6/26/12	State Street Bank and Trust Company	CAD	34,650,473	33,531,234	1,227,687
6/26/12	Bank of America, N.A.	EUR	17,338,893	21,441,592	1,358,446
6/26/12	Deutsche Bank AG	EUR	13,376,321	16,541,403	1,020,904
6/26/12	Morgan Stanley & Co. International PLC	EUR	15,038,461	18,596,835	1,189,976
6/26/12	Royal Bank of Scotland PLC	EUR	24,908,163	30,801,889	1,931,124
6/26/12	Bank of America N.A.	JPY	1,811,172,000	23,118,610	(656,940)
6/26/12	Brown Brothers Harriman & Co.	JPY	410,698,269	5,242,337	(146,445)
6/26/12	Deutsche Bank AG	JPY	1,074,552,130	13,716,064	(384,813)
6/26/12	JPMorgan Chase Bank, N.A.	JPY	3,203,470,130	40,890,526	(1,097,201)
6/26/12	Morgan Stanley & Co. International PLC	JPY	946,849,710	12,086,013	(230,757)

				$343,654,769	$10,137,021

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
174	DAX	June 2012	$33,699,641	$(3,114,859)
402	FTSE 100	June 2012	32,850,347	(3,495,791)
707	FTSE/MIB	June 2012	56,398,602	(14,265,918)
787	TOPIX	June 2012	71,767,633	(10,935,483)
238	MSCI Singapore	June 2012	11,712,486	(22,006)

			$206,428,709	$(31,834,057)

Sales
710	S&P Toronto 60	June 2012	$90,134,289	$6,992,271
305	SPI 200	June 2012	30,183,606	1,587,115

			$120,317,895	$8,579,386

Swap Agreements

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
271,194 EUR	11/27/2012	Goldman Sachs International	1 Month Euribor Floating Rate - 10%	Total Return on Dexia SA	$(34,719)
871,818 EUR	11/27/2012	Bank of America Merrill Lynch	3 Month Euribor Floating Rate - 10%	Total Return on Alpha Bank A.E.	5,323

					$(29,396)

				Premiums to (Pay) Receive	$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT	— Real Estate Investment Trust

*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 4,186,352,954	$209,170,942	$(846,788,595)	$(637,617,653)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$67,482,056	$35,635,000	$30,000,000	$13,877	$—	$73,117,056

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. The Fund classifies such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from that independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	91.5%
Futures Contracts	(0.7)%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless. With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$198,537,397	$—		$198,537,397
Austria	—	20,970,767	—		20,970,767
Belgium	—	35,959,653	—		35,959,653
Canada	121,422,331	—	—		121,422,331
Denmark	—	22,459,095	—		22,459,095
Finland	—	12,362,683	—		12,362,683
France	—	371,537,403	—		371,537,403
Germany	—	195,716,318	—		195,716,318
Greece	—	4,981,711	—		4,981,711
Hong Kong	958,917	49,545,261	—		50,504,178
Ireland	—	32,427,331	—		32,427,331
Israel	—	4,773,625	—		4,773,625
Italy	—	176,234,752	—		176,234,752
Japan	—	862,215,813	—		862,215,813
Malta	—	—	0	*	0	*
Netherlands	—	59,067,077	—		59,067,077
New Zealand	—	24,835,208	—		24,835,208
Norway	—	6,117,265	—		6,117,265
Portugal	—	10,503,653	—		10,503,653
Singapore	—	61,401,158	—		61,401,158
Spain	—	162,783,964	—		162,783,964
Sweden	—	16,657,979	—		16,657,979
Switzerland	—	152,044,326	—		152,044,326
United Kingdom	18,463,650	780,939,878	175,516		799,579,044

TOTAL COMMON STOCKS	140,844,898	3,262,072,317	175,516		3,403,092,731

Preferred Stocks
Germany	—	20,269,174	—		20,269,174

TOTAL PREFERRED STOCKS	—	20,269,174	—		20,269,174

Rights/Warrants
Italy	—	—	14		14
Spain	—	1,859,062	—		1,859,062

TOTAL RIGHTS/WARRANTS	—	1,859,062	14		1,859,076

Mutual Funds	73,117,056	—	—		73,117,056

Short-Term Investments	50,397,264	—	—		50,397,264

Total Investments	264,359,218	3,284,200,553	175,530		3,548,735,301

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	12,653,177	—		12,653,177
Futures Contracts
Equity risk	6,992,271	1,587,115	—		8,579,386
Swap Agreements
Equity risk	—	5,323	—		5,323

Total Derivatives	6,992,271	14,245,616	—		21,237,886

Total	$271,351,489	$3,298,446,168	$175,530		$3,569,973,187

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(14,219,983)	$—	$(14,219,983)
Futures Contracts
Equity risk	—	(31,834,057)	—	(31,834,057)
Swap Agreements
Equity risk	—	(34,719)	—	(34,719)

Total Derivatives	—	(46,088,759)	—	(46,088,759)

Total	$—	$(46,088,759)	$—	$(46,088,759)

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)		Transfer into level 3*	Transfer out of level 3*	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
United Kingdom	$—	$—	$—	$—	$—	$175,516	**	$—	$—	$175,516	$175,516
Rights/Warrants
Italy	—	10	—	—	—	4		—	—	14	4

Total	$—	$10	$—	$—	$—	$175,520		$—	$—	$175,530	$175,520

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the end of the period.
**	The Fund received this Level 3 security as a result of a corporate action.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$1,859,076	$—	$1,859,076
Unrealized appreciation on forward currency contracts	—	12,653,177	—	—	—	12,653,177
Unrealized appreciation on futures contracts*	—	—	—	8,579,386	—	8,579,386
Unrealized appreciation on swap agreements	—	—	—	5,323	—	5,323

Total	$—	$12,653,177	$—	$10,443,785	$—	$23,096,962

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(14,219,983)	$—	$—	$—	(14,219,983)
Unrealized depreciation on futures contracts*	—	—	—	(31,834,057)	—	(31,834,057)
Unrealized depreciation on swap agreements	—	—	—	(34,719)	—	(34,719)

Total	$—	$(14,219,983)	$—	$(31,868,776)	$—	$(46,088,759)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants	Swap agreements
Average amount outstanding	$749,686,530	$345,034,261	$621,622	$1,838,241

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
27,797,015	GMO Emerging Markets Fund, Class VI	277,692,177
2,971,801	GMO Flexible Equities Fund, Class VI	49,450,771
16,412,537	GMO International Growth Equity Fund, Class IV	345,812,147
27,800,793	GMO International Intrinsic Value Fund, Class IV	488,737,943

	TOTAL MUTUAL FUNDS (COST $1,225,670,707)	1,161,693,038

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
27,263	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	27,263

	TOTAL SHORT-TERM INVESTMENTS (COST $27,263)	27,263

	TOTAL INVESTMENTS — 100.0% (Cost $1,225,697,970)	1,161,720,301

	Other Assets and Liabilities (net) — (0.0%)	(62,163)

	TOTAL NET ASSETS — 100.0%	$1,161,658,138

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,367,397,473	$17,895,080	$(223,572,252)	$ (205,677,172)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Emerging Markets Fund, Class VI	$285,326,259	$49,616,448	$1,297,749	$—	$—	$277,692,177
GMO Flexible Equities Fund, Class VI	48,831,797	7,751,189	226,398	—	—	49,450,771
GMO International Growth Equity Fund, Class IV	343,220,957	56,251,556	24,625,167	—	—	345,812,147
GMO International Intrinsic Value Fund, Class IV	489,641,808	84,652,422	7,735,903	—	—	488,737,943

Totals	$1,167,020,821	$198,271,615	$33,885,217	$—	$—	$1,161,693,038

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.3% of net assets. The underlying funds classify such securities as Level 3 (levels defined below).

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	85.2%
Futures Contracts	(0.6)%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,161,693,038	$—	$—	$1,161,693,038
Short-Term Investments	27,263	—	—	27,263

Total Investments	1,161,720,301	—	—	1,161,720,301

Total	$1,161,720,301	$—	$—	$1,161,720,301

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and/or indirect) in securities and derivative financial instruments using Level 3 inputs were 0.3% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.9%

	Australia — 3.8%
273,755	AGL Energy Ltd	4,046,097
190,653	Australia and New Zealand Banking Group Ltd	3,875,604
2,667,993	BlueScope Steel Ltd*	894,954
65,368	Campbell Brothers Ltd	3,697,944
326,034	Coca Cola Amatil Ltd	4,080,323
42,780	Cochlear Ltd	2,613,742
374,120	CSL Ltd	13,700,699
339,097	Iluka Resources Ltd	4,416,100
960,337	Qantas Airways Ltd*	1,392,426
616,612	QR National Ltd	2,044,027
5,562,507	Telstra Corp Ltd	19,245,002
360,848	Transurban Group	1,986,331
454,412	Wesfarmers Ltd	12,913,461
68,318	Woodside Petroleum Ltd	2,139,010
1,066,872	Woolworths Ltd	27,467,874

	Total Australia	104,513,594

	Austria — 0.1%
85,048	Erste Group Bank AG*	1,478,701
946,419	Immofinanz AG (Entitlement Shares)*	—
37,016	Voestalpine AG	929,100

	Total Austria	2,407,801

	Belgium — 1.2%
804,858	Ageas	1,278,120
356,174	Anheuser-Busch InBev NV	24,098,644
46,742	Bekaert NV	1,225,083
87,822	Colruyt SA	3,527,095
63,760	Mobistar SA	1,890,508
37,466	UCB SA	1,759,959

	Total Belgium	33,779,409

	Canada — 4.4%
250,700	BCE Inc	10,005,184
350,000	Canadian National Railway Co	28,620,806
45,000	Canadian Pacific Railway Ltd	3,314,712
748,300	Enbridge Inc	29,566,852
48,600	Franco-Nevada Corp	2,043,567
86,700	Goldcorp Inc	3,164,632
78,300	IGM Financial Inc	3,013,434
59,500	Imperial Oil Ltd	2,391,291
39,000	Metro Inc Class A	1,926,117
77,100	Pembina Pipeline Corp	2,077,449
172,900	Rogers Communications Inc Class B	5,912,599
248,900	Royal Bank of Canada	12,422,709
75,200	Saputo Inc	3,116,193
103,000	Shaw Communications Inc Class B	1,969,550
82,800	Shoppers Drug Mart Corp	3,303,663
76,496	Valeant Pharmaceuticals International Inc*	3,737,961
190,500	Yamana Gold Inc	2,796,127

	Total Canada	119,382,846

	Denmark — 2.7%
17,752	Coloplast A/S	3,058,909

512,660	Novo-Nordisk A/S Class B	68,533,386
131,820	Novozymes A/S B Shares	3,547,309

	Total Denmark	75,139,604

	Finland — 0.4%
113,957	Fortum Oyj	2,073,181
112,595	Kone Oyj Class B	6,302,221
92,438	Neste Oil Oyj	853,233
50,846	Sampo Oyj Class A	1,177,613

	Total Finland	10,406,248

	France — 5.6%
113,985	Air France–KLM*	480,407
17,760	Air Liquide SA	1,927,913
1,020,207	Alcatel-Lucent*	1,596,357
38,529	Arkema	2,543,315
70,374	Bureau Veritas SA	6,064,377
366,811	Carrefour SA	6,334,315
26,644	Casino Guichard-Perrachon SA	2,238,492
29,269	Compagnie de Saint-Gobain	1,041,705
168,226	Credit Agricole SA*	604,837
162,351	Danone SA	10,413,533
88,563	Dassault Systemes SA	8,064,342
150,196	Essilor International SA	12,841,473
408,051	European Aeronautic Defense and Space Co NV*	13,688,635
123,299	Eutelsat Communications	3,234,660
36,077	Gemalto NV	2,301,786
16,696	ICADE (REIT)	1,292,027
27,889	Iliad SA	3,599,836
89,947	L’Oreal SA	10,127,284
79,198	Legrand SA*	2,385,992
29,185	LVMH Moet Hennessy Louis Vuitton SA	4,319,970
19,464	Neopost SA	1,012,346
62,209	Pernod-Ricard SA	6,075,979
54,653	Publicis Groupe SA	2,533,825
25,216	Remy Cointreau SA	2,503,574
51,220	Renault SA	2,152,719
123,050	Sanofi	8,381,816
253,367	SES SA Class A FDR	5,673,327
31,467	Sodexo	2,287,353
82,235	Suez Environnement SA	894,265
40,664	Technip SA	3,723,576
217,919	Total SA	9,392,095
27,595	Unibail-Rodamco SE (REIT)	4,567,514
37,559	Wendel	2,470,858
56,976	Zodiac Aerospace	5,559,487

	Total France	152,329,990

	Germany — 5.8%
95,489	Adidas AG	7,130,334
72,790	Aixtron AG	1,069,685
71,570	Aurubis AG	3,279,254
44,600	BASF AG	3,130,001
49,057	Bayerische Motoren Werke AG	3,726,272
83,870	Beiersdorf AG	5,297,893
43,522	Bilfinger & Berger SE	3,373,975
44,754	Continental AG	3,747,101
153,500	Deutsche Lufthansa AG (Registered)	1,616,898
35,575	Deutsche Boerse AG	1,702,282

30,667	Duerr AG	1,729,995
27,774	Fielmann AG	2,391,402
9,779	Fraport AG	496,118
237,730	Freenet AG	3,278,677
79,309	Fresenius SE & Co KGaA	7,504,878
80,839	Fresenius Medical Care AG & Co	5,366,325
162,183	GEA Group AG	4,145,943
52,492	Hannover Rueckversicherung AG (Registered)	2,817,379
52,537	HeidelbergCement AG	2,299,438
30,012	Henkel AG & Co KGaA	1,649,328
50,591	K+S AG	2,031,077
61,372	Kabel Deutschland Holding AG*	3,492,414
31,181	Lanxess AG	2,083,341
24,268	Leoni AG	997,680
39,670	Merck KGaA	3,680,151
98,292	Metro AG	2,835,089
33,214	MTU Aero Engines Holding AG	2,442,849
24,192	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,008,829
28,174	Rheinmetall AG	1,167,403
881,672	SAP AG	50,589,936
58,831	SGL Carbon SE	2,226,448
61,251	Software AG	1,823,624
62,335	Stada Arzneimittel AG	1,779,200
160,307	Suedzucker AG	4,873,850
155,240	ThyssenKrupp AG	2,574,517
181,251	TUI AG*	1,017,360
36,983	Volkswagen AG	5,593,824
11,503	Wacker Chemie AG	790,336

	Total Germany	158,761,106

	Greece — 0.0%
1	OPAP SA*	5

	Hong Kong — 2.8%
384,000	AAC Technologies Holdings Inc	1,212,161
1,111,200	AIA Group Ltd	3,612,719
387,000	Cheung Kong Infrastructure Holdings Ltd	2,135,076
1,334,000	CLP Holdings Ltd	10,885,189
1,272,574	Esprit Holdings Ltd	2,046,963
1,910,000	Galaxy Entertainment Group Ltd*	4,641,893
412,800	Hang Seng Bank Ltd	5,332,002
5,693,374	Hong Kong & China Gas	13,390,663
49,200	Hong Kong Aircraft Engineering Co Ltd	638,766
174,400	Hong Kong Exchanges & Clearing Ltd	2,452,925
84,400	Jardine Matheson Holdings Ltd	4,071,258
1,073,000	Link (REIT)	4,149,421
1,370,000	Li & Fung Ltd	2,505,582
1,263,000	Power Assets Holdings Ltd	8,808,162
2,109,600	Sands China Ltd	7,188,433
180,000	Sun Hung Kai Properties Ltd	2,022,572
2,320,000	Xinyi Glass Holdings Ltd	1,389,335

	Total Hong Kong	76,483,120

	Ireland — 1.1%
308,482	CRH Plc	5,220,331
88,583	DCC Plc	2,082,452
349,391	Elan Corp Plc*	4,921,715
171,405	Kerry Group Plc Class A	7,390,818

141,339	Paddy Power Plc	9,091,935

	Total Ireland	28,707,251

	Italy — 0.2%
311,765	Assicurazioni Generali SPA	3,180,550
144,524	Atlantia SPA	1,790,901
217,540	Mediobanca SPA	760,889

	Total Italy	5,732,340

	Japan — 21.4%
37,700	ABC-Mart Inc	1,421,471
281,500	Aeon Co Ltd	3,411,192
211,000	Ajinomoto Co Inc	2,844,938
248,000	Anritsu Corp	2,657,392
289,200	Asahi Breweries Ltd	6,175,204
185,100	Astellas Pharma Inc	7,268,788
274,700	Bridgestone Corp	5,858,314
630,150	Canon Inc	25,143,927
81,300	Capcom	1,564,866
592	Central Japan Railway Co	4,815,573
201,000	Chiyoda Corp	2,375,863
269,200	Chugai Pharmaceutical Co Ltd	4,854,344
95,500	Credit Saison Co Ltd	1,821,338
227,000	Daihatsu Motor Co Ltd	3,896,068
133,800	Daito Trust Construction Co Ltd	11,779,320
177,100	Dena Co Ltd	3,692,014
844,000	DIC Corp	1,544,525
108,000	East Japan Railway Co	6,421,495
228,900	Eisai Co Ltd	9,334,518
57,500	Fanuc Ltd	9,881,182
70,300	Fast Retailing Co Ltd	15,656,765
178,000	Gree Inc	2,850,592
1,325,500	Haseko Corp*	860,297
24,800	Hirose Electric Co Ltd	2,269,159
127,600	Hisamitsu Pharmaceutical Co Inc	5,620,776
336,000	Hitachi Ltd	1,918,147
243,100	Honda Motor Co Ltd	7,727,732
390,800	Hoya Corp	8,365,737
10,400	Idemitsu Kosan Co Ltd	940,331
997,000	IHI Corp	2,043,291
1,257	INPEX Corp	7,256,719
228,700	Isetan Mitsukoshi Holdings Ltd	2,297,882
819,000	Isuzu Motors Ltd	4,364,439
1,019,200	Itochu Corp	11,147,762
80,100	Ito En Ltd	1,354,817
86,500	Izumi Co Ltd	1,752,061
2,624	Japan Tobacco Inc	14,600,683
230,000	JFE Holdings Inc	3,716,280
172,000	JGC Corp	4,712,237
96,100	K’s Holdings Corp	2,409,689
54,629	Kakaku.com Inc	1,703,939
561,500	Kao Corp	14,503,675
3,166	KDDI Corp	19,549,205
508,000	Keio Corp	3,491,989
43,593	Keyence Corp	9,848,220
1,012,000	Kintetsu Corp	3,524,625
1,326,000	Kobe Steel Ltd	1,585,194
117,600	Komatsu Ltd	2,807,091
98,800	Konami Corp	2,079,231

127,300	Lawson Inc	8,917,923
579,800	Leopalace21 Corp*	1,568,146
95,100	Makita Corp	3,223,122
1,226,000	Marubeni Corp	7,826,770
2,869,000	Mazda Motor Corp*	3,640,362
210,400	Medipal Holdings Corp	2,665,332
149,000	Mitsubishi Estate Co Ltd	2,309,127
561,000	Mitsubishi Chemical Holdings Corp	2,470,430
409,700	Mitsubishi Corp	7,994,416
367,000	Mitsubishi Electric Corp	2,876,681
579,000	Mitsui Engineer & Shipbuilding Co Ltd	773,652
292,300	Namco Bandai Holdings Inc	3,546,578
987,000	NEC Corp*	1,419,091
165,600	Net One Systems Co Ltd	2,283,526
36,600	Nidec Corp	2,980,239
151,900	Nikon Corp	4,211,232
90,000	Nintendo Co Ltd	10,419,026
87,900	Nippon Telegraph & Telephone Corp	3,784,510
207,100	Nissan Motor Co Ltd	1,991,796
83,150	Nitori Holdings Co Ltd	7,510,527
113,300	Nitto Denko Corp	4,572,623
135,300	Nomura Research Institute Ltd	2,918,914
7,061	NTT Docomo Inc	11,264,713
642,000	Odakyu Electric Railway Co Ltd	5,823,291
538,000	OJI Paper Co Ltd	2,032,869
67,000	Olympus Corp*	1,073,205
49,900	Ono Pharmaceutical Co Ltd	2,815,630
59,600	Oriental Land Co Ltd	6,501,856
78,900	Otsuka Holdings Co Ltd	2,479,691
18,420	Point Inc	662,577
4,009	Rakuten Inc	4,285,857
708,500	Resona Holdings Inc	2,665,105
173,000	Ricoh Company Ltd	1,252,985
47,800	Sankyo Co Ltd	2,300,766
61,600	Sanrio Co Ltd	1,991,223
99,400	Santen Pharmaceutical Co Ltd	3,604,060
26,900	Sawai Pharmaceuticals Co Ltd	2,875,055
86,500	Secom Co Ltd	3,818,988
149,100	Sega Sammy Holdings Inc	2,648,818
266,000	Seven & I Holdings Co Ltd	7,998,136
645,000	Seven Bank Ltd	1,437,546
37,600	Shimamura Co Ltd	4,261,842
61,900	Shimano Inc	3,753,708
330,000	Shimizu Corp	1,095,079
99,700	Shin-Etsu Chemical Co Ltd	5,111,581
259,400	Shiseido Co Ltd	4,077,898
298,000	Shizuoka Bank Ltd (The)	2,905,571
33,200	SMC Corp	5,441,798
94,800	SoftBank Corp	2,959,569
185,800	Stanley Electric Co Ltd	2,564,047
202,800	Sumitomo Rubber Industries	2,447,258
190,100	Sumitomo Corp	2,548,691
112,000	Sumitomo Metal Mining Co Ltd	1,261,581
222,700	Sumitomo Mitsui Financial Group Inc	6,488,713
100,400	Sysmex Corp	4,116,263
320,900	Takeda Pharmaceutical Co Ltd	13,411,891
173,300	Terumo Corp	6,224,274
728,000	Tobu Railway Co Ltd	3,566,900
630,000	Tokyu Corp	2,797,763
1,217,000	Toray Industries Inc	8,123,739

628,000	Toshiba Corp	2,353,177
558,300	Toyota Motor Corp	21,455,356
146,400	Toyota Tsusho Corp	2,696,002
98,000	Toyo Suisan Kaisha Ltd	2,506,895
144,700	Trend Micro Inc	3,958,826
106,400	Tsumura & Co	2,341,416
154,000	Unicharm Corp	8,321,173
33,500	USS Co Ltd	3,393,488
108,500	West Japan Railway Co	4,255,736
20,478	Yahoo Japan Corp	5,952,244
135,020	Yamada Denki Co Ltd	6,759,364
236,500	Yamato Holdings Co Ltd	3,673,049
56,400	Yamato Kogyo Co Ltd	1,526,263

	Total Japan	587,508,446

	Netherlands — 2.5%
2	Aegon NV	9
217,075	ASML Holding NV	9,945,700
375,896	Koninklijke Ahold NV	4,417,209
1,149,958	Koninklijke KPN NV	10,875,426
162,248	Reed Elsevier NV	1,686,762
1,346,507	Unilever NV	42,300,899

	Total Netherlands	69,226,005

	New Zealand — 0.2%
2,118,330	Telecom Corp of New Zealand Ltd	4,126,767

	Norway — 0.3%
112,512	Telenor ASA	1,647,235
94,732	TGS Nopec Geophysical Co ASA	2,373,003
90,255	Yara International ASA	3,422,416

	Total Norway	7,442,654

	Singapore — 1.9%
1,424,000	Ezra Holdings Ltd*	1,044,150
9,132,000	Golden Agri-Resources Ltd	4,590,052
1,271,000	Hyflux Ltd	1,243,141
530,900	Keppel Corp Ltd	4,098,407
1,076,000	Noble Group Ltd	926,372
998,000	SATS Ltd	2,024,869
817,000	SembCorp Industries Ltd	3,049,845
861,000	Singapore Exchange Ltd	4,117,486
2,292,000	Singapore Press Holdings Ltd	6,715,681
2,130,000	Singapore Technologies Engineering Ltd	4,883,596
5,158,500	Singapore Telecommunications	12,378,523
1,439,000	SMRT Corp Ltd	1,800,453
1,284,000	StarHub Ltd	3,222,358
496,000	Straits Asia Resources Ltd	552,100
391,000	Wilmar International Ltd	1,102,656
1,834,000	Yangzijiang Shipbuilding Holdings Ltd	1,464,237
896,000	Yanlord Land Group Ltd*	707,907

	Total Singapore	53,921,833

	Spain — 1.4%
14,702	Acciona SA	776,101
121,935	Enagas	1,906,146
1	Gas Natural SDG SA	11
1,173,679	Iberdrola SA	4,468,828
254,447	Inditex SA	21,049,401

104,866	Red Electrica de Espana	3,883,808
494,509	Repsol YPF SA	7,423,870

	Total Spain	39,508,165

	Sweden — 2.4%
130,984	Assa Abloy AB Class B	3,411,927
67,758	Atlas Copco AB	1,221,037
186,264	Atlas Copco AB Class A	3,772,428
50,263	Electrolux AB Class B	957,684
65,801	Elekta AB Class B	3,164,798
79,617	Getinge AB Class B	1,987,004
797,152	Hennes & Mauritz AB Class B	23,736,976
182,597	Investor AB B Shares	3,199,085
145,915	Kinnevik Investment AB	2,568,802
168,136	Lundin Petroleum AB*	2,979,571
46,295	Millicom International Cellular SA SDR	3,969,768
131,192	Scania AB Class B	2,090,476
122,219	Svenska Handelsbanken AB Class A	3,429,125
298,662	Swedbank AB Class A	4,268,430
143,436	Swedish Match AB	5,435,906

	Total Sweden	66,193,017

	Switzerland — 11.5%
162,512	ABB Ltd*	2,563,782
76,250	Actelion Ltd (Registered)*	2,890,381
26,985	Geberit AG (Registered)*	5,249,291
23,290	Kuehne & Nagel International AG (Registered)	2,483,050
1,625,373	Nestle SA (Registered)	92,230,893
65,998	Nobel Biocare Holding AG*	697,753
652,429	Novartis AG (Registered)	33,990,079
1,020,866	Roche Holding AG (Non Voting)	159,765,309
2,469	SGS SA (Registered)	4,467,110
14,716	Sonova Holding AG (Registered)*	1,385,232
5,870	Straumann Holding AG	904,043
5,456	Swisscom AG (Registered)	1,985,479
14,294	Syngenta AG (Registered)	4,604,003
17,081	Zurich Financial Services AG*	3,511,051

	Total Switzerland	316,727,456

	United Kingdom — 25.2%
751,740	Aberdeen Asset Management Plc	2,824,448
303,240	Admiral Group Plc	4,860,094
417,212	Aggreko Plc	14,184,962
177,605	AMEC Plc	2,659,706
2	ARM Holdings Plc	16
465,084	Ashmore Group Plc	2,440,170
98,627	ASOS Plc*	2,662,076
95,457	Associated British Foods Plc	1,749,418
376,053	AstraZeneca Plc	15,190,705
309,259	Babcock International Group Plc	4,061,224
779,398	BAE Systems Plc	3,293,449
615,678	Balfour Beatty Plc	2,590,099
10	Barclays Plc	27
726,903	BG Group Plc	14,008,188
356,789	BHP Billiton Plc	9,349,597
320,841	BP Plc	1,950,391
2,012,906	British American Tobacco Plc	95,141,007
805,040	British Sky Broadcasting Group Plc	8,564,655
2,732,552	BT Group Plc	8,693,292

487,799	Bunzl Plc	7,703,223
344,402	Burberry Group Plc	7,287,410
597,195	Capita Group Plc	5,698,385
664,750	Centrica Plc	3,175,359
222,163	Chemring Group Plc	1,091,515
1,349,787	Cobham Plc	4,666,100
211,407	Croda International Plc	7,323,476
849,695	Debenhams Plc	1,016,363
2,377,837	Diageo Plc	56,655,042
537,192	Drax Group Plc	4,541,110
172,130	Eurasian Natural Resources Corp Plc	1,125,797
642,775	Experian Plc	8,992,752
4,389,690	GlaxoSmithKline Plc	97,271,406
1,032,686	HSBC Holdings Plc	8,145,597
302,289	ICAP Plc	1,591,384
227,962	IMI Plc	3,124,446
302,715	Imperial Tobacco Group Plc	10,951,122
1	Inchcape Plc	5
149,534	InterContinental Hotels Group Plc	3,517,425
392,792	International Power Plc	2,511,998
145,771	Intertek Group Plc	5,958,991
1,887,317	ITV Plc	2,130,952
304,759	John Wood Group Plc	3,306,678
124,198	Johnson Matthey Plc	4,181,421
121,639	Kazakhmys Plc	1,252,079
219,253	Lancashire Holdings Ltd	2,550,556
2,965	Land Securities Group Plc (REIT)	32,490
658,793	LG Group Holdings Plc	4,408,839
37,184,936	Lloyds Banking Group Plc*	14,636,941
51,524	London Stock Exchange Group Plc	797,515
940,839	Man Group Plc	1,062,984
960,456	Marks & Spencer Group Plc	4,923,027
247,472	Micro Focus International Plc	1,698,923
443,326	National Grid Plc	4,446,450
285,794	Next Plc	13,365,420
1,415,534	Old Mutual Plc	3,101,750
240,871	Pearson Plc	4,234,360
319,932	Pennon Group Plc	3,618,013
127,789	Petrofac Ltd	3,067,170
199,207	Playtech Ltd	1,070,431
234,106	Prudential Plc	2,457,527
60,274	Randgold Resources Ltd	4,805,498
414,160	Reckitt Benckiser Group Plc	22,039,379
597,315	Reed Elsevier Plc	4,415,368
516,202	Resolution Ltd	1,541,182
414,042	Rexam Plc	2,579,075
220,397	Rightmove Plc	4,997,308
647,191	Rio Tinto Plc	27,844,417
1,278,819	Rolls-Royce Holdings Plc*	16,257,527
124,025,936	Rolls-Royce Holdings Plc-Class C	191,149
141,934	Royal Dutch Shell Plc B Shares (London)	4,562,341
166,679	SABMiller Plc	6,160,145
601,470	Sage Group Plc (The)	2,384,486
318,418	Scottish & Southern Energy Plc	6,504,408
474,111	Shire Plc	13,371,233
283,191	Smiths Group Plc	4,375,489
737,283	Smith & Nephew Plc	6,897,665
157,992	Spectris Plc	3,925,594
534,138	Tate & Lyle Plc	5,541,462
209,667	Telecity Group Plc*	2,652,380

	1,226,411	Tesco Plc	5,723,515
	316,559	Tullett Prebon Plc	1,341,395
	90,445	Unilever Plc	2,846,005
	160,596	Weir Group Plc (The)	3,842,112
	996,652	William Hill Plc	4,165,080
	828,197	WM Morrison Supermarkets Plc	3,532,017
	166,155	Wolseley Plc	5,672,643
	505,340	WPP Plc	6,050,097
	243,217	Xstrata Plc	3,474,268

		Total United Kingdom	690,609,194

		TOTAL COMMON STOCKS (COST $2,652,460,405)	2,602,906,851

		PREFERRED STOCKS — 0.5%

		Germany — 0.5%
	36,478	Bayerische Motoren Werke AG 5.83%	1,875,620
	63,169	Henkel AG & Co KGaA 1.54%	4,126,740
	34,528	Hugo Boss AG 3.82%	3,371,356
	68,138	Porsche Automobil Holding SE 1.89%	3,510,432
	13,517	Volkswagen AG 2.46%	2,168,782

		Total Germany	15,052,930

		TOTAL PREFERRED STOCKS (COST $16,470,576)	15,052,930

		RIGHTS/WARRANTS — 0.0%

		Australia — 0.0%
	45,625	AGL Energy Ltd Rights, Expires 06/19/12*	155,996

		Canada — 0.0%
	19,162	Kinross Gold Corp Warrants, Strike 21.30 Expires 09/17/14*	8,905

		France — 0.0%
	17,760	Air Liquide SA Rights, Expires 06/14/12*	192,086

		Spain — 0.0%
	1	Gas Natural SDG SA Rights, Expires 06/13/12*	1

		TOTAL RIGHTS/WARRANTS (COST $199,261)	356,988

		MUTUAL FUNDS — 2.7%

		United States — 2.7%

		Affiliated Issuers
	2,924,683	GMO U.S. Treasury Fund	73,117,082

		TOTAL MUTUAL FUNDS (COST $73,135,081)	73,117,082

		SHORT-TERM INVESTMENTS — 1.2%

		Time Deposits — 1.2%
USD	6,637,636	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	6,637,636
AUD	9,905	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	9,649
CHF	128,553	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	132,345
DKK	57,355	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,544
GBP	435,489	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	671,175
NZD	204,050	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 06/01/12	153,772
SEK	654,911	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	90,152
HKD	1,632,347	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	210,312

JPY	57,194,760	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	729,897
USD	24,060,280	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	24,060,280
EUR	429,901	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	531,573
CAD	82,522	JPMorgan Chase (New York) Time Deposit, 0.24%, due 06/01/12	79,898
NOK	953,424	JPMorgan Chase (New York) Time Deposit, 0.65%, due 06/01/12	155,918
SGD	679,355	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	527,204

		Total Time Deposits	33,999,355

		TOTAL SHORT-TERM INVESTMENTS (COST $33,999,355)	33,999,355

		TOTAL INVESTMENTS — 99.3% (Cost $2,776,264,678)	2,725,433,206

		Other Assets and Liabilities (net) — 0.7%	18,454,136

		TOTAL NET ASSETS — 100.0%	$2,743,887,342

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/26/12	Bank of America N.A.	AUD	2,901,326	$2,820,148	$(173,730)
6/26/12	Bank of New York Mellon	AUD	5,978,391	5,811,118	(349,195)
6/26/12	Brown Brothers Harriman & Co.	EUR	14,678,905	18,152,202	(1,092,577)
6/26/12	Royal Bank of Scotland PLC	EUR	45,799,864	56,636,948	(3,550,852)
6/26/12	State Street Bank and Trust Company	EUR	11,783,460	14,571,642	(904,166)
6/26/12	Bank of America N.A.	GBP	3,625,078	5,586,351	(190,472)
6/26/12	Bank of New York Mellon	GBP	2,461,740	3,793,613	(126,831)
6/26/12	Morgan Stanley & Co. International PLC	GBP	3,746,533	5,773,517	(194,089)
6/26/12	Royal Bank of Scotland PLC	GBP	1,391,193	2,143,869	(74,265)
6/26/12	Barclays Bank PLC	HKD	114,596,892	14,765,650	(6,559)
6/26/12	Brown Brothers Harriman & Co.	HKD	136,659,856	17,608,433	(9,184)
6/26/12	JPMorgan Chase Bank, N.A.	HKD	129,723,173	16,714,651	(8,281)
6/26/12	Morgan Stanley & Co. International PLC	HKD	114,596,892	14,765,650	(7,911)
6/26/12	State Street Bank and Trust Company	HKD	71,637,561	9,230,400	(4,600)
6/26/12	Bank of New York Mellon	JPY	1,048,626,376	13,385,136	378,756

6/26/12	Barclays Bank PLC	JPY	423,543,931	5,406,304	152,851
6/26/12	Deutsche Bank AG	JPY	682,667,340	8,713,871	244,474
6/26/12	JPMorgan Chase Bank N.A.	JPY	257,790,250	3,290,550	88,294
6/26/12	Morgan Stanley & Co. International PLC	JPY	607,020,455	7,748,281	230,376
6/26/12	Bank of America, N.A.	SGD	14,891,566	11,556,714	(372,285)
6/26/12	Bank of New York Mellon	SGD	14,413,175	11,185,455	(358,661)
6/26/12	Barclays Bank PLC	SGD	28,088,454	21,798,261	(678,976)
6/26/12	Brown Brothers Harriman & Co.	SGD	24,977,640	19,384,089	(584,136)
6/26/12	Morgan Stanley & Co. International PLC	SGD	20,027,257	15,542,307	(507,232)
6/26/12	Royal Bank of Scotland PLC	SGD	21,031,440	16,321,611	(510,692)
6/26/12	State Street Bank and Trust Company	SGD	14,413,175	11,185,455	(350,299)

				$333,892,226	$(8,960,242)

Sales #
6/26/12	Bank of New York Mellon	CAD	20,929,853	$20,253,801	$904,562
6/26/12	Barclays Bank PLC	CAD	17,477,057	16,912,534	598,846
6/26/12	Deutsche Bank AG	CAD	14,418,569	13,952,837	604,757
6/26/12	Morgan Stanley & Co. International PLC	CAD	17,227,275	16,670,820	760,436
6/26/12	Royal Bank of Scotland PLC	CAD	6,333,173	6,128,606	249,231
6/26/12	State Street Bank and Trust Company	CAD	22,994,946	22,252,190	814,725
6/26/12	Bank of America N.A.	CHF	12,132,955	12,495,306	785,509
6/26/12	Bank of New York Mellon	CHF	16,209,249	16,693,339	1,024,592
6/26/12	Barclays Bank PLC	CHF	8,039,076	8,279,164	510,170
6/26/12	Brown Brothers Harriman & Co.	CHF	14,758,791	15,199,563	910,192
6/26/12	Deutsche Bank AG	CHF	7,892,767	8,128,485	494,663
6/26/12	JPMorgan Chase Bank N.A.	CHF	13,604,801	14,011,109	868,649
6/26/12	Morgan Stanley & Co. International PLC	CHF	30,427,822	31,336,551	1,991,038
6/26/12	Royal Bank of Scotland PLC	CHF	26,497,296	27,288,639	1,699,586

6/26/12	State Street Bank and Trust Company	CHF	12,733,524	13,113,811	814,283
6/26/12	Bank of New York Mellon	SEK	45,865,813	6,308,167	461,694
6/26/12	Barclays Bank PLC	SEK	43,665,347	6,005,526	436,454
6/26/12	JPMorgan Chase Bank N.A.	SEK	19,494,155	2,681,134	194,658
6/26/12	State Street Bank and Trust Company	SEK	62,390,671	8,580,918	621,653

				$266,292,500	$14,745,698

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
422	DAX	June 2012	$81,731,313	$(9,082,860)
364	CAC 40	June 2012	13,538,956	(195,418)
280	FTSE 100	June 2012	22,880,839	(2,537,141)

			$118,151,108	$(11,815,419)

Sales
215	S&P Toronto 60	June 2012	$27,294,186	$1,520,101
266	SPI 200	June 2012	26,324,063	1,297,804

			$53,618,249	$2,817,905

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

*	Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 2,789,937,843	$202,470,536	$(266,975,173)	$(64,504,637)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$62,284,082	$20,930,000	$10,097,000	$14,107	$—	$73,117,082

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	91.1%
Futures Contracts	(0.4%)

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the time of closing of the NYSE) and derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$104,513,594	$—		$104,513,594
Austria	—	2,407,801	0	*	2,407,801
Belgium	—	33,779,409	—		33,779,409
Canada	119,382,846	—	—		119,382,846
Denmark	—	75,139,604	—		75,139,604
Finland	—	10,406,248	—		10,406,248
France	—	152,329,990	—		152,329,990
Germany	—	158,761,106	—		158,761,106
Greece	—	5	—		5
Hong Kong	—	76,483,120	—		76,483,120
Ireland	—	28,707,251	—		28,707,251
Italy	—	5,732,340	—		5,732,340
Japan	—	587,508,446	—		587,508,446
Netherlands	—	69,226,005	—		69,226,005
New Zealand	—	4,126,767	—		4,126,767
Norway	—	7,442,654	—		7,442,654
Singapore	—	53,921,833	—		53,921,833
Spain	—	39,508,165	—		39,508,165
Sweden	—	66,193,017	—		66,193,017
Switzerland	—	316,727,456	—		316,727,456
United Kingdom	—	690,418,045	191,149		690,609,194

TOTAL COMMON STOCKS	119,382,846	2,483,332,856	191,149		2,602,906,851

Preferred Stocks
Germany	—	15,052,930	—		15,052,930

TOTAL PREFERRED STOCKS	—	15,052,930	—		15,052,930

Rights/Warrants
Australia	—	155,996	—		155,996
Canada	—	8,905	—		8,905
France	—	192,086	—		192,086
Spain	—	1	—		1

TOTAL RIGHTS/WARRANTS	—	356,988	—		356,988

Mutual Funds
United States	73,117,082	—	—		73,117,082

TOTAL MUTUAL FUNDS	73,117,082	—	—		73,117,082

Short-Term Investments	33,999,355	—	—		33,999,355

Total Investments	226,499,283	2,498,742,774	191,149		2,725,433,206

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	15,840,449	—		15,840,449
Futures Contracts
Equity risk	1,520,101	1,297,804	—		2,817,905

Total Derivatives	1,520,101	17,138,253	—		18,658,354

Total	$228,019,384	$2,515,881,027	$191,149		$2,744,091,560

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward currency contracts
Foreign currency risk	$—	$(10,054,993)	$—	$(10,054,993)
Futures contracts
Equity risk	—	(11,815,419)	—	(11,815,419)

Total Derivatives	—	(21,870,412)	—	(21,870,412)

Total	$—	$(21,870,412)	$—	$(21,870,412)

*	Represents an interest in securities that were determined to have a fair value of zero at May 31, 2012.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)**	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
United Kingdom	$—	$—	$—	$—	$—	$191,149	$—	$—	$191,149	$191,149

Total	$—	$—	$—	$—	$—	$191,149	$—	$—	$191,149	$191,149

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

**	The Fund received this Level 3 security as a result of a corporate action.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$356,988	$—	356,988
Unrealized appreciation on forward currency contracts	—	15,840,449	—	—	—	15,840,449
Unrealized appreciation on futures contracts*	—	—	—	2,817,905	—	2,817,905

Total	$—	$15,840,449	$—	$3,174,893	$—	$19,015,342

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(10,054,993)	$—	$—	$—	(10,054,993)
Unrealized depreciation on futures contracts*	—	—	—	(11,815,419)	—	(11,815,419)

Total	$—	$(10,054,993)	$—	$(11,815,419)	$—	$(21,870,412)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants
Average amount outstanding	$639,150,502	$178,892,456	$126,974

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 92.3%

	Australia — 5.1%
300,034	Australia and New Zealand Banking Group Ltd	6,099,107
341,160	Bank of Queensland Ltd	2,224,276
16,684,040	BlueScope Steel Ltd *	5,596,512
66,828	Campbell Brothers Ltd	3,780,538
401,051	Commonwealth Bank of Australia	19,294,477
157,568	CSL Ltd	5,770,319
7,379,549	Dexus Property Group (REIT)	6,747,330
7,058,117	Goodman Fielder Ltd	4,066,314
939,811	Goodman Group (REIT)	3,091,903
2,883,869	GPT Group (REIT)	9,110,873
1,936,757	Investa Office Fund (REIT)	5,075,787
828,792	Macquarie Atlas Roads Group *	1,239,803
360,592	Macquarie Group Ltd	9,454,014
8,132,473	Mirvac Group (REIT)	9,743,445
223,573	National Australia Bank Ltd	4,889,957
6,484,151	OneSteel Ltd	6,654,400
4,045,176	Pacific Brands Ltd	2,186,854
4,463,167	QBE Insurance Group Ltd	53,745,514
1,343,248	Resolute Mining Ltd *	1,979,048
5,301,328	Stockland (REIT)	16,447,915
2,280,312	TABCORP Holdings Ltd	6,436,635
2,372,845	Tatts Group Ltd	6,053,734
19,418,410	Telstra Corp Ltd	67,183,256
538,540	Wesfarmers Ltd	15,304,207
2,495,492	Westpac Banking Corp	49,250,550
1,509	Woodside Petroleum Ltd	47,246

	Total Australia	321,474,014

	Austria — 0.6%
30,165	Andritz AG	1,599,187
218,429	Erste Group Bank AG *	3,797,752
1,167,625	Immofinanz AG (Entitlement Shares) *	—
593,228	OMV AG	16,187,386
263,619	Raiffeisen International Bank Holding	7,278,220
363,299	Voestalpine AG	9,118,787

	Total Austria	37,981,332

	Belgium — 0.8%
4,697,100	Ageas	7,459,029
415,207	Anheuser-Busch InBev NV	28,092,802
315,129	Belgacom SA	8,310,019
99,090	KBC Groep NV	1,526,975
62,609	Mobistar SA	1,856,380

	Total Belgium	47,245,205

	Canada — 4.4%
219,900	Alimentation Couche Tard Inc	8,697,212
328,200	Bank of Montreal	17,549,970
350,200	BCE Inc	13,976,128
915,600	Canadian Natural Resources Ltd	26,292,972
377,800	Canadian Oil Sands Ltd	7,348,600
122,200	Canadian Tire Corp Ltd	7,953,027
153,200	Canadian Western Bank	3,946,993
226,200	Canadian National Railway Co	18,497,218
75,300	Canadian Pacific Railway Ltd	5,546,618
575,200	Enbridge Inc	22,727,320

1,196,800	Encana Corp	23,916,301
581,500	First Quantum Minerals Ltd	10,184,765
590,700	Husky Energy Inc	13,331,284
156,100	IGM Financial Inc	6,007,625
905,100	Manulife Financial Corp	9,753,365
194,400	Metro Inc Class A	9,600,953
73,200	National Bank of Canada	5,220,421
21	Precision Drilling Corp *	164
1,124,500	Research In Motion Ltd *	11,649,465
258,800	RONA Inc	2,438,035
346,000	Royal Bank of Canada	17,269,013
244,100	Shoppers Drug Mart Corp	9,739,421
1,311,100	Sun Life Financial Inc	27,063,612

	Total Canada	278,710,482

	Denmark — 0.2%
10,789	Greentech Energy Systems A/S *	20,142
115,594	Novo-Nordisk A/S Class B	15,452,831

	Total Denmark	15,472,973

	Finland — 0.3%
5,475,388	Nokia Oyj	14,377,709
35,725	Stockmann Oyj ABP A Shares	635,247
79,296	Tieto Oyj	1,208,793

	Total Finland	16,221,749

	France — 11.4%
1,381,890	Air France–KLM *	5,824,184
76,893	Arkema	5,075,739
274,382	BNP Paribas	8,791,780
12,537	Bongrain SA	744,923
101,308	Bouygues SA	2,460,360
205,673	CNP Assurances *	2,228,091
48,440	Dassault Systemes SA	4,410,834
95,049	Essilor International SA	8,126,509
488,504	European Aeronautic Defense and Space Co NV	16,387,542
1,469,296	France Telecom SA	18,453,503
3,297	Fromageries Bel SA	738,880
208,546	Lagardere SCA	4,943,776
31,515	LVMH Moet Hennessy Louis Vuitton SA	4,664,857
962,945	PagesJaunes Groupe	2,155,557
72,466	Pernod-Ricard SA	7,077,784
1,281,172	Peugeot SA	12,679,715
702,717	Renault SA	29,534,400
3,451,650	Sanofi	235,116,573
146,473	SES SA Class A FDR	3,279,785
411,660	Societe Generale *	8,221,919
29,184	Sodexo	2,121,401
480,752	Technicolor *	1,030,662
32,130	Technip SA	2,942,124
6,695,931	Total SA	288,588,056
27,697	Unibail-Rodamco	4,584,397
1,631,327	Vivendi SA	26,407,940
59,782	Zodiac Aerospace	5,833,285

	Total France	712,424,576

	Germany — 4.9%
119,664	Aareal Bank AG *	1,790,548
108,288	Adidas AG	8,086,058
188,384	Aurubis AG	8,631,537
43,784	BASF AG	3,072,734
73,268	Bayerische Motoren Werke AG	5,565,291
27,365	Beiersdorf AG	1,728,590
51,537	Bilfinger & Berger SE	3,995,326
2,765,296	Commerzbank AG *	4,596,095
64,443	Continental AG	5,395,595
160,354	Deutsche Bank AG (Registered) *	5,812,639
469,662	Deutsche Post AG (Registered)	7,785,651
64,595	Duerr AG	3,643,951

7,555,394	E.ON AG	138,565,048
103,248	Fresenius SE & Co KGaA	9,770,185
224,822	GEA Group AG	5,747,206
568,730	Heidelberger Druckmaschinen AG *	749,477
99,163	Leoni AG	4,076,684
54,421	Merck KGaA	5,048,588
57,562	MTU Aero Engines Holding AG	4,233,614
50,512	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,282,322
11,076	Puma AG Rudolf Dassler Sport	3,355,082
1,094,493	RWE AG	40,100,967
95,721	Salzgitter AG	4,106,484
349,375	SAP AG	20,046,978
178,179	Suedzucker AG	5,417,217

	Total Germany	307,603,867

	Greece — 0.1%
985,128	OPAP SA *	5,246,608
882,577	Public Power Corp SA	1,440,781

	Total Greece	6,687,389

	Hong Kong — 0.9%
2,065,598	CLP Holdings Ltd	16,854,891
4,099,190	Esprit Holdings Ltd	6,593,636
518,700	Hong Kong Ferry (Holding) Co Ltd	427,491
6,315,983	Hong Kong & China Gas	14,855,023
67,500	Hong Kong Aircraft Engineering Co Ltd	876,355
6,564,000	Pacific Basin Shipping Ltd	2,911,809
961,969	Power Assets Holdings Ltd	6,708,772
231,700	Swire Properties Ltd	617,942
2,007,400	Yue Yuen Industrial Holdings	6,262,049

	Total Hong Kong	56,107,968

	Ireland — 0.5%
757,369	C&C Group Plc	3,212,859
473,087	CRH Plc	8,005,883
196,043	DCC Plc	4,608,673
1,492,286	Irish Life & Permanent Group Holdings Plc *	47,976
143,711	Kerry Group Plc Class A	6,196,680
175,918	Kingspan Group Plc	1,505,377
114,431	Paddy Power Plc	7,361,020
316,938	Smurfit Kappa Group Plc	1,997,985

	Total Ireland	32,936,453

	Israel — 0.0%
198,182	Discount Investment Corp (Registered) *	401,751
317,506	Partner Communications Co Ltd	1,451,674

	Total Israel	1,853,425

	Italy — 5.2%
1,068,528	A2A SPA	663,067
237,481	Azimut Holding SPA	2,207,788
357,361	Banca Popolare di Sondrio SCARL	1,899,659
4,434,761	Banca Monte dei Paschi di Siena SPA *	1,111,802
16,748,910	Banca Popolare di Milano SCARL *	6,389,292
2,802,457	Banco Popolare Scarl *	3,126,019
608,301	Campari	3,879,178
607,976	CIR-Compagnie Industriali Riunite SPA	619,870
31,925,736	Enel SPA	91,054,711
6,476,934	ENI SPA	124,773,991
124,566	Exor SPA *	2,671,410
387,487	Fiat Industrial SPA	3,914,837
2,915,320	Finmeccanica SPA *	9,742,451
683,631	Fondiaria–Sai SPA *	826,821
193,779	Indesit Company SPA	779,668
3,156,346	Intesa San Paolo *	3,943,161
203,805	Italcementi SPA-Di RISP	444,027
1,213,038	Mediaset SPA	1,891,177
1,023,683	Mediolanum SPA	2,977,887

9,369,838	Milano Assicurazioni SPA *	2,816,996
91,000	Natuzzi SPA ADR *	247,520
540,489	Parmalat SPA	1,090,666
590,857	Pirelli & C SPA	5,884,576
391,545	Recordati SPA	2,571,801
2	Snam Rete Gas SPA	8
28,939,976	Telecom Italia SPA	23,912,344
25,044,090	Telecom Italia SPA-Di RISP	17,107,852
1,393,963	Terna SPA	4,664,279
30,830	Tod’s SPA	3,048,857

	Total Italy	324,261,715

	Japan — 25.3%
2,322	Accordia Golf Co Ltd	1,424,493
1,865	Advance Residence Investment Corp (REIT)	3,438,736
2,068,300	Aeon Co Ltd	25,063,477
181,600	Aeon Credit Service Co Ltd	2,934,999
1,790,150	Aiful Corp *	3,324,155
329,000	Ajinomoto Co Inc	4,435,946
166,500	Alfresa Holdings Corp	8,061,754
717,429	Alps Electric Co Ltd	5,316,071
377,000	Anritsu Corp	4,039,665
2,253,000	Aozora Bank Ltd	4,762,007
353,700	Asahi Breweries Ltd	7,552,454
676,500	Astellas Pharma Inc	26,565,828
321,500	Bridgestone Corp	6,856,382
719,000	Calsonic Kansei Corp	4,163,819
106,600	Capcom	2,051,841
475	Central Japan Railway Co	3,863,847
1,100,000	Chiba Bank Ltd	6,191,649
358,000	Chiyoda Corp	4,231,637
2,655,000	Cosmo Oil Co Ltd	6,703,257
270,500	Credit Saison Co Ltd	5,158,867
472,200	Daiei Inc *	1,168,299
207,000	Daihatsu Motor Co Ltd	3,552,802
3,364,000	Daikyo Inc	7,388,751
523,500	Daito Trust Construction Co Ltd	46,087,249
253,800	Dena Co Ltd	5,290,983
1,144,000	DIC Corp	2,093,527
142,700	East Japan Railway Co	8,484,697
634,300	Eisai Co Ltd	25,866,687
218,900	Electric Power Development Co Ltd	5,664,170
48,100	Fast Retailing Co Ltd	10,712,524
623,000	Fuji Electric Co Ltd	1,444,677
236,200	Fuji Oil Co Ltd	3,031,099
1,025,000	Gunze Ltd	2,640,882
895,000	Hanwa Co Ltd	3,305,545
11,550,000	Haseko Corp *	7,496,366
123,600	Hikari Tsushin Inc	4,626,974
240,900	Hosiden Corp	1,451,991
70,500	Idemitsu Kosan Co Ltd	6,374,360
1,018	INPEX Corp	5,876,961
211,700	Isetan Mitsukoshi Holdings Ltd	2,127,073
1,263,000	Isuzu Motors Ltd	6,730,508
382,100	IT Holdings Corp	4,246,524
3,659,500	Itochu Corp	40,026,721
4,771	Japan Retail Fund Investment Corp (REIT)	7,514,310
2,927	Japan Tobacco Inc	16,286,662
1,133,900	JFE Holdings Inc	18,321,258
131,000	JGC Corp	3,588,971
489,200	JVC Kenwood Corp	1,623,594
8,145,190	JX Holdings Inc	41,295,235
469,700	K’s Holdings Corp	11,777,638
4,784,993	Kajima Corp	12,507,653
700,200	Kao Corp	18,086,329
4,265,000	Kawasaki Kisen Kaisha Ltd *	7,833,840
10,918	KDDI Corp	67,415,735
572,000	Kinugawa Rubber Industrial Co Ltd	3,577,243
5,727,000	Kobe Steel Ltd	6,846,460
85,800	Kohnan Shoji Co Ltd	1,103,379

245,000	Konami Corp	5,155,989
108,000	Krosaki Harima Corp	246,498
279,200	Kyowa Exeo Corp	2,554,648
214,000	Lawson Inc	14,991,638
1,739,400	Leopalace21 Corp *	4,704,439
3,231,000	Marubeni Corp	20,626,668
5,529,000	Mazda Motor Corp *	7,015,532
769,900	Medipal Holdings Corp	9,753,039
4,652,500	Mitsubishi Chemical Holdings Corp	20,487,836
1,601,500	Mitsubishi Corp	31,249,834
346,000	Mitsubishi Gas Chemical Co Inc	2,008,472
2,192,900	Mitsubishi UFJ Financial Group Inc	9,464,060
183,320	Mitsubishi UFJ Lease & Finance Co Ltd	6,863,392
2,686,000	Mitsui Chemicals Inc	6,806,806
3,539,000	Mitsui Engineer & Shipbuilding Co Ltd	4,728,762
539,300	Mitsui & Co Ltd	7,579,851
3,654,000	Mitsui Mining & Smelting Co Ltd	8,273,808
3,679,000	Mitsui OSK Lines Ltd	12,925,843
32,738,900	Mizuho Financial Group Inc	47,833,671
281,000	Nachi-Fujikoshi Corp	1,245,215
416,500	Namco Bandai Holdings Inc	5,053,540
551,000	Net One Systems Co Ltd	7,597,965
947,000	Nichirei Corp	4,219,410
223,800	Nikon Corp	6,204,567
86,100	Nintendo Co Ltd	9,967,535
397,000	Nippon Corp	3,714,958
3,885,000	Nippon Light Metal Co Ltd	5,194,313
423,700	Nippon Paper Group Inc	6,527,448
9,151,000	Nippon Steel Corp	20,476,345
1,942,000	Nippon Telegraph & Telephone Corp	83,612,277
4,522,000	Nippon Yusen Kabushiki Kaisha	12,060,127
883,700	Nipro Corp	5,066,414
699,000	Nisshinbo Holdings Inc	5,577,973
110,950	Nitori Holdings Co Ltd	10,021,563
105,200	Nitto Denko Corp	4,245,719
16,478	NTT Docomo Inc	26,288,052
1,000,247	Obayashi Corp	3,875,501
713,000	OJI Paper Co Ltd	2,694,118
73,900	Okinawa Electric Power Co	2,349,931
57,900	Ono Pharmaceutical Co Ltd	3,267,033
41,100	Oriental Land Co Ltd	4,483,663
736	ORIX JREIT Inc (REIT)	3,284,340
1,341,000	Osaka Gas Co Ltd	5,253,255
89,400	Otsuka Holdings Co Ltd	2,809,687
613,000	Pacific Metals Co Ltd	2,467,216
2,518,000	Penta Ocean Construction Co Ltd	5,655,135
249,650	Point Inc	8,980,038
11,354,800	Resona Holdings Inc	42,712,392
719,000	Ricoh Company Ltd	5,207,494
797,200	Round One Corp	4,198,875
127,200	Ryohin Keikaku Co Ltd	6,504,047
98,000	Saizeriya Co Ltd	1,467,894
232,800	Sankyo Co Ltd	11,205,405
1,838,700	Sapporo Hokuyo Holdings Inc	5,291,616
268,000	Sega Sammy Holdings Inc	4,761,122
382,000	Seino Holdings Co Ltd	2,484,076
351,100	Seven & I Holdings Co Ltd	10,556,938
2,293,400	Seven Bank Ltd	5,111,423
76,900	Shimamura Co Ltd	8,716,373
3,540,000	Shinsei Bank Ltd	3,736,623
1,019,000	Shizuoka Bank Ltd (The)	9,935,492
938,900	Showa Shell Sekiyu KK	5,559,796
5,963,300	Sojitz Corp	9,410,508
193,280	Sumisho Computer Systems Corp	2,780,678
3,373,000	Sumitomo Light Metal Industries Ltd	3,393,324
154,700	Sumitomo Rubber Industries	1,866,819
4,515,700	Sumitomo Corp	60,542,481
549,000	Sumitomo Metal Mining Co Ltd	6,183,999
702,200	Sumitomo Mitsui Financial Group Inc	20,459,697
3,174,000	Sumitomo Mitsui Trust Holdings Inc	7,985,487

673,000	Sumitomo Osaka Cement Co Ltd	1,987,306
129,200	Suzuken Co Ltd	4,016,643
5,612,716	Taiheiyo Cement Co Ltd	11,372,507
4,460,000	Taisei Corp	10,859,550
454,000	Takashimaya Co Ltd	3,197,829
2,170,000	Takeda Pharmaceutical Co Ltd	90,694,310
523,000	Tobu Railway Co Ltd	2,562,485
1,024,000	Toho Zinc Co Ltd	3,711,939
2,480,000	Tokyo Tatemono Co Ltd *	7,967,299
444	Tokyu REIT Inc (REIT)	2,216,550
603,000	TonenGeneral Sekiyu KK	5,487,130
445,000	Toray Industries Inc	2,970,472
2,602,000	Tosoh Corp	6,578,152
620,400	Toyota Motor Corp	23,841,846
1,033,200	Toyota Tsusho Corp	19,026,701
539,000	Toyo Engineering Corp	2,194,840
73,000	Toyo Suisan Kaisha Ltd	1,867,381
118,600	Trend Micro Inc	3,244,760
257,000	Tsugami Corp	2,147,160
168,600	Unicharm Corp	9,110,063
95,600	Unipres Corp	2,628,860
1,088	United Urban Investment Corp (REIT)	1,176,185
1,167,800	UNY Co Ltd	12,145,168
95,870	USS Co Ltd	9,711,454
145,463	West Japan Railway Co	5,705,549
18,914	Yahoo Japan Corp	5,497,644
662,900	Yamada Denki Co Ltd	33,186,062
360,600	Yamato Holdings Co Ltd	5,600,429
137,700	Yamato Kogyo Co Ltd	3,726,355
393,000	Yokohama Rubber Co Ltd	2,644,508

	Total Japan	1,582,222,381

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.2%
537	Aalberts Industries NV	8,637
3,338,873	Aegon NV	14,095,242
257,842	ASML Holding NV	11,813,517
142,544	CSM NV	2,369,701
3,129,629	ING Groep NV *	18,107,731
249,107	Koninklijke Ahold NV	2,927,293
1,270,313	Koninklijke BAM Groep NV	3,209,238
680,137	Unilever NV	21,366,697

	Total Netherlands	73,898,056

	New Zealand — 0.6%
2,191,108	Chorus Ltd *	5,380,535
1,385,643	Fletcher Building Ltd	6,566,692
809,149	Sky City Entertainment Group Ltd	2,172,580
11,385,709	Telecom Corp of New Zealand	22,180,761

	Total New Zealand	36,300,568

	Norway — 0.2%
936,191	DnB NOR ASA	8,479,182
261,984	Frontline Ltd	1,253,042
1,458,004	Golden Ocean Group Ltd	1,109,446
201,950	TGS Nopec Geophysical Co ASA	5,058,774

	Total Norway	15,900,444

	Portugal — 0.2%

5,850,103	EDP - Energias de Portugal SA	12,148,933

	Singapore — 1.5%
2,966,000	CapitaCommercial Trust (REIT)	2,824,389
3,894,000	Ezra Holdings Ltd *	2,855,282
39,707,000	Golden Agri-Resources Ltd	19,958,083
2,388,000	Ho Bee Investment Ltd	2,067,936
3,873,000	Jaya Holdings Ltd *	1,835,452

500	Keppel Corp Ltd	3,860
3,706,000	Midas Holdings Ltd	886,250
459,777	Oversea-Chinese Banking Corp Ltd	2,971,639
2,057,100	SembCorp Industries Ltd	7,679,115
1,094,000	Singapore Exchange Ltd	5,231,742
2,676,000	Singapore Press Holdings Ltd	7,840,821
2,075,000	Singapore Technologies Engineering Ltd	4,757,494
13,579,000	Singapore Telecommunications	32,584,658
4,316,000	Swiber Holdings Ltd *	1,779,069
318,000	Venture Corp Ltd	1,962,389

	Total Singapore	95,238,179

	Spain — 4.3%
57,012	Acciona SA	3,009,594
3,134,230	Banco Bilbao Vizcaya Argentaria SA	17,902,154
6,487,158	Banco Popular Espanol SA	13,111,123
14,258,052	Banco Santander SA	75,951,799
1,615,735	CaixaBank	4,042,752
353,275	Ferrovial SA	3,353,144
212,948	Fomento de Construcciones y Contratas SA	2,690,299
1,812,533	Gas Natural SDG SA	19,700,294
329,514	Grifols SA *	7,479,965
34,345	Grifols SA Class B *	583,580
4,691,442	Iberdrola SA	17,862,845
334,335	Jazztel Plc *	1,841,968
1,506,277	Mapfre SA	2,925,428
1,292,985	Repsol YPF SA	19,411,077
7,207,075	Telefonica SA	80,223,484

	Total Spain	270,089,506

	Sweden — 0.5%
705,036	Investor AB B Shares	12,352,176
227,638	Svenska Handelsbanken AB Class A	6,386,889
321,991	Swedbank AB Class A	4,601,844
161,056	Swedish Match AB	6,103,665

	Total Sweden	29,444,574

	Switzerland — 3.4%
1,055,878	Nestle SA (Registered)	59,915,214
1,657,228	Novartis AG (Registered)	86,337,841
374,018	Roche Holding AG (Non Voting)	58,533,736
26,698	Zurich Financial Services AG *	5,487,854

	Total Switzerland	210,274,645

	United Kingdom — 20.7%
752,091	Amlin Plc	3,695,461
679,901	Ashtead Group Plc	2,422,124
5,116,992	AstraZeneca Plc	206,701,487
2,848,299	Aviva Plc	11,560,262
11,505,545	BAE Systems Plc	48,618,191
1,802,174	Balfour Beatty Plc	7,581,576
29,075,920	Barclays Plc	79,773,172
670,599	Barratt Developments Plc *	1,244,980
19,886,878	BP Plc	120,892,265
895,307	British American Tobacco Plc	42,317,132
7,677,460	BT Group Plc	24,424,933
551,485	Bunzl Plc	8,708,940
92,677	Burberry Group Plc	1,961,009
439,826	Cape Plc	1,640,869
733,110	Catlin Group Ltd	4,541,877
1,883,821	Cobham Plc	6,512,211
2,512,619	Debenhams Plc	3,005,469
1,451,828	Diageo Plc	34,591,680
13,717,136	Dixons Retail Plc *	3,021,387
1,475,355	Drax Group Plc	12,471,796
326,986	Experian Plc	4,574,702
2,376,468	FirstGroup Plc	7,733,141
6,597,018	GlaxoSmithKline Plc	146,183,720
545,666	Greencore Group Plc	648,307

304,662	Halfords Group Plc	1,138,063
7,305,996	Home Retail Group Plc	8,826,264
337,842	Imperial Tobacco Group Plc	12,221,889
1,341,277	Inchcape Plc	6,514,674
781,571	Intermediate Capital Group Plc	2,985,519
120,813	Jardine Lloyd Thompson Group Plc	1,273,703
170,431	JD Wetherspoon Plc	1,021,179
75,242	Johnson Matthey Plc	2,533,201
2,648,888	Kesa Electricals Plc	2,012,403
400,711	Lancashire Holdings Ltd	4,661,445
4,282	Land Securities Group Plc (REIT)	46,921
11,009,085	Legal & General Group Plc	18,813,318
70,822,152	Lloyds Banking Group Plc *	27,877,409
412,748	Melrose Plc	2,711,454
545,659	Micro Focus International Plc	3,746,010
557,144	National Express Group Plc	1,621,705
303,860	Next Plc	14,210,293
2,700,082	Old Mutual Plc	5,916,481
324,748	Pearson Plc	5,708,864
636,908	Premier Foods Plc *	1,071,906
2,109,711	Punch Taverns Plc *	269,278
1,087,167	Rio Tinto Plc	46,773,721
1,460,282	Rolls-Royce Holdings Plc *	18,564,452
154,789,892	Rolls-Royce Holdings Plc-Class C *	238,562
1,722,602	Royal Dutch Shell Plc A Shares (London)	53,543,276
2,383,774	Royal Dutch Shell Plc B Shares (London)	76,624,267
43,336,440	Royal Bank of Scotland Group Plc *	13,431,694
208,770	SABMiller Plc	7,715,750
729,276	Sage Group Plc (The)	2,891,164
493,102	Scottish & Southern Energy Plc	10,072,724
38,699	Spirax-Sarco Engineering Plc	1,236,418
1,847,803	Spirit Pub Co Plc	1,453,364
578,060	Tate & Lyle Plc	5,997,135
6,416,981	Thomas Cook Group Plc	1,867,283
2,840,676	TUI Travel Plc	7,224,032
516,597	United Utilities Group Plc	5,239,777
38,841,180	Vodafone Group Plc	103,588,781
2,763,361	William Hill Plc	11,548,284
789,819	WM Morrison Supermarkets Plc	3,368,346
235,818	Wolseley Plc	8,050,984
714,471	WPP Plc	8,553,882

	Total United Kingdom	1,297,992,566

	TOTAL COMMON STOCKS (COST $6,990,342,270)	5,782,491,000

	PREFERRED STOCKS — 0.5%

	Germany — 0.5%
56,919	Henkel AG & Co KGaA 1.54%	3,718,436
45,850	Hugo Boss AG 3.82%	4,476,849
482,410	Porsche Automobil Holding SE 1.89%	24,853,496
303	Villeroy & Boch AG 5.41%	2,819

	Total Germany	33,051,600

	TOTAL PREFERRED STOCKS (COST $32,869,451)	33,051,600

	RIGHTS/WARRANTS — 0.1%

	Italy — 0.0%
387,487	Fiat Industrial SPA Rights, Expires 06/20/12*	14
387,487	Fiat Industrial SPA Rights, Expires 06/20/12*	7

	Total Italy	21

	Spain — 0.1%
1,615,735	CaixaBank Rights, Expires 06/15/12*	105,886
1,812,533	Gas Natural SDG SA Rights, Expires 06/13/12*	1,044,398
7,207,075	Telefonica SA Rights, Expires 06/01/12*	2,094,214

	Total Spain	3,244,498

	TOTAL RIGHTS/WARRANTS (COST $5,466,299)	3,244,519

		MUTUAL FUNDS — 1.2%

		United States — 1.2%

		Affiliated Issuers
	2,924,701	GMO U.S. Treasury Fund	73,117,524

		TOTAL MUTUAL FUNDS (COST $73,143,485)	73,117,524

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 4.2%

		Time Deposits — 4.2%
USD	35,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/12	35,000,000
USD	35,000,000	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	35,000,000
AUD	142,678	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	138,983
CHF	9,270	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,543
DKK	54,953	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,144
GBP	202,953	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	312,791
NOK	58,619	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	9,586
NZD	212,969	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 06/01/12	160,493
SEK	3,672,810	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	505,583
USD	20,155,828	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 06/01/12	20,155,828
HKD	3,343,433	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	430,769
JPY	138,881,680	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	1,772,354
USD	32,798,074	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	32,798,074
EUR	1,200,165	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	1,484,004
USD	33,516,055	DnB Nor Bank (Oslo) Time Deposit, 0.03%, due 06/01/12	33,516,055
USD	23,466,468	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/12	23,466,468
USD	11,533,532	HSBC Bank (New York) Time Deposit, 0.03%, due 06/01/12	11,533,532
CAD	464,351	JPMorgan Chase (New York) Time Deposit, 0.24%, due 06/01/12	449,583
SGD	798,761	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	619,867
USD	10,384,477	JPMorgan Chase (New York) Time Deposit, 0.03%, due 06/01/12	10,384,477
USD	23,547,565	JPMorgan Chase (New York) Time Deposit, 0.03%, due 06/01/12	23,547,565
USD	35,000,000	Royal Bank of Canada (Toronto) Time Deposit, 0.03%, due 06/01/12	35,000,000

		Total Time Deposits	266,304,699

		TOTAL SHORT-TERM INVESTMENTS (COST $266,304,699)	266,304,699

		TOTAL INVESTMENTS — 98.3% (Cost $7,368,126,204)	6,158,209,342

		Other Assets and Liabilities (net) — 1.7%	105,756,418

		TOTAL NET ASSETS — 100.0%	$6,263,965,760

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/26/12	Bank of New York Mellon	GBP	50,979,751	$78,561,281	$(2,626,521)
6/26/12	Brown Brothers Harriman & Co.	GBP	29,126,709	44,885,107	(1,476,458)
6/26/12	JPMorgan Chase Bank, N.A.	GBP	8,757,164	13,495,045	(470,670)
6/26/12	Morgan Stanley & Co. International PLC	GBP	13,461,526	20,744,604	(697,373)
6/26/12	Royal Bank of Scotland PLC	GBP	8,757,164	13,495,045	(467,474)

6/26/12	State Street Bank and Trust Company	GBP	6,426,763	9,903,829	(344,352)
6/26/12	Bank of America, N.A.	HKD	226,378,767	29,168,590	7,342
6/26/12	Barclays Bank PLC	HKD	186,164,043	23,986,978	(10,655)
6/26/12	Brown Brothers Harriman & Co.	HKD	331,552,057	42,720,022	(22,282)
6/26/12	Deutsche Bank AG	HKD	178,461,542	22,994,522	(12,587)
6/26/12	JPMorgan Chase Bank, N.A.	HKD	458,755,063	59,109,953	(29,284)
6/26/12	Morgan Stanley & Co. International PLC	HKD	186,164,043	23,986,978	(12,852)
6/26/12	Royal Bank of Scotland PLC	HKD	107,737,008	13,881,764	(6,141)
6/26/12	State Street Bank and Trust Company	HKD	472,931,495	60,936,566	(30,369)
6/26/12	Bank of America, N.A.	SEK	109,985,898	15,126,941	(1,115,291)
6/26/12	Brown Brothers Harriman & Co.	SEK	109,985,898	15,126,941	(1,082,497)
6/26/12	Deutsche Bank AG	SEK	109,985,898	15,126,941	(1,090,384)
6/26/12	JPMorgan Chase Bank, N.A.	SEK	109,985,898	15,126,941	(1,098,258)
6/26/12	Bank of America, N.A.	SGD	27,006,408	20,958,531	(675,152)
6/26/12	Bank of New York Mellon	SGD	24,705,974	19,173,261	(614,789)
6/26/12	Barclays Bank PLC	SGD	25,820,548	20,038,235	(624,154)
6/26/12	Brown Brothers Harriman & Co.	SGD	24,203,129	18,783,024	(591,258)
6/26/12	JPMorgan Chase Bank, N.A.	SGD	49,032,796	38,052,278	(1,201,625)
6/26/12	Morgan Stanley & Co. International PLC	SGD	29,351,703	22,778,615	(743,394)
6/26/12	Royal Bank of Scotland PLC	SGD	38,527,603	29,899,642	(935,539)
6/26/12	State Street Bank and Trust Company	SGD	26,756,398	20,764,508	(650,290)

				$708,826,142	$(16,622,307)

Sales #
6/26/12	Barclays Bank PLC	CAD	23,391,692	$22,636,121	$801,509
6/26/12	Brown Brothers Harriman & Co.	CAD	15,536,777	15,034,926	637,417
6/26/12	Deutsche Bank AG	CAD	44,590,584	43,150,271	1,870,259
6/26/12	JPMorgan Chase Bank, N.A.	CAD	21,501,595	20,807,076	760,862
6/26/12	Morgan Stanley & Co. International PLC	CAD	21,746,534	21,044,103	959,922
6/26/12	Royal Bank of Scotland PLC	CAD	19,280,702	18,657,919	758,758
6/26/12	State Street Bank and Trust Company	CAD	28,194,946	27,284,226	998,964
6/26/12	Bank of America, N.A.	EUR	35,532,164	43,939,722	2,783,830
6/26/12	Brown Brothers Harriman & Co.	EUR	34,992,780	43,272,710	2,604,574

6/26/12	JPMorgan Chase Bank, N.A.	EUR	30,145,551	37,278,538	2,328,555
6/26/12	Morgan Stanley & Co. International PLC	EUR	14,490,513	17,919,233	1,146,616
6/26/12	Royal Bank of Scotland PLC	EUR	8,195,742	10,135,004	635,414
6/26/12	State Street Bank and Trust Company	EUR	15,072,775	18,639,269	1,156,560
6/26/12	Bank of America, N.A.	JPY	1,494,986,957	19,082,683	(360,429)
6/26/12	Bank of New York Mellon	JPY	3,172,329,582	40,493,034	(1,355,530)
6/26/12	Barclays Bank PLC	JPY	1,175,265,449	15,001,614	(424,136)
6/26/12	Brown Brothers Harriman & Co.	JPY	2,652,802,620	33,861,560	(945,925)
6/26/12	Deutsche Bank AG	JPY	627,002,545	8,003,341	(224,539)
6/26/12	JPMorgan Chase Bank, N.A.	JPY	2,036,666,897	25,996,928	(697,566)
6/26/12	Morgan Stanley & Co. International PLC	JPY	3,172,329,582	40,493,034	(1,962,559)
6/26/12	Royal Bank of Scotland PLC	JPY	631,692,196	8,063,202	(221,705)
6/26/12	State Street Bank and Trust Company	JPY	1,059,992,400	13,530,217	(369,558)

				$544,324,731	$10,881,293

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
696	FTSE 100	June 2012	$56,875,229	$(5,030,910)
1,923	FTSE/MIB	June 2012	153,401,006	(38,802,492)
1,075	IBEX 35	June 2012	80,837,409	(8,805,123)
955	MSCI Singapore	June 2012	46,997,579	(88,301)
1,320	TOPIX	June 2012	120,372,650	(18,103,613)

			$458,483,873	$(70,830,439)

Sales
27	Amsterdam Exchanges Index	June 2012	$1,935,674	$60,111
1,846	OMXS 30	June 2012	24,850,534	911,193
1,206	S&P Toronto 60	June 2012	153,101,341	12,006,926
1,385	SPI 200	June 2012	137,063,259	6,849,665

			$316,950,808	$19,827,895

Swap Agreements

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
435,576 EUR	11/27/2012	Goldman Sachs International	1 Month Euribor Floating Rate minus 10%	Total Return on Dexia SA	$(55,762)

1,366,173 EUR	11/27/2012	Bank of America Merrill Lynch	3 Month Euribor Floating Rate minus 10%	Total Return on Alpha Bank A.E.	8,343

					$(47,419)

				Premiums to (Pay) Receive	$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR — American Depositary Receipt

Euribor — Euro Interbank Offered Rate

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 7,515,447,168	$ 201,095,261	$(1,558,333,087)	$(1,357,237,826)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$64,903,524	$8,214,000	$—	$14,408	$—	$73,117,524

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	88.4%
Futures Contracts	(1.0)%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless. With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$321,474,014	$—		$321,474,014
Austria	—	37,981,332	0	*	37,981,332
Belgium	—	47,245,205	—		47,245,205
Canada	278,710,482	—	—		278,710,482
Denmark	—	15,472,973	—		15,472,973
Finland	—	16,221,749	—		16,221,749
France	—	712,424,576	—		712,424,576
Germany	—	307,603,867	—		307,603,867
Greece	—	6,687,389	—		6,687,389
Hong Kong	617,942	55,490,026	—		56,107,968
Ireland	47,976	32,888,477	—		32,936,453
Israel	—	1,853,425	—		1,853,425
Italy	247,520	324,014,195	—		324,261,715
Japan	—	1,582,222,381	—		1,582,222,381
Malta	—	—	0	*	0	*
Netherlands	—	73,898,056	—		73,898,056
New Zealand	—	36,300,568	—		36,300,568
Norway	—	15,900,444	—		15,900,444
Portugal	—	12,148,933	—		12,148,933
Singapore	—	95,238,179	—		95,238,179
Spain	—	270,089,506	—		270,089,506
Sweden	—	29,444,574	—		29,444,574
Switzerland	—	210,274,645	—		210,274,645
United Kingdom	—	1,297,754,004	238,562		1,297,992,566

TOTAL COMMON STOCKS	279,623,920	5,502,628,518	238,562		5,782,491,000

Preferred Stocks
Germany	—	33,051,600	—		33,051,600

TOTAL PREFERRED STOCKS	—	33,051,600	—		33,051,600

Rights/Warrants
Italy	—	—	21		21
Spain	—	3,244,498	—		3,244,498

TOTAL RIGHTS/WARRANTS	—	3,244,498	21		3,244,519

Mutual Funds
United States	73,117,524	—	—		73,117,524

TOTAL MUTUAL FUNDS	73,117,524	—	—		73,117,524

Short-Term Investments	266,304,699	—	—		266,304,699

Total Investments	619,046,143	5,538,924,616	238,583		6,158,209,342

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	17,450,582	—		17,450,582
Futures Contracts
Equity risk	12,006,926	7,820,969	—		19,827,895
Swap Agreements
Equity risk	—	8,343	—		8,343

Total Derivatives	12,006,926	25,279,894	—		37,286,820

Total	$631,053,069	$5,564,204,510	$238,583		$6,195,496,162

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(23,191,596)	$—	$(23,191,596)
Futures Contracts
Equity risk	—	(70,830,439)	—	(70,830,439)
Swap Agreements
Equity Risk	—	(55,762)	—	(55,762)

Total Derivatives	—	(94,077,797)	—	(94,077,797)

Total	$—	$(94,077,797)	$—	$(94,077,797)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation) **	Transfers into level 3 *	Transfers out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stock
United Kingdom	$—	$—	$—	$—	$—	$238,562	$—	$—	$238,562	$238,562
Rights/Warrants
Italy	—	15	—	—	—	6	—	—	21	6

Total	$—	$15	$—	$—	$—	$238,568	$—	$—	$238,583	$238,568

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	The Fund received this Level 3 security as a result of a corporate action.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk – The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$3,244,519	$—	$3,244,519
Unrealized appreciation on forward currency contracts	—	17,450,582	—	—	—	17,450,582
Unrealized appreciation on futures contracts*	—	—	—	19,827,895	—	19,827,895
Unrealized appreciation on swap agreements	—	—	—	8,343	—	8,343

Total	$—	$17,450,582	$—	$23,080,757	$—	$40,531,339

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(23,191,596)	$—	$—	$—	$(23,191,596)
Unrealized depreciation on futures contracts*	—	—	—	(70,830,439)	—	(70,830,439)
Unrealized depreciation on swap agreements	—	—	—	(55,762)	—	(55,762)

Total	$—	$(23,191,596)	$—	$(70,886,201)	$—	$(94,077,797)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants	Swap agreements
Average amount outstanding	$1,276,944,613	$822,278,043	$1,081,506	$2,898,801

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 91.7%

	Australia — 1.9%
471,002	BlueScope Steel Ltd*	157,993
317,961	Dexus Property Group (REIT)	290,721
124,257	GPT Group (REIT)	392,559
83,448	Investa Office Fund (REIT)	218,698
344,151	Mirvac Group (REIT)	412,324
193,440	OneSteel Ltd	198,519
74,333	QBE Insurance Group Ltd	895,119
56,844	Resolute Mining Ltd*	83,750
224,342	Stockland (REIT)	696,044
91,838	TABCORP Holdings Ltd	259,231
69,802	Tatts Group Ltd	178,083
307,474	Telstra Corp Ltd	1,063,790

	Total Australia	4,846,831

	Austria — 0.4%
23,381	OMV AG	637,996
15,374	Voestalpine AG	385,887

	Total Austria	1,023,883

	Belgium — 0.4%
141,752	Ageas	225,103
5,220	Anheuser-Busch InBev NV	353,184
13,336	Belgacom SA	351,673

	Total Belgium	929,960

	Brazil — 2.6%
75,391	Banco do Brasil SA	747,611
18,038	BRF-Brasil Foods SA	280,741
19,058	Cielo SA	514,992
91,036	Gerdau SA Sponsored ADR	723,736
90,825	Petroleo Brasileiro SA (Petrobras) ADR	1,776,537
34,303	Redecard SA	527,255
105,629	Vale SA Sponsored ADR	1,934,067

	Total Brazil	6,504,939

	Canada — 3.2%
9,300	Alimentation Couche Tard Inc	367,822
16,000	Canadian Oil Sands Ltd	311,217
5,200	Canadian Tire Corp Ltd	338,427
3,200	Canadian Pacific Railway Ltd	235,713
10,800	Capital Power Corp	243,009
16,200	CML HealthCare Inc	157,632
16,500	Davis & Henderson Income Corp	273,975
4,900	Empire Co Ltd	261,498
15,600	Enbridge Inc	616,388
24,600	First Quantum Minerals Ltd	430,860
12,900	Genworth MI Canada Inc	231,684
8,700	Home Capital Group Inc	366,413
19,300	Husky Energy Inc	435,574
52,800	Just Energy Group Inc	560,794
5,100	Metro Inc Class A	251,877
18,500	Parkland Fuel Corp	251,837
26,200	Petrominerales Ltd	350,060

14,800	Pretium Resources Inc*	193,445
70,800	Research In Motion Ltd*	733,466
29,200	RONA Inc	275,080
6,700	Royal Bank of Canada	334,400
83,200	Sherritt International Corp	410,019
20,000	Transcontinental Inc	185,893
17,800	TransForce Inc	312,622

	Total Canada	8,129,705

	China — 6.8%
2,619,000	Bank of China Ltd Class H	998,975
738,000	Bank of Communications Co Ltd Class H	476,946
3,301,000	China Construction Bank Class H	2,296,300
420,500	China Mobile Ltd	4,265,195
1,546,000	China Petroleum & Chemical Corp Class H	1,377,890
853,000	CNOOC Ltd	1,534,019
56,500	Hengan International Group Co Ltd	538,906
2,701,000	Industrial and Commercial Bank of China Ltd Class H	1,648,079
310,000	Lenovo Group Ltd	262,935
1,970,000	PetroChina Co Ltd Class H	2,484,237
39,600	Tencent Holdings Ltd	1,086,309

	Total China	16,969,791

	Colombia — 0.2%
171,494	Ecopetrol SA	511,292

	Denmark — 0.1%
952	Novo-Nordisk A/S Class B	127,265

	Finland — 0.2%
175,153	Nokia Oyj	459,931
1,539	Stockmann Oyj ABP A Shares	27,366

	Total Finland	487,297

	France — 8.3%
40,430	Air France-KLM*	170,398
4,287	Bouygues SA	104,114
2,087	Dassault Systemes SA	190,037
3,108	Essilor International SA	265,728
17,980	European Aeronautic Defense and Space Co NV	603,164
62,178	France Telecom SA	780,920
142	Fromageries Bel SA	31,823
2,335	LVMH Moet Hennessy Louis Vuitton SA	345,627
28,777	PagesJaunes Groupe	64,417
36,059	Peugeot SA	356,875
21,885	Renault SA	919,802
100,297	Sanofi	6,831,946
17,737	Societe Generale*	354,254
197,898	Total SA	8,529,210
69,034	Vivendi SA	1,117,523
2,530	Zodiac Aerospace	246,867

	Total France	20,912,705

	Germany — 3.6%
11,365	Aareal Bank AG*	170,056
4,666	Adidas AG	348,418
7,972	Aurubis AG	365,268
4,906	Bayerische Motoren Werke AG	372,650
2,181	Bilfinger & Berger SE	169,079

2,777	Continental AG	232,509
20,236	Deutsche Post AG (Registered)	335,455
227,270	E.ON AG	4,168,105
4,449	Fresenius SE & Co KGaA	421,001
9,514	GEA Group AG	243,210
2,303	Merck KGaA	213,647
38,032	RWE AG	1,393,449
4,051	Salzgitter AG	173,790
4,225	SAP AG	242,429
7,677	Suedzucker AG	233,406

	Total Germany	9,082,472

	Greece — 0.1%
36,128	OPAP SA*	192,411
30,005	Public Power Corp SA	48,982

	Total Greece	241,393

	Hong Kong — 0.7%
46,000	CLP Holdings Ltd	375,351
173,500	Esprit Holdings Ltd	279,079
267,000	Hong Kong & China Gas	627,977
40,000	Power Assets Holdings Ltd	278,960
85,000	Yue Yuen Industrial Holdings	265,156

	Total Hong Kong	1,826,523

	India — 0.1%
15,000	Tata Motors Ltd Sponsored ADR	311,850

	Indonesia — 0.3%
57,697	Astra International Tbk PT	393,487
385,372	Bank Rakyat Indonesia Persero Tbk PT	230,574
98,500	United Tractors Tbk PT	240,937

	Total Indonesia	864,998

	Ireland — 0.4%
32,633	C&C Group Plc	138,433
20,020	CRH Plc	338,791
9,199	DCC Plc	216,255
4,842	Paddy Power Plc	311,472
13,656	Smurfit Kappa Group Plc	86,088

	Total Ireland	1,091,039

	Israel — 0.0%
13,436	Partner Communications Co Ltd	61,431

	Italy — 3.9%
532,250	Banca Popolare di Milano SCARL*	203,040
120,749	Banco Popolare Scarl*	134,690
1,020,227	Enel SPA	2,909,768
224,147	ENI SPA	4,318,048
105,437	Finmeccanica SPA*	352,351
8,625	Italcementi SPA-Di RISP	18,791
23,288	Parmalat SPA	46,993
25,004	Pirelli & C SPA	249,025
16,569	Recordati SPA	108,831
1,123,073	Telecom Italia SPA	927,966
779,831	Telecom Italia SPA-Di RISP	532,710

	Total Italy	9,802,213

	Japan — 19.6%
80	Advance Residence Investment Corp (REIT)	147,506
87,500	Aeon Co Ltd	1,060,317
10,400	Aeon Credit Service Co Ltd	168,084
75,750	Aiful Corp*	140,661
20,000	Ajinomoto Co Inc	269,662
7,000	Alfresa Holdings Corp	338,933
16,000	Anritsu Corp	171,445
95,000	Aozora Bank Ltd	200,795
15,200	Asahi Breweries Ltd	324,561
28,600	Astellas Pharma Inc	1,123,108
14,600	Bridgestone Corp	311,363
31,000	Calsonic Kansei Corp	179,525
21	Central Japan Railway Co	170,823
47,000	Chiba Bank Ltd	264,552
112,000	Cosmo Oil Co Ltd	282,774
7,500	Credit Saison Co Ltd	143,037
142,000	Daikyo Inc	311,891
20,800	Daito Trust Construction Co Ltd	1,831,165
4,200	East Japan Railway Co	249,725
27,300	Eisai Co Ltd	1,113,291
9,300	Electric Power Development Co Ltd	240,643
2,000	Fast Retailing Co Ltd	445,427
10,000	Fuji Oil Co Ltd	128,328
35,000	Gunze Ltd	90,176
32,000	Hanwa Co Ltd	118,187
381,000	Haseko Corp*	247,283
5,200	Hikari Tsushin Inc	194,662
7,900	IT Holdings Corp	87,798
124,300	Itochu Corp	1,359,563
206	Japan Retail Fund Investment Corp (REIT)	324,449
44	Japan Tobacco Inc	244,829
42,500	JFE Holdings Inc	686,704
324,800	JX Holdings Inc	1,646,701
19,900	K’s Holdings Corp	498,989
202,000	Kajima Corp	528,015
40,100	Kao Corp	1,035,792
181,000	Kawasaki Kisen Kaisha Ltd*	332,456
337	KDDI Corp	2,080,885
25,000	Kinugawa Rubber Industrial Co Ltd	156,348
242,000	Kobe Steel Ltd	289,304
10,600	Konami Corp	223,075
11,800	Kyowa Exeo Corp	107,969
6,300	Lawson Inc	441,343
73,600	Leopalace21 Corp*	199,061
120,000	Marubeni Corp	766,079
147,000	Mazda Motor Corp*	186,523
15,100	Medipal Holdings Corp	191,286
197,000	Mitsubishi Chemical Holdings Corp	867,513
30,400	Mitsubishi Corp	593,191
7,760	Mitsubishi UFJ Lease & Finance Co Ltd	290,530
114,000	Mitsui Chemicals Inc	288,896
100,000	Mitsui Engineer & Shipbuilding Co Ltd	133,619
155,000	Mitsui Mining & Smelting Co Ltd	350,969
156,000	Mitsui OSK Lines Ltd	548,092
17,900	Namco Bandai Holdings Inc	217,187
23,800	Net One Systems Co Ltd	328,188
40,000	Nichirei Corp	178,222
5,100	Nikon Corp	141,391

3,600	Nintendo Co Ltd	416,761
164,000	Nippon Light Metal Co Ltd	219,271
14,800	Nippon Paper Group Inc	228,006
394,000	Nippon Steel Corp	881,617
46,400	Nippon Telegraph & Telephone Corp	1,997,739
191,000	Nippon Yusen Kabushiki Kaisha	509,395
17,800	Nipro Corp	102,051
30,000	Nisshinbo Holdings Inc	239,398
710	NTT Docomo Inc	1,132,693
2,500	Okinawa Electric Power Co	79,497
31	ORIX JREIT Inc (REIT)	138,335
74,000	Osaka Gas Co Ltd	289,889
106,500	Penta Ocean Construction Co Ltd	239,187
5,300	Point Inc	190,644
246,800	Resona Holdings Inc	928,367
31,000	Ricoh Company Ltd	224,523
34,300	Round One Corp	180,659
5,500	Ryohin Keikaku Co Ltd	281,228
9,800	Sankyo Co Ltd	471,705
62,900	Sapporo Hokuyo Holdings Inc	181,021
11,500	Sega Sammy Holdings Inc	204,302
16,000	Seino Holdings Co Ltd	104,045
15,100	Seven & I Holdings Co Ltd	454,029
3,300	Shimamura Co Ltd	374,045
44,000	Shizuoka Bank Ltd (The)	429,010
39,700	Showa Shell Sekiyu KK	235,088
252,400	Sojitz Corp	398,305
8,300	Sumisho Computer Systems Corp	119,410
160,300	Sumitomo Corp	2,149,160
23,000	Sumitomo Metal Mining Co Ltd	259,075
14,700	Sumitomo Mitsui Financial Group Inc	428,307
189,000	Taisei Corp	460,192
20,000	Takashimaya Co Ltd	140,873
91,800	Takeda Pharmaceutical Co Ltd	3,836,745
44,000	Toho Zinc Co Ltd	159,497
105,000	Tokyo Tatemono Co Ltd*	337,325
19	Tokyu REIT Inc (REIT)	94,852
110,000	Tosoh Corp	278,093
36,700	Toyota Tsusho Corp	675,842
23,000	Toyo Engineering Corp	93,657
5,300	Unicharm Corp	286,378
49,400	UNY Co Ltd	513,762
4,060	USS Co Ltd	411,271
6,300	West Japan Railway Co	247,107
25,440	Yamada Denki Co Ltd	1,273,576
15,500	Yamato Holdings Co Ltd	240,728
5,900	Yamato Kogyo Co Ltd	159,662
17,000	Yokohama Rubber Co Ltd	114,393

	Total Japan	49,003,606

	Mexico — 0.3%
35,859	America Movil SAB de CV Class L ADR	844,838

	Netherlands — 0.8%
143,861	Aegon NV	607,317
82,086	ING Groep NV*	474,942
53,757	Koninklijke BAM Groep NV	135,808
22,866	Unilever NV	718,342

	Total Netherlands	1,936,409

	New Zealand — 0.5%
58,638	Fletcher Building Ltd	277,891
34,242	Sky City Entertainment Group Ltd	91,940
481,822	Telecom Corp of New Zealand	938,649

	Total New Zealand	1,308,480

	Peru — 0.2%
3,701	Credicorp Ltd	461,774

	Portugal — 0.1%
165,445	EDP - Energias de Portugal SA	343,580

	Russia — 3.3%
514,433	Gazprom OAO Sponsored ADR*	4,545,786
52,893	Lukoil OAO Sponsored ADR*	2,760,107
86,033	Rosneft OJSC GDR (Registered Shares)*	532,274
124,347	Sberbank Class S	307,025

	Total Russia	8,145,192

	Singapore — 1.2%
168,000	Ezra Holdings Ltd*	123,186
1,680,000	Golden Agri-Resources Ltd	844,425
101,000	Ho Bee Investment Ltd	87,463
164,000	Jaya Holdings Ltd*	77,721
115,000	Singapore Press Holdings Ltd	336,956
575,000	Singapore Telecommunications	1,379,791
183,000	Swiber Holdings Ltd*	75,433

	Total Singapore	2,924,975

	South Africa — 1.1%
15,022	Kumba Iron Ore Ltd	932,595
56,562	MTN Group Ltd	897,395
23,380	Shoprite Holdings Ltd	380,363
7,926	Tiger Brands Ltd	226,316
20,079	Vodacom Group Ltd	240,724

	Total South Africa	2,677,393

	South Korea — 3.6%
5,080	Hyundai Steel Co	364,047
24,321	KT&G Corp	1,619,962
5,037	NHN Corp	1,034,501
8,711	POSCO	2,658,368
3,342	Samsung Electronics Co Ltd	3,425,502

	Total South Korea	9,102,380

	Spain — 3.2%
113,687	Banco Bilbao Vizcaya Argentaria SA	649,359
238,961	Banco Popular Espanol SA	482,961
158,869	Banco Santander SA	846,286
9,012	Fomento de Construcciones y Contratas SA	113,854
76,703	Gas Natural SDG SA	833,680
13,944	Grifols SA*	316,529
156,024	Iberdrola SA	594,067
5,756	Inditex SA	476,171
64,901	Mapfre SA	126,048
54,717	Repsol YPF SA	821,445

241,720	Telefonica SA	2,690,637

	Total Spain	7,951,037

	Sweden — 0.3%
30,378	Investor AB B Shares	532,220
5,031	Swedish Match AB	190,664

	Total Sweden	722,884

	Switzerland — 2.9%
35,838	Nestle SA (Registered)	2,033,608
57,564	Novartis AG (Registered)	2,998,955
14,415	Roche Holding AG (Non Voting)	2,255,944

	Total Switzerland	7,288,507

	Taiwan — 2.4%
94,000	Asustek Computer Inc	940,544
92,000	Chunghwa Telecom Co Ltd	277,558
214,000	Formosa Chemicals & Fibre Co	565,757
210,000	Hon Hai Precision Industry Co Ltd	614,480
40,000	HTC Corp	575,043
74,000	MediaTek Inc	653,664
353,000	Quanta Computer Inc	921,157
320,000	Taiwan Semiconductor Manufacturing Co Ltd	888,058
1,023,000	United Microelectronics Corp	444,458

	Total Taiwan	5,880,719

	Thailand — 0.6%
112,900	PTT Exploration & Production Pcl (Foreign Registered)	555,802
83,900	PTT Pcl (Foreign Registered)	823,578

	Total Thailand	1,379,380

	United Kingdom — 18.4%
28,772	Ashtead Group Plc	102,499
151,103	AstraZeneca Plc	6,103,823
122,724	Aviva Plc	498,094
384,106	BAE Systems Plc	1,623,090
63,166	Balfour Beatty Plc	265,734
1,167,636	Barclays Plc	3,203,545
604,091	BP Plc	3,672,267
31,522	British American Tobacco Plc	1,489,903
512,820	BT Group Plc	1,631,476
11,905	Bunzl Plc	188,001
18,951	Cape Plc	70,701
31,024	Catlin Group Ltd	192,205
79,720	Cobham Plc	275,585
106,329	Debenhams Plc	127,186
35,268	Diageo Plc	840,306
425,818	Dixons Retail Plc*	93,792
62,434	Drax Group Plc	527,781
65,501	FirstGroup Plc	213,143
263,942	GlaxoSmithKline Plc	5,848,707
22,210	Greencore Group Plc	26,388
253,718	Home Retail Group Plc	306,513
14,557	Imperial Tobacco Group Plc	526,619
56,760	Inchcape Plc	275,687
33,075	Intermediate Capital Group Plc	126,343
5,205	Jardine Lloyd Thompson Group Plc	54,875
112,096	Kesa Electricals Plc	85,161

16,957	Lancashire Holdings Ltd	197,260
474,346	Legal & General Group Plc	810,605
2,634,753	Lloyds Banking Group Plc*	1,037,106
23,091	Micro Focus International Plc	158,522
13,092	Next Plc	612,260
16,423	Pearson Plc	288,706
22,586	Rio Tinto Plc	971,729
36,412	Rolls-Royce Holdings Plc*	462,903
3,859,672	Rolls-Royce Holdings Plc-Class C*	5,949
84,137	Royal Dutch Shell Plc A Shares (London)	2,615,213
134,114	Royal Dutch Shell Plc B Shares (London)	4,310,974
1,833,916	Royal Bank of Scotland Group Plc*	568,404
6,341	SABMiller Plc	234,352
26,696	Scottish & Southern Energy Plc	545,326
24,462	Tate & Lyle Plc	253,783
63,418	TUI Travel Plc	161,276
1,551,415	Vodafone Group Plc	4,137,598
119,064	William Hill Plc	497,577

	Total United Kingdom	46,238,967

	TOTAL COMMON STOCKS (COST $271,355,791)	229,935,708

	PREFERRED STOCKS — 3.4%

	Brazil — 2.6%
26,246	Companhia de Bebidas das Americas ADR	1,006,534
319,529	Petroleo Brasileiro SA (Petrobras) 0.66%	3,030,761
129,484	Vale SA 1.08%	2,357,465

	Total Brazil	6,394,760

	Germany — 0.2%
1,976	Hugo Boss AG 3.82%	192,939
6,794	Porsche Automobil Holding SE 1.89%	350,023

	Total Germany	542,962

	South Korea — 0.6%
2,624	Samsung Electronics Co Ltd (Non-Voting) 0.78%	1,578,962

	TOTAL PREFERRED STOCKS (COST $10,604,907)	8,516,684

	RIGHTS/WARRANTS — 0.1%

	Spain — 0.1%
76,703	Gas Natural SDG SA Rights, Expires 06/13/12*	44,197
241,720	Telefonica SA Rights, Expires 06/01/12*	70,238

	Total Spain	114,435

	TOTAL RIGHTS/WARRANTS (COST $0)	114,435

	MUTUAL FUNDS — 2.8%

	United States — 2.8%

	Affiliated Issuers
280,000	GMO U.S. Treasury Fund	7,000,000

	TOTAL MUTUAL FUNDS (COST $7,000,000)	7,000,000

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.3%

		Time Deposits — 1.3%
USD	2,500,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/12	2,500,000
AUD	15,605	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	15,201
CHF	9,135	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,404
DKK	9,730	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	1,619
GBP	6,363	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	9,807
HKD	149,664	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	19,283
NOK	58,122	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	9,505
NZD	20,696	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 06/01/12	15,597
SEK	95,270	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	13,115
ZAR	102,342	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.63%, due 06/01/12	12,054
JPY	3,497,130	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	44,629
USD	526,943	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	526,943
EUR	23,941	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	29,603
CAD	24,502	JPMorgan Chase (New York) Time Deposit, 0.24%, due 06/01/12	23,723
SGD	55,581	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	43,133

		Total Time Deposits	3,273,616

		TOTAL SHORT-TERM INVESTMENTS (COST $3,273,616)	3,273,616

		TOTAL INVESTMENTS — 99.3% (Cost $292,234,314)	248,840,443

		Other Assets and Liabilities (net) — 0.7%	1,836,557

		TOTAL NET ASSETS — 100.0%	$250,677,000

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/12	JPMorgan Chase Bank, N.A.	CHF	2,873,255	$2,959,065	$(171,948)
6/26/12	Bank of New York Mellon	HKD	79,692,706	10,268,295	(5,488)
6/26/12	Brown Brothers Harriman & Co.	HKD	7,220,738	930,382	(65)
6/26/12	Deutsche Bank AG	SGD	10,096,260	7,835,280	(248,065)

				$21,993,022	$(425,566)

Sales#
6/26/12	State Street Bank and Trust Company	CHF	2,929,830	$3,017,329	$187,357
6/26/12	Barclays Bank PLC	EUR	5,263,672	6,509,153	403,943
6/26/12	JPMorgan Chase Bank, N.A.	JPY	225,308,440	2,875,938	(55,440)

6/26/12	State Street Bank and Trust Company	JPY	858,293,579	10,955,643	(299,237)

				$23,358,063	$236,623

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
3	DAX	June 2012	$581,028	$(39,106)
28	FTSE/MIB	June 2012	2,233,608	(387,977)
38	TOPIX	June 2012	3,465,273	(527,883)
35	MSCI Singapore	June 2012	1,722,425	(3,236)

			$8,002,334	$(958,202)

Sales
14	FTSE 100 Index	June 2012	$1,144,042	$84,142
49	OMXS 30	June 2012	659,630	24,186

			$1,803,672	$108,328

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR — American Depositary Receipt

GDR — Global Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 292,251,030	$ 1,310,659	$ (44,721,246)	$ (43,410,587)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period March 1, 2012 (commencement of operations) through May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$—	$7,000,000	$—	$675	$—	$7,000,000

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	82.8%
Futures Contracts	(0.3)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: Certain securities for which no current market or quoted prices were available were valued at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$4,846,831	$—	$4,846,831
Austria	—	1,023,883	—	1,023,883
Belgium	—	929,960	—	929,960
Brazil	6,504,939	—	—	6,504,939
Canada	8,129,705	—	—	8,129,705
China	—	16,969,791	—	16,969,791
Colombia	511,292	—	—	511,292
Denmark	—	127,265	—	127,265
Finland	—	487,297	—	487,297
France	—	20,912,705	—	20,912,705
Germany	—	9,082,472	—	9,082,472
Greece	—	241,393	—	241,393
Hong Kong	—	1,826,523	—	1,826,523
India	311,850	—	—	311,850
Indonesia	—	864,998	—	864,998
Ireland	—	1,091,039	—	1,091,039
Israel	—	61,431	—	61,431
Italy	—	9,802,213	—	9,802,213
Japan	—	49,003,606	—	49,003,606
Mexico	844,838	—	—	844,838
Netherlands	—	1,936,409	—	1,936,409
New Zealand	—	1,308,480	—	1,308,480
Peru	461,774	—	—	461,774
Portugal	—	343,580	—	343,580
Russia	—	8,145,192	—	8,145,192
Singapore	—	2,924,975	—	2,924,975
South Africa	—	2,677,393	—	2,677,393
South Korea	—	9,102,380	—	9,102,380
Spain	—	7,951,037	—	7,951,037
Sweden	—	722,884	—	722,884
Switzerland	—	7,288,507	—	7,288,507
Taiwan	—	5,880,719	—	5,880,719
Thailand	—	1,379,380	—	1,379,380
United Kingdom	—	46,233,018	5,949	46,238,967

TOTAL COMMON STOCKS	16,764,398	213,165,361	5,949	229,935,708

Preferred Stocks
Brazil	6,394,760	—	—	6,394,760
Germany	—	542,962	—	542,962
South Korea	—	1,578,962	—	1,578,962

TOTAL PREFERRED STOCKS	6,394,760	2,121,924	—	8,516,684

Rights/Warrants
Spain	—	114,435	—	114,435

TOTAL RIGHTS/WARRANTS	—	114,435	—	114,435

Mutual Funds
United States	7,000,000	—	—	7,000,000

TOTAL MUTUAL FUNDS	7,000,000	—	—	7,000,000

Short-Term Investments	3,273,616	—	—	3,273,616

Total Investments	33,432,774	215,401,720	5,949	248,840,443

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	591,300	—	591,300
Futures Contracts
Equity risk	—	108,328	—	108,328

Total Derivatives	—	699,628	—	699,628

Total	$33,432,774	$216,101,348	$5,949	$249,540,071

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(780,243)	$—	$(780,243)
Futures Contracts
Equity risk	—	(958,202)	—	(958,202)

Total Derivatives	—	(1,738,445)	—	(1,738,445)

Total	$—	$(1,738,445)	$—	$(1,738,445)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012**	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)***	Transfers into level 3*	Transfers out of level 3*	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks United Kingdom	$—	$—	$—	$—	$—	$5,949	$—	$—	$5,949	$5,949

Total	$—	$—	$—	$—	$—	$5,949	$—	$—	$5,949	$5,949

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

**	Fund commenced operation on March 1, 2012.

***	The Fund received this Level 3 security as a result of a corporate action.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (The 1940 Act) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$114,435	$—	$114,435
Unrealized appreciation on forward currency contracts	—	591,300	—	—	—	591,300
Unrealized appreciation on futures contracts*	—	—	—	108,328	—	108,328

Total	$—	$591,300	$—	$222,763	$—	$814,063

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(780,243)	$—	$—	$—	$(780,243)
Unrealized depreciation on futures contracts*	—	—	—	(958,202)	—	(958,202)

Total	$—	$(780,243)	$—	$(958,202)	$—	$(1,738,445)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants
Average amount outstanding	$ 41,223,967	$ 8,679,231	$ 38,145

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Share/Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,565,007	GMO Flexible Equities Fund, Class VI	42,681,710
13,755,418	GMO International Growth Equity Fund, Class IV	289,826,664
21,903,874	GMO International Intrinsic Value Fund, Class IV	385,070,097

	TOTAL MUTUAL FUNDS (COST $812,307,584)	717,578,471

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
22,960	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	22,960

	TOTAL SHORT-TERM INVESTMENTS (COST $22,960)	22,960

	TOTAL INVESTMENTS — 100.0% (Cost $812,330,544)	717,601,431

	Other Assets and Liabilities (net) — (0.0%)	(42,902)

	TOTAL NET ASSETS — 100.0%	$717,558,529

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 982,964,254	$4,722,358	$(270,085,181)	$ (265,362,823)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Flexible Equities Fund, Class VI	$48,478,625	$—	$—	$—	$—	$42,681,710
GMO International Growth Equity Fund, Class IV	315,915,227	—	3,017,204	—	—	289,826,664
GMO International Intrinsic Value Fund, Class IV	445,960,050	224,490	5,458	—	—	385,070,097

Totals	$810,353,902	$224,490	$3,022,662	$—	$—	$717,578,471

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. The underlying funds classify such securities as Level 3 (levels defined below).

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	89.8%
Futures Contracts	(0.7)%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$717,578,471	$—	$—	$717,578,471
Short-Term Investments	22,960	—	—	22,960

Total Investments	717,601,431	—	—	717,601,431

Total	$717,601,431	$—	$—	$717,601,431

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were less than 0.1% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk. — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 91.5%

	Australia — 4.6%
676,664	Australian Infrastructure Fund	1,546,078
779,042	Beach Energy Ltd	834,050
1,203,591	BlueScope Steel Ltd *	403,734
549,961	Charter hall Retail (REIT)	1,756,483
1,161,954	Commonwealth Property Office Fund (REIT)	1,138,031
255,791	Downer Edi Ltd *	818,059
1,610,793	Goodman Fielder Ltd	928,008
186,244	GrainCorp Ltd	1,700,845
355,610	Investa Office Fund (REIT)	931,971
40,447	Monadelphous Group Ltd	845,821
648,503	OneSteel Ltd	665,530
998,258	PaperlinX Ltd *	70,803
272,443	Regis Resources Ltd *	1,025,374
249,859	Resolute Mining Ltd *	368,125
632,048	Spark Infrastructure Group	945,224
191,047	TABCORP Holdings Ltd	539,268
300,965	Tatts Group Ltd	767,838

	Total Australia	15,285,242

	Austria — 0.2%
9,659	Flughafen Wien AG	378,269
1,761,602	Immofinanz AG (Entitlement Shares) *	—
18,624	Strabag SE	408,723

	Total Austria	786,992

	Belgium — 0.5%
6,208	Cofinimmo SA (REIT)	648,048
14,105	GIMV NV	645,744
19,893	Tessenderlo Chemie	515,445
636	Tessenderlo Chemie NV *	181

	Total Belgium	1,809,418

	Brazil — 0.0%
16,500	Fertilizantes Heringer SA *	103,900

	Canada — 2.8%
41,100	Davis & Henderson Income Corp	682,447
30,500	Dollarama Inc	1,688,817
17,200	Dorel Industries Inc Class B	433,643
16,100	Empire Co Ltd	859,207
48,000	Ensign Energy Services Inc	611,125
60,300	Just Energy Group Inc	640,452
33,600	Mullen Group Ltd	694,869
30,471	Quebecor Inc Class B	1,113,695
92,700	RONA Inc	873,284
173,800	Sherritt International Corp	856,506
37,850	Torstar Corp Class B	350,704
58,625	Transcontinental Inc	544,900

	Total Canada	9,349,649

	Chile — 0.0%
1,975,004	Madeco SA	73,551

	China — 0.1%
447,600	Jiangsu Future Land Co Ltd Class B	266,999

	Czech Republic — 0.0%
4,200	Pegas Nonwovens SA	85,405

	Denmark — 0.2%
24,810	Chr Hansen Holding A/S	691,980

	Finland — 0.2%
20,794	Outotec Oyj	822,466

	France — 3.7%
22,842	Gemalto NV	1,457,366
22,534	Groupe Steria SCA	354,040
134,595	PagesJaunes Groupe	301,292
75,169	Peugeot SA	743,945
37,611	Plastic Omnium SA	874,820
36,962	Rallye SA	1,054,765
14,294	Remy Cointreau SA	1,419,182
67,949	SCOR	1,475,884
5,065	Societe BIC SA	495,592
36,672	Teleperformance	876,810
33,839	Zodiac Aerospace	3,301,872

	Total France	12,355,568

	Germany — 5.6%
57,678	Aurubis AG	2,642,739
26,775	Bechtle AG	1,046,244
9,482	Bertrandt AG	684,713
9,955	Bilfinger & Berger SE	771,746
180,956	Drillisch AG	1,852,762
20,005	Duerr AG	1,128,528
225,752	Freenet AG	3,113,481
82,822	Gagfah SA *	747,401
34,089	Gerry Weber International AG *	1,312,329
42,872	Hannover Rueckversicherung AG (Registered)	2,301,049
11,424	Lanxess AG	763,288
18,416	Leoni AG	757,099
19,801	Salzgitter AG	849,474
25,932	Suedzucker AG	788,416

	Total Germany	18,759,269

	Greece — 0.4%
143,182	Alapis Holding Industrial and Commercial SA *	7,259
268,346	Intralot SA	229,541
93,651	Jumbo SA *	292,823
814,036	Marfin Investment Group SA *	231,365
72,262	Motor Oil (Hellas) Corinth Refineries SA *	411,645

	Total Greece	1,172,633

	Hong Kong — 1.1%
1,242,000	First Pacific Co	1,282,130
425,600	HKR International Ltd	147,971
380,000	Kowloon Development Co Ltd	370,136
700,000	Melco International Development Ltd *	584,398
746,000	Texwinca Holdings Ltd	827,476

89,000	Yue Yuen Industrial Holdings	277,634

	Total Hong Kong	3,489,745

	India — 0.3%
59,245	Geodesic Ltd	42,766
111,346	Gitanjali Gems Ltd	600,030
275,905	Rain Commodities Ltd	183,276

	Total India	826,072

	Indonesia — 0.1%
55,384,000	Bakrie & Brothers Tbk PT *	293,637

	Ireland — 2.7%
725,235	Allied Irish Banks Plc *	58,289
93,328	DCC Plc	2,193,999
667,664	Fyffes Plc	355,215
155,033	Glanbia Plc	1,117,368
718,499	Irish Life & Permanent Group Holdings Plc *	23,099
55,643	Paddy Power Plc	3,579,356
210,583	Smurfit Kappa Group Plc	1,327,521
551,272	Total Produce Ltd	308,318

	Total Ireland	8,963,165

	Israel — 0.4%
265,082	Africa Israel Investments Ltd *	830,432
9,958	Mellanox Technologies Ltd *	592,491

	Total Israel	1,422,923

	Italy — 3.7%
97,491	Autostrada Torino-Milano SPA	469,757
95,678	Azimut Holding SPA	889,489
59,425	Banca Popolare di Sondrio SCARL	315,891
1,041,198	Banca Popolare di Milano SCARL *	397,191
79,796	Cementir SPA	130,288
11,072	Danieli & Co SPA	238,781
69,790	Danieli & Co SPA-RSP	842,624
39,716	De’Longhi SPA	451,640
142,011	Finmeccanica SPA *	474,574
179,582	Impregilo SPA	722,897
157,737	Italcementi SPA-Di RISP	343,659
9,234	Italmobiliare SPA	136,046
14,836	Italmobiliare SPA-RSP	138,514
94,855	Lottomatica SPA	1,657,635
404,718	Mediolanum SPA	1,177,322
2,118,364	Milano Assicurazioni SPA *	636,876
214,950	Recordati SPA	1,411,865
48,805	Salvatore Ferragamo Italia SPA	1,003,727
48,396	Societa Iniziative Autostradali e Servizi SPA	297,012
25,751	Unipol Gruppo Finanziario SPA *	545,269

	Total Italy	12,281,057

	Japan — 31.5%
513	Accordia Golf Co Ltd	314,713
581	Advance Residence Investment Corp (REIT)	1,071,263
156,000	Aichi Steel Corp	663,527
29,500	Alpen Co Ltd	557,764
105,000	Anritsu Corp	1,125,106
112,100	AOC Holdings Inc	463,019

17,300	Aoyama Trading Co Ltd	400,956
120,800	Arnest One Corp	1,406,851
15,000	ASKUL Corp	169,036
17,000	Autobacs Seven Co Ltd	880,233
1,043	BIC Camera Inc	505,647
31,500	Bit-isle Inc	341,269
211,000	Calsonic Kansei Corp	1,221,927
89,400	Century Tokyo Leasing Corp	1,580,343
28,400	Chiba Kogyo Bank Ltd (The) *	141,848
11,100	Circle K Sunkus Co Ltd	250,356
303,000	Clarion Co Ltd *	684,344
43,000	Daido Metal Co Ltd	398,180
216,300	Daiei Inc *	535,161
56,700	Daiichikosho Co Ltd	1,170,782
783,000	Daikyo Inc	1,719,795
241,200	DCM Holdings Co Ltd	1,630,788
258,000	DIC Corp	472,142
227,500	Edion Corp	1,205,320
22,100	Fuji Oil Co Ltd	283,604
27,500	Fuji Soft Inc	437,837
179,900	Futaba Industrial Co Ltd *	789,863
48,900	Fuyo General Lease Co Ltd	1,430,197
367,000	Godo Steel Ltd	728,577
11,060	Gulliver International Co Ltd	352,089
365,000	Gunze Ltd	940,412
401,000	Hanwa Co Ltd	1,481,032
262,000	Hazama Corp	550,475
53,300	Heiwa Corp	963,386
17,300	Hikari Tsushin Inc	647,627
25,400	Hitachi Transport System Ltd	449,461
89,500	Hokuetsu Kishu Paper Co Ltd	462,841
694	Hoosiers Corp	428,164
512,000	Ishihara Sangyo Kaisha Ltd *	430,568
134,900	IT Holdings Corp	1,499,231
64,800	Itochu Enex Co Ltd	349,637
83,700	Izumi Co Ltd	1,695,347
289,000	JACCS Co Ltd	797,932
192,300	JFE Shoji Trade Corp *	826,887
99,000	J–Oil Mills Inc	303,071
75,900	K’s Holdings Corp	1,903,178
19,800	Kaga Electronics Co Ltd	195,198
86,000	Kaken Pharmaceutical Co Ltd	1,119,359
21,000	Kamei Corp	209,279
916,000	Kanematsu Corp *	965,963
272	Kenedix Realty Investment Corp (REIT)	891,536
35,000	Kewpie Corp	494,491
52,000	Kinugawa Rubber Industrial Co Ltd	325,204
101,900	Kohnan Shoji Co Ltd	1,310,423
57,000	Kojima Co Ltd	218,676
31,000	Komeri Co Ltd	812,985
126,000	Krosaki Harima Corp	287,582
287,000	Kurabo Industries Ltd	486,617
325,000	Kurimoto Ltd	753,241
30,800	Kyoei Steel Ltd	526,804
30,000	Kyudenko Corp	175,159
693,000	Leopalace21 Corp *	1,874,311
10,600	Mandom Corp	266,448
471,000	Maruha Nichiro Holdings Inc	708,731
82,400	Matsui Securities Co Ltd	412,732
34,500	Megane TOP Co Ltd	395,019

22,500	Misawa Homes Co Ltd	311,080
255,000	Mitsubishi Steel Manufacturing Co Ltd	639,236
352,000	Mitsui Mining & Smelting Co Ltd	797,039
18,000	MonotaRO Co Ltd	361,443
234	Mori Hills REIT Investment Corp (REIT)	949,106
262,000	Morinaga Milk Industry Co Ltd	983,087
150,000	Nakayama Steel Works Ltd *	93,690
47,100	Net One Systems Co Ltd	649,481
146,000	Nichias Corp	708,187
103,300	Nichii Gakkan Co	1,009,044
198,000	Nichirei Corp	882,200
23,100	Nihon Kohden Corp	659,415
771,000	Nippon Coke & Engineering Co Ltd	961,038
174,000	Nippon Corp	1,628,218
210,000	Nippon Soda Co Ltd	814,630
71,000	Nippon Synthetic Chemical Industry Co Ltd	398,883
100,000	Nippon Flour Mills Co Ltd	423,368
815,000	Nippon Light Metal Co Ltd	1,089,669
310,000	Nippon Suisan Kaisha Ltd	865,890
790,000	Nishimatsu Construction Co Ltd	1,258,234
123,000	Nissan Shatai Co Ltd	1,339,989
303,000	Nitto Boseki Co Ltd	878,977
6,900	Noritz Corp	126,665
156,000	NS United Kaiun Kaisha Ltd *	216,194
19,500	Okinawa Electric Power Co	620,077
973,500	Orient Corp *	1,149,946
87	ORIX JREIT Inc (REIT)	388,230
188	Osaka Securities Exchange Co Ltd	1,088,434
17,700	Osaka Steel Co Ltd	326,339
56,300	Park24 Co Ltd	745,735
120,000	Penta Ocean Construction Co Ltd	269,506
27,500	PLENUS Co Ltd	509,850
30,500	Pola Orbis Holdings Inc	824,661
121,000	Press Kogyo Co Ltd	596,522
103,000	Rengo Co Ltd	689,704
53,000	Rohto Pharmaceutical Co Ltd	625,477
198,200	Round One Corp	1,043,925
219,000	Ryobi Ltd	647,008
26,900	Ryohin Keikaku Co Ltd	1,375,463
142,000	Seino Holdings Co Ltd	923,400
60,500	Shinko Electric Industries Co Ltd	435,600
156,000	ShinMaywa Industries Ltd	713,011
23,600	Ship Healthcare Holdings Inc	555,990
30,000	Shochiku Co Ltd	278,978
63,600	Showa Corp	502,099
3,236	SKY Perfect JSAT Holdings Inc	1,322,589
99,600	Sodick Co Ltd	512,222
34,500	Sugi Holdings Co Ltd	1,100,013
898,000	Sumitomo Light Metal Industries Ltd	903,411
497,000	SxL Corp *	908,310
102,000	Taihei Kogyo Co Ltd	458,489
18,300	Tamron Co Ltd.	542,644
91,000	Tatsuta Electric Wire and Cable Co Ltd	494,752
212,000	TOA Corp	350,368
50,400	Toho Holdings Co Ltd	972,497
205,000	Toho Zinc Co Ltd	743,113
109,000	Toko Inc *	263,882
104,000	Tokyo Dome Corp *	283,760
405,000	Tokyo Tatemono Co Ltd *	1,301,111
232	Tokyu REIT Inc (REIT)	1,158,197

288,000	Topy Industries Ltd	791,983
56,700	Toridoll.corp	835,225
181,000	Tosoh Corp	457,589
255,000	Toyo Tire & Rubber Co Ltd	719,867
42,000	TS Tech Co Ltd	740,226
97,000	Tsugami Corp	810,407
369	T–Gaia Corp	669,627
70,000	Uchida Yoko Co Ltd	199,665
129,000	Uniden Corp	321,452
24,500	Unipres Corp	673,714
32,700	United Arrows Ltd	814,171
133,000	UNY Co Ltd	1,383,205
529	Wacom Co Ltd	1,055,982
48,200	Xebio Co Ltd	1,161,357
169,000	Yokohama Rubber Co Ltd	1,137,206

	Total Japan	104,533,296

	Netherlands — 0.9%
71,962	Delta Lloyd NV	890,977
25,102	Koninklijke Ten Cate NV	597,301
281,000	Koninklijke BAM Groep NV	709,901
38,655	Mediq NV	452,563
242,666	SNS REAAL NV *	339,572

	Total Netherlands	2,990,314

	New Zealand — 0.0%
219,256	AMP NZ Office Ltd	154,617

	Norway — 0.5%
44,636	Atea ASA	422,372
48,439	Cermaq ASA *	506,814
8,466	Fred Olsen Energy ASA	258,742
22,785	TGS Nopec Geophysical Co ASA	570,756

	Total Norway	1,758,684

	Philippines — 0.1%
1,722,100	Lopez Holding Corp	232,636

	Poland — 0.0%
56,883	MCI Management SA *	72,808

	Portugal — 0.1%
395,744	Sonae	185,648

	Russia — 0.5%
6,785,252	IDGC Holding JSC *	304,027
151,754	Tatneft Class S	751,545
17,914	Tatneft Sponsored ADR *	550,229

	Total Russia	1,605,801

	Singapore — 2.0%
503,000	First Resources Ltd	647,305
336,000	Ho Bee Investment Ltd	290,966
203,000	Hong Leong Asia Ltd	249,170
1,974,000	Jaya Holdings Ltd *	935,498
744,000	Mapletree Industrial Trust (REIT)	663,134
1,084,159	Mapletree Logistics Trust (REIT)	817,614
1,733,000	STX OSV Holdings Ltd	1,936,652
1,083,000	Swiber Holdings Ltd *	446,416

171,000	Wheelock Properties Ltd	219,165
550,000	Wing Tai Holdings Ltd	549,370

	Total Singapore	6,755,290

	South Africa — 0.2%
98,254	Basil Read Holdings Ltd *	167,923
8,176	Evraz Highveld Steel and Vanadium Ltd *	22,213
73,315	Stefanutti Stocks Holdings Ltd	92,426
168,139	Super Group Ltd *	292,377

	Total South Africa	574,939

	South Korea — 1.5%
1,432	Dongwon Industries Co Ltd	226,066
22,480	Handsome Co Ltd	581,562
5,919	KCC Engineering & Construction Co	135,603
7,790	KISCO Corp	142,680
5,085	KISWIRE Ltd	143,180
11,431	Kolon Corp	221,435
14,909	Kolon Industries Inc	819,766
21,840	LG Fashion Corp	586,185
384	Namyang Dairy Products Co Ltd	212,404
2,305	Nong Shim Holdings Co Ltd	100,281
1,341	SeAH Holdings Corp	114,631
3,828	SeAH Steel Corp	307,854
4,180	Silla Co Ltd	50,426
5,803	SK Gas Co Ltd	289,819
363	Taekwang Industrial Co Ltd	242,862
25,960	Youngone Corp	658,840

	Total South Korea	4,833,594

	Spain — 1.9%
11,120	Acciona SA	587,011
13,660	Corp Financiera Alba SA	397,907
158,653	Distribuidora Internacional de Alimentacion SA *	695,629
70,415	Enagas	1,100,761
84,022	Fomento de Construcciones y Contratas SA	1,061,500
43,996	Grifols SA *	998,709
147,964	Indra Sistemas SA	1,329,291

	Total Spain	6,170,808

	Sweden — 1.8%
31,429	Axfood AB	989,483
63,100	D Carnegie & Co. AB * (a)	6,515
26,723	Elekta AB Class B	1,285,283
24,629	Hoganas AB Class B	790,129
132,518	Meda AB	1,270,435
67,643	SAAB AB Class B	1,050,822
58,563	Trelleborg AB Class B	574,310
81,342	Vostok Gas Ltd SDR * (a)	2,463

	Total Sweden	5,969,440

	Switzerland — 0.5%
4,772	Sonova Holding AG (Registered) *	449,193
13,057	Swiss Life Holding AG (Registered) *	1,051,199

	Total Switzerland	1,500,392

	Taiwan — 0.2%
541,000	Getac Technology Corp	434,284

126,000	L&K Engineering Co Ltd	137,600
273,000	Long Bon International Co Ltd	116,185
430,000	ProMOS Technologies Inc * (a)	—

	Total Taiwan	688,069

	United Kingdom — 23.2%
394,110	Aberdeen Asset Management Plc	1,480,756
383,473	Aegis Group Plc	963,602
115,568	Amlin Plc	567,853
434,504	Ashtead Group Plc	1,547,905
134,310	Atkins WS Plc	1,384,953
158,264	Babcock International Group Plc	2,078,341
484,136	Balfour Beatty Plc	2,036,714
146,449	Bodycote Plc	858,507
338,882	Booker Group Plc	465,476
80,798	Bunzl Plc	1,275,946
2,031,453	Cable & Wireless Worldwide Plc	1,067,663
124,834	Cape Plc	465,721
483,205	Catlin Group Ltd	2,993,627
139,786	Cookson Group Plc	1,357,383
230,970	Cove Energy Plc *	927,842
158,311	Dairy Crest Group Plc	768,163
1,014,551	Debenhams Plc	1,213,555
449,097	Drax Group Plc	3,796,406
117,193	easyJet Plc	906,462
675,086	Enterprise Inns Plc *	680,434
215,183	Fenner Plc	1,255,857
231,170	Filtrona Plc	1,602,835
606,514	FirstGroup Plc	1,973,626
64,270	Go–Ahead Group Plc	1,096,703
161,504	Greene King Plc	1,221,145
143,062	Halfords Group Plc	534,407
1,023,821	Home Retail Group Plc	1,236,863
50,695	Hunting Plc	656,035
500,859	Inchcape Plc	2,432,706
41,933	InterContinental Hotels Group Plc	986,372
356,564	Intermediate Capital Group Plc	1,362,037
931,236	ITV Plc	1,051,450
79,423	John Wood Group Plc	861,751
964,761	Johnston Press Plc *	103,941
634,715	Kesa Electricals Plc	482,203
355,756	Ladbrokes Plc	932,452
186,327	Lancashire Holdings Ltd	2,167,530
1,275,198	Logica Plc	2,193,809
845,728	Marston’s Plc	1,286,620
115,444	Mcbride Plc *	202,746
172,449	Micro Focus International Plc	1,183,882
214,380	Mitie Group Plc	946,515
216,681	Morgan Crucible Co Plc	940,428
475,638	National Express Group Plc	1,384,461
37,309	Next Plc	1,744,790
160,229	Ophir Energy Plc *	1,438,286
747,784	Premier Foods Plc *	1,258,509
1,353,415	Punch Taverns Plc *	172,747
117,339	Qinetiq Group Plc	278,263
47,669	Rightmove Plc	1,080,853
38,429	Rotork Plc	1,205,280
257,135	Senior Plc	799,603
289,137	SIG Plc	378,901

	46,464	Spectris Plc	1,154,481
	883,386	Spirit Pub Co Plc	694,815
	108,930	Stagecoach Group Plc	393,795
	279,596	Tate & Lyle Plc	2,900,694
	95,676	Telecity Group Plc *	1,210,344
	3,044,862	Thomas Cook Group Plc	886,027
	422,378	Trinity Mirror Plc *	166,282
	296,766	TUI Travel Plc	754,696
	292,074	Tullett Prebon Plc	1,237,641
	209,155	WH Smith Plc	1,555,166
	648,520	William Hill Plc	2,710,211
	2,546,413	Yell Group Plc *	49,590

		Total United Kingdom	77,004,657

		TOTAL COMMON STOCKS (COST $342,365,943)	303,870,664

		PREFERRED STOCKS — 2.4%

		Brazil — 0.5%
	67,900	Eletropaulo Metropolitana SA 28.53%	807,993
	120,000	Klabin SA 3.27%	505,739
	41,100	Metalurgica Gerdau SA 1.62%	406,547

		Total Brazil	1,720,279

		Germany — 1.5%
	6,993	Biotest AG 1.31%	329,069
	9,156	Draegerwerk AG & Co 0.24%	941,214
	15,127	Hugo Boss AG 3.82%	1,477,019
	34,431	Jungheinrich AG 3.51%	927,137
	21,972	Porsche Automobil Holding SE 1.89%	1,131,985

		Total Germany	4,806,424

		Russia — 0.4%
	1,105	Transneft 1.70%	1,452,483

		TOTAL PREFERRED STOCKS (COST $7,866,068)	7,979,186

		RIGHTS/WARRANTS — 0.0%

		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16*	1,418

		TOTAL RIGHTS/WARRANTS (COST $0)	1,418

		MUTUAL FUNDS — 2.0%

		United States — 2.0%

		Affiliated Issuers
	273,200	GMO U.S. Treasury Fund	6,830,000

		TOTAL MUTUAL FUNDS (COST $6,830,000)	6,830,000

		SHORT-TERM INVESTMENTS — 2.5%

		Time Deposits — 2.5%
USD	2,500,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/12	2,500,000
USD	1,684,552	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	1,684,552
AUD	9,984	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	9,725
CAD	15,311	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.24%, due 06/01/12	14,824
CHF	9,244	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,516

DKK	56,667	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,429
GBP	44,128	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	68,010
HKD	77,619	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	10,000
NOK	60,151	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	9,837
NZD	15,839	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 06/01/12	11,936
SEK	281,554	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	38,758
ZAR	8,104	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.63%, due 06/01/12	954
JPY	9,602,040	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	122,538
USD	2,377,548	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	2,377,548
EUR	1,126,382	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	1,392,771
SGD	91,445	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	70,965

		Total Time Deposits	8,331,363

		TOTAL SHORT-TERM INVESTMENTS (COST $8,331,363)	8,331,363

		TOTAL INVESTMENTS — 98.4% (Cost $365,393,374)	327,012,631

		Other Assets and Liabilities (net) — 1.6%	5,210,331

		TOTAL NET ASSETS — 100.0%	$332,222,962

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
6/26/12	JPMorgan Chase Bank, N.A.	AUD	207,838	$202,023	$(11,991)
6/26/12	JPMorgan Chase Bank, N.A.	CHF	883,340	909,721	(57,756)
6/26/12	Royal Bank of Scotland PLC	CHF	355,982	366,613	(23,271)
6/26/12	Bank of New York Mellon	GBP	1,444,546	2,226,087	(74,424)
6/26/12	Brown Brothers Harriman & Co.	GBP	1,456,873	2,245,084	(73,850)
6/26/12	Morgan Stanley & Co. International PLC	GBP	931,657	1,435,710	(48,264)
6/26/12	State Street Bank and Trust Company	GBP	1,296,496	1,997,938	(69,467)
6/26/12	Bank of America, N.A.	HKD	5,440,763	701,035	176
6/26/12	Bank of New York Mellon	HKD	13,892,673	1,790,052	(957)
6/26/12	Brown Brothers Harriman & Co.	HKD	21,035,165	2,710,352	(1,414)
6/26/12	JPMorgan Chase Bank, N.A.	HKD	12,884,956	1,660,209	(823)
6/26/12	Morgan Stanley & Co. International PLC	HKD	9,225,235	1,188,659	(637)

6/26/12	State Street Bank and Trust Company	HKD	10,051,191	1,295,082	(645)
6/26/12	Bank of America, N.A.	SEK	21,536,119	2,961,976	(218,383)
6/26/12	Bank of New York Mellon	SEK	3,059,439	420,781	(30,797)
6/26/12	Royal Bank of Scotland PLC	SEK	15,794,643	2,172,320	(157,237)
6/26/12	Bank of America, N.A.	SGD	12,170,331	9,444,879	(304,255)

				$33,728,521	$(1,073,995)

Sales #
6/26/12	JPMorgan Chase Bank N.A.	AUD	1,489,488	$1,447,813	$74,076
6/26/12	Bank of America, N.A.	CAD	2,538,907	2,456,898	108,427
6/26/12	Deutsche Bank AG	CAD	2,833,049	2,741,539	118,826
6/26/12	JPMorgan Chase Bank, N.A.	CAD	2,489,547	2,409,132	88,096
6/26/12	Royal Bank of Scotland PLC	CAD	1,404,263	1,358,904	55,262
6/26/12	Bank of America N.A.	CHF	164,623	169,539	10,658
6/26/12	JPMorgan Chase Bank N.A.	CHF	883,340	909,721	56,400
6/26/12	Royal Bank of Scotland PLC	CHF	730,877	752,705	46,880
6/26/12	Brown Brothers Harriman & Co.	EUR	1,529,378	1,891,257	113,834
6/26/12	Deutsche Bank AG	EUR	1,572,664	1,944,785	120,029
6/26/12	Morgan Stanley & Co. International PLC	EUR	798,741	987,738	63,204
6/26/12	Bank of New York Mellon	JPY	162,579,782	2,075,241	(58,723)
6/26/12	Brown Brothers Harriman & Co.	JPY	232,289,387	2,965,046	(82,829)
6/26/12	State Street Bank and Trust Company	JPY	160,681,000	2,051,004	(56,020)
6/26/12	Bank of America N.A.	NOK	6,838,343	1,117,344	70,906

				$25,278,666	$729,026

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Buys
9	DAX	June 2012	$1,743,085	$(115,246)
116	FTSE/MIB	June 2012	9,253,519	(2,165,864)
63	CAC 40	June 2012	2,343,281	(33,822)
63	TOPIX	June 2012	5,745,058	(840,733)
48	MSCI Singapore	June 2012	2,362,182	(4,438)
48	IBEX 35	June 2012	3,609,484	(393,159)

			$25,056,609	$(3,553,262)

Sales
59	S&P Toronto 60	June 2012	$7,490,033	$590,053
63	SPI 200	June 2012	6,234,646	345,959
267	OMXS 30	June 2012	3,594,308	131,792

			$17,318,987	$1,067,804

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR — American Depositary Receipt

GDR — Global Depository Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

ZAR — South African Rand

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$373,953,687	$18,405,476	$(65,346,532)	$(46,941,056)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$—	$13,058,000	$6,228,000	$1,295	$—	$6,830,000

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	89.4%
Futures Contracts	(0.9)%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value technique on Level 3 investments: With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$15,285,242	$—		$15,285,242
Austria	—	786,992	0	*	786,992
Belgium	—	1,809,418	—		1,809,418
Brazil	103,900	—	—		103,900
Canada	9,349,649	—	—		9,349,649
Chile	73,551	—	—		73,551
China	—	266,999	—		266,999
Czech Republic	—	85,405	—		85,405
Denmark	—	691,980	—		691,980
Finland	—	822,466	—		822,466
France	—	12,355,568	—		12,355,568
Germany	—	18,759,269	—		18,759,269
Greece	—	1,165,374	7,259		1,172,633
Hong Kong	—	3,489,745	—		3,489,745
India	—	826,072	—		826,072
Indonesia	—	—	293,637		293,637
Ireland	81,388	8,881,777	—		8,963,165
Israel	—	1,422,923	—		1,422,923
Italy	—	12,281,057	—		12,281,057
Japan	—	104,533,296	—		104,533,296
Netherlands	—	2,990,314	—		2,990,314
New Zealand	—	154,617	—		154,617
Norway	—	1,758,684	—		1,758,684
Philippines	—	232,636	—		232,636
Poland	—	72,808	—		72,808
Portugal	—	185,648	—		185,648
Russia	—	1,605,801	—		1,605,801
Singapore	—	6,755,290	—		6,755,290
South Africa	—	574,939	—		574,939
South Korea	—	4,833,594	—		4,833,594
Spain	—	6,170,808	—		6,170,808
Sweden	—	5,960,462	8,978		5,969,440
Switzerland	—	1,500,392	—		1,500,392
Taiwan	—	688,069	0	*	688,069
United Kingdom	—	77,004,657	—		77,004,657

TOTAL COMMON STOCKS	9,608,488	293,952,302	309,874		303,870,664

Preferred Stocks
Brazil	1,720,279	—	—		1,720,279
Germany	—	4,806,424	—		4,806,424
Russia	—	1,452,483	—		1,452,483

TOTAL PREFERRED STOCKS	1,720,279	6,258,907	—		7,979,186

Rights/Warrants
Malaysia	—	1,418	—		1,418

TOTAL RIGHTS/WARRANTS	—	1,418	—		1,418

Mutual Funds
United States	6,830,000	—	—		6,830,000

TOTAL MUTUAL FUNDS	6,830,000	—	—		6,830,000
Short-Term Investments	8,331,363	—	—		8,331,363

Total Investments	26,490,130	300,212,627	309,874		327,012,631

Derivatives**
Forward Currency Contracts
Foreign Currency risk	—	926,774	—		926,774
Futures Contracts
Equity risk	590,053	477,751	—		1,067,803

Total Derivatives	—	1,404,525	—		1,994,578

Total	$27,080,183	$301,617,152	$309,874		$329,007,209

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign Currency risk	$—	$(1,271,743)	$—	$(1,271,743)
Futures Contracts
Equity risk	—	(3,553,262)	—	(3,553,262)

Total Derivatives	—	(4,825,005)	—	(4,825,005)

Total	$—	$(4,825,005)	$—	$(4,825,005)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3 *		Transfers out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
Greece	$—	$—	$—	$—	$—	$(6,972)	$14,231	**	$—	7,259	$(6,972)
Indonesia	306,120	—	—	—	—	(12,483)	—		—	293,637	(12,483)
Sweden	9,857	—	—	—	—	(879)	—		—	8,978	(879)
Taiwan	4,973	—	—	—	—	(4,973)	—		—	—	—
Thailand	45,836	—	(47,724)	—	(29,040)	30,928	—		—	—	—

Total	$366,786	$—	$(47,724)	$—	$(29,040)	$5,621	$14,231		$—	$309,874	$(20,334)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section describes the nature of these risks and some related risks, but does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended May 31, 2012, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$1,418	$—	$1,418
Unrealized appreciation on forward currency contracts	—	926,774	—	—	—	926,774
Unrealized appreciation on futures contracts*	—	—	—	1,067,804	—	1,067,804

Total	$—	$926,774	$—	$1,069,222	$—	$1,995,996

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,271,743)	$—	$—	$—	$(1,271,743)
Unrealized depreciation on futures contracts*	—	—	—	(3,553,262)	—	(3,553,262)

Total	$—	$(1,271,743)	$—	$(3,553,262)	$—	$(4,825,005)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward currency contracts	Futures contracts	Rights and/or warrants
Average amount outstanding	$67,982,052	$44,040,006	$4,323

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Capital Goods — 0.8%
1,676,100	3M Co.	141,479,601
3,900	United Technologies Corp.	289,029

	Total Capital Goods	141,768,630

	Consumer Durables & Apparel — 0.4%
769,900	Nike, Inc.-Class B	83,287,782

	Consumer Services — 1.1%
2,264,300	McDonald’s Corp.	202,292,562

	Energy — 7.5%
27,967,518	BP Plc	170,014,337
5,577,870	Chevron Corp.	548,360,400
3,789,400	Exxon Mobil Corp.	297,960,522
6,272,388	Royal Dutch Shell Group-Class A	194,963,156
4,338,036	Total SA	186,965,042

	Total Energy	1,398,263,457

	Food & Staples Retailing — 4.2%
3,048,800	Sysco Corp.	85,092,008
23,704,902	Tesco Plc	110,627,869
380,900	Walgreen Co.	11,625,068
8,806,200	Wal–Mart Stores, Inc.	579,624,084

	Total Food & Staples Retailing	786,969,029

	Food, Beverage & Tobacco — 20.9%
1,819,415	Anheuser-Busch InBev NV	123,101,157
5,106,444	British American Tobacco Plc	241,358,579
11,622,000	Coca-Cola Co. (The)	868,512,060
61,360	Japan Tobacco Inc	341,424,382
2,115,500	Lorillard, Inc.	261,475,800
1,391,460	Monster Beverage Corp.*	101,019,996
5,599,473	Nestle SA	317,738,903
7,644,600	PepsiCo, Inc.	518,686,110
10,286,300	Philip Morris International, Inc.	869,295,213
7,766,534	Unilever NV	243,987,821

	Total Food, Beverage & Tobacco	3,886,600,021

	Health Care Equipment & Services — 6.4%
5,900	Baxter International, Inc.	298,658
7,185,180	Express Scripts Holding Co.*	374,994,544
139,900	Henry Schein, Inc.*	10,395,969
11,500	Intuitive Surgical, Inc.*	6,015,650
413,000	Laboratory Corp. of America Holdings*	34,394,640
15,200	Lincare Holdings, Inc.	348,536
4,912,130	Medtronic, Inc.	180,962,869
1,332,800	Quest Diagnostics, Inc.	75,836,320
4,960,094	UnitedHealth Group, Inc.	276,624,443
3,753,575	Zimmer Holdings, Inc.	227,654,324

	Total Health Care Equipment & Services	1,187,525,953

	Household & Personal Products — 4.5%
1,317,500	Church & Dwight Co., Inc.	70,143,700
3,836,600	Colgate–Palmolive Co.	377,137,780
6,168,400	Procter & Gamble Co. (The)	384,229,636

	Total Household & Personal Products	831,511,116

	Pharmaceuticals, Biotechnology & Life Sciences — 18.2%
7,950,505	Abbott Laboratories	491,261,704
1,689,860	Amgen, Inc.	117,479,067
2,291,908	AstraZeneca Plc	92,581,854
7,800	Bristol–Myers Squibb Co.	260,052
77,600	Eli Lilly & Co.	3,177,720
9,116,775	GlaxoSmithKline Plc	202,019,020
15,575,700	Johnson & Johnson	972,390,951
2,831,200	Merck & Co., Inc.	106,396,496
4,060,542	Novartis AG (Registered)	211,545,033
35,549,848	Pfizer, Inc.	777,475,176
1,272,479	Roche Holding AG	199,142,590
2,504,405	Sanofi-Aventis	170,592,946
1,160,900	Takeda Pharmaceutical Co Ltd	48,519,322

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,392,841,931

	Retailing — 3.0%
3,406,300	Lowe’s Cos., Inc.	91,016,336
8,082,400	Target Corp	468,051,784

	Total Retailing	559,068,120

	Software & Services — 17.6%
1,105,200	Google, Inc.-Class A*	641,966,472
2,130,270	International Business Machines Corp.	410,929,083
471,880	MasterCard, Inc.-Class A	191,823,938
26,867,500	Microsoft Corp.	784,262,325
31,836,900	Oracle Corp.	842,722,743
2,506,754	SAP AG	143,836,373
1,992,800	Visa, Inc.-Class A	229,570,560
88,252	Yahoo! Japan Corp.	25,651,774

	Total Software & Services	3,270,763,268

	Technology Hardware & Equipment — 10.7%
1,264,018	Apple, Inc.*	730,261,119
33,139,400	Cisco Systems, Inc.	541,166,402
22,052,800	Hewlett-Packard Co.	500,157,504
4,034,300	Qualcomm, Inc.	231,205,733

	Total Technology Hardware & Equipment	2,002,790,758

	Telecommunication Services — 0.7%
79,819	NTT Docomo Inc	127,338,531

	TOTAL COMMON STOCKS (COST $15,905,909,270)	17,871,021,158

	MUTUAL FUNDS — 0.4%

	Affiliated Issuers — 0.4%
2,924,688	GMO U.S. Treasury Fund	73,117,199

	TOTAL MUTUAL FUNDS (COST $73,132,441)	73,117,199

	SHORT-TERM INVESTMENTS — 2.6%

	Money Market Funds — 1.6%
44,606,183	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(a)	44,606,183
256,431,527	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(b)	256,431,527

	Total Money Market Funds (COST $301,037,710)	301,037,710

	U.S. Government — 1.0%
185,000,000	U.S. Treasury Bill, 0.12%, due 11/08/12(c)	184,899,360

	Total U.S. Government (COST $184,884,888)	184,899,360

	TOTAL SHORT-TERM INVESTMENTS (COST $485,922,598)	485,937,070

	TOTAL INVESTMENTS — 99.0% (Cost $16,464,964,309)	18,430,075,427

	Other Assets and Liabilities (net) — 1.0%	189,224,238

	TOTAL NET ASSETS — 100.0%	$18,619,299,665

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

(c)	Rate shown represents yield-to-maturity.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 16,766,053,992	$1,884,624,339	$(220,602,904)	$1,664,021,435

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$64,903,198	$8,214,000	$—	$14,408	$—	$73,117,199

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Country Summary*	% of Investments
United States	82.4%
United Kingdom	5.6
Switzerland	4.1
Japan	3.0
France	2.0
Netherlands	1.4
Germany	0.8
Belgium	0.7

100.0%

*	The table above shows country exposure in the Fund. The table excludes short term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	16.9%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Belgium	$—	$123,101,157	$—	$123,101,157
France	—	357,557,989	—	357,557,989
Germany	—	143,836,373	—	143,836,373
Japan	—	542,934,010	—	542,934,010
Netherlands	—	243,987,820	—	243,987,820
Switzerland	—	728,426,526	—	728,426,526
United Kingdom	—	1,011,564,815	—	1,011,564,815
United States	14,719,612,468	—	—	14,719,612,468

TOTAL COMMON STOCKS	14,719,612,468	3,151,408,690	—	17,871,021,158

Mutual Funds	73,117,199	—	—	73,117,199
Short-Term Investments	485,937,070	—	—	485,937,070

Total Investments	15,278,666,737	3,151,408,690	—	18,430,075,427

Total	$15,278,666,737	$3,151,408,690	$—	$18,430,075,427

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Focused Investment Risk — Focusing investments in a limited number of countries, sectors or companies or in industries with high positive correlations to one another creates additional risk. The Fund invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed markets.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended May 31, 2012:

Futures contracts
Average amount outstanding	$37,162,667

Subsequent events

Subsequent to May 31, 2012, the Fund received redemption requests in the amount of $7,618,779,069.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 98.8%

	REAL ESTATE INVESTMENT TRUSTS — 98.8%

	Diversified — 6.3%
2,500	CapLease, Inc.	9,825
8,000	Duke Realty Corp.	110,720
5,500	Liberty Property Trust	190,685
700	PS Business Parks, Inc.	46,123
8,246	Vornado Realty Trust	675,512
900	Washington Real Estate Investment Trust	25,326
1,300	Winthrop Realty Trust	13,377

	Total Diversified	1,071,568

	Industrial — 4.1%
9,200	DCT Industrial Trust, Inc.	53,544
1,500	EastGroup Properties, Inc.	74,355
2,000	First Industrial Realty Trust, Inc.*	23,860
16,960	ProLogis, Inc.	542,381

	Total Industrial	694,140

	Office — 15.0%
3,170	Alexandria Real Estate Equities, Inc.	217,018
7,200	BioMed Realty Trust, Inc.	129,960
7,930	Boston Properties, Inc.	816,235
4,289	Brandywine Realty Trust	48,166
4,225	CommonWealth REIT	74,571
1,000	Corporate Office Properties Trust	22,010
4,500	Digital Realty Trust, Inc.	318,465
4,800	Douglas Emmett, Inc.	102,720
2,400	DuPont Fabros Technology, Inc.	61,176
2,900	Franklin Street Properties Corp.	28,304
1,200	Government Properties Income Trust	25,668
2,600	Highwoods Properties, Inc.	83,876
2,600	Kilroy Realty Corp.	119,366
4,608	Lexington Realty Trust	38,293
2,200	Mack-Cali Realty Corp.	59,928
5,200	Piedmont Office Realty Trust, Inc.-Class A	85,852
4,023	SL Green Realty Corp.	301,765

	Total Office	2,533,373

	Residential — 19.1%
1,800	American Campus Communities, Inc.	79,020
5,886	Apartment Investment & Management Co.-Class A	159,334
5,283	AvalonBay Communities, Inc.	738,300
4,000	BRE Properties, Inc.	196,920
3,300	Camden Property Trust	214,863
3,200	Colonial Properties Trust	67,872
3,100	Education Realty Trust, Inc.	34,162
1,000	Equity Lifestyle Properties, Inc.	65,860
15,000	Equity Residential	916,500
1,170	Essex Property Trust, Inc.	176,038
1,800	Home Properties, Inc.	107,892
1,600	Mid-America Apartment Communities, Inc.	107,824
2,500	Post Properties, Inc.	121,025
1,000	Sun Communities, Inc.	41,210

7,881	UDR, Inc.	204,118

	Total Residential	3,230,938

	Retail — 27.1%
1,984	Acadia Realty Trust	44,382
70	Alexander’s, Inc.	27,380
7,731	CBL & Associates Properties, Inc.	134,983
11,197	DDR Corp.	155,526
3,900	Equity One, Inc.	77,454
2,300	Federal Realty Investment Trust	226,044
26,800	General Growth Properties, Inc.	448,900
1,300	Getty Realty Corp.	20,930
3,500	Glimcher Realty Trust	32,200
17,958	Kimco Realty Corp.	322,346
7,396	Macerich Co. (The)	421,942
3,400	National Retail Properties, Inc.	90,066
3,300	Ramco-Gershenson Properties Trust	39,303
3,700	Realty Income Corp.	141,821
3,800	Regency Centers Corp.	166,478
536	Rouse Properties, Inc.*	6,856
300	Saul Centers, Inc.	12,048
11,643	Simon Property Group, Inc.	1,717,575
3,200	Tanger Factory Outlet Centers, Inc.	99,232
3,000	Taubman Centers, Inc.	219,000
1,000	Urstadt Biddle Properties, Inc.-Class A	17,800
5,900	Weingarten Realty Investors	150,922

	Total Retail	4,573,188

	Specialized — 27.2%
2,800	CubeSmart	31,668
6,611	DiamondRock Hospitality Co.	65,713
2,600	Entertainment Properties Trust	107,302
4,300	Extra Space Storage, Inc.	121,948
18,500	HCP, Inc.	755,540
10,200	Health Care, Inc.	565,794
1,200	Healthcare Realty Trust, Inc.	26,256
6,100	Hospitality Properties Trust	143,411
16,737	Host Hotels & Resorts, Inc.	255,407
3,200	LaSalle Hotel Properties	88,256
1,200	LTC Properties, Inc.	38,724
6,300	Medical Properties Trust, Inc.	56,700
1,400	National Health Investors, Inc.	67,578
4,100	Omega Healthcare Investors, Inc.	86,551
8,764	Public Storage	1,169,731
8,200	Senior Housing Properties Trust	169,330
1,400	Sovran Self Storage, Inc.	69,090
4,500	Sunstone Hotel Investors, Inc.*	45,045
800	Universal Health Realty Income Trust	30,920
11,904	Ventas, Inc.	700,193

	Total Specialized	4,595,157

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $11,761,394)	16,698,364

	TOTAL REAL ESTATE INVESTMENTS (COST $11,761,394)	16,698,364

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
5,758	GMO U.S. Treasury Fund	143,961

	TOTAL MUTUAL FUNDS (COST $143,961)	143,961

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
83,886	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	83,886

	TOTAL SHORT-TERM INVESTMENTS (COST $83,886)	83,886

	TOTAL INVESTMENTS — 100.1% (Cost $11,989,241)	16,926,211

	Other Assets and Liabilities (net) — (0.1%)	(21,817)

	TOTAL NET ASSETS — 100.0%	$16,904,394

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 12,894,914	$4,221,133	$(189,836)	$4,031,297

Investments in affiliated issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$126,961	$40,000	$23,000	$31	$—	$143,961

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$16,698,364	$—	$—	$16,698,364
Mutual Funds	143,961	—	—	143,961
Short-Term Investments	83,886	—	—	83,886

Total Investments	16,926,211	—	—	16,926,211

Total	$16,926,211	$—	$—	$16,926,211

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Real Estate Risk — Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in particular markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and failing to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Models that have demonstrated an ability to explain prior market data often fail to accurately predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund’s concentration in real estate-related investments make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the real estate industry.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 66.9%

	Australia — 0.6%
16,761	Incitec Pivot Ltd	46,281
5,152	Nufarm Ltd	24,804
1,828	Panoramic Resources Ltd	1,395

	Total Australia	72,480

	Austria — 0.3%
1,382	OMV AG	37,711
19	Verbund AG	440

	Total Austria	38,151

	Brazil — 2.7%
2,600	Cosan SA Industria e Comercio	38,623
5,200	Fibria Celulose SA *	34,085
9,900	Petroleo Brasileiro SA (Petrobras)	97,191
400	Petroleo Brasileiro SA (Petrobras) ADR	7,824
5,900	Vale SA	109,964
1,700	Vale SA Sponsored ADR	31,127

	Total Brazil	318,814

	Canada — 3.5%
1,800	Agrium Inc	140,954
1,200	Calfrac Well Services Ltd	26,618
1,700	Ensign Energy Services Inc	21,644
1,600	First Quantum Minerals Ltd	28,023
900	Husky Energy Inc	20,312
700	Inmet Mining Corp	29,414
7,500	Migao Corp *	19,969
2,600	Precision Drilling Corp *	20,289
8,500	Sherritt International Corp	41,889
2,000	Teck Resources Ltd Class B	59,912

	Total Canada	409,024

	Chile — 0.4%
30,558	Empresa Nacional de Electricidad SA	47,235

	China — 3.6%
56,000	Asian Citrus Holdings Ltd	28,033
26,000	China Coal Energy Co Ltd Class H	24,048
12,000	China Oilfield Services Ltd Class H	16,517
76,000	China Petroleum & Chemical Corp Class H	67,736
36,000	China Qinfa Group Ltd *	5,776
14,000	China Shenhua Energy Co Ltd Class H	49,139
20,000	CNOOC Ltd	35,968
34,000	First Tractor Co Ltd Class H *	30,153
9,400	Inner Mongolia Yitai Coal Co Class B	47,856
32,000	Minmetals Resources Ltd *	13,781
46,000	PetroChina Co Ltd Class H	58,008
26,000	Yanzhou Coal Mining Co Ltd Class H *	43,628

	Total China	420,643

	Czech Republic — 0.9%
2,873	CEZ AS	101,693

	Denmark — 0.3%
1,048	Auriga Industries Class B *	12,475
3,783	Vestas Wind Systems A/S *	23,256

	Total Denmark	35,731

	France — 2.2%
3,959	Electricite de France SA	76,339
4,209	Total SA	181,404

	Total France	257,743

	Germany — 0.4%
661	Aurubis AG	30,286
281	K&S AG	11,282

	Total Germany	41,568

	Greece — 0.1%
3,838	Mytilineos Holdings SA *	7,901

	Hungary — 0.2%
363	MOL Hungarian Oil and Gas PLC *	22,509

	Indonesia — 0.1%
75,000	Bumi Resources Tbk PT	11,299

	Israel — 0.5%
4,191	Israel Chemicals Ltd	43,293
23	Israel Corp Ltd (The)	12,864

	Total Israel	56,157

	Italy — 1.4%
6,382	ENI SPA	122,945
4,568	Fiat Industrial SPA	46,151

	Total Italy	169,096

	Japan — 9.0%
6,000	Ajinomoto Co Inc	80,899
3,000	Dowa Holdings Co Ltd	18,252
1	INPEX Corp	5,773
12,600	Itochu Corp	137,816
9,000	Kubota Corp	76,925
700	Kurita Water Industries Ltd	15,328
17,000	Marubeni Corp	108,528
13,000	Mitsubishi Materials Corp	35,399
7,300	Mitsubishi Corp	142,444
13,000	Mitsui Sugar Co Ltd	41,584
11,000	Mitsui & Co Ltd	154,605
12,000	Mitsui Mining & Smelting Co Ltd	27,172
4,000	Nihon Nohyaku Co Ltd	16,664
11,500	Nippon Coke & Engineering Co Ltd	14,335
9,600	Sumitomo Corp	128,708
4,000	Sumitomo Metal Mining Co Ltd	45,056
4,000	Toho Zinc Co Ltd	14,500

	Total Japan	1,063,988

	Mexico — 0.2%
8,600	Grupo Mexico SAB de CV Class B	22,707

	Netherlands — 0.1%
835	SBM Offshore NV *	10,894

	Norway — 3.7%
11,500	Austevoll Seafood ASA	39,742
693	Fred Olsen Energy ASA	21,180
168,443	Marine Harvest ASA *	82,528
2,692	ProSafe SE	18,375
1,665	Salmar ASA	7,866
760	Seadrill Ltd	25,233
4,429	Songa Offshore SE *	10,933
3,570	Statoil ASA	80,895
923	TGS Nopec Geophysical Co ASA	23,121
3,318	Yara International ASA	125,817

	Total Norway	435,690

	Poland — 0.6%
1,771	KGHM Polska Miedz SA	64,282
195	Polskie Gornictwo Naftowe i Gazownictwo SA	212
361	Zaklady Azotowe Pulawy SA	10,225

	Total Poland	74,719

	Russia — 3.4%
14,438	Gazprom OAO Sponsored ADR *	127,581
1,920	Lukoil OAO Sponsored ADR *	100,191
2,966	MMC Norilsk Nickel JSC ADR *	44,086
1,553	Phosagro OAO GDR	13,835
9,022	Rosneft OJSC GDR (Registered Shares) *	55,818
3,860	Surgutneftegas Sponsored ADR *	29,204
1,105	Tatneft Sponsored ADR *	33,940

	Total Russia	404,655

	Singapore — 1.5%
7,000	China XLX Fertiliser Ltd	1,543
22,000	First Resources Ltd	28,312
264,000	Golden Agri-Resources Ltd	132,695
15,000	Indofood Agri Resources Ltd	14,365

	Total Singapore	176,915

	South Africa — 0.4%
706	Palabora Mining Co Ltd	12,324
734	Sasol Ltd	31,298

	Total South Africa	43,622

	South Korea — 0.1%
45	Korea Zinc Co Ltd	13,528

	Spain — 1.4%
3,516	Endesa SA	52,753
17,848	Iberdrola SA	67,957
3,214	Repsol YPF SA	48,251

	Total Spain	168,961

	Sweden — 0.3%
3,212	Boliden AB	41,198

	Switzerland — 0.2%
666	Transocean Ltd/Switzerland	26,961

	Taiwan — 0.2%
51,000	Sinon Corp	22,106

	Thailand — 0.7%
3,150	Banpu Pcl (Foreign Registered)	44,445
3,400	PTT Pcl (Foreign Registered)	33,375

	Total Thailand	77,820

	Turkey — 0.3%
3,650	Gubre Fabrikalari TAS *	23,339
6,631	Koza Anadolu Metal Madencilik Isletmeleri AS *	11,140

	Total Turkey	34,479

	United Kingdom — 9.3%
595	Anglo Pacific Group Plc	2,145
2,954	Anglo American Plc	90,038
771	Antofagasta Plc	11,954
5,589	BHP Billiton Plc	146,459
23,466	BP Plc	142,650
100	BP Plc Sponsored ADR	3,646
4,214	Eurasian Natural Resources Corp Plc	27,561
1,263	Hargreaves Services Plc	15,093
2,724	Kazakhmys Plc	28,039
5,150	Rio Tinto Plc	221,571
4,864	Royal Dutch Shell Plc A Shares (London)	151,187
4,214	Royal Dutch Shell Plc B Shares (London)	135,455
1,762	Vedanta Resources Plc	25,356
6,440	Xstrata Plc	91,993

	Total United Kingdom	1,093,147

	United States — 18.3%
1,200	AGCO Corp. *	48,252
1,100	American Vanguard Corp.	29,645
800	Apache Corp.	65,104
700	Atwood Oceanics Inc. *	26,747
2,400	Chesapeake Energy Corp.	40,560
3,400	Chevron Corp.	334,254
5,100	Cloud Peak Energy, Inc. *	78,948
4,400	ConocoPhillips	229,504
1,300	Deere & Co.	96,031
400	Devon Energy Corp.	23,808
800	Diamond Offshore Drilling Inc.	46,544
3,700	Exxon Mobil Corp.	290,931
5,100	Freeport–McMoRan Copper & Gold Inc.	163,404
4,300	Green Plains Renewable Energy, Inc. *	30,487
1,800	Helix Energy Solutions Group, Inc. *	30,834
1,400	Hess Corp.	61,180
200	James River Coal Co. *	502
3,500	Marathon Oil Corp.	87,185
900	Mosaic Co. (The)	42,912
900	Murphy Oil Corp.	41,958
3,200	Nabors Industries Ltd. *	43,360
2,200	NextEra Energy, Inc.	143,748
1,800	Noble Corp. *	56,286
300	Occidental Petroleum Corp.	23,781

	100	Parker Drilling Co. *	489
	1,700	Patterson-UTI Energy Inc.	25,704
	1,100	Peabody Energy Corp.	25,696
	300	SEACOR Holdings, Inc. *	25,863
	100	Tetra Technologies Inc. *	639
	900	Unit Corp. *	35,811

		Total United States	2,150,167

		TOTAL COMMON STOCKS (COST $8,747,369)	7,871,601

		PREFERRED STOCKS — 3.5%

		Brazil — 3.2%
	14,600	Petroleo Brasileiro SA (Petrobras) 0.66%	138,482
	13,487	Vale SA 1.08%	245,553

		Total Brazil	384,035

		Russia — 0.3%
	66,725	Surgutneftegaz OJSC 14.05%	32,008

		TOTAL PREFERRED STOCKS (COST $463,872)	416,043

		RIGHTS/WARRANTS — 0.0%

		Italy — 0.0%
	4,568	Fiat Industrial SPA Rights, Expires 06/20/12*	—
	4,568	Fiat Industrial SPA Rights, Expires 06/20/12*	—

		Total Italy	—

		TOTAL RIGHTS/WARRANTS (COST $0)	—

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.5%

		Time Deposits — 1.5%
CAD	154	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.24%, due 06/01/12	149
GBP	313	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	482
NOK	17,527	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	2,856
SGD	647	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	502
USD	166,926	Royal Bank of Scotland (London) Time Deposit, 0.03%, due 06/01/12	166,926

		Total Time Deposits	170,915

		TOTAL SHORT-TERM INVESTMENTS (COST $170,915)	170,915

		TOTAL INVESTMENTS — 71.9% (Cost $9,382,156)	8,458,559

		Other Assets and Liabilities (net) — 28.1% **	3,301,924

		TOTAL NET ASSETS — 100.0%	$11,760,483

Notes to Schedule of Investments:

ADR — American Depositary Receipt

Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.

GDR — Global Depository Receipt

*	Non-income producing security.

**	The Fund received large subscriptions on the last business day prior to the reporting date.

Currency Abbreviations:

CAD — Canadian Dollar

GBP — British Pound

NOK — Norwegian Krone

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 9,387,837	$53,027	$(982,305)	$(929,278)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivative. In that case the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	39.3%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$72,480	$—		$72,480
Austria	—	38,151	—		38,151
Brazil	318,814	—	—		318,814
Canada	409,024	—	—		409,024
Chile	47,235	—	—		47,235
China	—	420,643	—		420,643
Czech Republic	—	101,693	—		101,693
Denmark	—	35,731	—		35,731
France	—	257,743	—		257,743
Germany	—	41,568	—		41,568
Greece	—	7,901	—		7,901
Hungary	—	22,509	—		22,509
Indonesia	—	11,299	—		11,299
Israel	—	56,157	—		56,157
Italy	—	169,096	—		169,096
Japan	—	1,063,988	—		1,063,988
Mexico	22,707	—	—		22,707
Netherlands	—	10,894	—		10,894
Norway	—	435,690	—		435,690
Poland	—	74,719	—		74,719
Russia	335,002	69,653	—		404,655
Singapore	—	176,915	—		176,915
South Africa	—	43,622	—		43,622
South Korea	—	13,528	—		13,528
Spain	—	168,961	—		168,961
Sweden	—	41,198	—		41,198
Switzerland	—	26,961	—		26,961
Taiwan	—	22,106	—		22,106
Thailand	—	77,820	—		77,820
Turkey	—	34,479	—		34,479
United Kingdom	3,646	1,089,501	—		1,093,147
United States	2,150,167	—	—		2,150,167

TOTAL COMMON STOCKS	3,286,595	4,585,006	—		7,871,601

Preferred Stocks
Brazil	384,035	—	—		384,035
Russia	—	32,008	—		32,008

TOTAL PREFERRED STOCKS	384,035	32,008	—		416,043

Rights/Warrants
Italy	—	—	0	*	0	*

TOTAL RIGHTS/WARRANTS	—	—	0		0

Short-Term Investments	170,915	—	—		170,915

Total Investments	3,841,545	4,617,014	0		8,458,559

Total	$3,841,545	$4,617,014	$0		$8,458,559

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3 *	Transfer out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
Thailand	$87,091	$20,397	$(1,155)	$—	$162	$(28,675)	$—	$(77,820)	$—	$—

Total	$87,091	$20,397	$(1,155)	$—	$162	$(28,675)	$—	$(77,820)	$—	$—

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Natural Resources Risk — By concentrating its investments in the natural resources sector, the Fund is subject to greater risks than a fund that invests in a wider variety of industries. The Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. The Fund’s concentration in the securities of companies with substantial natural resource assets will expose the Fund to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because the Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. In particular, the Fund is subject to the risk that the Manager will identify a segment of the natural resources sector that will appreciate but that the Fund will not be able to benefit from that appreciation because the Manager is not able to gain exposure to that segment or because the Manager invests in companies whose security valuations do not correlate with that segment of the natural resources sector. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund’s concentration in the natural resources sector makes the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the natural resources sector.

• Non-U.S. Investment Risk — The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes on capital gains or other income payable on non-U.S. securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in non-U.S. and U.S. economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts		Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$0	*	$—	$0	*

Total	$—	$—	$—	$0	*	$—	$0	*

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 98.2%

	Asset-Backed Securities — 95.2%

	Airlines — 1.2%
15,344,559	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.72%, due 05/15/24	6,905,051
5,225,029	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	5,603,844

	Total Airlines	12,508,895

	Auto Financing — 1.3%
966,264	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	967,472
7,091,372	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.89%, due 08/15/13	7,110,732
614,902	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.24%, due 03/15/13	615,240
4,186,873	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.39%, due 03/20/14	4,189,175

	Total Auto Financing	12,882,619

	Business Loans — 6.2%
2,221,038	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	1,810,146
1,851,741	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	1,509,169
7,546,482	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	4,905,213
7,347,011	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	4,555,147
27,977,155	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	20,842,981
5,201,059	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 05/28/39	1,729,352
5,422,381	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	1,558,934
9,263,181	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	4,261,063
2,266,567	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	2,005,912
4,625,771	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	3,885,648
10,313,369	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	8,461,294
5,772,619	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	4,991,757
3,435,078	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	2,799,108

	Total Business Loans	63,315,724

	CMBS — 11.0%
1,964,311	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.36%, due 07/15/44	1,954,489
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	29,796,750
6,256,599	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	6,256,599
11,558,463	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.48%, due 03/10/44	11,558,463
13,350,297	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	13,679,883
5,113,601	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	5,075,249
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	6,205,500

2,284,684	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	2,284,227
17,678,624	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.80%, due 05/12/39	17,678,624
4,090,321	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.86%, due 10/15/42	4,159,775
14,286,426	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	13,714,969

	Total CMBS	112,364,528

	CMBS Collateralized Debt Obligations — 3.0%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.27%, due 11/23/52	10,996
5,180,300	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.82%, due 06/28/19	4,869,482
6,938,142	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	6,660,617
22,669,684	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	19,269,231

	Total CMBS Collateralized Debt Obligations	30,810,326

	Corporate Collateralized Debt Obligations — 3.3%
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.76%, due 06/20/13	33,290,280

	Credit Cards — 10.1%
29,250,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	29,295,630
46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.31%, due 07/15/14	46,600,000
16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.33%, due 06/16/15	16,405,125
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	10,561,310

	Total Credit Cards	102,862,065

	Insured Auto Financing — 3.8%
4,079,106	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	4,079,083
8,393,634	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	8,411,260
25,885,833	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	25,927,510

	Total Insured Auto Financing	38,417,853

	Insured Business Loans — 0.1%
1,994,178	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	1,445,779

	Insured High Yield Collateralized Debt Obligations § — 1.1%
12,398,077	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3mo. LIBOR + .25%, 0.72%, due 06/30/17(a)	11,017,466

	Insured Other — 2.4%
8,725,589	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 09/15/41	7,809,062
8,156,361	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	7,323,520
8,325,013	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.72%, due 01/05/14	6,909,761
2,988,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	466,128
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,972,500

	Total Insured Other	24,480,971

	Insured Residential Asset-Backed Securities (United States) ¿— 1.1%
1,984,225	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	1,666,749
2,212,429	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	1,902,689
621,530	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	509,655
8,677,899	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	6,681,982

	Total Insured Residential Asset-Backed Securities (United States)	10,761,075

	Insured Residential Mortgage-Backed Securities (United States) — 1.2%
404,110	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	264,288
876,495	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	569,722
8,277,490	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 06/15/37	4,966,494
4,389,735	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	3,283,083
212,836	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	148,777
255,847	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.80%, due 08/15/30	159,365
497,044	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	319,350
113,744	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	68,246
2,655,284	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	2,450,031

	Total Insured Residential Mortgage-Backed Securities (United States)	12,229,356

	Insured Time Share — 0.7%
1,739,840	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.39%, due 03/20/19	1,699,878
5,903,619	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	5,795,720

	Total Insured Time Share	7,495,598

	Insured Transportation — 0.2%
2,472,500	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.54%, due 04/17/19	2,426,141

	Rate Reduction Bonds — 0.2%
1,512,747	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	1,516,135

	Residential Asset-Backed Securities (United States) ¿— 24.6%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	801,900
2,354,506	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	765,215
4,560,111	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	3,876,095
1,593,786	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	1,506,128
19,897,395	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	6,367,166
3,011,185	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 07/25/36	2,981,073
5,141,346	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	2,776,327
1,209,994	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	1,054,207
9,972,427	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	6,781,251
3,338,676	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	1,060,030
7,286,746	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	1,001,928
8,470,109	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	1,164,640
5,150,965	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	1,416,515

2,767,953	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	705,828
11,836,001	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	577,005
2,899,448	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.28%, due 05/25/34	2,560,575
48,899,810	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	11,980,453
7,500,209	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	2,250,063
10,126,644	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	3,139,260
281,998	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 05/25/36	84,600
8,034,893	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	2,274,879
9,073,085	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	5,740,541
16,760,665	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	12,454,850
3,214,713	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	2,027,198
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	882,300
1,882,137	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	312,999
649,872	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	639,474
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	23,183,850
7,790,186	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	6,582,707
126,935	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	114,400
34,229	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	32,860
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	4,280,375
34,166,893	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	26,243,590
416,444	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	295,871
10,425,241	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	6,528,807
3,561,500	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.43%, due 05/25/36	1,245,412
1,256,285	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	421,641
18,721,135	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	4,727,087
12,726,593	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	3,913,427
2,471,331	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.55%, due 01/20/35	2,077,463
2,142,209	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	1,902,549
7,413,504	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.40%, due 01/20/36	6,658,253
25,930,447	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	7,584,656
1,616,025	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.49%, due 10/25/35	1,537,243
260,756	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	255,541
15,402,074	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	7,392,995
10,977,530	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	3,979,355
20,394,623	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	5,914,441
13,806,975	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	4,556,302
5,548,142	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	693,518

4,349,339	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	1,685,369
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	10,400,000
1,826,774	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	1,571,025
12,712,611	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	5,847,801
2,540,347	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	2,108,488
8,970,012	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	2,511,603
5,572,892	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	2,832,144
4,725,229	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.43%, due 09/25/45	4,253,651
994,329	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 10/25/33	958,334
2,778,642	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.49%, due 01/25/36	2,646,656
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	155,514
749,061	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	731,009
470,039	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	446,904
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	7,862,580
5,097,222	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	4,077,777
2,259,501	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	2,033,551
13,417,235	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	3,622,653

	Total Residential Asset-Backed Securities (United States)	251,049,902

	Residential Mortgage-Backed Securities (Australian) — 6.0%
2,013,244	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.60%, due 11/19/37	1,984,251
4,647,813	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.53%, due 07/20/38	4,539,290
7,452,622	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.53%, due 04/19/38	7,122,237
1,249,985	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.97%, due 09/27/35	1,160,611
12,356,939	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.87%, due 03/14/36	11,217,629
798,687	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.87%, due 12/08/36	714,825
1,298,319	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.77%, due 05/27/38	1,163,553
1,043,104	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.55%, due 05/10/36	1,004,187
5,138,154	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.52%, due 06/14/37	4,846,552
1,813,174	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.51%, due 02/27/39	1,774,191
5,653,961	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.54%, due 10/20/37	5,524,318
6,923,560	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.54%, due 02/21/38	6,830,784
7,113,272	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.53%, due 06/12/40	6,838,639
673,654	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.75%, due 03/09/36	654,659
593,415	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.61%, due 01/12/37	585,700
5,233,824	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.52%, due 05/21/38	5,100,361

	Total Residential Mortgage-Backed Securities (Australian)	61,061,787

	Residential Mortgage-Backed Securities (European) — 8.3%
8,698,484	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.69%, due 09/20/66	7,306,727
19,937,948	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 01/13/39	18,542,292

3,047,255	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.32%, due 12/20/54	2,904,034
1,634,839	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.75%, due 09/20/44	1,579,255
7,789,626	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.59%, due 12/10/43	6,952,241
3,070,760	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.75%, due 12/21/37	3,026,618
6,047,823	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.89%, due 05/15/34	4,899,946
10,347,875	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.69%, due 11/15/38	7,951,307
6,016,630	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 09/15/39	4,576,249
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.58%, due 07/15/33	26,546,800

	Total Residential Mortgage-Backed Securities (European)	84,285,469

	Residential Mortgage-Backed Securities (United States) — 0.2%
488,224	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	317,346
2,269,789	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	1,974,716

	Total Residential Mortgage-Backed Securities (United States)	2,292,062

	Student Loans — 9.1%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.72%, due 01/25/24	19,792,500
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.55%, due 12/23/19	9,526,944
8,913,888	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.55%, due 04/27/20	8,825,217
22,479,438	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.54%, due 04/27/20	22,451,339
1,797,992	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.50%, due 09/15/22	1,793,497
14,661,395	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR + .00%, 0.47%, due 07/25/17	14,615,651
5,056,719	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.72%, due 01/25/14	5,061,776
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.22%, due 01/25/19	10,886,063

	Total Student Loans	92,952,987

	Time Share — 0.1%
1,469,092	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.24%, due 02/20/20	1,502,835

	Total Asset-Backed Securities	970,969,853

	U.S. Government Agency — 3.0%
12,837,500	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR - .02%, 0.72%, due 02/01/25(a)	12,062,699
10,875,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.89%, due 10/29/26(a)	10,247,809
253,367	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.49%, due 05/01/14(a)	249,727
8,107,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.74%, due 07/01/23(a)	7,685,192

	Total U.S. Government Agency	30,245,427

	TOTAL DEBT OBLIGATIONS (COST $1,395,241,732)	1,001,215,280

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.7%

	Money Market Funds — 1.7%
17,659,814	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02% (b)	17,659,814

	TOTAL SHORT-TERM INVESTMENTS (COST $17,659,814)	17,659,814

TOTAL INVESTMENTS — 99.9% (Cost $1,412,901,546)	1,018,875,094

Other Assets and Liabilities (net) — 0.1%	826,290

TOTAL NET ASSETS — 100.0%	$1,019,701,384

The rates shown on variable rate notes are the current interest rates at May 31, 2012, which are subject to change based on the terms of the security.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC — Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS — Residential Mortgage Backed Security

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

§	These securities were categorized as “high yield” as a result of being rated below investment grade at issuance.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,412,680,469	$4,200,795	$(398,006,170)	$(393,805,375)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2012, the total value of securities held directly for which no alternative pricing source was available represented 7.9% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost ( unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.0% of net assets. The Fund classifies such securities as Level 3 (levels defined below). See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, the Fund directly held material Level 3 holdings in the asset-backed class of investments. The Fund values these investments using unadjusted prices supplied by a third party pricing source as described in the Portfolio Valuation note. There were no other classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices and other debt securities by using an estimated specified spread above the LIBOR rate.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$179,657,673	$791,312,180	$970,969,853
U.S. Government Agency	—	—	30,245,427	30,245,427

TOTAL DEBT OBLIGATIONS	—	179,657,673	821,557,607	1,001,215,280

Short-Term Investments	17,659,814	—	—	17,659,814

Total Investments	17,659,814	179,657,673	821,557,607	1,018,875,094

Total	$17,659,814	$179,657,673	$821,557,607	$1,018,875,094

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs were 80.6% of total net assets.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3 *	Transfer out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations
Asset-Backed Securities	$853,794,387	$—	$(74,349,948)	$40,361	$(152,754)	$11,980,134	$—	$—	$791,312,180	$11,933,397
U.S. Government Agency	30,604,118	—	(438,341)	6,325	868	72,457	—	—	30,245,427	72,457

Total	$884,398,505	$—	$(74,788,289)	$46,686	$(151,886)	$12,052,591	$—	$—	$821,557,607	$12,005,854

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
6,406,663	GMO Short-Duration Collateral Fund	33,378,716

	TOTAL MUTUAL FUNDS (COST $30,702,182)	33,378,716

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
21,105	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02% (a)	21,105

	TOTAL SHORT-TERM INVESTMENTS (COST $21,105)	21,105

	TOTAL INVESTMENTS — 100.1% (Cost $30,723,287)	33,399,821

	Other Assets and Liabilities (net) — (0.1%)	(35,332)

	TOTAL NET ASSETS — 100.0%	$33,364,489

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 31,917,184	$1,482,637	$—	$1,482,637

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Reinvestments	Sales Proceeds	Dividend Income*	Return of Capital*	Distributions of Realized Gains*	Value, end of period
GMO Short-Duration Collateral Fund	$33,067,148	$4,818,808	$147,000	$106,014	$4,712,794	$—	$33,378,716

*	The table above includes estimated sources of all distributions paid by GMO Short-Duration Collateral Fund (“SDCF”) during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by SDCF will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

GMO Short-Duration Collateral Share Fund (the “Fund”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”) and, to a limited extent, in cash and cash equivalents. Shares of SDCF are generally valued at the net asset value.

Typically, SDCF values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for other securities held by SDCF, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2012, the total value of securities held indirectly for which no alternative pricing source was available represented 7.9% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale of official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO Trust represented 4.0% of net assets. SDCF classifies such securities as Level 3 (levels defined below).

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that SDCF calculates its net asset value on any business day, SDCF will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$33,378,716	$—	$—	$33,378,716
Short-Term Investments	21,105	—	—	21,105

Total Investments	33,399,821	—	—	33,399,821

Total	$33,399,821	$—	$—	$33,399,821

SDCF is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of SDCF, please refer to SDCF’s portfolio valuation notes. The aggregate net value of the Fund’s indirect investments (through SDCF) in securities using Level 3 inputs was 80.6% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of selected risks. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.

• Market Risk — Fixed Income Securities — Typically, the market value of SDCF’s fixed income securities will decline during periods of widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent SDCF from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests indirectly in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by SDCF, if any, please refer to SDCF’s Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	DEBT OBLIGATIONS — 3.2%

	U.S. Government Agency — 3.2%
11,981	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.49%, due 05/01/14(a)	11,808
162,483	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	163,603

	Total U.S. Government Agency	175,411

	TOTAL DEBT OBLIGATIONS (COST $174,443)	175,411

	MUTUAL FUNDS — 96.8%

	Affiliated Issuers — 96.8%
231,576	GMO Short-Duration Collateral Fund	1,206,512
9,192	GMO Special Purpose Holding Fund(b)	6,067
166,469	GMO U.S. Treasury Fund	4,161,733

	Total Affiliated Issuers	5,374,312

	TOTAL MUTUAL FUNDS (COST $5,852,813)	5,374,312

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
22,074	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(c)	22,074

	TOTAL SHORT-TERM INVESTMENTS (COST $22,074)	22,074

	TOTAL INVESTMENTS — 100.4% (Cost $6,049,330)	5,571,797

	Other Assets and Liabilities (net) — (0.4%)	(20,829)

	TOTAL NET ASSETS — 100.0%	$5,550,968

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 6,665,611	$7,482	$(1,101,296)	$(1,093,814)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Short-Duration Collateral Fund	$1,380,194	$—	$—	$4,226	$—	$187,866	$1,206,512
GMO Special Purpose Holding Fund	4,596	—	—	—	—	—	6,067
GMO U.S. Treasury Fund	3,999,891	186,842	25,000	841	—	—	4,161,733

Totals	$5,384,681	$186,842	$25,000	$5,067	$—	$187,866	$5,374,312

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

The rates shown on variable rate notes are the current interest rates at May 31, 2012, which are subject to change based on the terms of the security.

Notes to Schedule of Investments:

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2012.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and indirectly for which no alternative pricing was available represented 1.7% of the net assets of the fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.1% of net assets. The underlying funds classify such securities as Level 3 (levels defined below).

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) requires additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, the Fund directly held material Level 3 holdings in the U.S. government agency securities class of investments. The Fund values these investments using unadjusted prices supplied by a third party pricing source as described in the Portfolio Valuation note. There were no other classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: Certain debt securities using quoted prices and certain other debt securities by using an estimated specified spread above the LIBOR rate.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government Agency	$—	$—	$175,411	$175,411

TOTAL DEBT OBLIGATIONS	—	—	175,411	175,411

Mutual Funds	5,368,245	6,067	—	5,374,312
Short-Term Investments	22,074	—	—	22,074

Total Investments	5,390,319	6,067	175,411	5,571,797

Total	$5,390,319	$6,067	$175,411	$5,571,797

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 20.7% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3*	Transfers out of level 3*	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations
U.S. Government Agency	$184,807	$—	$(9,361)	$3	$5	$(43)	$—	$—	$175,411	$(43)

Total	$184,807	$—	$(9,361)	$3	$5	$(43)	$—	$—	$175,411	$(43)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended May 31, 2012, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

Subsequent Events

The board of trustees of GMO Trust has approved the liquidation of the Fund. It is expected that the Fund will be liquidated in 2012.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.0%(a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A(b)(c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A(b)(c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A(b)(c)	—

		—

	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
17,966	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.20%(d)	17,966
17,966	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(d)	17,966

	TOTAL SHORT-TERM INVESTMENTS (COST $35,932)	35,932

	TOTAL INVESTMENTS — 9.8%
	(Cost $35,932)	35,932

	Other Assets and Liabilities (net) — 90.2%	330,722	*

	TOTAL NET ASSETS — 100.0%	$366,654

Notes to Consolidated Schedule of Investments:

*	For details on the composition of the balance see the basis of presentation and principles of consolidation footnote.

(a)	Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.

(b)	Security in default.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2012.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 35,932	$—	$—	$—

Basis of presentation and principles of consolidation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

The accompanying consolidated schedule of investments consists primarily of the Fund and its majority owned investment in units of GMO SPV I, LLC (“SPV”) a special purpose vehicle that holds an interest in liquidating trusts, relating to certain defaulted asset-backed securities (the “NPF securities”) issued by NPF VI, Inc. and NPF XII, Inc.

The Fund has litigation pending against various entities related to the default of certain of the NPF securities. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities as Level 3 (levels defined below).

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Consistent with U.S. GAAP, the Fund valued potential litigation recoveries with respect to the bankruptcy proceedings at zero and interests related to bankruptcy proceedings at zero.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations	$—	$—	$0	*	$0	*
Short-Term Investments	35,932	—	—		35,932

Total Investments	$35,932	$—	$0	*	$35,932

*	Represents an interest in securities that are defaulted and were determined to have a fair value of zero at May 31, 2012 or February 29, 2012.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV). The Fund may be exposed (through the SPV) to the NPF Securities for an indefinite period of time and may experience a substantial loss in the event SPV sells the NPF Securities.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)/Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.3%

	Asset-Backed Securities — 0.3%

	Residential Asset-Backed Securities (United States) ♦— 0.3%
1,952,361	Countrywide Asset-Backed Certificates, Series 06-S9, Class A2, MBIA, 5.51%, due 08/25/36	1,908,433
664,765	Countrywide Asset-Backed Certificates, Series 07-S1, Class A1A, MBIA 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	640,833
39,019	Countrywide Asset-Backed Certificates, Series 07-S2, Class A1, MBIA 1 mo. LIBOR + .14%, 0.38%, due 05/25/37	38,317

	Total Residential Asset-Backed Securities (United States)	2,587,583

	Total Asset-Backed Securities	2,587,583

	TOTAL DEBT OBLIGATIONS (COST $2,564,471)	2,587,583

	MUTUAL FUNDS — 91.9%

	Affiliated Issuers—91.9%
30,441,523	GMO U.S. Treasury Fund	761,038,069

	TOTAL MUTUAL FUNDS (COST $761,134,179)	761,038,069

	SHORT-TERM INVESTMENTS — 6.6%

	Money Market Funds — 6.6%
54,472,824	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	54,472,824

	TOTAL SHORT-TERM INVESTMENTS (COST $54,472,824)	54,472,824

	TOTAL INVESTMENTS — 98.8% (Cost $818,171,474)	818,098,476

	Other Assets and Liabilities (net) — 1.2%	9,825,602

	NET ASSETS — 100.0%	$827,924,078

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †

7/03/12	Royal Bank of Scotland PLC	KRW	179,865,270,000	$152,088,511	$(6,007,006)
6/26/12	Bank of America, N.A.	SGD	46,187,204	35,843,920	(1,154,681)
6/26/12	Brown Brothers Harriman & Co.	SGD	57,416,745	44,558,689	(1,402,652)
6/26/12	Deutsche Bank AG	SGD	104,131,800	80,812,252	(2,558,551)

				$313,303,372	$(11,122,890)

Sales #

6/26/12	Bank of America, N.A.	AUD	151,262,267	$147,044,775	$9,042,758
6/26/12	Bank of New York Mellon	AUD	3,375,022	3,280,920	196,804
6/26/12	Barclays Bank PLC	AUD	3,375,000	3,280,898	194,171
6/26/12	JPMorgan Chase Bank, N.A.	AUD	75,631,133	73,522,387	4,356,050
6/26/12	Bank of America, N.A.	CHF	12,782,051	13,163,771	827,550
6/26/12	Bank of New York Mellon	CHF	12,873,543	13,257,995	813,758
6/26/12	Brown Brothers Harriman & Co.	CHF	4,750,520	4,892,388	292,977
6/26/12	Royal Bank of Scotland PLC	CHF	48,188,202	49,627,281	3,090,945

				$308,070,415	$18,815,013

†	Fund Buys Foreign Currency; Sells USD

#	Fund Sells Foreign Currency; Buys USD

Swap Agreements

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
840,000,000 JPY	10/22/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	$(255,208)
840,000,000 JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	(254,726)
840,000,000 JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	(256,767)
840,000,000 JPY	10/27/2020	Citibank N.A.	(Pay)	0.99%	6 Month JPY BBA LIBOR	(267,632)
2,130,000,000 JPY	11/1/2020	Morgan Stanley Capital Services LLC	(Pay)	1.04%	6 Month JPY BBA LIBOR	(789,584)

						$(1,823,917)

					Premiums to (Pay) Receive	$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.

Forward Starting Dividend Swaps

Notional Amount	Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
686,006 EUR	12/19/2014	12/18/2015	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$10,801
2,020,000 EUR	12/18/2015	12/16/2016	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(112,098)
5,436,000 EUR	12/16/2016	12/15/2017	BNP Paribas	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(1,198,586)

2,072,500 EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(282,845)
2,065,000 EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(273,721)
2,062,500 EUR	12/15/2017	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(270,680)
1,007,000 EUR	12/15/2017	12/21/2018	BNP Paribas	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(329,682)
2,729,225 EUR	12/21/2018	12/20/2019	BNP Paribas	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(896,418)

						$(3,353,229)

					Premiums to (Pay) Receive	$—

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
22,535 USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Industrial and Commercial Bank of China Ltd. - Class H	1 Month Garban Intercapital Federal Funds Effective Rate	$2,065
528,818 USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Industrial and Commercial Bank of China Ltd. - Class H	1 Month Federal Funds Effective Rate minus .40%	48,467
1,430,881 USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Industrial and Commercial Bank of China Ltd. - Class H	1 Month Federal Funds Effective Rate minus .40%	131,142
245,411 USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Evergrande Real Estate Group Common Stock	1 Month Federal Funds Effective Rate minus 16%	10,855
193,633 USD	11/1/2012	Morgan Stanley & Co. International PLC	Return on Industrial and Commercial Bank of China Ltd. - Class H	1 Month Federal Funds Effective Rate minus .40%	17,669
49,846,685 USD	5/16/2013	Goldman Sachs International	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate minus 2.08%	(869,829)
4,469,086 USD	5/16/2013	Goldman Sachs International	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate minus .31%	197,908
19,499,204 USD	5/16/2013	Goldman Sachs International	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate minus .41%	1,104,992
4,400,000 EUR	12/18/2015	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2015 Dividend Future	Appreciation of EURO STOXX 50 December 2015 Dividend Future	(463,688)
8,880,000 EUR	12/16/2016	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2016 Dividend Future	Appreciation of EURO STOXX 50 December 2016 Dividend Future	(1,434,341)

2,585,250 EUR	12/15/2017	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	(712,781)
9,125,000 EUR	12/15/2017	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	(2,083,503)
547,500 EUR	12/21/2018	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(221,952)
789,000 EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(293,051)
275,860 EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(104,484)
904,250 EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(317,249)
2,663,701 EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(836,494)
552,500 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(228,753)
3,037,500 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(1,029,387)
2,937,000 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(905,118)
5,587,500 EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(1,455,979)
881,250 EUR	12/20/2019	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(408,045)

					$(9,851,556)

				Premiums to (Pay) Receive	$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

The rates shown on variable rate notes are the current interest rates at May 31, 2012, which are subject to change based on the terms of the security.

Notes to Schedule of Investments:

BBA — British Banks Association

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

t	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%

Currency Abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

EUR — Euro

JPY — Japanese Yen

KRW — South Korean Won

SGD — Singapore Dollar

USD — Unites States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 818,171,474	$23,112	$(96,110)	$(72,998)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$690,885,151	$70,152,918	$—	$152,918	$—	$761,038,069

*The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from that independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Swap Agreements	0.1%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves, foreign currency rates, forward rates and similar data. Inputs may also include: fair value adjustments provided by an independent pricing service that are applied to foreign equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, to reflect estimated valuation changes through the NYSE close. The Fund also used foreign currency and forward rates.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using quoted prices.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$—	$2,587,583	$2,587,583

TOTAL DEBT OBLIGATIONS	—	—	2,587,583	2,587,583

Mutual Funds	761,038,069	—	—	761,038,069
Short-Term Investments	54,472,824	—	—	54,472,824

Total Investments	815,510,893	—	2,587,583	818,098,476

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	18,815,013	—	18,815,013
Swap Agreements
Equity risk	—	1,523,899	—	1,523,899

Total	$815,510,893	$20,338,912	$2,587,583	$838,437,388

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(11,122,890)	$—	$(11,122,890)
Swap Agreements
Interest rate risk	—	(1,823,917)	—	(1,823,917)
Equity risk	—	(14,728,684)	—	(14,728,684)

Total	$—	$(27,675,491)	$—	$(27,675,491)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.3% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3 *	Transfer out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations
Asset-Backed Securities	$3,543,487	$—	$(1,004,042)	$736	$36,543	$10,859	$—	$—	$2,587,583	$10,859

Total	$3,543,487	$—	$(1,004,042)	$736	$36,543	$10,859	$—	$—	$2,587,583	$10,859

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in particular countries, regions, sectors or companies, or in industries with high positive correlations to one another creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other Risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended May 31, 2012, the Fund used forward currency contracts to adjust exposure to foreign currencies and manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increase in value and would be obligated to pay if that index decreased in value.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to the time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure, its exposure to certain securities markets, and its exposure to certain companies and industries, as well as to hedge some or all of the broad market exposure of the assets in which the Fund invests and manage the duration of the portfolio. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$18,815,013	$—	$—	$—	$18,815,013
Unrealized appreciation on swap agreements	—	—	—	1,523,899	—	1,523,899

Total	$—	$18,815,013	$—	$1,523,899	$—	$20,338,912

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(11,122,890)	$—	$—	$—	$(11,122,890)
Unrealized depreciation on swap agreements	(1,823,917)	—	—	(14,728,684)	—	(16,552,601)

Total	$(1,823,917)	$(11,122,890)	$—	$(14,728,684)	$—	$(27,675,491)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Forward Currency Contracts	Swap Agreements
Average amount outstanding	$643,019,880	$231,045,739

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)/Shares / Principal Amount	Description	Value ($)
	DEBT OBLIGATIONS — 12.9%

	United States — 12.9%

	U.S. Government — 12.9%
77,307,675	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(a)	77,959,997
50,000,000	U.S. Treasury Note, 0.38%, due 09/30/12	50,042,950
33,000,000	U.S. Treasury Note, 1.38%, due 01/15/13	33,246,213
150,000,000	U.S. Treasury Note, 1.75%, due 01/31/14	153,691,350

	Total United States	314,940,510

	TOTAL DEBT OBLIGATIONS (COST $314,871,143)	314,940,510

	MUTUAL FUNDS — 85.1%

	United States — 85.1%

	Affiliated Issuers
9,880,707	GMO Emerging Country Debt Fund, Class IV	92,285,798
105,394,919	GMO Short-Duration Collateral Fund	549,107,529
34,439,243	GMO U.S. Treasury Fund	860,981,079
23,817,449	GMO World Opportunity Overlay Fund	578,764,009

	Total United States	2,081,138,415

	TOTAL MUTUAL FUNDS (COST $2,151,388,677)	2,081,138,415

	Options Purchased — 0.0%

	Options on Interest Rate Swaps — 0.0%
USD 400,000,000	Swaption Call, Expires 05/20/13, Strike 0.77%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 400,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014 (OTC) (CP - Merrill Lynch Capital Services Inc.)	853,200

	TOTAL OPTIONS PURCHASED (COST $320,000)	853,200

	SHORT-TERM INVESTMENTS — 1.2%

	Money Market Funds — 0.1%
1,865,148	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(b)	1,865,148

	U.S. Government — 1.1%
500,000	U.S. Treasury Bill, 0.10%, due 12/13/12(c)	499,736
26,000,000	U.S. Treasury Bill, 0.15%, due 02/07/13(c)	25,972,830

	Total U.S. Government	26,472,566

	TOTAL SHORT-TERM INVESTMENTS (COST $28,336,779)	28,337,714

TOTAL INVESTMENTS — 99.2% (Cost $2,494,916,599)	2,425,269,839

Other Assets and Liabilities (net) — 0.8%	18,599,830

TOTAL NET ASSETS — 100.0%	$2,443,869,669

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Swap Agreements

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000,000 NZD	7/14/2015	Barclays Bank PLC	Receive	4.87%	3 Month NZD Bank Bill Rate	$4,961,291
100,000,000 NZD	7/15/2015	Barclays Bank PLC	Receive	4.86%	3 Month NZD Bank Bill Rate	4,942,027
100,000,000 NZD	7/15/2015	Citibank N.A.	Receive	4.85%	3 Month NZD Bank Bill Rate	4,925,324

						$14,828,642

			Premiums to (Pay) Receive			$—

#	Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CP — Counterparty

OTC — Over-the-Counter

USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(c)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

NZD — New Zealand Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 2,556,753,237	$7,233,666	$(138,717,064)	$(131,483,398)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$94,657,168	$—	$—	$—	$—	$—	$92,285,798
GMO Short-Duration Collateral Fund	628,153,719	—	—	1,923,351	—	85,501,734	549,107,529
GMO U.S. Treasury Fund	775,731,079	170,750,000	85,500,000	172,146	—	—	860,981,079
GMO World Opportunity Overlay Fund	$571,618,774	$—	$—	$—	$—	$—	$578,764,009

Totals	$2,070,160,740	$170,750,000	$85,500,000	$2,095,497	$—	$85,501,734	$2,081,138,415

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 2.8% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and/or indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$236,980,513	$77,959,997	$—	$314,940,510

TOTAL DEBT OBLIGATIONS	236,980,513	77,959,997	—	314,940,510

Mutual Funds	2,081,138,415	—	—	2,081,138,415
Options Purchased	—	853,200	—	853,200
Short-Term Investments	28,337,714	—	—	28,337,714

Total Investments	2,346,456,642	78,813,197	—	2,425,269,839

Derivatives*
Swap Agreements
Interest rate risk	—	14,828,642	—	14,828,642

Total	$2,346,456,642	$93,641,839	$—	$2,440,098,481

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct and/or indirect investments in securities and derivative financial instruments using Level 3 inputs were 24.3% and 0.3% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2012, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2012, the Fund used written option contracts to adjust interest rate exposure. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Futures Contracts	Premiums	Principal Amount of Contracts	Number of Futures Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$(2,150,000,000)	—	$1,384,579
Options written	—	—	—	—	—	—
Options bought back	—	—	—	2,150,000,000	—	(1,384,579)
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	—	$—	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$853,200	$—	$—	$—	$—	$853,200
Unrealized appreciation on swap agreements	14,828,642	—	—	—	—	14,828,642

Total	$15,681,842	$—	$—	$—	$—	$15,681,842

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Futures contracts	Swap agreements	Options
Average amount outstanding	$437,525,225	$793,092,868	$933,333,333

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	Mutual Funds — 99.5%

	AFFILIATED ISSUERS — 99.5%

1,734,201	GMO Alpha Only Fund, Class IV	42,539,940
9,774,433	GMO Currency Hedged International Equity Fund, Class III	199,398,442
1,581,759	GMO Debt Opportunities Fund, Class VI	40,603,765
685,664	GMO Domestic Bond Fund, Class VI	14,776,061
1,373,941	GMO Emerging Country Debt Fund, Class IV	12,832,611
3,308,780	GMO Emerging Markets Fund, Class VI	33,054,709
5,520,681	GMO Flexible Equities Fund, Class VI	91,864,132
7,593,210	GMO International Growth Equity Fund, Class IV	159,988,940
16,870,660	GMO International Intrinsic Value Fund, Class IV	296,586,196
32,528,151	GMO Quality Fund, Class VI	740,015,444
3,753,100	GMO Special Situations Fund, Class VI	100,920,869
9,884,319	GMO Strategic Fixed Income Fund, Class VI	165,760,034
2,541,565	GMO U.S. Core Equity Fund, Class VI	32,532,030
384,516	GMO World Opportunity Overlay Fund	9,343,745

	TOTAL MUTUAL FUNDS (COST $1,824,168,629)	1,940,216,918

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 0.5%

	Asset-Backed Securities — 0.5%

	Auto Financing — 0.0%
113,678	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	113,820

	Business Loans — 0.1%
738,243	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	479,858
590,191	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.54%, due 05/28/39	169,680
262,790	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	232,570
503,417	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	410,214

	Total Business Loans	1,292,322

	CMBS — 0.1%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	553,500
121,252	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	121,252
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	591,000
31,954	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	31,947
261,906	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.80%, due 05/12/39	261,906
218,113	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	209,389

	Total CMBS	1,768,994

	Corporate Collateralized Debt Obligations — 0.1%
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.76%, due 06/20/13	1,070,740

	Credit Cards — 0.0%
525,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	525,819

	Insured Auto Financing — 0.0%
306,700	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	306,698
353,218	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	353,787

	Total Insured Auto Financing	660,485

	Insured Residential Asset-Backed Securities (United States) t — 0.0%
89,694	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	69,065

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
372,022	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 06/15/37	223,213

	Insured Time Share — 0.0%
147,131	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	144,442

	Residential Asset-Backed Securities (United States)t — 0.2%
253,277	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	64,586
408,309	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	56,142
185,470	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	57,496
150,004	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	45,001
164,967	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	122,587
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	730,200
14,370	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	12,951
1,510,139	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	1,159,938
970,187	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	283,780
294,636	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	141,425
198,100	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	164,423

	Total Residential Asset-Backed Securities (United States)	2,838,529

	Residential Mortgage-Backed Securities (Australian) — 0.0%
104,176	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.87%, due 12/08/36	93,238
78,739	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.75%, due 03/09/36	76,518
243,434	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.52%, due 05/21/38	237,226

	Total Residential Mortgage-Backed Securities (Australian)	406,982

	Residential Mortgage-Backed Securities (European) — 0.0%
388,402	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 01/13/39	361,213
459,328	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.89%, due 05/15/34	372,148

	Total Residential Mortgage-Backed Securities (European)	733,361

	Student Loans — 0.0%
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.55%, due 12/23/19	595,434

	Total Asset-Backed Securities	10,443,206

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	151,073

	TOTAL DEBT OBLIGATIONS (COST $10,615,420)	10,594,279

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
27,508	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	27,508

	TOTAL SHORT-TERM INVESTMENTS (COST $27,508)	27,508

	TOTAL INVESTMENTS — 100.0% (Cost $1,834,811,557)	1,950,838,705
	Other Assets and Liabilities (net) — (0.0%)	(72,733)

	TOTAL NET ASSETS — 100.0% $	1,950,765,972

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CMBS — Commercial Mortgage Backed Security

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN — Medium Term Note

t	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,896,632,689	$148,207,804	$(94,001,788)	$54,206,016

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
GMO Alpha Only Fund, Class IV	$19,822,444	$41,354,435	$19,528,277	$—	$—	$—	42,539,940
GMO Currency Hedged International Equity Fund, Class III	212,591,450	2,735,414	—	—	—	—	199,398,442
GMO Debt Opportunities Fund, Class VI	—	40,628,277	—	—	—	—	40,603,765
GMO Domestic Bond Fund, Class VI	17,738,129	—	—	52,238	—	3,094,617	14,776,061
GMO Emerging Country Debt Fund, Class IV	13,063,981	98,890	—	—	—	—	12,832,611
GMO Emerging Markets Fund, Class VI	39,335,795	484,124	—	—	—	—	33,054,709
GMO Flexible Equities Fund, Class VI	106,384,382	1,331,223	3,402,174	—	—	—	91,864,132
GMO International Growth Equity Fund, Class IV	177,498,869	2,223,982	7,159,406	—	—	—	159,988,940
GMO International Intrinsic Value Fund, Class IV	338,612,379	12,289,186	8,647,100	—	—	—	296,586,196
GMO Quality Fund, Class VI	764,618,261	14,632,228	17,746,991	4,554,310	—	—	740,015,444
GMO Special Situations Fund, Class VI	98,200,349	1,598,767	—	—	—	—	100,920,869
GMO Strategic Fixed Income Fund, Class VI	180,657,308	2,147,302	21,100,000	—	—	—	165,760,034
GMO U.S. Core Equity Fund, Class VI	32,523,995	584,285	—	151,763	—	—	32,532,030
GMO World Opportunity Overlay Fund	9,228,390	—	—	—	—	—	9,343,745

Totals	$2,010,275,732	$120,108,113	$77,583,948	$4,758,311	$—	$3,094,617	$1,940,216,918

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The Fund and the underlying funds classify such securities as Level 3 (levels defined below).

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	42.6%
Futures Contracts	(0.3)%
Swap Agreements	0.1%

Typically, the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of May 31, 2012, the total value of securities held directly and/or indirectly for which no alternative pricing source was available represented 0.6% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value technique on Level 3 investments: the Fund valued certain debt securities using quoted prices.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,940,216,918	$—	$—	$1,940,216,918
Debt Obligations
Asset-Backed Securities	—	420,518	10,022,688	10,443,206
Corporate Debt	—	151,073	—	151,073

TOTAL DEBT OBLIGATIONS	—	571,591	10,022,688	10,594,279

Short-Term Investments	27,508	—	—	27,508

Total Investments	1,940,244,426	571,591	10,022,688	1,950,838,705

Total	$1,940,244,426	$571,591	$10,022,688	$1,950,838,705

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and/or indirect) in securities and derivative financial instruments using Level 3 inputs were 5.1% and 0.1% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3 *	Transfers out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations Asset-Backed Securities	$10,503,867	$—	$(553,551)	$107,515	$119,115	$(154,258)	$—	$—	$10,022,688	$(154,258)

Total	$10,503,867	$—	$(553,551)	$107,515	$119,115	$(154,258)	$—	$—	$10,022,688	$(154,258)

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%

	Taiwan — 95.5%
271,000	Arima Communications Corp *	158,584
217,220	Asia Cement Corp	258,806
265,323	Asustek Computer Inc	2,654,767
2,278,000	AU Optronics Corp	923,017
34,448	Catcher Technology Co Ltd	218,417
186,755	China Life Insurance Co Ltd	171,336
182,650	China Petrochemical Development Corp	153,035
263,938	China Steel Corp	247,568
421,104	Chinatrust Financial Holding Co Ltd	234,506
1,826,612	Chunghwa Telecom Co Ltd	5,510,770
351,000	Compal Communications Inc	427,280
2,743,486	Compal Electronics Inc	2,828,182
7,952	Compeq Manufacturing Co Ltd *	3,151
13,000	Dynapack International Technology Corp	67,131
1,454,000	E Ink Holdings Inc	1,539,233
141,000	Elan Microelectronics Corp	183,744
2,373,767	Far Eastone Telecommunications Co Ltd	5,274,290
5,647	First Financial Holding Co Ltd	3,297
157,000	Flexium Interconnect Inc	614,324
53,000	Formosa Chemicals & Fibre Co	140,118
10,605	Formosa Petrochemical Corp	28,926
227,000	Fubon Financial Holding Co Ltd	224,798
18,655	Genesis Photonics Inc *	19,020
56,531	Gintech Energy Corp	71,259
502,000	Grand Pacific Petrochemical Corp	204,880
146,000	Highwealth Construction Corp	234,392
2,416,936	Hon Hai Precision Industry Co Ltd	7,072,186
26,228	HTC Corp	377,055
2,039,000	Innolux Display Corp *	856,195
2,000	Largan Precision Co Ltd	37,731
1,734,852	Lite-On Technology Corp	2,218,375
2,858,000	Macronix International Co Ltd	823,540
5,000	MediaTek Inc	44,166
361,180	Mega Financial Holding Co Ltd	250,760
112,180	Nan Ya Plastics Corp	196,613
257,000	Neo Solar Power Corp *	199,336
229,995	Novatek Microelectronics Corp Ltd	681,771
102,000	Phison Electronics Corp	750,976
1,029,425	Powertech Technology Inc	1,992,385
1,596,856	Quanta Computer Inc	4,167,010
192,000	Ruentex Development Co Ltd	280,949
62,000	Senao International Co Ltd	228,147
3,593,844	Taishin Financial Holding Co Ltd	1,345,321
213,000	Taiwan Cement Corp	240,143
9,350	Taiwan Glass Industrial Corp	8,736
896,158	Taiwan Mobile Co Ltd	2,838,355
2,556,190	Taiwan Semiconductor Manufacturing Co Ltd	7,093,887
15,710	TPK Holding Co Ltd *	233,757
29,400	TSRC Corp	71,637
3,879,000	United Microelectronics Corp	1,685,291
58,500	United Microelectronics Corp Sponsored ADR	123,435
1,735,060	Wistron Corp	2,198,917

	2,968,195	Ya Hsin Industrial Co Ltd * (a)(b)	—
	840,152	Yungtay Engineering Co Ltd	1,344,672

		Total Taiwan	59,756,177

		TOTAL COMMON STOCKS (COST $62,293,120)	59,756,177

		INVESTMENT FUNDS — 3.8%

		United States — 3.8%
	197,419	iShares MSCI Taiwan Index Fund (c)	2,382,847

		TOTAL INVESTMENT FUNDS (COST $2,501,413)	2,382,847

		MUTUAL FUNDS — 0.8%

		United States — 0.8%

		Affiliated Issuers — 0.8%
	20,002	GMO U.S. Treasury Fund	500,056

		TOTAL MUTUAL FUNDS (COST $500,056)	500,056

Par Value
		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
USD	48,754	Bank of New York Mellon (New York) Time Deposit, 0.03%, due 06/01/12	48,754
USD	80,000	Citibank (New York) Time Deposit, 0.03%, due 06/01/12	80,000

		Total Time Deposits	128,754

		TOTAL SHORT-TERM INVESTMENTS (COST $128,754)	128,754

		TOTAL INVESTMENTS — 100.3% (Cost $65,423,343)	62,767,834

		Other Assets and Liabilities (net) — (0.3%)	(201,461)

		TOTAL NET ASSETS — 100.0%	$62,566,373

Notes to Schedule of Investments:

ADR — American Depositary Receipt

MSCI — Morgan Stanley Capital International

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

(c)

Represents an investment to equitize cash in the iShares® MSCI Taiwan Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Taiwan Index Fund prospectus states that the fund invests in the Taiwanese market and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index. iShares® is a registered trademark of BlackRock.

Currency Abbreviations:

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 67,212,107	$4,887,147	$(9,331,420)	$(4,444,273)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$1,500,036	$9,379,229	$10,379,209	$128	$—	$500,056

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of May 31, 2012, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities as Level 3 (levels defined below). See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from that independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	95.3%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments, including the following: The Fund deemed certain bankrupt securities to be near worthless.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Taiwan	$123,435	$59,632,742	$0	*	$59,756,177

TOTAL COMMON STOCKS	123,435	59,632,742	0		59,756,177

Investment Funds
United States	2,382,847	—	—		2,382,847

TOTAL INVESTMENT FUNDS	2,382,847	—	—		2,382,847

Mutual Funds
United States	500,056	—	—		500,056

TOTAL MUTUAL FUNDS	500,056	—	—		500,056

Short-Term Investments	128,754	—	—		128,754

Total Investments	3,135,092	59,632,742	0		62,767,834

Total	$3,135,092	$59,632,742	$0		$62,767,834

*	Represents an interest in securities that were determined to have a fair value of zero as of May 31, 2012.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940s Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries. Certain characteristics of Taiwan’s economy and geographic location also subject the Fund to risks. For example, Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which, like emerging market economies, often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Currency devaluations in any one country can have a significant effect on the entire region. Political and social unrest in Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets. All of these risks could reduce the value of an investment in Taiwan Fund.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments tied economically to Taiwan, creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%

	Australia — 4.3%
17,109	BHP Billiton Ltd	527,389
849,994	BlueScope Steel Ltd*	285,123
4,612	Campbell Brothers Ltd	260,906
17,329	Commonwealth Bank of Australia	833,694
484,938	Dexus Property Group (REIT)	443,392
314,641	Goodman Fielder Ltd	181,271
101,494	Goodman Group (REIT)	333,907
343,612	GPT Group (REIT)	1,085,557
43,058	Iluka Resources Ltd	560,749
18,445	Macquarie Group Ltd	483,592
380,121	Mirvac Group (REIT)	455,420
326,548	OneSteel Ltd	335,122
262,358	QBE Insurance Group Ltd	3,159,318
7,458	Rio Tinto Ltd	412,841
281,411	Stockland (REIT)	873,107
107,880	TABCORP Holdings Ltd	304,513
101,627	Tatts Group Ltd	259,276
1,412,142	Telstra Corp Ltd	4,885,688
35,380	Wesfarmers Ltd	1,005,427
100,610	Westpac Banking Corp	1,985,620

	Total Australia	18,671,912

	Austria — 0.6%
8,935	Andritz AG	473,686
88,088	Immofinanz AG (Entitlement Shares)*	—
42,691	OMV AG	1,164,907
14,501	Raiffeisen International Bank Holding	400,356
27,079	Voestalpine AG	679,682

	Total Austria	2,718,631

	Belgium — 1.1%
379,668	Ageas	602,915
35,382	Anheuser-Busch InBev NV	2,393,937
34,388	Belgacom SA	906,819
6,614	Colruyt SA	265,630
3,768	Delhaize Group	137,164
13,051	KBC Groep NV	201,116
6,642	Mobistar SA	196,938

	Total Belgium	4,704,519

	Canada — 3.2%
9,300	Alimentation Couche Tard Inc	367,822
6,900	Bank of Montreal	368,967
24,500	BCE Inc	977,770
52,600	Canadian Natural Resources Ltd	1,510,496
20,000	Canadian Oil Sands Ltd	389,021
6,100	Canadian Tire Corp Ltd	397,001
16,800	Canadian National Railway Co	1,373,799
52,000	Enbridge Inc	2,054,626
53,500	Encana Corp	1,069,119
35,400	First Quantum Minerals Ltd	620,018
36,100	Husky Energy Inc	814,727
56,100	Manulife Financial Corp	604,534
10,100	Metro Inc Class A	498,815
15,300	Research In Motion Ltd*	158,503

13,800	Royal Bank of Canada	688,764
15,700	Shoppers Drug Mart Corp	626,419
61,700	Sun Life Financial Inc	1,273,606
5,500	Valeant Pharmaceuticals International Inc*	268,756

	Total Canada	14,062,763

	Denmark — 0.6%
18,014	Novo-Nordisk A/S Class B	2,408,146

	Finland — 0.3%
7,256	Nokian Renkaat Oyj	273,493
454,835	Nokia Oyj	1,194,342

	Total Finland	1,467,835

	France — 11.0%
48,982	Air France–KLM*	206,442
8,412	ArcelorMittal	116,779
6,500	Arkema	429,068
846	Artprice.com*	25,844
29,497	AXA	332,736
13,223	BNP Paribas	423,693
18,519	Carrefour SA	319,797
12,581	Dassault Systemes SA	1,145,597
12,316	Essilor International SA	1,052,995
1,613	Esso SAF	105,591
60,554	European Aeronautic Defense and Space Co NV	2,031,368
5,552	Eutelsat Communications	145,653
66,204	France Telecom SA	831,484
16,002	GDF Suez VVPR Strip*	20
12,851	Lagardere SCA	304,645
5,065	LVMH Moet Hennessy Louis Vuitton SA	749,722
4,045	NYSE Euronext	98,660
44,053	PagesJaunes Groupe	98,613
5,385	Pernod-Ricard SA	525,955
40,575	Peugeot SA	401,569
2,966	PPR	422,446
4,589	Publicis Groupe SA	212,755
48,052	Renault SA	2,019,571
4,817	Safran SA	165,872
221,317	Sanofi	15,075,484
12,280	SES SA Class A FDR	274,971
24,984	Societe Generale*	498,995
7,719	Technip SA	706,824
388,977	Total SA	16,764,527
3,144	Unibail-Rodamco SE (REIT)	520,394
74,910	Vivendi SA	1,212,644
8,171	Zodiac Aerospace	797,293

	Total France	48,018,007

	Germany — 6.0%
16,460	Adidas AG	1,229,098
17,719	Aurubis AG	811,864
10,716	BASF AG	752,042
13,508	Bayerische Motoren Werke AG	1,026,041
9,725	Beiersdorf AG	614,308
5,042	Bilfinger & Berger SE	390,873
15,648	Celesio AG	216,394
140,525	Commerzbank AG*	233,561
3,285	Continental AG	275,042

41,103	Deutsche Lufthansa AG (Registered)	432,960
11,291	Deutsche Bank AG (Registered)*	409,285
28,692	Deutsche Post AG (Registered)	475,631
5,777	Duerr AG	325,894
427,908	E.ON AG	7,847,783
1,480	Fraport AG	75,085
17,338	Freenet AG	239,119
11,537	Fresenius SE & Co KGaA	1,091,727
8,786	Fresenius Medical Care AG & Co	583,240
24,890	GEA Group AG	636,272
5,809	HeidelbergCement AG	254,248
8,503	Kabel Deutschland Holding AG*	483,869
8,577	Leoni AG	352,609
5,421	Merck KGaA	502,901
5,098	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	634,053
76,325	RWE AG	2,796,460
13,513	Salzgitter AG	579,715
38,280	SAP AG	2,196,489
29,341	Suedzucker AG	892,061

	Total Germany	26,358,624

	Greece — 0.1%
41,955	Alpha Bank A.E.*	45,878
38,131	National Bank of Greece SA*	47,162
74,537	OPAP SA*	396,970
23,551	Public Power Corp SA	38,446

	Total Greece	528,456

	Hong Kong — 1.1%
215,900	CLP Holdings Ltd	1,761,703
225,510	Esprit Holdings Ltd	362,738
265,800	Hong Kong & China Gas	625,155
514,000	Pacific Basin Shipping Ltd	228,012
160,500	Power Assets Holdings Ltd	1,119,327
29,050	Swire Properties Ltd	77,476
26,000	Swire Pacific Ltd	279,951
142,500	Yue Yuen Industrial Holdings	444,526

	Total Hong Kong	4,898,888

	Ireland — 1.0%
645,510	Bank of Ireland*	71,222
57,269	C&C Group Plc	242,943
77,244	CRH Plc	1,307,173
14,020	DCC Plc	329,589
23,489	Elan Corp Plc*	330,879
22,267	Kerry Group Plc Class A	960,132
13,868	Paddy Power Plc	892,089
28,048	Smurfit Kappa Group Plc	176,815

	Total Ireland	4,310,842

	Italy — 4.7%
17,641	Azimut Holding SPA	164,003
1,349,433	Banca Monte dei Paschi di Siena SPA*	338,305
820,448	Banca Popolare di Milano SCARL*	312,980
186,625	Banco Popolare Scarl*	208,172
60,607	Campari	386,495
7,433	Danieli & Co SPA-RSP	89,744
1,658,524	Enel SPA	4,730,241
390,308	ENI SPA	7,519,034

12,403	Exor SPA*	265,991
35,600	Fiat Industrial SPA	359,672
110,045	Finmeccanica SPA*	367,750
83,407	Fondiaria–Sai SPA*	100,877
104,310	Intesa Sanpaolo SPA-Di RISP*	110,018
11,703	Luxottica Group SPA	378,777
81,590	Mediolanum SPA	237,345
93,823	Pirelli & C SPA	934,420
28,435	Recordati SPA	186,771
19,778	Snam Rete Gas SPA	80,010
1,987,993	Telecom Italia SPA	1,642,626
1,691,774	Telecom Italia SPA-Di RISP	1,155,667
172,893	Terna SPA	578,510
3,659	Tod’s SPA	361,848

	Total Italy	20,509,256

	Japan — 25.4%
172	Accordia Golf Co Ltd	105,518
150	Advance Residence Investment Corp (REIT)	276,574
181,900	Aeon Co Ltd	2,204,248
30,000	Ajinomoto Co Inc	404,494
10,600	Alfresa Holdings Corp	513,241
53,700	Alps Electric Co Ltd	397,911
64,000	Anritsu Corp	685,779
46,600	Asahi Breweries Ltd	995,036
52,700	Astellas Pharma Inc	2,069,504
46,400	Bridgestone Corp	989,537
5,600	Capcom	107,789
74	Central Japan Railway Co	601,947
205,000	Cosmo Oil Co Ltd	517,577
23,900	Credit Saison Co Ltd	455,811
55,000	Daiei Inc*	136,079
12,000	Daihatsu Motor Co Ltd	205,960
239,000	Daikyo Inc	524,944
36,400	Daito Trust Construction Co Ltd	3,204,538
24,400	Dena Co Ltd	508,668
6,000	Don Quijote Co Ltd	215,322
13,500	East Japan Railway Co	802,687
50,300	Edion Corp	266,495
36,600	Eisai Co Ltd	1,492,544
22,600	Electric Power Development Co Ltd	584,789
7,600	Fast Retailing Co Ltd	1,692,623
178,000	Fuji Electric Co Ltd	412,765
60,000	Fuji Heavy Industries Ltd	459,335
17,900	Fuji Oil Co Ltd	229,707
16,700	Gree Inc	267,443
66,000	Hanwa Co Ltd	243,761
571,000	Haseko Corp*	370,600
23,600	Hosiden Corp	142,246
3,000	Idemitsu Kosan Co Ltd	271,249
100	INPEX Corp	577,305
165,000	Isuzu Motors Ltd	879,282
252,000	Itochu Corp	2,756,315
368	Japan Retail Fund Investment Corp (REIT)	579,599
361	Japan Tobacco Inc	2,008,707
67,000	JFE Holdings Inc	1,082,568
20,000	JGC Corp	547,935
544,000	JX Holdings Inc	2,758,021
32,460	K’s Holdings Corp	813,928

486,000	Kajima Corp	1,270,372
52,000	Kamigumi Co Ltd	403,560
56,100	Kao Corp	1,449,076
236,000	Kawasaki Kisen Kaisha Ltd*	433,479
632	KDDI Corp	3,902,431
42,000	Kinugawa Rubber Industrial Co Ltd	262,665
375,000	Kobe Steel Ltd	448,301
6,200	Kohnan Shoji Co Ltd	79,731
13,900	Konami Corp	292,523
13,000	Kyudenko Corp	75,902
20,900	Lawson Inc	1,464,137
131,400	Leopalace21 Corp*	355,389
272,000	Marubeni Corp	1,736,445
473,000	Mazda Motor Corp*	600,171
73,100	Medipal Holdings Corp	926,026
255,000	Mitsubishi Chemical Holdings Corp	1,122,923
115,400	Mitsubishi Corp	2,251,783
14,220	Mitsubishi UFJ Lease & Finance Co Ltd	532,388
48,100	Mitsui & Co Ltd	676,045
296,000	Mitsui Mining & Smelting Co Ltd	670,237
198,000	Mitsui OSK Lines Ltd	695,656
1,210,700	Mizuho Financial Group Inc	1,768,912
16,100	Nagase & Co	187,377
52,800	Namco Bandai Holdings Inc	640,641
49,800	Net One Systems Co Ltd	686,713
23,400	Nikon Corp	648,735
6,900	Nintendo Co Ltd	798,792
52,500	Nippon Coke & Engineering Co Ltd	65,440
38,000	Nippon Corp	355,588
143,000	Nippon Light Metal Co Ltd	191,193
40,900	Nippon Paper Group Inc	630,098
401,000	Nippon Steel Corp	897,281
119,100	Nippon Telegraph & Telephone Corp	5,127,818
319,000	Nippon Yusen Kabushiki Kaisha	850,770
41,100	Nipro Corp	235,634
61,000	Nisshin Steel Co Ltd	75,306
24,000	Nisshinbo Holdings Inc	191,518
11,350	Nitori Holdings Co Ltd	1,025,189
14,300	Nitto Denko Corp	577,127
1,134	NTT Docomo Inc	1,809,118
186,000	Obayashi Corp	720,665
31,000	Odakyu Electric Railway Co Ltd	281,187
41,000	OJI Paper Co Ltd	154,921
10,900	Ono Pharmaceutical Co Ltd	615,037
4,100	Oriental Land Co Ltd	447,275
1,910	ORIX Corp	164,795
133,000	Osaka Gas Co Ltd	521,016
31,000	Pacific Metals Co Ltd	124,769
195,500	Penta Ocean Construction Co Ltd	439,070
17,120	Point Inc	615,815
727,300	Resona Holdings Inc	2,735,823
32,000	Ricoh Company Ltd	231,766
80,100	Round One Corp	421,889
14,200	Ryohin Keikaku Co Ltd	726,081
7,600	Ryosan Co	139,507
22,700	Sankyo Co Ltd	1,092,623
5,400	Sanrio Co Ltd	174,555
41,800	Sapporo Hokuyo Holdings Inc	120,297
30,500	Sega Sammy Holdings Inc	541,844
35,100	Seven & I Holdings Co Ltd	1,055,393

4,600	Shimamura Co Ltd	521,396
30,000	Shizuoka Bank Ltd (The)	292,507
387,100	Sojitz Corp	610,871
199,000	Sumitomo Light Metal Industries Ltd	200,199
278,900	Sumitomo Corp	3,739,243
21,000	Sumitomo Metal Mining Co Ltd	236,546
35,100	Sumitomo Mitsui Financial Group Inc	1,022,693
12,500	Suzuken Co Ltd	388,607
151,000	SxL Corp*	275,965
592,000	Taiheiyo Cement Co Ltd	1,199,513
443,000	Taisei Corp	1,078,650
139,600	Takeda Pharmaceutical Co Ltd	5,834,528
40,000	Tobu Railway Co Ltd	195,984
103,200	Tokyo Electric Power Co Inc (The)*	207,998
131,000	Tokyo Tatemono Co Ltd*	420,853
69,000	TonenGeneral Sekiyu KK	627,881
53,000	Toray Industries Inc	353,787
150,000	Tosoh Corp	379,217
67,700	Toyota Motor Corp	2,601,697
79,700	Toyota Tsusho Corp	1,467,700
19,300	Unicharm Corp	1,042,848
95,200	UNY Co Ltd	990,084
8,360	USS Co Ltd	846,853
20,200	West Japan Railway Co	792,312
2,471	Yahoo Japan Corp	718,234
49,460	Yamada Denki Co Ltd	2,476,064
9,900	Yamato Holdings Co Ltd	153,756
12,000	Zeon Corp	91,912

	Total Japan	110,865,097

	Malta — 0.0%
1,718,063	BGP Holdings Plc*	—

	Netherlands — 1.5%
241,035	Aegon NV	1,017,543
31,932	ASML Holding NV	1,463,025
11,201	CSM NV	186,209
15,747	Delta Lloyd NV	194,967
2,062	Heineken Holding NV	83,423
158,345	ING Groep NV*	916,169
32,472	Koninklijke Ahold NV	381,583
60,758	Koninklijke BAM Groep NV	153,495
69,705	SNS REAAL NV*	97,541
72,052	Unilever NV	2,263,534

	Total Netherlands	6,757,489

	New Zealand — 0.6%
168,399	Chorus Ltd*	413,524
96,274	Fletcher Building Ltd	456,252
805,454	Telecom Corp of New Zealand	1,569,123

	Total New Zealand	2,438,899

	Norway — 0.1%
17,754	Statoil ASA	402,297

	Portugal — 0.4%
203,476	Banco Espirito Santo SA*	114,826
441,787	EDP - Energias de Portugal SA	917,461

29,353	Jeronimo Martins SGPS SA	521,169

	Total Portugal	1,553,456

	Singapore — 1.7%
208,000	CapitaCommercial Trust (REIT)	198,069
462,000	Ezra Holdings Ltd*	338,762
3,889,000	Golden Agri-Resources Ltd	1,954,743
198,000	Ho Bee Investment Ltd	171,462
370,200	Jaya Holdings Ltd*	175,441
30,400	Keppel Corp Ltd	234,680
31,000	SembCorp Marine Ltd	107,128
128,000	Singapore Exchange Ltd	612,124
250,000	Singapore Press Holdings Ltd	732,513
998,670	Singapore Telecommunications	2,396,445
2	Suntec Real Estate Investment Trust (REIT)	2
341,067	Swiber Holdings Ltd*	140,589
34,000	Venture Corp Ltd	209,815
355,000	Yangzijiang Shipbuilding Holdings Ltd	283,427

	Total Singapore	7,555,200

	Spain — 4.6%
8,206	Abengoa SA	92,946
181,154	Banco Bilbao Vizcaya Argentaria SA	1,034,719
329,091	Banco Popular Espanol SA	665,122
666,165	Banco Santander SA	3,548,621
85,433	Distribuidora Internacional de Alimentacion SA*	374,589
35,010	Ferrovial SA	332,301
25,153	Fomento de Construcciones y Contratas SA	317,773
148,083	Gas Natural SDG SA	1,609,504
36,407	Grifols SA*	826,439
3,640	Grifols SA Class B*	61,850
453,571	Iberdrola SA	1,726,989
22,039	Inditex SA	1,823,200
135,765	Mapfre SA	263,677
83,528	Repsol YPF SA	1,253,973
533,879	Telefonica SA	5,942,721

	Total Spain	19,874,424

	Sweden — 0.5%
11,946	Atlas Copco AB Class A	241,944
51,797	Investor AB B Shares	907,479
39,276	Swedbank AB Class A	561,326
14,190	Swedish Match AB	537,770

	Total Sweden	2,248,519

	Switzerland — 4.2%
103,008	Nestle SA (Registered)	5,845,132
123,475	Novartis AG (Registered)	6,432,769
36,781	Roche Holding AG (Non Voting)	5,756,218
1,817	Zurich Financial Services AG*	373,490

	Total Switzerland	18,407,609

	United Kingdom — 23.3%
47,044	3i Group Plc	127,138
15,808	Admiral Group Plc	253,358
38,511	Aggreko Plc	1,309,351
79,832	Amlin Plc	392,261
34,332	ARM Holdings Plc	268,635

14,809	Associated British Foods Plc	271,401
350,183	AstraZeneca Plc	14,145,683
149,674	Aviva Plc	607,475
888,434	BAE Systems Plc	3,754,194
141,055	Balfour Beatty Plc	593,405
1,616,383	Barclays Plc	4,434,735
1,108,825	BP Plc	6,740,543
112,386	British American Tobacco Plc	5,311,980
828,858	BT Group Plc	2,636,914
34,490	Bunzl Plc	544,659
68,624	Burberry Group Plc	1,452,057
197,295	Cobham Plc	682,032
26,105	Cookson Group Plc	253,491
13,123	Croda International Plc	454,602
143,403	Diageo Plc	3,416,762
112,140	Drax Group Plc	947,967
39,578	Experian Plc	553,717
168,965	FirstGroup Plc	549,820
538,330	GlaxoSmithKline Plc	11,928,887
460,268	Home Retail Group Plc	556,043
11,277	IMI Plc	154,562
37,280	Imperial Tobacco Group Plc	1,348,654
92,859	Inchcape Plc	451,023
19,345	Intertek Group Plc	790,807
5,516	Johnson Matthey Plc	185,709
879,758	Legal & General Group Plc	1,503,410
3,640,711	Lloyds Banking Group Plc*	1,433,077
49,343	Next Plc	2,307,571
79,177	Old Mutual Plc	173,494
34,190	Pearson Plc	601,039
13,152	Petrofac Ltd	315,672
73,655	Premier Foods Plc*	123,960
213,300	Punch Taverns Plc*	27,225
4,521	Randgold Resources Ltd	360,448
80,417	Rio Tinto Plc	3,459,820
149,431	Rolls-Royce Holdings Plc*	1,899,705
13,494,754	Rolls-Royce Holdings Plc-Class C*	20,798
87,008	Royal Dutch Shell Group Class A (Amsterdam)	2,698,030
30,535	Royal Dutch Shell Plc A Shares (London)	949,113
146,666	Royal Dutch Shell Plc B Shares (London)	4,714,446
1,163,384	Royal Bank of Scotland Group Plc*	360,579
17,375	SABMiller Plc	642,148
156,433	Sage Group Plc (The)	620,168
45,807	Scottish & Southern Energy Plc	935,712
38,561	Shire Plc	1,087,526
186,750	Spirit Pub Co Plc	146,886
68,729	Tate & Lyle Plc	713,035
686,756	Thomas Cook Group Plc	199,840
11,954	Travis Perkins Plc	171,738
198,827	TUI Travel Plc	505,631
2,832,934	Vodafone Group Plc	7,555,388
15,141	Weir Group Plc (The)	362,235
204,479	William Hill Plc	854,532
52,807	WM Morrison Supermarkets Plc	225,206
24,845	Wolseley Plc	848,225
54,243	WPP Plc	649,415

	Total United Kingdom	101,583,937

	TOTAL COMMON STOCKS (COST $436,323,556)	420,344,806

		PREFERRED STOCKS — 0.6%

		Germany — 0.6%
	4,880	Henkel AG & Co KGaA 1.54%	318,803
	6,211	Hugo Boss AG 3.82%	606,450
	32,500	Porsche Automobil Holding SE 1.89%	1,674,382

		Total Germany	2,599,635

		TOTAL PREFERRED STOCKS (COST $2,636,714)	2,599,635

		RIGHTS/WARRANTS — 0.1%

		Italy — 0.0%
	35,600	Fiat Industrial SPA Rights, Expires 06/20/12*	1
	35,600	Fiat Industrial SPA Rights, Expires 06/20/12*	1

		Total Italy	2

		Spain — 0.1%
	148,083	Gas Natural SDG SA Rights, Expires 06/13/12*	85,327
	533,879	Telefonica SA Rights, Expires 06/01/12*	155,133

		Total Spain	240,460

		TOTAL RIGHTS/WARRANTS (COST $920,394)	240,462

		MUTUAL FUNDS — 1.8%

		United States — 1.8%

		Affiliated Issuers
	322,024	GMO U.S. Treasury Fund	8,050,602

		TOTAL MUTUAL FUNDS (COST $8,050,602)	8,050,602

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
USD	2,116,517	Bank of America (Charlotte) Time Deposit, 0.03%, due 06/01/12	2,116,517
AUD	57,749	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.97%, due 06/01/12	56,253
CHF	9,269	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,543
DKK	57,355	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	9,544
GBP	31,495	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 06/01/12	48,541
HKD	77,635	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/01/12	10,002
NZD	12,864	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 06/01/12	9,695
SEK	196,717	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.65%, due 06/01/12	27,079
JPY	12,000,050	Citibank (New York) Time Deposit, 0.01%, due 06/01/12	153,140
EUR	312,481	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/01/12	386,383
CAD	23,861	JPMorgan Chase (New York) Time Deposit, 0.24%, due 06/01/12	23,102
NOK	145,119	JPMorgan Chase (New York) Time Deposit, 0.65%, due 06/01/12	23,732
SGD	76,315	JPMorgan Chase (New York) Time Deposit, 0.01%, due 06/01/12	59,223

		Total Time Deposits	2,932,754

		TOTAL SHORT-TERM INVESTMENTS (COST $2,932,754)	2,932,754

TOTAL INVESTMENTS — 99.4% (Cost $450,864,020)	434,168,259

Other Assets and Liabilities (net) — 0.6%	2,401,743

TOTAL NET ASSETS — 100.0%	$436,570,002

Notes to Schedule of Investments:

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 453,888,590	$40,503,231	$(60,223,562)	$(19,720,331)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$8,513,601	$10,673,000	$11,136,000	$1,772	$—	$8,050,602

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.0%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, there were no classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as fair value adjustments provided by an independent pricing service that are applied to equity securities, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives, if any, to reflect estimated valuation changes through the NYSE close.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value technique on Level 3 investments: With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$18,671,912	$—		$18,671,912
Austria	—	2,718,631	0	*	2,718,631
Belgium	—	4,704,519	—		4,704,519
Canada	14,062,763	—	—		14,062,763
Denmark	—	2,408,146	—		2,408,146
Finland	—	1,467,835	—		1,467,835
France	—	48,017,987	20		48,018,007
Germany	—	26,358,624	—		26,358,624
Greece	—	528,456	—		528,456
Hong Kong	77,476	4,821,412	—		4,898,888
Ireland	—	4,310,842	—		4,310,842
Italy	—	20,509,256	—		20,509,256
Japan	—	110,865,097	—		110,865,097
Malta	—	—	0	*	0	*
Netherlands	—	6,757,489	—		6,757,489
New Zealand	—	2,438,899	—		2,438,899
Norway	—	402,297	—		402,297
Portugal	—	1,553,456	—		1,553,456
Singapore	—	7,555,200	—		7,555,200
Spain	—	19,874,424	—		19,874,424
Sweden	—	2,248,519	—		2,248,519
Switzerland	—	18,407,609	—		18,407,609
United Kingdom	2,698,030	98,865,109	20,798		101,583,937

TOTAL COMMON STOCKS	16,838,269	403,485,719	20,818		420,344,806

Preferred Stocks
Germany	—	2,599,635	—		2,599,635

TOTAL PREFERRED STOCKS	—	2,599,635	—		2,599,635

Rights/Warrants
Italy	—	—	2		2
Spain	—	240,460	—		240,460

TOTAL RIGHTS/WARRANTS	—	240,460	2		240,462

Mutual Funds
United States	8,050,602	—	—		8,050,602

TOTAL MUTUAL FUNDS	8,050,602	—	—		8,050,602

Short-Term Investments
Time Deposits	2,932,754	—	—		2,932,754

Total Short-Term Investments	2,932,754	—	—		2,932,754

Total Investments	27,821,625	406,325,814	20,820		434,168,259

Total	$27,821,625	$406,325,814	$20,820		$434,168,259

*	Represents an interest in securities that were determined to have a value of zero as of May 31, 2012.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)		Transfer into level 3*	Transfer out of level 3*	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Common Stocks
France	$21	$—	$—	$—	$—	$(1)		$—	$—	$20	$(1)
United Kingdom	—	—	—	—	—	20,798	**	—	—	20,798	20,798
Rights/Warrants
Italy	—	1	—	—	—	1		—	—	2	1

Total	$21	$1	$—	$—	$—	$20,798		$—	$—	$20,820	$20,798

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	The Fund received this Level 3 security as a result of a corporate action.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and you may incur tax liabilities that exceed your economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, in which case the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$240,462	$—	$240,462

Total	$—	$—	$—	$240,462	$—	$240,462

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (rights and/or warrants), outstanding at each month-end, was as follows for the period ended May 31, 2012.

Rights and/or warrants

Average amount outstanding	$80,154

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Automobiles & Components — 0.4%
270,473	General Motors Co.*	6,004,501

	Banks — 0.1%
40,400	CIT Group, Inc.*	1,381,276

	Capital Goods — 2.3%
154,900	3M Co.	13,075,109
2,800	Alliant Techsystems, Inc.	137,060
89,000	Fastenal Co.	3,936,470
51,300	General Dynamics Corp.	3,283,713
6,050	ITT Corp.	124,207
24,900	L-3 Communications Holdings, Inc.	1,697,931
28,300	Northrop Grumman Corp.	1,662,625
7,400	Oshkosh Corp.*	151,478
41,100	Raytheon Co.	2,068,152
46,100	United Technologies Corp.	3,416,471
21,330	WW Grainger, Inc.	4,130,554

	Total Capital Goods	33,683,770

	Commercial & Professional Services — 0.1%
26,600	RR Donnelley & Sons Co.	286,216
19,600	Stericycle, Inc.*	1,710,296

	Total Commercial & Professional Services	1,996,512

	Consumer Durables & Apparel — 1.7%
68,500	Coach, Inc.	4,620,325
2,770	Deckers Outdoor Corp.*	154,206
12,390	Fossil, Inc.*	906,452
148,230	Nike, Inc.-Class B	16,035,522
25,660	VF Corp.	3,619,086

	Total Consumer Durables & Apparel	25,335,591

	Consumer Services — 3.0%
72,400	Apollo Group, Inc.-Class A*	2,303,768
3,700	Choice Hotels International, Inc.	134,643
10,300	DeVry, Inc.	281,499
96,400	H&R Block, Inc.	1,472,028
376,100	McDonald’s Corp.	33,600,774
5,350	Panera Bread Co.-Class A*	786,183
79,800	Starbucks Corp.	4,380,222

	Total Consumer Services	42,959,117

	Diversified Financials — 0.5%
53,400	American Express Co.	2,981,322
369,783	Bank of America Corp.	2,717,905
21,700	JPMorgan Chase & Co.	719,355
78,600	SLM Corp.	1,098,042

	Total Diversified Financials	7,516,624

	Energy — 1.9%
35,570	Apache Corp.	2,894,687
166,414	Chevron Corp.	16,360,160
118,968	ConocoPhillips	6,205,371
33,898	Occidental Petroleum Corp.	2,687,094

	Total Energy	28,147,312

	Food & Staples Retailing — 6.0%
137,100	CVS Caremark Corp.	6,161,274
141,000	Kroger Co. (The)	3,103,410
139,000	Sysco Corp.	3,879,490
142,300	Walgreen Co.	4,342,996
1,073,378	Wal–Mart Stores, Inc.	70,649,740

	Total Food & Staples Retailing	88,136,910

	Food, Beverage & Tobacco — 11.7%
96,500	Altria Group, Inc.	3,106,335
34,200	Brown-Forman Corp.-Class B	2,981,556
47,700	Campbell Soup Co.	1,512,090
534,600	Coca-Cola Co. (The)	39,950,658
166,100	General Mills, Inc.	6,358,308
69,700	Hershey Co. (The)	4,660,142
61,000	Hormel Foods Corp.	1,824,510
62,900	Kellogg Co.	3,068,262
202,000	Kraft Foods, Inc.-Class A	7,730,540
53,600	Lorillard, Inc.	6,624,960
30,700	McCormick & Co., Inc. (Non Voting)	1,730,252
74,740	Monster Beverage Corp.*	5,426,124
530,975	PepsiCo, Inc.	36,026,654
523,037	Philip Morris International, Inc.	44,201,857
122,300	Reynolds American, Inc.	5,117,032

	Total Food, Beverage & Tobacco	170,319,280

	Health Care Equipment & Services — 6.4%
64,500	Aetna, Inc.	2,637,405
47,700	AmerisourceBergen Corp.	1,764,423
102,000	Baxter International, Inc.	5,163,240
41,700	Becton, Dickinson and Co.	3,049,521
31,200	Cardinal Health, Inc.	1,291,056
31,700	CareFusion Corp.*	768,408
34,480	Cerner Corp.*	2,688,061
21,000	Coventry Health Care, Inc.	638,400
43,200	Covidien Plc	2,236,896
14,370	CR Bard, Inc.	1,396,620
16,660	Edwards Lifesciences Corp.*	1,422,264
158,350	Express Scripts Holding Co.*	8,264,287
15,100	Henry Schein, Inc.*	1,122,081
35,500	Humana, Inc.	2,711,845
14,400	Idexx Laboratories, Inc.*	1,221,696
9,860	Intuitive Surgical, Inc.*	5,157,766
67,200	Laboratory Corp. of America Holdings*	5,596,416
5,800	Lincare Holdings, Inc.	132,994
20,500	McKesson Corp.	1,789,240
8,200	Mednax, Inc.*	500,282
306,100	Medtronic, Inc.	11,276,724
10,800	Quality Systems, Inc.	308,988
26,800	Quest Diagnostics, Inc.	1,524,920
20,100	ResMed, Inc.*	622,698
65,500	Stryker Corp.	3,369,975
59,300	St Jude Medical, Inc.	2,278,306
292,474	UnitedHealth Group, Inc.	16,311,275
18,900	Varian Medical Systems, Inc.*	1,108,674
64,200	WellPoint, Inc.	4,326,438
49,425	Zimmer Holdings, Inc.	2,997,626

	Total Health Care Equipment & Services	93,678,525

	Household & Personal Products — 5.4%
41,600	Church & Dwight Co., Inc.	2,214,784
30,773	Clorox Co.	2,117,182
155,800	Colgate–Palmolive Co.	15,315,140
89,860	Estee Lauder Cos., Inc. (The),-Class A	4,865,919
39,100	Herbalife Ltd.	1,751,289
102,700	Kimberly–Clark Corp.	8,149,245
17,800	Nu Skin Enterprises, Inc.-Class A	763,264
702,800	Procter & Gamble Co. (The)	43,777,412

	Total Household & Personal Products	78,954,235

	Insurance — 0.7%
52,100	Assurant, Inc.	1,739,098
3,400	Endurance Specialty Holdings Ltd.	132,804
230,000	Genworth Financial, Inc.-Class A*	1,205,200
65,200	Hartford Financial Services Group, Inc. (The)	1,096,664
88,100	Travelers Cos., Inc. (The)	5,505,369

	Total Insurance	9,679,135

	Materials — 0.4%
55,700	Ecolab, Inc.	3,520,797
33,606	Schweitzer-Mauduit International, Inc.	2,248,241

	Total Materials	5,769,038

	Media — 0.3%
56,900	Gannett Co., Inc.	743,114
35,300	Lamar Advertising Co.-Class A*	868,733
67,000	Time Warner, Inc.	2,309,490

	Total Media	3,921,337

	Pharmaceuticals, Biotechnology & Life Sciences — 18.6%
653,200	Abbott Laboratories	40,361,228
58,200	Allergan, Inc.	5,252,550
226,500	Amgen, Inc.	15,746,280
51,880	Biogen Idec, Inc.*	6,783,310
504,600	Bristol–Myers Squibb Co.	16,823,364
39,500	Celgene Corp.*	2,695,875
539,500	Eli Lilly & Co.	22,092,525
34,900	Endo Health Solutions, Inc.*	1,134,948
103,100	Forest Laboratories, Inc.*	3,608,500
137,800	Gilead Sciences, Inc.*	6,883,110
653,600	Johnson & Johnson	40,804,248
3,900	Medicis Pharmaceutical Corp.-Class A	140,790
1,258,262	Merck & Co., Inc.	47,285,486
3,980	Mettler-Toledo International, Inc.*	621,358
2,708,136	Pfizer, Inc.	59,226,934
6,800	Techne Corp.	461,448
14,900	Waters Corp.*	1,188,722

	Total Pharmaceuticals, Biotechnology & Life Sciences	271,110,676

	Retailing — 3.9%
29,700	Advance Auto Parts, Inc.	2,166,318
35,000	AutoNation, Inc.*	1,260,700
4,264	AutoZone, Inc.*	1,621,429
105,700	Best Buy Co., Inc.	1,978,704

17,100	Big Lots, Inc.*	628,425
48,300	Dollar Tree, Inc.*	4,983,594
29,600	Expedia, Inc.	1,358,344
31,300	Family Dollar Stores, Inc.	2,120,575
38,100	GameStop Corp.-Class A	730,758
37,200	Genuine Parts Co.	2,343,600
82,700	Home Depot, Inc.	4,080,418
70,400	Liberty Media Corp.-Interactive-Class A*	1,179,904
115,700	Lowe’s Cos., Inc.	3,091,504
57,300	Macy’s, Inc.	2,180,265
15,840	O’Reilly Automotive, Inc.*	1,517,313
99,100	Ross Stores, Inc.	6,266,093
18,400	Sears Holdings Corp.*	908,960
77,400	Target Corp.	4,482,234
329,000	TJX Cos., Inc. (The)	13,969,340

	Total Retailing	56,868,478

	Semiconductors & Semiconductor Equipment — 1.0%
449,200	Intel Corp.	11,607,328
106,800	Texas Instruments, Inc.	3,041,664

	Total Semiconductors & Semiconductor Equipment	14,648,992

	Software & Services — 21.1%
178,500	Accenture Plc.-Class A	10,192,350
57,200	Amdocs Ltd.*	1,644,500
16,200	Ansys, Inc.*	1,002,375
83,600	Automatic Data Processing, Inc.	4,359,740
44,600	BMC Software, Inc.*	1,887,472
30,900	Citrix Systems, Inc.*	2,258,172
47,800	Cognizant Technology Solutions Corp.-Class A*	2,784,350
101,200	eBay, Inc.*	3,966,028
11,500	Factset Research Systems, Inc.	1,212,445
17,100	Global Payments, Inc.	726,408
110,020	Google, Inc.-Class A*	63,906,217
24,500	Informatica Corp.*	1,015,035
312,030	International Business Machines Corp.	60,190,587
67,000	Intuit, Inc.	3,767,410
22,800	Jack Henry & Associates, Inc.	752,628
25,030	MasterCard, Inc.-Class A	10,174,945
18,500	Micros Systems, Inc.*	976,060
2,467,357	Microsoft Corp.	72,022,151
20,400	NeuStar, Inc.-Class A*	656,472
1,907,330	Oracle Corp.	50,487,025
84,100	Paychex, Inc.	2,520,477
35,400	Total System Services, Inc.	823,758
99,070	Visa, Inc.-Class A	11,412,864

	Total Software & Services	308,739,469

	Technology Hardware & Equipment — 9.3%
4,500	ADTRAN, Inc.	131,535
105,960	Apple, Inc.*	61,216,271
754,234	Cisco Systems, Inc.	12,316,641
443,906	Dell, Inc.*	5,473,361
155,600	EMC Corp.*	3,711,060
26,600	Harris Corp.	1,058,148
793,945	Hewlett-Packard Co.	18,006,673
40,100	Ingram Micro, Inc.-Class A*	714,983
15,000	Lexmark International, Inc.	375,150
406,500	Qualcomm, Inc.	23,296,515

140,800	SanDisk Corp.*	4,604,160
43,600	Seagate Technology Plc	1,021,548
2,600	Tech Data Corp.*	123,786
90,200	Western Digital Corp.*	2,831,378
199,000	Xerox Corp.	1,436,780

	Total Technology Hardware & Equipment	136,317,989

	Telecommunication Services — 1.1%
196,100	AT&T, Inc.	6,700,737
31,800	Crown Castle International Corp.*	1,736,280
173,922	Verizon Communications, Inc.	7,242,112

	Total Telecommunication Services	15,679,129

	Transportation — 0.2%
37,900	CH Robinson Worldwide, Inc.	2,208,054

	Utilities — 0.6%
41,400	Dominion Resources, Inc./Virginia	2,155,284
106,900	Duke Energy Corp.	2,349,662
37,500	FirstEnergy Corp.	1,754,625
62,200	Southern Co.	2,855,602

	Total Utilities	9,115,173

	TOTAL COMMON STOCKS (COST $1,245,116,466)	1,412,171,123

	INVESTMENT FUNDS — 0.2%
93,500	Health Care Select Sector SPDR Fund(a)	3,380,025

	TOTAL INVESTMENT FUNDS (COST $3,374,009)	3,380,025

	MUTUAL FUNDS — 2.4%

	Affiliated Issuers — 2.4%
1,434,062	GMO U.S. Treasury Fund	35,851,546

	TOTAL MUTUAL FUNDS (COST $35,851,546)	35,851,546

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
6,793,715	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(b)	6,793,715

	TOTAL SHORT-TERM INVESTMENTS (COST $6,793,715)	6,793,715

	TOTAL INVESTMENTS — 99.8% (Cost $1,291,135,736)	1,458,196,409

	Other Assets and Liabilities (net) — 0.2%	2,442,669

	TOTAL NET ASSETS — 100.0%	$1,460,639,078

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Receives	Fund Pays/Receives	Net Unrealized Appreciation/(Depreciation)
2,191,571	USD	7/19/2012	Deutsche Bank AG	12% of notional amount	Return on Sears Holding Corp	$(112,903)
2,257,882	USD	11/8/2012	Deutsche Bank AG	7.5% of notional amount	Return on Gamestop Corp	(162,681)
615,940	USD	11/8/2012	Deutsche Bank AG	7.5% of notional amount	Return on Gamestop Corp	(49,431)

						$(325,015)

					Premiums to (Pay) Receive	$—

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

SPDR — Standard and Poor’s Depositary Receipt

*	Non-income producing security.

(a)	Represents an investment to equitize cash. The Health Care Select Sector SPDR Fund prospectus states that the Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

Currency Abbreviations:

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,339,013,030	$142,403,483	$(23,220,104)	$119,183,379

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$12,914,546	$61,592,000	$38,655,000	$5,768	$—	$35,851,546

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$1,412,171,123	$—	$—	$1,412,171,123
Investment Funds	3,380,025	—	—	3,380,025
Mutual Funds	35,851,546	—	—	35,851,546
Short-Term Investments	6,793,715	—	—	6,793,715

Total Investments	1,458,196,409	—	—	1,458,196,409

Total	$1,458,196,409	$—	$—	$1,458,196,409

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Swap Agreements Equity Risk	$—	$(325,015)	$—	$(325,015)

Total	$—	$(325,015)	$—	$(325,015)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(325,015)	$—	$(325,015)

Total	$—	$—	$—	$(325,015)	$—	$(325,015)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended May 31, 2012.

Swap agreements
Average amount outstanding	$3,583,937

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,558,122	GMO Quality Fund, Class VI	35,447,278
2,670,186	GMO U.S. Core Equity Fund, Class VI	34,178,376
197,159	GMO U.S. Small/Mid Cap Fund, Class III	1,593,048

	TOTAL MUTUAL FUNDS (COST $55,159,337)	71,218,702

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
16,896	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	16,896

	TOTAL SHORT-TERM INVESTMENTS (COST $16,896)	16,896

	TOTAL INVESTMENTS — 100.0% (Cost $55,176,233)	71,235,598

	Other Assets and Liabilities (net) — (0.0%)	(16,419)

	TOTAL NET ASSETS — 100.0%	$71,219,179

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 56,671,195	$14,564,403	$—	$14,564,403

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Quality Fund, Class VI	$32,804,306	$3,798,764	$57,282	$219,671	$—	$35,447,278
GMO U.S. Core Equity Fund, Class VI	30,986,422	3,867,331	—	160,290	—	34,178,376
GMO U.S. Small/Mid Cap Fund, Class III	1,427,171	255,032	—	5,032	—	1,593,048

Totals	$65,217,899	$7,921,127	$57,282	$384,993	$—	$71,218,702

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined ar the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

The foregoing pricing methodologies are modified for the fair value of equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	8.4%

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$71,218,702	$—	$—	$71,218,702
Short-Term Investments	16,896	—	—	16,896

Total Investments	71,235,598	—	—	71,235,598

Total	$71,235,598	$—	$—	$71,235,598

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Leveraging Risk — The use of derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.1%

	Automobiles & Components — 0.5%
81	Goodyear Tire & Rubber Co. (The)*	846
81	Tesla Motors, Inc.*	2,390
181	WABCO Holdings, Inc.*	9,369

	Total Automobiles & Components	12,605

	Capital Goods — 3.5%
395	3M Co.	33,342
100	Danaher Corp.	5,197
81	Emerson Electric Co.	3,788
100	Polypore International, Inc.*	3,699
29	TransDigm Group, Inc.*	3,567
447	United Technologies Corp.	33,127

	Total Capital Goods	82,720

	Consumer Durables & Apparel — 1.6%
81	Fossil, Inc.*	5,926
192	Nike, Inc.-Class B	20,770
81	Ralph Lauren Corp.	12,053

	Total Consumer Durables & Apparel	38,749

	Consumer Services — 3.2%
211	Apollo Group, Inc.-Class A*	6,714
325	H&R Block, Inc.	4,963
163	Las Vegas Sands Corp.	7,527
8	Marriott Vacations Worldwide Corp.*	226
541	McDonald’s Corp.	48,333
81	Royal Caribbean Cruises Ltd.	1,908
100	Starbucks Corp.	5,489

	Total Consumer Services	75,160

	Diversified Financials — 0.2%
4	BlackRock, Inc.	683
243	TD Ameritrade Holding Corp.	4,170

	Total Diversified Financials	4,853

	Energy — 5.6%
244	Chevron Corp.	23,988
1,092	Exxon Mobil Corp.	85,864
100	FMC Technologies, Inc.*	4,024
81	Oceaneering International, Inc.	3,744
248	Range Resources Corp.	14,245

	Total Energy	131,865

	Food & Staples Retailing — 5.3%
178	Costco Wholesale Corp.	15,378
375	Kroger Co. (The)	8,254
608	Sysco Corp.	16,969
470	Walgreen Co.	14,344
943	Wal–Mart Stores, Inc.	62,068
81	Whole Foods Market, Inc.	7,178

	Total Food & Staples Retailing	124,191

	Food, Beverage & Tobacco — 16.1%
570	Altria Group, Inc.	18,348
128	Brown-Forman Corp.-Class B	11,159
349	Campbell Soup Co.	11,063
1,028	Coca-Cola Co. (The)	76,822
63	Coca-Cola Enterprises, Inc.	1,724
263	ConAgra Foods, Inc.	6,615
365	Flowers Foods, Inc.	8,037
468	General Mills, Inc.	17,915
247	Hershey Co. (The)	16,514
221	HJ Heinz Co.	11,731
406	Hormel Foods Corp.	12,144
280	Kellogg Co.	13,658
293	McCormick & Co., Inc. (Non Voting)	16,514
15	Mead Johnson Nutrition Co.	1,211
156	Monster Beverage Corp.*	11,326
911	PepsiCo, Inc.	61,811
742	Philip Morris International, Inc.	62,706
325	Reynolds American, Inc.	13,598
300	Sara Lee Corp.	6,270

	Total Food, Beverage & Tobacco	379,166

	Health Care Equipment & Services — 3.1%
31	Baxter International, Inc.	1,569
181	CareFusion Corp.*	4,387
72	DaVita, Inc.*	5,850
288	Express Scripts Holding Co.*	15,031
181	HCA Holdings, Inc.	4,704
436	Health Management Associates, Inc.-Class A*	2,795
63	McKesson Corp.	5,498
81	Mednax, Inc.*	4,942
457	Medtronic, Inc.	16,836
100	Sirona Dental Systems, Inc.*	4,278
81	St Jude Medical, Inc.	3,112
81	Universal Health Services, Inc.-Class B	3,139

	Total Health Care Equipment & Services	72,141

	Household & Personal Products — 6.1%
320	Avon Products, Inc.	5,296
363	Church & Dwight Co., Inc.	19,326
274	Clorox Co.	18,851
280	Colgate–Palmolive Co.	27,524
360	Estee Lauder Cos., Inc. (The),-Class A	19,494
270	Herbalife Ltd.	12,093
159	Kimberly–Clark Corp.	12,617
467	Procter & Gamble Co. (The)	29,090

	Total Household & Personal Products	144,291

	Materials — 1.5%
100	Albemarle Corp.	6,070
344	Monsanto Co.	26,557
13	Sherwin-Williams Co. (The)	1,685

	Total Materials	34,312

	Media — 2.3%
69	Cablevision Systems Corp.-Class A	789
163	Comcast Corp-Class A	4,712
650	Liberty Global, Inc.-Class A*	30,030
2,906	Sirius XM Radio, Inc.*	5,492
44	Time Warner Cable, Inc.	3,318
206	Viacom, Inc.-Class B	9,833

	Total Media	54,174

	Pharmaceuticals, Biotechnology & Life Sciences — 6.9%
919	Abbott Laboratories	56,785
100	Alexion Pharmaceuticals, Inc.*	9,057
81	Biogen Idec, Inc.*	10,591
81	Charles River Laboratories International, Inc.*	2,704
460	Eli Lilly & Co.	18,837
100	Endo Health Solutions, Inc.*	3,252
177	Gilead Sciences, Inc.*	8,841
80	Illumina, Inc.*	3,445
791	Johnson & Johnson	49,382

	Total Pharmaceuticals, Biotechnology & Life Sciences	162,894

	Real Estate — 0.3%
121	American Tower Corp. REIT	7,850

	Retailing — 5.5%
135	Amazon.com, Inc.*	28,743
441	Dollar General Corp.*	21,569
76	Dollar Tree, Inc.*	7,842
163	HomeAway, Inc.*	3,831
288	Home Depot, Inc.	14,210
81	Kohl’s Corp.	3,711
94	Netflix, Inc.*	5,963
54	Priceline.com, Inc.*	33,776
244	Urban Outfitters, Inc.*	6,825
81	Williams-Sonoma, Inc.	2,828

	Total Retailing	129,298

	Semiconductors & Semiconductor Equipment — 0.5%
200	Avago Technologies Ltd	6,620
163	First Solar, Inc.*	2,048
100	Linear Technology Corp.	2,902
38	Texas Instruments, Inc.	1,082

	Total Semiconductors & Semiconductor Equipment	12,652

	Software & Services — 21.4%
244	Accenture Plc.-Class A	13,932
144	Cognizant Technology Solutions Corp.-Class A*	8,388
346	eBay, Inc.*	13,560
16	Equinix, Inc.*	2,610
163	Genpact Ltd.*	2,541
247	Google, Inc.-Class A*	143,472
522	International Business Machines Corp.	100,694
71	MasterCard, Inc.-Class A	28,862
3,240	Microsoft Corp.	94,576
2,325	Oracle Corp.	61,543
181	Teradata Corp.*	12,033
100	Verisign, Inc.*	3,823
167	Visa, Inc.-Class A	19,238

	Total Software & Services	505,272

	Technology Hardware & Equipment — 13.8%
375	Apple, Inc.*	216,649
988	EMC Corp.*	23,564
25	Itron, Inc.*	896
406	NetApp, Inc.*	12,082
1,278	Qualcomm, Inc.	73,242

	Total Technology Hardware & Equipment	326,433

	Telecommunication Services — 1.0%
230	Crown Castle International Corp.*	12,558
16	Level 3 Communications, Inc.*	340
44	NII Holdings, Inc.*	507
225	Verizon Communications, Inc.	9,369

	Total Telecommunication Services	22,774

	Transportation — 0.7%
325	Delta Air Lines, Inc.*	3,932
163	United Continental Holdings, Inc.*	4,103
96	United Parcel Service, Inc.-Class B	7,194

	Total Transportation	15,229

	TOTAL COMMON STOCKS (COST $1,997,650)	2,336,629

	MUTUAL FUNDS — 0.6%

	Affiliated Issuers — 0.6%
599	GMO U.S. Treasury Fund	14,973

	TOTAL MUTUAL FUNDS (COST $14,973)	14,973

	SHORT-TERM INVESTMENTS — 1.2%

	Money Market Funds — 1.2%
27,519	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	27,519

	TOTAL SHORT-TERM INVESTMENTS (COST $27,519)	27,519

	TOTAL INVESTMENTS — 100.9% (Cost $2,040,142)	2,379,121

	Other Assets and Liabilities (net) — (0.9%)	(20,943)

	TOTAL NET ASSETS — 100.0%	$2,358,178

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 2,056,813	$368,122	$(45,814)	$322,308

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$80,973	$20,000	$86,000	$6	$—	$14,973

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$2,336,629	$—	$—	$2,336,629
Mutual Funds	14,973	—	—	14,973
Short-Term Investments	27,519	—	—	27,519

Total Investments	2,379,121	—	—	2,379,121

Total	$2,379,121	$—	$—	$2,379,121

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.7%

	Automobiles & Components — 0.3%
1,200	General Motors Co.*	26,639

	Banks — 1.6%
500	PNC Financial Services Group, Inc.	30,710
3,600	Wells Fargo & Co.	115,380

	Total Banks	146,090

	Capital Goods — 3.2%
700	3M Co.	59,087
2,900	General Electric Co.	55,361
600	General Dynamics Corp.	38,406
200	L-3 Communications Holdings, Inc.	13,638
590	Lockheed Martin Corp.	48,852
400	Northrop Grumman Corp.	23,500
700	Raytheon Co.	35,224
80	WW Grainger, Inc.	15,492

	Total Capital Goods	289,560

	Commercial & Professional Services — 0.1%
200	Cintas Corp.	7,380

	Consumer Durables & Apparel — 1.5%
200	Garmin Ltd.	8,592
500	Mattel, Inc.	15,565
660	Nike, Inc.-Class B	71,399
100	PVH Corp.	8,100
210	VF Corp.	29,618

	Total Consumer Durables & Apparel	133,274

	Consumer Services — 1.3%
500	Apollo Group, Inc.-Class A*	15,910
400	H&R Block, Inc.	6,108
1,100	McDonald’s Corp.	98,274

	Total Consumer Services	120,292

	Diversified Financials — 3.0%
10,600	Bank of America Corp.	77,910
800	Bank of New York Mellon Corp. (The)	16,288
500	Capital One Financial Corp.	25,685
4,500	JPMorgan Chase & Co.	149,175

	Total Diversified Financials	269,058

	Energy — 4.2%
1,470	Chevron Corp.	144,516
1,429	ConocoPhillips	74,537
1,600	Exxon Mobil Corp.	125,808
714	Phillips 66*	21,441
700	Valero Energy Corp.	14,770

	Total Energy	381,072

	Food & Staples Retailing — 7.9%
2,600	CVS Caremark Corp.	116,844
1,200	Kroger Co. (The)	26,412
500	Safeway, Inc.	9,510

800	Sysco Corp.	22,328
1,500	Walgreen Co.	45,780
7,500	Wal–Mart Stores, Inc.	493,650

	Total Food & Staples Retailing	714,524

	Food, Beverage & Tobacco — 9.3%
2,000	Altria Group, Inc.	64,380
100	Brown-Forman Corp.-Class B	8,718
1,900	Coca-Cola Co. (The)	141,987
200	Dr Pepper Snapple Group, Inc.	8,252
700	General Mills, Inc.	26,796
200	Hershey Co. (The)	13,372
300	Kellogg Co.	14,634
1,500	Kraft Foods, Inc.-Class A	57,405
230	Lorillard, Inc.	28,428
4,097	PepsiCo, Inc.	277,981
2,000	Philip Morris International, Inc.	169,020
600	Reynolds American, Inc.	25,104
524	Tyson Foods, Inc.-Class A	10,150

	Total Food, Beverage & Tobacco	846,227

	Health Care Equipment & Services — 6.8%
800	Aetna, Inc.	32,712
400	AmerisourceBergen Corp.	14,796
900	Baxter International, Inc.	45,558
300	Becton, Dickinson and Co.	21,939
2,000	Boston Scientific Corp.*	11,480
100	CR Bard, Inc.	9,719
380	Express Scripts Holding Co.*	19,832
300	Humana, Inc.	22,917
300	McKesson Corp.	26,184
2,800	Medtronic, Inc.	103,152
300	Quest Diagnostics, Inc.	17,070
500	Stryker Corp.	25,725
500	St Jude Medical, Inc.	19,210
2,967	UnitedHealth Group, Inc.	165,470
800	WellPoint, Inc.	53,912
400	Zimmer Holdings, Inc.	24,260

	Total Health Care Equipment & Services	613,936

	Household & Personal Products — 4.6%
500	Avon Products, Inc.	8,275
200	Clorox Co.	13,760
700	Colgate–Palmolive Co.	68,810
300	Estee Lauder Cos., (The), Inc.-Class A	16,245
900	Kimberly–Clark Corp.	71,415
3,800	Procter & Gamble Co. (The)	236,702

	Total Household & Personal Products	415,207

	Insurance — 1.3%
200	American Financial Group, Inc.	7,778
200	Assurant, Inc.	6,676
400	Chubb Corp.	28,828
700	Hartford Financial Services Group, Inc. (The)	11,774
500	Prudential Financial, Inc.	23,225
600	Travelers Cos., Inc. (The)	37,494

	Total Insurance	115,775

	Media — 0.8%
500	DISH Network Corp.-Class A	14,020
200	McGraw-Hill Cos., Inc. (The)	8,676
1,600	Time Warner, Inc.	55,152

	Total Media	77,848

	Pharmaceuticals, Biotechnology & Life Sciences — 24.1%
5,300	Abbott Laboratories	327,487
300	Allergan, Inc.	27,075
2,700	Amgen, Inc.	187,704
4,300	Bristol–Myers Squibb Co.	143,362
4,100	Eli Lilly & Co.	167,895
200	Endo Health Solutions, Inc.*	6,504
600	Forest Laboratories, Inc.*	21,000
2,000	Gilead Sciences, Inc.*	99,900
6,600	Johnson & Johnson	412,038
10,000	Merck & Co., Inc.	375,800
18,776	Pfizer, Inc.	410,631

	Total Pharmaceuticals, Biotechnology & Life Sciences	2,179,396

	Real Estate — 0.4%
400	American Capital Agency Corp. REIT	13,068
1,600	Annaly Capital Management, Inc. REIT	26,592

	Total Real Estate	39,660

	Retailing — 2.7%
100	Advance Auto Parts, Inc.	7,294
500	Best Buy Co., Inc.	9,360
100	Dollar Tree, Inc.*	10,318
200	Expedia, Inc.	9,178
300	GameStop Corp.-Class A	5,754
600	Gap (The), Inc.	15,900
200	Genuine Parts Co.	12,600
900	Lowe’s Cos., Inc.	24,048
700	Macy’s, Inc.	26,635
200	Ross Stores, Inc.	12,646
100	Sears Holdings Corp.*	4,940
800	Target Corp	46,328
1,400	TJX Cos., Inc. (The)	59,444

	Total Retailing	244,445

	Semiconductors & Semiconductor Equipment — 1.8%
6,500	Intel Corp.	167,960

	Software & Services — 14.1%
1,000	Accenture Plc.-Class A	57,100
1,500	Activision Blizzard, Inc.	17,610
400	Adobe Systems, Inc.*	12,420
400	Amdocs Ltd.*	11,500
700	eBay, Inc.*	27,433
250	Google, Inc.-Class A*	145,215
200	IAC/InterActiveCorp	8,984
1,970	International Business Machines Corp.	380,013
300	Intuit, Inc.	16,869
15,000	Microsoft Corp.	437,850
4,300	Oracle Corp.	113,821
1,300	Symantec Corp.*	19,292

290	Visa, Inc.-Class A	33,408

	Total Software & Services	1,281,515

	Technology Hardware & Equipment — 4.0%
10,300	Cisco Systems, Inc.	168,199
3,800	Dell, Inc.*	46,854
2,600	Hewlett-Packard Co.	58,968
1,200	Qualcomm, Inc.	68,772
200	Western Digital Corp.*	6,278
1,400	Xerox Corp.	10,108

	Total Technology Hardware & Equipment	359,179

	Telecommunication Services — 4.2%
7,858	AT&T, Inc.	268,508
2,652	Verizon Communications, Inc.	110,429

	Total Telecommunication Services	378,937

	Utilities — 0.5%
300	Ameren Corp.	9,693
400	American Electric Power Co., Inc.	15,404
280	Entergy Corp.	18,069

	Total Utilities	43,166

	TOTAL COMMON STOCKS (COST $8,215,197)	8,851,140

	MUTUAL FUNDS — 1.9%

	Affiliated Issuers — 1.9%
6,720	GMO U.S. Treasury Fund	167,995

	TOTAL MUTUAL FUNDS (COST $168,012)	167,995

	RIGHTS/WARRANTS — 0.0%

	Insurance — 0.0%
160	American International Group, Inc., Warrants, Strike 45.00 *	1,632

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
400	Sanofi Aventis, Rights, Expires 12/31/20 *	544

	TOTAL RIGHTS/WARRANTS (COST $3,658)	2,176

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
33,040	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	33,040

	TOTAL SHORT-TERM INVESTMENTS (COST $33,040)	33,040

	TOTAL INVESTMENTS — 100.0% (Cost $8,419,907)	9,054,351

	Other Assets and Liabilities (net) — 0.0%	4,027

	TOTAL NET ASSETS — 100.0%	$9,058,378

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 8,482,049	$781,358	$(209,056)	$572,302

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$167,995	$—	$—	$35	$—	$167,995

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$8,851,140	$—	$—	$8,851,140
Mutual Funds	167,995	—	—	167,995
Rights/Warrants	—	2,176	—	2,176
Short-Term Investments	33,040	—	—	33,040

Total Investments	9,052,175	2,176	—	9,054,351

Total	$9,052,175	$2,176	$—	$9,054,351

All of the Fund’s common stocks held at year end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended May 31, 2012, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$2,176	$—	$2,176

Total	$—	$—	$—	$2,176	$—	$2,176

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as an indicator of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Automobiles & Components — 1.0%
400	American Axle & Manufacturing Holdings, Inc.*	3,704
300	Autoliv, Inc.	17,343
300	Cooper Tire & Rubber Co.	4,644
400	Dana Holding Corp.	5,328
600	Federal-Mogul Corp.*	6,702
600	Goodyear Tire & Rubber Co. (The)*	6,270
500	Lear Corp.	19,925
400	Standard Motor Products, Inc.	5,404
200	Tenneco, Inc.*	5,430
500	Thor Industries, Inc.	15,375

	Total Automobiles & Components	90,125

	Banks — 6.0%
300	1st Source Corp.	6,393
200	Arrow Financial Corp.	4,772
800	Astoria Financial Corp.	7,192
100	Bancfirst Corp.	3,793
300	Banco Latinoamericano de Comercio Exterior SA	5,850
200	Bank of Hawaii Corp.	9,268
200	Bank of the Ozarks, Inc.	5,808
200	Berkshire Hills Bancorp, Inc.	4,364
300	BofI Holding, Inc.*	5,634
600	BOK Financial Corp.	33,450
500	Boston Private Financial Holdings, Inc.	4,510
100	Camden National Corp.	3,224
200	Chemical Financial Corp.	4,066
200	Citizens & Northern Corp.	3,490
100	City Holding Co.	3,218
300	CNB Financial Corp/PA	4,479
500	Commerce Bancshares, Inc.	19,370
500	Community Bank System, Inc.	13,305
200	Community Trust Bancorp	6,606
800	CVB Financial Corp.	8,712
400	Dime Community Bancshares	5,224
300	East West Bancorp, Inc.	6,717
200	Federal Agricultural Mortgage Corp.-Class C	4,824
300	Financial Institutions, Inc.	4,902
60	First Citizens BancShares, Inc.-Class A	10,110
300	First Defiance Financial Corp.	4,797
300	First Financial Bancorp.	4,608
100	First Financial Corp.	2,805
400	First Interstate Bancsystem, Inc.	5,580
500	First Merchants Corp.	5,865
1,700	First Niagara Financial Group, Inc.	13,719
400	Flushing Financial Corp.	5,160
1,300	FNB Corp.	13,806
800	Fulton Financial Corp.	8,104
200	Great Southern Bancorp, Inc.	4,682
300	Heartland Financial USA, Inc.	5,700
3,700	Hudson City Bancorp, Inc.	22,940
5,300	Huntington Bancshares, Inc.	34,662
200	Independent Bank Corp/Rockland MA	5,406
1,200	International Bancshares Corp.	22,164
200	Lakeland Financial Corp.	5,138
500	MainSource Financial Group, Inc.	5,530

200	MidWestOne Financial Group, Inc.	3,852
200	National Bankshares, Inc.	5,800
400	NBT Bancorp, Inc.	7,948
400	Northwest Bancshares, Inc.	4,588
400	OceanFirst Financial Corp.	5,640
900	Old National Bancorp	10,431
400	Oriental Financial Group, Inc.	4,188
100	Park National Corp.	6,453
600	People’s United Financial, Inc.	6,978
300	Peoples Bancorp, Inc.	5,631
400	Prosperity Bancshares, Inc.	17,088
400	Provident Financial Services, Inc.	5,580
300	Republic Bancorp, Inc.-Class A	6,330
200	S&T Bancorp	3,434
210	Southside Bancshares, Inc.	4,406
500	TCF Financial Corp.	5,895
100	Tompkins Financial Corp.	3,661
900	Trustco Bank Corp. NY	4,662
600	Trustmark Corp.	14,652
300	UMB Financial Corp.	14,631
400	Union First Market Bankshares Corp.	5,584
400	United Bankshares, Inc.	10,248
420	Valley National Bancorp	4,700
600	Virginia Commerce Bancorp, Inc.*	4,950
300	Washington Federal, Inc.	4,923
200	Washington Trust Bancorp, Inc.	4,712
400	Webster Financial Corp.	8,108
300	WesBanco, Inc.	6,099
400	Zions Bancorporation	7,612

	Total Banks	558,731

	Capital Goods — 5.1%
300	AAR Corp.	3,615
900	Aircastle Ltd.	9,999
100	Alamo Group, Inc.	3,097
200	Albany International Corp.-Class A	3,648
400	Alliant Techsystems, Inc.	19,580
500	Applied Industrial Technologies, Inc.	18,855
100	AZZ, Inc.	5,363
400	Barnes Group, Inc.	9,308
300	Beacon Roofing Supply, Inc.*	7,455
200	Belden, Inc.	6,250
400	Brady Corp.-Class A	10,976
400	Briggs & Stratton Corp.	6,760
200	Carlisle Cos., Inc.	10,396
100	Cascade Corp.	4,996
200	Ceradyne, Inc.	5,038
100	Crane Co.	3,789
500	Curtiss-Wright Corp.	15,195
200	DXP Enterprises, Inc.*	9,400
300	EMCOR Group, Inc.	8,205
300	EnerSys*	9,894
100	EnPro Industries, Inc.*	3,852
100	ESCO Technologies, Inc.	3,490
100	Esterline Technologies Corp.*	6,459
900	Exelis, Inc.	9,000
100	GATX Corp.	3,829
200	General Cable Corp.*	5,692
200	Granite Construction, Inc.	4,584

300	Harsco Corp.	6,030
200	Hubbell, Inc.-Class B	15,784
600	Huntington Ingalls Industries, Inc.*	22,068
300	Interline Brands, Inc.*	7,521
400	ITT Corp.	8,212
300	John Bean Technologies Corp.	4,179
100	Kaman Corp.	2,925
700	Manitowoc Co. (The), Inc.	7,280
700	Meritor, Inc.*	3,787
300	Moog, Inc.-Class A*	11,406
200	Mueller Industries, Inc.	8,496
90	NACCO Industries, Inc.-Class A	9,444
300	Navistar International Corp.*	8,382
800	Oshkosh Corp.*	16,376
400	Pentair, Inc.	16,304
400	Primoris Services Corp.	4,796
11	Seaboard Corp.*	21,849
100	Standex International Corp.	4,069
200	Teledyne Technologies, Inc.*	11,916
200	Timken Co. (The)	9,540
300	Triumph Group, Inc.	17,952
500	Tutor Perini Corp.*	5,620
100	Universal Forest Products, Inc.	3,765
500	URS Corp.	18,085
200	Watts Water Technologies, Inc.-Class A	6,610
200	WESCO International, Inc.*	11,898

	Total Capital Goods	473,019

	Commercial & Professional Services — 4.8%
600	ABM Industries, Inc.	12,882
500	ACCO Brands Corp.*	4,560
900	Avery Dennison Corp.	26,199
300	Brink’s Co. (The)	6,831
800	CBIZ, Inc.*	4,512
300	CDI Corp.	5,034
1,100	Cenveo, Inc.*	2,288
1,500	Cintas Corp.	55,350
100	Consolidated Graphics, Inc.*	2,917
700	Deluxe Corp.	16,184
400	Dun & Bradstreet Corp.	27,028
200	Encore Capital Group, Inc.*	4,848
1,400	EnergySolutions, Inc.*	4,928
300	Ennis, Inc.	4,266
1,100	Equifax, Inc.	49,687
500	FTI Consulting, Inc.*	15,785
100	G&K Services, Inc.-Class A	2,918
200	HNI Corp.	4,622
200	Huron Consulting Group, Inc.*	6,252
200	ICF International, Inc.*	4,500
400	Intersections, Inc.	4,572
400	Kelly Services, Inc.-Class A	4,676
800	Kimball International, Inc.-Class B	5,504
700	Manpower, Inc.	25,165
100	Multi-Color Corp.	1,853
600	Navigant Consulting, Inc.*	7,182
1,800	Pitney Bowes, Inc.	24,552
400	Quad Graphics, Inc.	5,056
1,700	RR Donnelley & Sons Co.	18,292
400	Schawk, Inc.	4,460

900	Steelcase, Inc.-Class A	7,893
300	Sykes Enterprises, Inc.*	4,515
400	TMS International Corp.-Class A*	4,440
500	Towers Watson & Co.-Class A	30,130
300	TrueBlue, Inc.*	4,485
200	UniFirst Corp.	11,444
600	United Stationers, Inc.	15,150
200	VSE Corp.	4,910

	Total Commercial & Professional Services	445,870

	Consumer Durables & Apparel — 4.6%
600	American Greetings Corp.-Class A	8,418
200	Blyth, Inc.	14,944
600	Carter’s, Inc.*	32,358
200	CSS Industries, Inc.	3,808
300	Delta Apparel, Inc.*	4,251
1,200	Fifth & Pacific Co., Inc.*	14,364
200	G-III Apparel Group Ltd.*	4,942
300	Hanesbrands, Inc.*	8,358
300	Hasbro, Inc.	10,626
400	Helen of Troy Ltd.*	12,592
400	Jakks Pacific, Inc.	7,396
1,000	Jarden Corp.	40,650
1,000	Jones Group (The), Inc.	9,640
400	La-Z-Boy, Inc.*	5,644
200	Maidenform Brands, Inc.*	3,860
100	Mohawk Industries, Inc.*	6,810
100	Movado Group, Inc.	2,770
2,900	Newell Rubbermaid, Inc.	53,360
200	Oxford Industries, Inc.	9,210
300	Perry Ellis International, Inc.*	5,643
100	Polaris Industries, Inc.	7,597
700	PVH Corp.	56,700
1,100	Quiksilver, Inc.*	3,025
500	Skechers U.S.A., Inc.*	8,495
100	Sturm, Ruger & Co., Inc.	3,897
200	True Religion Apparel, Inc.	5,866
400	Tupperware Brands Corp.	21,620
300	Warnaco Group (The), Inc.*	13,353
400	Whirlpool Corp.	24,752
400	Wolverine World Wide, Inc.	17,004

	Total Consumer Durables & Apparel	421,953

	Consumer Services — 5.0%
500	Ameristar Casinos, Inc.	9,350
1,100	Apollo Group, Inc.-Class A*	35,002
400	Bob Evans Farms, Inc.	16,216
1,000	Boyd Gaming Corp.*	7,620
800	Bridgepoint Education, Inc.*	15,672
600	Brinker International, Inc.	19,386
100	Capella Education Co.*	3,071
1,100	Career Education Corp.*	7,194
400	Carrols Restaurant Group, Inc.*	2,440
200	CEC Entertainment, Inc.	6,992
1,200	Corinthian Colleges, Inc.*	3,288
400	Cracker Barrel Old Country Store, Inc.	24,508
700	DeVry, Inc.	19,131
200	DineEquity, Inc.*	9,600
400	Domino’s Pizza, Inc.	12,284

1,400	Education Management Corp.*	10,948
400	Fiesta Restaurant Group, Inc.*	4,880
3,700	H&R Block, Inc.	56,499
700	Hillenbrand, Inc.	13,139
100	Isle of Capri Casinos, Inc.*	535
400	ITT Educational Services, Inc.*	22,760
400	Jack in the Box, Inc.*	10,340
600	Lincoln Educational Services Corp.	3,480
400	Marcus Corp. (The)	5,332
200	Matthews International Corp.-Class A	6,024
300	Papa John’s International, Inc.*	13,956
100	PF Chang’s China Bistro, Inc.	5,127
100	Red Robin Gourmet Burgers, Inc.*	3,200
1,000	Regis Corp.	18,310
700	Ruby Tuesday, Inc.*	5,026
400	Scientific Games Corp.-Class A*	3,416
1,000	Service Corp. International	11,450
100	Six Flags Entertainment Corp.	4,563
600	Speedway Motorsports, Inc.	9,882
100	Steiner Leisure Ltd.*	4,583
50	Strayer Education, Inc.	4,492
1,600	Wendy’s Co. (The)	7,344
900	Wyndham Worldwide Corp.	44,820

	Total Consumer Services	461,860

	Diversified Financials — 1.9%
800	American Capital Ltd.*	7,408
1,400	Artio Global Investors, Inc.	4,270
800	BGC Partners, Inc.-Class A	4,768
400	Calamos Asset Management, Inc.	4,352
400	Cash America International, Inc.	17,792
200	Credit Acceptance Corp.*	16,948
200	EZCORP, Inc.-Class A*	4,720
1,100	GFI Group, Inc.	2,992
400	Interactive Brokers Group, Inc.-Class A	5,704
400	Investment Technology Group, Inc.*	3,792
1,400	Janus Capital Group, Inc.	10,220
900	Knight Capital Group, Inc.-Class A*	11,313
1,400	NASDAQ OMX Group, Inc. (The)*	30,632
900	Nelnet, Inc.-Class A	21,006
300	Oppenheimer Holdings, Inc.-Class A	4,206
600	PHH Corp.*	9,942
200	Piper Jaffray Cos., Inc.*	4,382
100	Stifel Financial Corp.*	3,179
100	World Acceptance Corp.*	6,844

	Total Diversified Financials	174,470

	Energy — 2.5%
500	Alon USA Energy, Inc.	4,235
100	Bristow Group, Inc.	4,005
300	Cloud Peak Energy, Inc.*	4,644
400	Crosstex Energy, Inc.	5,404
400	CVR Energy, Inc.*	10,176
800	Delek US Holdings, Inc.	12,888
500	Exterran Holdings, Inc.*	5,770
700	Frontline Ltd.	3,297
500	Green Plains Renewable Energy, Inc.*	3,545
300	Helix Energy Solutions Group, Inc.*	5,139
1,100	Hercules Offshore, Inc.*	3,641

800	HollyFrontier Corp.	23,584
600	Newpark Resources, Inc.*	3,474
50	Pioneer Natural Resources Co.	4,835
200	REX American Resources Corp.*	3,684
200	SEACOR Holdings, Inc.*	17,242
800	Sunoco, Inc.	37,160
200	Teekay Corp.	5,388
1,000	Tesoro Corp.*	22,120
300	W&T Offshore, Inc.	4,611
800	Western Refining, Inc.	15,472
900	World Fuel Services Corp.	33,750

	Total Energy	234,064

	Food & Staples Retailing — 1.2%
200	Andersons (The), Inc.	8,710
60	Arden Group, Inc.-Class A	4,952
300	Casey’s General Stores, Inc.	16,989
600	Harris Teeter Supermarkets, Inc.	22,518
300	Ingles Markets, Inc.-Class A	4,683
200	Nash Finch Co.	4,122
400	Pantry, Inc.*	5,164
400	Spartan Stores, Inc.	6,700
2,000	Supervalu, Inc.	9,040
300	Susser Holdings Corp.*	8,775
200	Village Super Market, Inc.	5,000
400	Weis Markets, Inc.	17,456

	Total Food & Staples Retailing	114,109

	Food, Beverage & Tobacco — 3.3%
1,700	Alliance One International, Inc.*	4,879
300	Cal-Maine Foods, Inc.	10,662
200	Central European Distribution Corp.*	784
600	Chiquita Brands International, Inc.*	3,252
100	Coca-Cola Bottling Co.	6,127
1,700	Constellation Brands, Inc.-Class A*	32,793
2,400	Dean Foods Co.*	37,536
1,100	Dole Food Co., Inc.*	9,768
800	Flowers Foods, Inc.	17,616
700	Fresh Del Monte Produce, Inc.	16,429
400	Ingredion, Inc.	20,436
100	J&J Snack Foods Corp.	5,507
100	Lancaster Colony Corp.	6,732
500	Monster Beverage Corp.*	36,300
400	National Beverage Corp.*	5,784
1,100	Pilgrim’s Pride Corp.*	9,031
500	Ralcorp Holdings, Inc.*	31,775
1,800	Smithfield Foods, Inc.*	35,406
400	Universal Corp.	18,068

	Total Food, Beverage & Tobacco	308,885

	Health Care Equipment & Services — 6.0%
400	Alere, Inc.*	7,348
500	Amedisys, Inc.*	5,485
400	AMERIGROUP Corp.*	24,960
100	AmSurg Corp.*	2,732
800	BioScrip, Inc.*	5,408
500	Centene Corp.*	18,070
100	Chemed Corp.	5,555
800	Community Health Systems, Inc.*	17,608

400	Conmed Corp.	10,716
100	Cooper Cos, Inc. (The)	8,518
2,100	Coventry Health Care, Inc.	63,840
100	Gentiva Health Services, Inc.*	561
300	Greatbatch, Inc.*	6,228
700	Health Management Associates, Inc.-Class A*	4,487
1,100	Health Net, Inc.*	28,182
700	Healthways, Inc.*	4,585
500	Hill-Rom Holdings, Inc.	14,705
100	ICU Medical, Inc.*	5,145
200	Integra LifeSciences Holdings Corp.*	7,102
500	Invacare Corp.	7,445
500	Kindred Healthcare, Inc.*	4,135
300	LHC Group, Inc.*	5,025
600	LifePoint Hospitals, Inc.*	22,092
700	Lincare Holdings, Inc.	16,051
300	Magellan Health Services, Inc.*	12,651
541	Metropolitan Health Networks, Inc.*	4,707
650	Molina Healthcare, Inc.*	16,581
100	National Healthcare Corp.	4,281
1,500	Omnicare, Inc.	47,280
200	Orthofix International (Non Voting)*	7,580
900	Owens & Minor, Inc.	25,623
400	Patterson Cos., Inc.	13,296
400	PharMerica Corp.*	3,972
400	Providence Service Corp. (The)*	5,320
300	PSS World Medical, Inc.*	6,069
1,400	RTI Biologics, Inc.*	5,026
600	Select Medical Holdings Corp.*	5,544
100	Skilled Healthcare Group, Inc.-Class A*	551
400	STERIS Corp.	11,944
300	Team Health Holdings, Inc.*	6,822
500	Teleflex, Inc.	29,700
400	Triple-S Management Corp.-Class B*	6,944
1,000	Universal American Corp.*	9,830
500	WellCare Health Plans, Inc.*	28,235
100	West Pharmaceutical Services, Inc.	4,780
300	Wright Medical Group, Inc.*	5,937

	Total Health Care Equipment & Services	558,656

	Household & Personal Products — 2.3%
1,100	Central Garden & Pet Co.-Class A*	10,142
800	Church & Dwight Co., Inc.	42,592
400	Elizabeth Arden, Inc.*	13,784
500	Energizer Holdings, Inc.*	36,455
1,000	Harbinger Group, Inc.*	4,760
800	Herbalife Ltd.	35,832
300	Inter Parfums, Inc.	4,710
300	Nature’s Sunshine Products, Inc.	4,380
600	Nu Skin Enterprises, Inc.-Class A	25,728
900	Revlon, Inc.-Class A*	13,401
300	Spectrum Brands Holdings, Inc.*	10,356
200	USANA Health Sciences, Inc.*	8,080

	Total Household & Personal Products	210,220

	Insurance — 11.0%
500	Allied World Assurance Co Holdings Ltd.	38,450
1,000	Alterra Capital Holdings Ltd.	22,210
600	American Equity Investment Life Holding Co.	6,348

1,400	American Financial Group, Inc.	54,446
300	American National Insurance Co.	20,496
200	Amerisafe, Inc.*	5,478
900	AmTrust Financial Services, Inc.	25,875
1,200	Arch Capital Group Ltd.*	45,876
200	Argo Group International Holdings Ltd.	5,596
300	Aspen Insurance Holdings Ltd.	8,478
1,400	Assurant, Inc.	46,732
1,700	Assured Guaranty Ltd.	20,298
700	Axis Capital Holdings Ltd.	23,030
3,100	CNO Financial Group, Inc.*	21,266
900	Crawford & Co.-Class B	3,240
200	EMC Insurance Group, Inc.	3,968
300	Endurance Specialty Holdings Ltd.	11,718
100	Enstar Group Ltd.*	9,112
300	Everest Re Group Ltd.	30,636
400	FBL Financial Group, Inc.-Class A	10,212
2,600	Fidelity National Financial, Inc.-Class A	48,984
1,200	First American Financial Corp.	18,912
600	Flagstone Reinsurance Holdings SA	4,434
2,100	Genworth Financial, Inc.-Class A*	11,004
200	Hanover Insurance Group (The), Inc.	7,802
1,000	HCC Insurance Holdings, Inc.	31,260
400	Horace Mann Educators Corp.	6,844
100	Infinity Property & Casualty Corp.	5,366
200	Kansas City Life Insurance Co.	6,236
900	Kemper Corp.	26,361
1,400	Maiden Holdings Ltd.	11,396
600	MBIA, Inc.*	5,382
600	Meadowbrook Insurance Group, Inc.	5,334
400	Mercury General Corp.	17,440
400	Montpelier Re Holdings Ltd.	8,352
400	National Financial Partners Corp.*	5,320
200	National Interstate Corp.	4,988
30	National Western Life Insurance Co.-Class A	3,792
400	OneBeacon Insurance Group Ltd.-Class A	5,228
200	PartnerRe Ltd.	14,174
500	Presidential Life Corp.	4,405
600	Primerica, Inc.	14,442
400	ProAssurance Corp.	35,256
1,000	Protective Life Corp.	26,360
800	Reinsurance Group of America, Inc.	40,136
100	RenaissanceRe Holdings Ltd.	7,707
200	RLI Corp.	13,328
800	Selective Insurance Group, Inc.	13,520
600	StanCorp Financial Group, Inc.	20,886
400	State Auto Financial Corp.	5,460
400	Stewart Information Services Corp.	5,532
1,300	Symetra Financial Corp.	14,690
1,500	Torchmark Corp.	69,990
500	Tower Group, Inc.	9,815
900	Validus Holdings Ltd.	28,242
1,200	W.R. Berkley Corp.	45,984

	Total Insurance	1,017,827

	Materials — 5.7%
400	A Schulman, Inc.	8,548
500	Airgas, Inc.	43,405
500	AK Steel Holding Corp.	3,015

300	American Vanguard Corp.	8,085
100	AptarGroup, Inc.	5,067
400	Ashland, Inc.	25,572
600	Ball Corp.	23,982
800	Bemis Co., Inc.	24,288
800	Boise, Inc.	5,520
200	Cabot Corp.	7,560
1,100	Commercial Metals Co.	12,848
300	Domtar Corp.	23,733
800	Ferro Corp.*	3,552
200	Georgia Gulf Corp.*	5,952
1,600	Graphic Packaging Holding Co.*	7,920
700	HB Fuller Co.	21,280
1,500	Huntsman Corp.	19,200
100	Innophos Holdings, Inc.	5,048
100	Koppers Holdings, Inc.	3,511
200	Kraton Performance Polymers, Inc.*	3,822
100	Minerals Technologies, Inc.	6,327
400	Myers Industries, Inc.	6,728
200	Neenah Paper, Inc.	5,212
60	NewMarket Corp.	12,529
400	Noranda Aluminum Holding Corp.	3,076
200	OM Group, Inc.*	3,642
700	Omnova Solutions, Inc.*	5,040
600	Owens-Illinois, Inc.*	11,724
500	PH Glatfelter Co.	7,575
400	PolyOne Corp.	5,292
100	Quaker Chemical Corp.	4,179
500	Reliance Steel & Aluminum Co.	23,605
1,300	RPM International, Inc.	34,268
200	Schnitzer Steel Industries, Inc.-Class A	5,216
1,000	Sealed Air Corp.	15,650
300	Sensient Technologies Corp.	10,956
700	Sonoco Products Co.	21,539
1,100	Steel Dynamics, Inc.	11,594
100	Stepan Co.	9,038
200	TPC Group, Inc.*	6,318
200	Tredegar Corp.	2,710
700	Valspar Corp.	33,747
600	Wausau Paper Corp.	5,526
600	Worthington Industries, Inc.	9,750

	Total Materials	523,149

	Media — 2.1%
700	Belo Corp. - Class A	4,046
2,800	Gannett Co., Inc.	36,568
500	Harte-Hanks, Inc.	4,220
300	John Wiley and Sons, Inc.-Class A	13,650
200	Journal Communications, Inc.-Class A*	848
100	LIN TV Corp.-Class A*	288
1,100	Lions Gate Entertainment Corp.*	14,652
700	Live Nation Entertainment, Inc.*	6,545
1,900	McClatchy Co. (The)-Class A*	4,161
700	Meredith Corp.	20,713
1,700	New York Times Co. (The)-Class A*	11,305
500	Regal Entertainment Group-Class A	6,875
700	Scholastic Corp.	18,865
800	Sinclair Broadcast Group, Inc.	6,512
300	Valassis Communications, Inc.*	5,973
97	Washington Post Co. (The)-Class B	33,835

	Total Media	189,056

	Pharmaceuticals, Biotechnology & Life Sciences — 2.1%
60	Bio-Rad Laboratories, Inc.*	5,977
400	Charles River Laboratories International, Inc.*	13,352
400	Cubist Pharmaceuticals, Inc.*	16,048
1,600	Endo Health Solutions, Inc.*	52,032
200	Hi-Tech Pharmacal Co., Inc.*	5,778
300	Medicis Pharmaceutical Corp.-Class A	10,830
400	Obagi Medical Products, Inc.*	4,956
400	Par Pharmaceutical Cos., Inc.*	14,336
2,400	PDL BioPharma, Inc.	15,576
700	PerkinElmer, Inc.	18,620
500	Viropharma, Inc.*	10,070
1,200	Warner Chilcott Plc.-Class A*	22,632

	Total Pharmaceuticals, Biotechnology & Life Sciences	190,207

	Real Estate — 3.9%
3,300	American Capital Agency Corp. REIT	107,811
2,000	Anworth Mortgage Asset Corp. REIT	13,460
800	ARMOUR Residential REIT, Inc.	5,584
600	Ashford Hospitality Trust, Inc. REIT	5,130
500	Brandywine Realty Trust REIT	5,615
1,300	Capstead Mortgage Corp. REIT	17,901
8,400	Chimera Investment Corp. REIT	23,520
500	CommonWealth REIT	8,825
500	CreXus Investment Corp. REIT	4,900
900	CYS Investments, Inc. REIT	12,312
1,300	Hatteras Financial Corp. REIT	37,115
1,200	Hospitality Properties Trust REIT	28,212
900	Invesco Mortgage Capital, Inc. REIT	16,326
800	iStar Financial, Inc. REIT*	4,536
2,600	MFA Financial, Inc. REIT	19,812
500	Mission West Properties, Inc. REIT	4,205
1,500	Newcastle Investment Corp. REIT	9,960
1,000	NorthStar Realty Finance Corp. REIT	5,180
300	One Liberty Properties, Inc. REIT	5,319
400	Pennsylvania Real Estate Investment Trust REIT	5,072
300	Pennymac Mortgage Investment Trust REIT	5,541
1,000	Resource Capital Corp. REIT	5,340
1,000	Two Harbors Investment Corp. REIT	10,340

	Total Real Estate	362,016

	Retailing — 8.7%
1,100	Aaron’s, Inc.	29,205
200	Abercrombie & Fitch Co.-Class A	6,708
900	Aeropostale, Inc.*	16,650
100	America’s Car-Mart, Inc.*	4,315
2,000	American Eagle Outfitters, Inc.	38,620
400	ANN, Inc.*	10,756
400	Asbury Automotive Group, Inc.*	10,692
1,800	Ascena Retail Group, Inc.*	34,074
200	AutoNation, Inc.*	7,204
600	Barnes & Noble, Inc.*	9,858
600	Big 5 Sporting Goods Corp.	3,906
800	Big Lots, Inc.*	29,400
500	Brown Shoe Co., Inc.	5,945
400	Buckle (The), Inc.	15,656

200	Cabela’s, Inc.*	7,068
400	Cato Corp. (The)-Class A	11,480
1,300	Charming Shoppes, Inc.*	9,542
1,100	Chico’s FAS, Inc.	16,071
100	Childrens Place Retail Stores (The), Inc.*	4,597
700	Collective Brands, Inc.*	14,889
500	Conn’s, Inc.*	8,745
200	Core-Mark Holding Co., Inc.	8,698
500	Dillard’s, Inc.-Class A	33,620
1,100	Expedia, Inc.	50,479
200	Express, Inc.*	3,700
400	Finish Line (The), Inc.-Class A	8,248
800	Foot Locker, Inc.	25,392
400	Fred’s, Inc.-Class A	5,500
2,100	GameStop Corp.-Class A	40,278
300	Genesco, Inc.*	19,950
400	Group 1 Automotive, Inc.	20,944
300	Guess?, Inc.	7,992
200	Hot Topic, Inc.	1,982
400	HSN, Inc.	15,560
400	Lithia Motors, Inc.-Class A	9,768
400	LKQ Corp.*	14,576
700	Men’s Wearhouse (The), Inc.	25,193
500	NutriSystem, Inc.	5,125
2,500	Office Depot, Inc.*	5,375
900	OfficeMax, Inc.*	4,383
1,300	Penske Auto Group, Inc.	31,954
400	Pep Boys-Manny Moe & Jack Co. (The)	3,712
900	PetSmart, Inc.	57,996
200	Pool Corp.	7,394
800	RadioShack Corp.	3,712
1,000	Rent-A-Center, Inc.	33,670
300	Sears Holdings Corp.*	14,820
150	Shoe Carnival, Inc.*	3,177
800	Sonic Automotive, Inc.	11,912
400	Stage Stores, Inc.	6,876
700	Stein Mart, Inc.*	5,068
700	Systemax, Inc.*	8,512
100	Tractor Supply Co.	9,135
400	VOXX International Corp.*	3,944
400	West Marine, Inc.*	4,168
200	Weyco Group, Inc.	4,672

	Total Retailing	812,866

	Semiconductors & Semiconductor Equipment — 1.3%
400	Advanced Energy Industries, Inc.*	5,460
500	Alpha & Omega Semiconductor Ltd.*	4,485
1,800	Amkor Technology, Inc.*	8,514
500	Brooks Automation, Inc.	4,685
700	Entegris, Inc.*	5,397
600	Fairchild Semiconductor International, Inc.*	7,926
1,100	GT Advanced Technologies, Inc.*	4,620
1,000	Integrated Device Technology, Inc.*	5,490
500	Integrated Silicon Solution, Inc.*	4,680
600	Intersil Corp.-Class A	6,330
600	Kulicke & Soffa Industries, Inc.*	6,312
400	Lam Research Corp.*	14,920
500	MKS Instruments, Inc.	13,075
700	Photronics, Inc.*	4,200

800	PMC-Sierra, Inc.*	5,104
700	Spansion, Inc.*	7,560
200	Standard Microsystems Corp.*	7,328

	Total Semiconductors & Semiconductor Equipment	116,086

	Software & Services — 6.5%
800	Actuate Corp.*	5,344
480	Alliance Data Systems Corp.*	60,480
1,700	Amdocs Ltd.*	48,875
1,100	AOL, Inc.*	30,173
600	Booz Allen Hamilton Holding Corp.	9,726
500	Broadridge Financial Solutions, Inc.	10,115
400	CACI International, Inc.-Class A*	17,120
1,200	CIBER, Inc.*	4,296
900	Computer Sciences Corp.	23,976
600	Compuware Corp.*	5,400
1,200	Convergys Corp.*	16,740
400	CSG Systems International, Inc.*	6,600
400	DST Systems, Inc.	20,440
1,700	EarthLink, Inc.	13,719
400	EPIQ Systems, Inc.	4,412
100	ePlus, Inc.*	3,143
300	Euronet Worldwide, Inc.*	5,397
500	Fair Isaac Corp.	20,330
1,000	Global Cash Access Holdings, Inc.*	7,050
200	Global Payments, Inc.	8,496
300	Heartland Payment Systems, Inc.	8,754
600	IAC/InterActiveCorp	26,952
200	j2 Global, Inc.	4,838
200	JDA Software Group, Inc.*	5,536
800	Lender Processing Services, Inc.	18,464
100	Liquidity Services, Inc.*	6,389
100	Manhattan Associates, Inc.*	4,750
400	Mantech International Corp.-Class A	8,720
600	Mentor Graphics Corp.*	8,460
500	NeuStar, Inc.-Class A*	16,090
402	QAD, Inc.-Class A*	4,981
400	Quest Software, Inc.*	10,000
2,000	SAIC, Inc.	22,220
1,300	Synopsys, Inc.*	38,415
300	TeleNav, Inc.*	1,803
400	TeleTech Holdings, Inc.*	5,960
500	TNS, Inc.*	8,940
2,200	Total System Services, Inc.	51,194
700	Unisys Corp.*	10,997
1,200	United Online, Inc.	4,740
400	Valueclick, Inc.*	7,016
400	Websense, Inc.*	7,432

	Total Software & Services	604,483

	Technology Hardware & Equipment — 4.9%
300	Anixter International, Inc.	17,253
700	Arris Group, Inc.*	8,631
1,200	Arrow Electronics, Inc.*	40,692
1,600	Avnet, Inc.*	48,784
1,000	AVX Corp.	10,880
500	Benchmark Electronics, Inc.*	6,770
200	Black Box Corp.	4,476
800	Brightpoint, Inc.*	3,896

3,500	Brocade Communications Systems, Inc.*	16,275
300	Comtech Telecommunications Corp.	8,664
300	Diebold, Inc.	11,103
200	Dolby Laboratories, Inc.-Class A*	8,578
500	Emulex Corp.*	3,360
900	Harris Corp.	35,802
800	Imation Corp.*	4,544
2,100	Ingram Micro, Inc.-Class A*	37,443
900	Insight Enterprises, Inc.*	13,401
100	Itron, Inc.*	3,583
600	Jabil Circuit, Inc.	11,478
1,100	Lexmark International, Inc.	27,511
400	NCR Corp.*	8,568
400	PC Connection, Inc.	3,592
800	QLogic Corp.*	10,888
1,400	Sanmina-SCI Corp.*	9,954
100	Scansource, Inc.*	2,997
200	Synaptics, Inc.*	5,364
600	SYNNEX Corp.*	20,010
600	Tech Data Corp.*	28,566
1,200	Tellabs, Inc.	4,392
200	TESSCO Technologies, Inc.	3,832
400	TTM Technologies, Inc.*	3,696
1,500	Vishay Intertechnology, Inc.*	15,930
700	Xyratex Ltd.	8,008

	Total Technology Hardware & Equipment	448,921

	Telecommunication Services — 0.7%
3,300	Cincinnati Bell, Inc.*	11,682
300	Consolidated Communications Holdings, Inc.	4,425
1,900	Frontier Communications Corp.	7,106
600	Leap Wireless International, Inc.*	3,462
700	Premiere Global Services, Inc.*	5,852
900	Telephone & Data Systems, Inc.	17,865
200	United States Cellular Corp.*	7,478
400	USA Mobility, Inc.	4,968

	Total Telecommunication Services	62,838

	Transportation — 1.3%
600	Alaska Air Group, Inc.*	20,580
400	Avis Budget Group, Inc.*	5,940
200	Copa Holdings SA Class A	16,604
700	Genco Shipping & Trading Ltd.*	2,184
900	Hawaiian Holdings, Inc.*	5,202
200	Landstar System, Inc.	10,540
300	Macquarie Infrastructure Co. LLC	9,969
900	Republic Airways Holdings, Inc.*	4,878
200	Ryder System, Inc.	8,642
500	Skywest, Inc.	3,525
300	Universal Truckload Services, Inc.	3,942
1,700	US Airways Group, Inc.*	22,474
400	UTi Worldwide, Inc.	6,256

	Total Transportation	120,736

	Utilities — 4.8%
500	AGL Resources, Inc.	18,740
100	ALLETE, Inc.	3,905
400	Alliant Energy Corp.	17,476
100	American States Water Co.	3,679

600	American Water Works Co., Inc.	20,526
500	Atmos Energy Corp.	16,570
500	Avista Corp.	12,705
200	Black Hills Corp.	6,436
400	Cleco Corp.	16,336
1,500	CMS Energy Corp.	34,950
200	El Paso Electric Co.	6,138
600	Great Plains Energy, Inc.	11,952
300	Hawaiian Electric Industries, Inc.	8,283
200	IDACORP, Inc.	7,858
400	Integrys Energy Group, Inc.	21,640
200	Laclede Group (The), Inc.	7,622
100	MGE Energy, Inc.	4,513
200	NorthWestern Corp.	7,102
900	NRG Energy, Inc.*	13,788
700	NV Energy, Inc.	12,110
1,600	Pepco Holdings, Inc.	30,496
300	Pinnacle West Capital Corp.	14,814
700	PNM Resources, Inc.	13,055
700	Portland General Electric Co.	17,605
400	Questar Corp.	8,028
800	SCANA Corp.	37,560
100	Southwest Gas Corp.	4,198
600	UGI Corp.	17,208
200	UNS Energy Corp.	7,498
500	Vectren Corp.	14,660
500	Westar Energy, Inc.	14,310
200	WGL Holdings, Inc.	7,790

	Total Utilities	439,551

	TOTAL COMMON STOCKS (COST $8,928,846)	8,939,698

	MUTUAL FUNDS — 1.9%

	Affiliated Issuers — 1.9%
6,840	GMO U.S. Treasury Fund	170,998

	TOTAL MUTUAL FUNDS (COST $170,998)	170,998

	SHORT-TERM INVESTMENTS — 1.7%

	Money Market Funds — 1.7%
158,494	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	158,494

	TOTAL SHORT-TERM INVESTMENTS (COST $158,494)	158,494

	TOTAL INVESTMENTS — 100.3% (Cost $9,258,338)	9,269,190

	Other Assets and Liabilities (net) — (0.3%)	(25,287)

	TOTAL NET ASSETS — 100.0%	$9,243,903

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 9,299,228	$592,108	$(622,146)	$(30,038)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO U.S. Treasury Fund	$270,998	$—	$100,000	$38	$—	$170,998

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$8,939,698	$—	$—	$8,939,698
Mutual Funds	170,998	—	—	170,998
Short-Term Investments	158,494	—	—	158,494

Total Investments	9,269,190	—	—	9,269,190

Total	$9,269,190	$—	$—	$9,269,190

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., forward currency contracts), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%

	U.S. Government — 100.0%
13,950,000	U.S. Treasury Bill, 0.09%, due 06/21/12(a)	13,949,303
3,200,000	U.S. Treasury Bill, 0.07%, due 07/05/12(a)	3,199,789
155,925,000	U.S. Treasury Bill, 0.08%, due 07/12/12(a)	155,911,314
235,350,000	U.S. Treasury Bill, 0.09%, due 07/19/12(a)	235,322,014
72,400,000	U.S. Treasury Bill, 0.09%, due 07/26/12(a)	72,389,942
400,300,000	U.S. Treasury Bill, 0.10%, due 08/02/12(a)	400,263,973
310,900,000	U.S. Treasury Bill, 0.10%, due 08/09/12(a)	310,862,692
281,300,000	U.S. Treasury Bill, 0.09%, due 08/16/12(a)	281,262,868
78,100,000	U.S. Treasury Bill, 0.11%, due 08/23/12(a)	78,087,426
48,000,000	U.S. Treasury Bill, 0.11%, due 09/20/12(a)	47,987,424
390,600,000	U.S. Treasury Bill, 0.12%, due 10/04/12(a)	390,471,102
226,050,000	U.S. Treasury Bill, 0.13%, due 10/11/12(a)	225,960,936
230,700,000	U.S. Treasury Bill, 0.12%, due 10/18/12(a)	230,595,493
50,000,000	U.S. Treasury Note, 1.88%, due 06/15/12	50,034,781
50,000,000	U.S. Treasury Note, 0.63%, due 07/31/12	50,042,950

	Total U.S. Government	2,546,342,007

	Money Market Funds — 0.0%
270,648	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(b)	270,648

	TOTAL SHORT-TERM INVESTMENTS (COST $2,546,481,758)	2,546,612,655

	TOTAL INVESTMENTS — 100.0% (Cost $2,546,481,758)	2,546,612,655

	Other Assets and Liabilities (net) — 0.00%	129,497

	TOTAL NET ASSETS — 100.0%	$2,546,742,152

Notes to Schedule of Investments:

(a)	Rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2012. Note: Yield rounds to 0.00%.

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 2,546,481,758	$131,866	$(969)	$130,897

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as U.S. Treasury Obligations having sixty days or less to final maturity were valued using amortized cost.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments	$2,015,805,512	$530,807,143	$—	$2,546,612,655

Total Investments	2,015,805,512	530,807,143	—	2,546,612,655

Total	$2,015,805,512	$530,807,143	$—	$2,546,612,655

At May 31, 2012, the Fund’s investments in U.S. Treasury Obligations having sixty days or less to final maturity were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, as the value is not obtained from a quoted price in an active market. Securities valued at amortized cost are considered to be valued using Level 2 inputs.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero under some market conditions.

• Credit Risk — Securities issued by the U.S. Treasury or U.S. government agencies generally present minimal credit risk. However, a security backed by the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

• Focused Investment Risk — Focusing investments in a particular type of security (e.g., Direct U.S. Treasury Obligations) creates additional risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
5,555,088	GMO Currency Hedged International Equity Fund, Class III	113,323,792
1,917,323	GMO Flexible Equities Fund, Class VI	31,904,249
6,018,581	GMO International Growth Equity Fund, Class IV	126,811,497
13,814,529	GMO International Intrinsic Value Fund, Class IV	242,859,413
23,296,332	GMO Quality Fund, Class VI	529,991,542
8,348,634	GMO U.S. Core Equity Fund, Class VI	106,862,509

	TOTAL MUTUAL FUNDS (COST $1,070,581,641)	1,151,753,002

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
24,771	State Street Eurodollar Time Deposit, 0.01%, due 06/01/12	24,771

	TOTAL SHORT-TERM INVESTMENTS (COST $24,771)	24,771

	TOTAL INVESTMENTS — 100.0% (Cost $1,070,606,412)	1,151,777,773

	Other Assets and Liabilities (net) — (0.0%)	(47,238)

	TOTAL NET ASSETS — 100.0%	$1,151,730,535

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,178,637,113	$1,310,029	$(28,169,369)	$ (26,859,340)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2012 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
GMO Currency Hedged International Equity Fund, Class III	$107,204,495	$15,050,109	$—	$—	$—	$113,323,792
GMO Flexible Equities Fund, Class VI	49,265,004	—	12,938,193	—	—	31,904,249
GMO International Growth Equity Fund, Class IV	146,508,832	—	9,738,994	—	—	126,811,497
GMO International Intrinsic Value Fund, Class IV	276,646,189	4,416,311	—	—	—	242,859,413
GMO Quality Fund, Class VI	546,462,743	3,279,323	4,443,428	3,279,323	—	529,991,542
GMO U.S. Core Equity Fund, Class VI	109,071,465	501,164	890,317	501,164	—	106,862,509

Totals	$1,235,158,728	$23,246,907	$28,010,932	$3,780,487	$—	$1,151,753,002

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2012 through May 31, 2012. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives. In that case, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of May 31, 2012. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	47.4%
Futures Contracts	(0.3)%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. On both May 31, 2012 and February 29, 2012, the Fund held no investments or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,151,753,002	$—	$—	$1,151,753,002
Short-Term Investments	24,771	—	—	24,771

Total Investments	1,151,777,773	—	—	1,151,777,773

Total	$1,151,777,773	$—	$—	$1,151,777,773

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were less than 0.1% of total net assets.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter (“OTC”) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Natural Resources Risk — The Fund may invest in GMO Resources Fund (“Resources Fund”), another fund of GMO Trust. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments

At May 31, 2012, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2012 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 94.9%

	Asset-Backed Securities — 22.4%

	Auto Financing — 0.3%
2,604,994	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.89%, due 08/15/13	2,612,105
84,152	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.30%, due 12/15/13	84,152

	Total Auto Financing	2,696,257

	Business Loans — 1.6%
1,157,338	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	943,230
1,640,540	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	1,066,351
8,070,333	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	6,012,398
3,401,324	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.24%, due 02/28/40	1,564,609
1,170,376	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	983,116
1,390,677	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	1,202,560
947,608	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	772,168
1,024,922	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	840,866

	Total Business Loans	13,385,298

	CMBS — 3.1%
534,786	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.36%, due 07/15/44	532,112
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	10,608,750
1,261,020	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	1,261,020
2,454,895	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.48%, due 03/10/44	2,454,895
2,944,919	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	3,017,621
3,535,725	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.80%, due 05/12/39	3,535,725
1,003,988	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.86%, due 10/15/42	1,021,036
3,780,632	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	3,629,407

	Total CMBS	26,060,566

	CMBS Collateralized Debt Obligations — 0.5%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.27%, due 11/23/52	16,944
5,395,552	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	4,586,219

	Total CMBS Collateralized Debt Obligations	4,603,163

	Corporate Collateralized Debt Obligations — 0.6%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.76%, due 06/20/13	4,672,320

	Credit Cards — 1.3%
5,775,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	5,784,009
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.33%, due 06/16/15	3,901,219
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	896,715

	Total Credit Cards	10,581,943

	Insured Auto Financing — 1.0%
828,089	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	828,085
1,982,748	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	1,986,912
5,550,569	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	5,559,505

	Total Insured Auto Financing	8,374,502

	Insured Other — 0.7%
2,490,496	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 09/15/41	2,228,896
1,903,151	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	1,708,822
1,550,407	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.72%, due 01/05/14	1,286,838
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	690,000

	Total Insured Other	5,914,556

	Insured Residential Asset-Backed Securities (United States) ♦— 0.7%
6,619,595	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.66%, due 07/25/34	5,560,459

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
643,705	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	593,947

	Insured Time Share — 0.2%
1,820,743	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	1,787,465

	Insured Transportation — 0.4%
3,201,545	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.42%, due 08/18/21	3,041,468

	Residential Asset-Backed Securities (United States) ♦— 8.1%
9,213,572	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	2,948,343
728,513	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 07/25/36	721,227
10,369,833	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	5,599,710
261,620	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	227,937
698,285	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 09/25/35	221,706
1,774,574	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	244,004
1,929,410	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	265,294
1,062,713	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 09/25/36	185,975
4,151,906	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 12/25/36	602,026
1,011,298	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	257,881
9,469,785	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	2,320,097
5,400,151	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	1,620,045
1,780,509	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	551,958
1,925,027	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	545,023
2,425,478	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	1,534,600
4,157,173	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	3,089,195
2,285,157	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	1,441,020
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	560,520
661,689	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.56%, due 02/25/37	110,039

1,582,382	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	1,337,112
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	919,750
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	5,214,000
7,656,404	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	5,880,884
4,134,153	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	1,043,874
889,680	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.55%, due 01/20/35	747,887
338,244	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	300,403
5,997,519	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	1,754,274
209,133	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.49%, due 10/25/35	198,938
3,240,991	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	1,555,676
2,622,950	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	950,819
5,394,198	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	1,564,318
2,972,335	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	980,870
1,160,402	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.56%, due 03/25/36	145,050
2,209,549	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.52%, due 01/25/47	1,186,307
2,171,687	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	608,072
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.41%, due 09/25/36	7,277,875
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	3,520,562
1,462,884	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	743,438
2,384,902	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.35%, due 10/25/46	2,194,110
8,878,419	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 07/25/36	2,987,588
195,593	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	190,880
620,709	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	590,159
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	1,655,280
1,239,865	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	991,892
364,692	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.82%, due 11/25/35	328,222

	Total Residential Asset-Backed Securities (United States)	67,914,840

	Residential Mortgage-Backed Securities (Australian) — 1.0%
1,381,190	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.53%, due 07/20/38	1,348,940
3,466,601	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.87%, due 03/14/36	3,146,980
1,475,834	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.87%, due 12/08/36	1,320,871
869,253	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.55%, due 05/10/36	836,823
1,971,900	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.54%, due 02/21/38	1,945,477

	Total Residential Mortgage-Backed Securities (Australian)	8,599,091

	Residential Mortgage-Backed Securities (European) — 2.4%
6,082,399	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.69%, due 09/20/66	5,109,215
3,689,815	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 01/13/39	3,431,528
2,149,135	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.28%, due 12/20/54	2,064,244
3,512,969	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.59%, due 12/10/43	3,135,324

2,723,125	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.69%, due 11/15/38	2,092,449
2,477,436	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.67%, due 09/15/39	1,884,338
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.58%, due 07/15/33	2,694,600

	Total Residential Mortgage-Backed Securities (European)	20,411,698

	Student Loans — 0.4%
3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.72%, due 01/25/24	3,022,500

	Total Asset-Backed Securities	187,220,073

	Foreign Government Obligations — 5.8%
GBP 25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46(a)	48,906,133

	U.S. Government — 66.6%
262,303,585	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13(b)(c)	264,516,903
150,000,000	U.S. Treasury Note, 1.38%, due 01/15/13(c)	151,119,150
65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	54,794,415
105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	87,739,260

	Total U.S. Government	558,169,728

	U.S. Government Agency — 0.1%
800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	912,000

	TOTAL DEBT OBLIGATIONS (COST $859,445,317)	795,207,934

Principal Amount	Description	Value ($)
	OPTIONS PURCHASED — 1.5%

	Currency Options — 0.0%
EUR 3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56 (OTC) (CP - JPMorgan Chase Bank, N.A.)	209,279

	Options on Interest Rate Swaps — 1.5%
USD 64,000,000	Swaption Straddle, Expires 04/10/13, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 12, 2023. (OTC) (CP - Morgan Stanley Capital Services, Inc.)	4,179,520
USD 64,000,000	Swaption Straddle, Expires 04/23/13, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 25, 2023. (OTC) (CP - Morgan Stanley Capital Services, Inc.)	4,168,320
USD 64,000,000	Swaption Straddle, Expires 05/01/13, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on May 3, 2023. (OTC) (CP - Morgan Stanley Capital Services, Inc.)	4,132,416

	Total Options on Interest Rate Swaps	12,480,256

	TOTAL OPTIONS PURCHASED (COST $10,543,550)	12,689,535

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 17.1%

	Money Market Funds — 7.0%
41,025,700	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.20%(d)	41,025,700
17,812,535	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.02%(d)	17,812,535

	Total Money Market Funds	58,838,235

	U.S. Government — 10.1%
85,000,000	U.S. Treasury Bill, 0.10%, due 10/04/12(e)	84,971,950

	TOTAL SHORT-TERM INVESTMENTS (COST $143,801,335)	143,810,185

	TOTAL INVESTMENTS — 113.5% (Cost $1,013,790,202)	951,707,654

	Other Assets and Liabilities (net) — (13.5%)	(113,475,351)

	TOTAL NET ASSETS — 100.0%	$838,232,303

A summary of outstanding financial instruments at May 31, 2012 is as follows:

Reverse Repurchase Agreements

Face Value	Description	Market Value
GBP 30,177,500	Barclays Bank PLC, 0.54%, dated 05/16/12, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 06/18/2012.	$(46,509,567)

Average balance outstanding	$(46,397,002)
Average interest rate	0.54%
Maximum balance outstanding	$(48,007,859)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Futures Contracts

Number of Contracts	Type	Expiration Date	Value	Net Unrealized Appreciation (Depreciation)
Sales
2,536	EuroSwiss Interest Rate 3 Months	December 2012	$653,809,441	$(968,385)

Written Options

A summary of open written option contracts for the Fund at May 31, 2012 is as follows:

	Principal Amount	Expiration Date	Description	Premiums	Market Value
Call	EUR (3,000,000)	06/14/2013	EUR Call/CHF Put, Strike 1.56%	$1,097,998	$(240,316)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
100,000,000	USD	12/20/2012	Morgan Stanley Capital Services LLC	(Pay)	1.20%	0%	Reference security within CDX IG Index	N/A		$(915,158)
50,000,000	USD	12/20/2012	Morgan Stanley Capital Services LLC	(Pay)	1.93%	0%	Reference security within CDX IG Index	N/A		(735,939)
96,449,886	USD	12/20/2012	Morgan Stanley Capital Services LLC	Receive	0.71%	0%	Reference security within CDX IG Index	96,449,886	USD	522,245
250,769,703	USD	12/20/2012	Morgan Stanley Capital Services LLC	Receive	0.71%	0%	Reference security within CDX IG Index	250,769,703	USD	1,357,836

										$228,984

							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.

(Pay) - Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2012, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,000,000,000	CHF	8/5/2012	Credit Suisse International	(Pay)	0.10%	3 Month CHF LIBOR	$89,208
225,000,000	CHF	8/5/2012	Deutsche Bank AG	(Pay)	0.10%	3 Month CHF LIBOR	21,099

1,500,000,000	CHF	8/5/2012	Merrill Lynch Capital Services, Inc.	(Pay)	0.10%	3 Month CHF LIBOR	137,667
250,000,000	CHF	8/5/2012	Morgan Stanley Capital Services LLC	(Pay)	0.10%	3 Month CHF LIBOR	21,338
150,000,000	CHF	5/25/2013	Barclays Bank PLC	(Pay)	(0.04)%	3 Month CHF LIBOR	(56,580)
53,000,000	AUD	6/20/2014	Bank of America, N.A.	(Pay)	3.75%	3 Month AUD BBSW	(812,334)
430,000,000	CAD	6/20/2014	Bank of America, N.A.	Receive	1.00%	3 Month CAD BA	(2,278,589)
9,000,000	CHF	6/20/2014	Bank of America, N.A.	Receive	0.25%	6 Month CHF LIBOR	31,916
286,000,000	EUR	6/20/2014	Bank of America, N.A.	Receive	1.50%	6 Month EURIBOR	4,366,476
289,000,000	GBP	6/20/2014	Bank of America, N.A.	(Pay)	1.50%	6 Month GBP LIBOR	(2,513,102)
42,200,000,000	JPY	6/20/2014	Bank of America, N.A.	Receive	0.50%	6 Month JPY LIBOR	1,602,661
2,002,000,000	SEK	6/20/2014	Bank of America, N.A.	Receive	1.75%	3 Month SEK STIBOR	(44,229)
134,000,000	USD	6/20/2014	Bank of America, N.A.	(Pay)	1.00%	3 Month USD LIBOR	(984,946)
543,000,000	AUD	6/20/2014	Barclays Bank PLC	Receive	3.75%	3 Month AUD BBSW	8,322,586
179,000,000	CHF	6/20/2014	Barclays Bank PLC	(Pay)	0.25%	6 Month CHF LIBOR	(634,768)
255,000,000	EUR	6/20/2014	Barclays Bank PLC	(Pay)	1.50%	6 Month EURIBOR	(3,909,145)
140,000,000	GBP	6/20/2014	Barclays Bank PLC	(Pay)	1.50%	6 Month GBP LIBOR	(1,217,420)
2,222,000,000	SEK	6/20/2014	Barclays Bank PLC	(Pay)	1.75%	3 Month SEK STIBOR	49,089
192,000,000	AUD	6/20/2014	Citibank N.A.	Receive	3.75%	3 Month AUD BBSW	2,942,793
11,800,000,000	JPY	6/20/2014	Citibank N.A.	(Pay)	0.50%	6 Month JPY LIBOR	(448,137)
400,000,000	CAD	6/20/2014	Deutsche Bank AG	(Pay)	1.00%	3 Month CAD BA	2,119,618
239,000,000	CHF	6/20/2014	Deutsche Bank AG	(Pay)	0.25%	6 Month CHF LIBOR	(847,539)
134,000,000	EUR	6/20/2014	Deutsche Bank AG	Receive	1.50%	6 Month EURIBOR	2,045,831
19,000,000	GBP	6/20/2014	Deutsche Bank AG	(Pay)	1.50%	6 Month GBP LIBOR	(165,221)
88,000,000	USD	6/20/2014	Deutsche Bank AG	Receive	1.00%	3 Month USD LIBOR	646,830
57,000,000	CHF	6/20/2014	Goldman Sachs International	Receive	0.25%	6 Month CHF LIBOR	202,133
212,000,000	EUR	6/20/2014	Goldman Sachs International	(Pay)	1.50%	6 Month EURIBOR	(3,236,688)
6,100,000,000	JPY	6/20/2014	Goldman Sachs International	Receive	0.50%	6 Month JPY LIBOR	232,600
35,000,000	USD	6/20/2014	Goldman Sachs International	Receive	1.00%	3 Month USD LIBOR	257,262
153,000,000	CHF	6/20/2014	UBS AG	(Pay)	0.25%	6 Month CHF LIBOR	(542,567)
108,000,000	GBP	6/20/2014	UBS AG	Receive	1.50%	6 Month GBP LIBOR	939,152
65,000,000	USD	5/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month USD LIBOR	(18,799,144)

14,000,000	AUD	6/20/2022	Bank of America, N.A.	Receive	4.75%	6 Month AUD BBSW	1,010,992
98,000,000	CAD	6/20/2022	Bank of America, N.A.	(Pay)	2.50%	3 Month CAD BA	(3,697,691)
2,000,000	CHF	6/20/2022	Bank of America, N.A.	(Pay)	1.50%	6 Month CHF LIBOR	(119,918)
63,000,000	EUR	6/20/2022	Bank of America, N.A.	(Pay)	3.00%	6 Month EURIBOR	(9,693,836)
64,000,000	GBP	6/20/2022	Bank of America, N.A.	Receive	2.75%	6 Month GBP LIBOR	6,669,102
8,900,000,000	JPY	6/20/2022	Bank of America, N.A.	(Pay)	1.25%	6 Month JPY LIBOR	(4,441,842)
484,000,000	SEK	6/20/2022	Bank of America, N.A.	(Pay)	2.50%	3 Month SEK STIBOR	(2,364,805)
31,000,000	USD	6/20/2022	Bank of America, N.A.	Receive	2.25%	3 Month USD LIBOR	1,435,512
129,000,000	AUD	6/20/2022	Barclays Bank PLC	(Pay)	4.75%	6 Month AUD BBSW	(9,315,565)
36,000,000	CHF	6/20/2022	Barclays Bank PLC	Receive	1.50%	6 Month CHF LIBOR	2,158,527
58,000,000	EUR	6/20/2022	Barclays Bank PLC	Receive	3.00%	6 Month EURIBOR	8,924,483
30,000,000	GBP	6/20/2022	Barclays Bank PLC	Receive	2.75%	6 Month GBP LIBOR	3,126,141
508,000,000	SEK	6/20/2022	Barclays Bank PLC	Receive	2.50%	3 Month SEK STIBOR	2,482,068
46,000,000	AUD	6/20/2022	Citibank N.A.	(Pay)	4.75%	6 Month AUD BBSW	(3,321,830)
2,500,000,000	JPY	6/20/2022	Citibank N.A.	Receive	1.25%	6 Month JPY LIBOR	1,247,709
83,000,000	CAD	6/20/2022	Deutsche Bank AG	Receive	2.50%	3 Month CAD BA	3,131,717
51,000,000	CHF	6/20/2022	Deutsche Bank AG	Receive	1.50%	6 Month CHF LIBOR	3,057,913
28,000,000	EUR	6/20/2022	Deutsche Bank AG	(Pay)	3.00%	6 Month EURIBOR	(4,308,371)
4,000,000	GBP	6/20/2022	Deutsche Bank AG	Receive	2.75%	6 Month GBP LIBOR	416,819
18,000,000	USD	6/20/2022	Deutsche Bank AG	(Pay)	2.25%	3 Month USD LIBOR	(833,523)
10,000,000	CHF	6/20/2022	Goldman Sachs International	(Pay)	1.50%	6 Month CHF LIBOR	(599,591)
48,000,000	EUR	6/20/2022	Goldman Sachs International	Receive	3.00%	6 Month EURIBOR	7,385,779
1,200,000,000	JPY	6/20/2022	Goldman Sachs International	(Pay)	1.25%	6 Month JPY LIBOR	(598,900)
8,000,000	USD	6/20/2022	Goldman Sachs International	(Pay)	2.25%	3 Month USD LIBOR	(370,455)
32,000,000	CHF	6/20/2022	UBS AG	Receive	1.50%	6 Month CHF LIBOR	1,918,691
24,000,000	GBP	6/20/2022	UBS AG	(Pay)	2.75%	6 Month GBP LIBOR	(2,500,913)
105,000,000	USD	8/15/2022	JPMorgan Chase Bank, N.A.	(Pay)	0.00%	3 Month USD LIBOR	(30,328,272)
25,000,000	GBP	12/7/2046	Merrill Lynch Capital Services, Inc.	(Pay)	4.36%	6 Month GBP LIBOR	(13,440,644)

							$(55,432,853)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2012, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

The rates shown on variable rate notes are the current interest rates at May 31, 2012, which are subject to change based on the terms of the security.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW — Bank Bill Swap Reference Rate

CAD BA — Canadian Bankers Acceptance Rate

CDO — Collateralized Debt Obligation

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

CMBS — Commercial Mortgage Backed Security

CP — Counterparty

EURIBOR — Euro Interbank Offered Rate

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR — London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

OTC — Over-the-Counter

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

♦	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2012.

(e)	The rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

SEK — Swedish Krona

USD — United States Dollar

As of May 31, 2012, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 1,016,330,191	$48,328,305	$(112,950,842)	$(64,622,537)

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2012, the total value of securities held for which no alternative pricing source was available represented 1.9% of the net assets of the Fund. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value.

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end investment companies are generally valued at their net asset value. If quotations are not readily available or circumstances make an existing methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended May 31, 2012, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current period, the Fund became subject to new accounting standards (the “standard”) which clarify the application of existing fair value measurement requirements, change certain principles related to measuring fair value and, for material Level 3 investments and derivatives, if any, (determined by each class of the Fund’s net assets separately identified in the table below) require additional disclosures about fair value measurements. Required disclosures are expanded under the new guidance, particularly for fair value measurements that are categorized within Level 3 of the fair value hierarchy. At May 31, 2012, the Fund directly held material Level 3 holdings in the asset-backed class of investments. The Fund values these investments using unadjusted prices supplied by a third party pricing source as described in the Portfolio Valuation note. There were no other classes of investments or derivatives with material Level 3 holdings.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs such as most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value certain credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund valued certain debt securities using quoted prices.

The following is a summary of the respective levels assigned to the Fund’s direct investments and derivatives, if any, as of May 31, 2012:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$12,492,960	$174,727,113	$187,220,073
Foreign Government Obligations	—	48,906,133	—	48,906,133
U.S. Government	151,119,150	407,050,578	—	558,169,728
U.S. Government Agency	—	912,000	—	912,000

TOTAL DEBT OBLIGATIONS	151,119,150	469,361,671	174,727,113	795,207,934

Options Purchased	—	12,689,535	—	12,689,535
Short-Term Investments	143,810,185	—	—	143,810,185

Total Investments	294,929,335	482,051,206	174,727,113	951,707,654

Derivatives*
Swap Agreements
Credit Risk	—	1,880,081	—	1,880,081
Interest Rate Risk	—	66,993,712	—	66,993,712

Total	$294,929,335	$550,924,999	$174,727,113	$1,020,581,447

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives*
Written Options
Foreign Currency Risk	$—	$(240,316)	$—	$(240,316)
Futures Contracts
Interest Rate Risk	(968,385)	—	—	(968,385)
Swap Agreements
Credit Risk	—	(1,651,097)	—	(1,651,097)
Interest Rate Risk	—	(122,426,565)	—	(122,426,565)

Total	$(968,385)	$(124,317,978)	$—	$(125,286,363)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net values of the Fund’s direct investments in securities and derivative financial instruments using Level 3 inputs were 20.8% and 0.0% of total net assets, respectively.

For the period ended May 31, 2012, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3 *	Transfer out of level 3 *	Balances as of May 31, 2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2012
Debt Obligations
Asset-Backed Securities	$188,075,008	$—	$(15,337,882)	$2,105	$(30,661)	$2,018,543	$—	$—	$174,727,113	$2,017,555

Total	$188,075,008	$—	$(15,337,882)	$2,105	$(30,661)	$2,018,543	$—	$—	$174,727,113	$2,017,555

*	The Fund accounts for investments and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of May 31, 2012, the Fund had received $48,007,859 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $49,391,582. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. The uncertainties surrounding the sovereign debt of the countries in the European Union and the continued existence of the European Union have disrupted and are likely to continue to disrupt global securities markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and is therefore subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral, that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended May 31, 2012, the Fund used futures contracts to adjust interest rate exposure, adjust exposure to certain markets, and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. The premium, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended May 31, 2012, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended May 31, 2012, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2012, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$(3,000,000)	—	$1,097,998
Options written	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—

Outstanding, end of period	$—	—	$—	$(3,000,000)	—	$1,097,998

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended May 31, 2012, the Fund used swap agreements to hedge against default risk, to adjust interest rate exposure, and to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments as of May 31, 2012:

	Interest rate contracts	Foreign currency contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$12,480,256	$209,279	$—	$—	$—	$12,689,535
Unrealized appreciation on swap agreements	66,993,712	—	1,880,081	—	—	68,873,793

Total	$79,473,968	$209,279	$1,880,081	$—	$—	$81,563,328

Liabilities:
Written options outstanding	$—	$(240,316)	$—	$—	$—	$(240,316)
Unrealized depreciation on futures contracts*	(968,385)	—	—	—	—	(968,385)
Unrealized depreciation on swap agreements	(122,426,565)	—	(1,651,097)	—	—	(124,077,662)

Total	$(123,394,950)	$(240,316)	$(1,651,097)	$—	$—	$(125,286,363)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (futures contracts), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2012.

	Futures contracts	Swap agreements	Options
Average amount outstanding	$217,936,480	$10,217,000,031	$199,787,801

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/S/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date:	July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/S/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date:	July 27, 2012

By (Signature and Title):	/S/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date:	July 27, 2012